UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:  811-21702

Name of Fund:    BlackRock Health Sciences Trust (BME)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Health Sciences Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Health Sciences Trust II (BMEZ)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Science and Technology Trust II (BSTZ)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Health Sciences Trust II’s (BMEZ), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST), BlackRock Science and Technology Trust II’s (BSTZ) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2020

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR	$0.180872	$—	$—	$0.204328	$0.385200	47%	0%	0%	53%	100%
CII	0.090988	—	0.434012	—	0.525000	17	0	83	0	100
BDJ	0.212571	—	0.087429	—	0.300000	71	0	29	0	100
BOE	0.152891	—	—	0.225109	0.378000	40	0	0	60	100
BGY	0.071618	—	—	0.131182	0.202800	35	0	0	65	100
BME	0.022858	—	—	1.177142	1.200000	2	0	0	98	100
BMEZ	—	—	—	0.300000	0.300000	0	0	0	100	100
BCX	0.103460	—	—	0.182940	0.286400	36	0	0	64	100
BST	—	—	—	0.993000	0.993000	0	0	0	100	100
BSTZ	—	—	—	0.600000	0.600000	0	0	0	100	100
BUI	0.173723	—	—	0.552277	0.726000	24	0	0	76	100

(a)

Certain Trusts estimate that they have distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis as of June 30, 2020:

Exchange Symbol	Amount Per Common Share
BGR	$0.0470
CII	0.0875
BDJ	0.0500
BOE	0.0630
BGY	0.0338
BME	0.2000
BMEZ	0.1000
BCX	0.0400
BST	0.1655
BSTZ	0.1000
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME, BST and BUI’s prospectuses for a more complete description of each Trust’s risks.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

THE BENEFITS AND RISKS OF OPTION OVER-WRITING	5

Trust Information as of June 30, 2020	BlackRock Energy and Resources Trust (BGR)

Investment Objective

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($7.23)(a)	7.80%
Current Monthly Distribution per Common Share(b)	$0.0470
Current Annualized Distribution per Common Share(b)	$0.5640

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR(a)(b)	(36.19)%	(32.77)%
MSCI World Energy Call Overwrite Index(c)	N/A	(38.19)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI World Energy Call Overwrite Index incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Energy prices fell sharply in the first half of 2020, as the demand outlook was pressured by concerns about the economic impact of the coronavirus pandemic. In combination with the stock market downturn that occurred in February and March, this development led to poor returns for energy-related equities.

Consistent with this environment, the Trust produced a negative absolute return in the six-month period. While most of its holdings declined in value, its positions in more “defensive” energy companies — such as Total SA and the oil pipeline company Williams Cos. — outperformed. The Trust also benefited from not owning Occidental Petroleum Corp. and being significantly underweight Schlumberger NV, as both companies experienced sharp share price declines.

The oil refiner Marathon Petroleum Corp., which was hurt by the prospect of rising gasoline inventories, was the largest detractor from performance. The exploration and production (“E&P”) companies Kosmos Energy Ltd. and Noble Energy, Inc. also weighed on results. Shares of Kosmos slid after the company announced plans to reduce 2020 capital spending and suspend its dividend to preserve cash, while Noble lost ground due to its higher sensitivity to energy prices. An underweight in Enbridge, Inc., which outperformed thanks to progress on a proposed pipeline in the United States, was an additional detractor of note.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the six-month period.

Early in the period, the Trust held a slightly elevated cash balance. The Trust’s cash balance had no material impact to performance.

Describe recent portfolio activity

The investment adviser adopted a more defensive posture in early March given the risks to oil demand stemming from the virus. This was achieved by remaining focused on high-quality producers that the investment adviser saw as having asset bases and balance sheets strong enough to weather the near-term storm and emerge well-positioned for an eventual upturn. Later in the period, the Trust added to its positions in non-U.S. oil producers.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Energy and Resources Trust (BGR)

Describe portfolio positioning at period end.

The integrated energy subsector represented the Trust’s largest allocation, followed by the E&P, distribution, refining & marketing, and oil services industries, respectively.

As of June 30, 2020, the Trust had in place an option overwriting program in place whereby 34% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 6.1% out of the money) with an average time until expiration of 45 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$7.23	$11.88	(39.14)%	$12.66	$4.17
Net Asset Value	8.06	12.57	(35.88)	12.82	5.15

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
Chevron Corp.	14%
Royal Dutch Shell PLC — ADR	10
TOTAL SA	9
BP PLC	8
ConocoPhillips	5
TC Energy Corp	4
Kinder Morgan, Inc.	4
Williams Cos., Inc.	4
Suncor Energy, Inc.	4
Pioneer Natural Resources Co.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	6/30/20	12/31/19
Oil, Gas & Consumable Fuels	96%	97%
Energy Equipment & Services	4	3

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	7

Trust Information as of June 30, 2020	BlackRock Enhanced Capital and Income Fund (CII)

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($14.47)(a)	7.26%
Current Monthly Distribution per Common Share(b)	$0.0875
Current Annualized Distribution per Common Share(b)	$1.0500

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
CII(a)(b)	(13.08)%	(7.29)%
MSCI USA Call Overwrite Index(c)	N/A	(10.36)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA Call Overwrite Index incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

In the equity allocation of the Trust, the largest contributor to relative performance was stock selection within the industrials sector. Most notably, an out-of-benchmark position in specialty contractor Quanta Services Inc. and a lack of exposure to aerospace manufacturer Boeing Co. provided strong relative returns. Underweight allocations to real estate also contributed to performance. Lastly, the Trust benefited from stock selection within the communication services sector, particularly given its overweight positions in tech giants Facebook Inc. and Alphabet Inc.

Conversely, the largest detractor from relative performance in the equity allocation of the Trust was stock selection in the information technology (“IT”) sector. Most notably, overweight positions in software developer CDK Global Inc. and IT consulting company Cognizant Technology Solutions Corp. weighed on results. Stock selection in financials also detracted, particularly due to overweight positions in U.S. Bancorp and Bank of America Corp. Also detracting from relative performance was stock selection in the energy sector, most notably through an overweight position in Marathon Oil Corp.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance during the period.

Describe recent portfolio activity.

The Trust significantly increased its exposure to the IT sector. Holdings within consumer discretionary and real estate were also increased. Conversely, the Trust significantly reduced its exposure to the financials sector. The Trust also lowered its allocation to energy and consumer staples.

Describe portfolio positioning at period end.

In the equity portion of the portfolio, the Trust’s largest allocations relative to the benchmark were in the consumer discretionary, communication services, and industrials sectors. Conversely, the Trust’s largest relative underweights were in the real estate, IT, and utilities sectors.

As of June 30, 2020, the Trust had in place an option overwriting program whereby 52% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.0% out of the money) with an average time until expiration of 45 days.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Enhanced Capital and Income Fund (CII)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$14.47	$17.25	(16.12)%	$17.86	$9.56
Net Asset Value	16.07	17.96	(10.52)	18.37	12.31

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
Apple, Inc.	7%
Microsoft Corp.	7
Alphabet, Inc.	5
Amazon.com, Inc.	5
Facebook, Inc.	4
Visa, Inc.	3
UnitedHealth Group, Inc.	3
Comcast Corp.	3
Cisco Systems, Inc.	2
Berkshire Hathaway, Inc.	2

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	6/30/20	12/31/19
Information Technology	26%	21%
Consumer Discretionary	16	12
Health Care	14	14
Communication Services	13	13
Industrials	9	9
Financials	9	13
Consumer Staples	5	7
Energy	3	6
Materials	3	3
Utilities	1	2
Real Estate	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	9

Trust Information as of June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($7.34)(a)	8.17%
Current Monthly Distribution per Common Share(b)	$0.0500
Current Annualized Distribution per Common Share(b)	$0.6000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ(a)(b)	(23.05)%	(15.70)%
MSCI USA Value Call Overwrite Index(c)	N/A	(22.21)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA Value Call Overwrite Index incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The most significant contributors to relative performance during the six-month period were stock selection and allocation decisions within the consumer discretionary sector. In particular, stock selection in the multiline retail industry proved beneficial. In addition, an underweight to the hotels, restaurants & leisure industry boosted relative return in the sector. Within information technology (“IT”), an overweight to the software industry added to performance. Other notable contributors included an overweight to health care, stock selection in the communication services sector, and an underweight to real estate.

The largest detractor from relative performance was an overweight to the financials sector. Notably, overweight exposure to banks constrained performance, as did selection among capital markets firms. Additionally, underweights to electric utilities and multi-utilities weighed on relative return. Other modest detractors included an underweight to consumer staples as well as stock selection within industrials.

The Trust utilized an options overlay strategy, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy contributed positively to performance during the six-month period.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to the utilities, IT and consumer staples sectors. Conversely, the Trust’s exposures to financials, energy and industrials were reduced.

Describe portfolio positioning at period end.

The Trust’s largest allocations on an absolute basis were in the financials, health care and IT sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the financials, health care and energy sectors. Conversely, the Trust’s largest relative underweights were in the real estate, industrials and consumer staples sectors.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

As of June 30, 2020, the Trust had in place an option overwriting program whereby 52% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.6% out of the money) with an average time until expiration of 47 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$7.34	$9.92	(26.01)%	$9.97	$4.65
Net Asset Value	8.13	10.03	(18.94)	10.13	6.22

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
Verizon Communications, Inc.	4%
Bank of America Corp.	3
Citigroup, Inc.	3
Anthem, Inc.	3
Medtronic PLC	2
Cognizant Technology Solutions Corp.	2
Altria Group, Inc.	2
Morgan Stanley	2
Unilever NV — NY Shares	2
Koninklijke Philips NV	2

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	6/30/20	12/31/19
Financials	27%	29%
Health Care	19	19
Information Technology	10	9
Energy	8	10
Consumer Staples	8	7
Communication Services	8	8
Industrials	7	8
Utilities	6	3
Consumer Discretionary	5	6
Materials	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	11

Trust Information as of June 30, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($9.42)(a)	8.03%
Current Monthly Distribution per Common Share(b)	$0.0630
Current Annualized Distribution per Common Share(b)	$0.7560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE(a)(b)	(10.83)%	(9.73)%
MSCI ACWI Call Overwrite Index(c)	N/A	(12.58)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The Trust’s lack of exposure to the energy sector, particularly the oil, gas and consumable fuels industry, contributed to returns during the six-month period. Stock selection within the industrials sector, most notably within machinery, also contributed to relative performance. In addition, an underweight to the real estate sector added to relative return. At the security level, the Trust’s position in the U.S. biotechnology company AbbVie, Inc. was the top individual contributor to performance. AbbVie’s shares rose after the company reported strong financial results, with sales for a number of its products exceeding market expectations. Holdings in the U.S. pharmaceutical firm Johnson & Johnson represented another top contributor as the company’s shares were boosted by a stronger-than-expected profit report. The Trust’s position in the Finnish engineering company Kone OYJ also was additive.

Stock selection within and an underweight to information technology (“IT”), particularly a lack of holdings within software, represented the largest detractor from performance. Stock selection within and an underweight to the consumer discretionary sector, especially within the internet & direct marketing retail industry, also detracted, as did stock selection within the communication services sector. At the security level, the Trust’s position in U.S.-based Darden Restaurants, Inc. was the principal detractor as social distancing measures impacted the company’s earnings. Holdings in the U.S. financial firm M&T Bank Corp. also weighed on returns as the financials sector, and banks in particular, underperformed during the period. The Trust’s position in U.S. toymaker Hasbro, Inc. also traded lower due to potential disruptions in the company’s supply chain and a disappointing earnings projection.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy contributed positively to performance for the six-month period..

Describe recent portfolio activity.

During the period, the Trust added exposure to the consumer staples sector, mainly within the beverages and household products industries. Exposure to the industrials sector also was added, especially within the machinery industry. Conversely, exposure to financials was reduced, especially among banks. The investment adviser also trimmed exposure to the materials sector, mostly within containers and packaging.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Describe portfolio positioning at period end.

At the end of the period, the Trust’s largest sector exposures were in consumer staples and health care, driven by the pharmaceuticals and beverages industries. The largest underweights were to the IT, financials and consumer discretionary sectors. The Trust had no exposure to real estate, utilities or energy at period end. Regionally, the majority of the portfolio was listed in the United States or Europe, with significant exposure in the United Kingdom and Switzerland.

As of June 30, 2020, the Trust had in place an option overwriting program whereby 43% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.9% out of the money) with an average time until expiration of 45 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$9.42	$10.99	(14.29)%	$11.25	$7.00
Net Asset Value	10.69	12.32	(13.23)	12.41	8.34

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
Unilever PLC	4%
TELUS Corp.	3
Coca-Cola Co.	3
Paychex, Inc.	3
Sanofi SA	3
Novartis AG, Registered Shares	3
AbbVie, Inc.	3
Lockheed Martin Corp.	3
British American Tobacco PLC	3
Medtronic PLC	3

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	6/30/20		12/31/19
United States	52%		53%
United Kingdom	16		13
Switzerland	7		7
Canada	5		7
France	4		4
Netherlands	4		3
Australia	3		3
Singapore	2		3
Denmark	2		2
Germany	2		2
Finland	1		1
Sweden	1		1
Taiwan	1		1
India	—	(a)	—
Japan	—		—	(a)

(a)	Represents less than 1% of the Trust’s total investments.

TRUST INFORMATION	13

Trust Information as of June 30, 2020	BlackRock Enhanced International Dividend Trust (BGY)

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of as of June 30, 2020 ($5.14)(a)	7.89%
Current Monthly Distribution per Common Share(b)	$0.0338
Current Annualized Distribution per Common Share(b)	$0.4056

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY(a)(b)	(9.25)%	(5.65)%
MSCI ACWI ex USA Call Overwrite Index(c)	N/A	(17.03)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI ex USA Call Overwrite Index incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

During the six-month period, the Trust’s lack of exposure to the energy sector, particularly the oil, gas and consumable fuels industry, contributed to returns. In addition, an underweight exposure to the financials sector, as well as an overweight to health care companies, added to relative performance. At the security level, the Trust’s position in Australian medical equipment company Ansell Ltd. was the top individual contributor to returns. Ansell’s shares were strong during the period owing to the increased usage of personal protective equipment, including medical gloves. Holdings in Danish pharmaceutical firm Novo Nordisk A/S and Finnish engineering company Kone OYJ also boosted performance.

Conversely, stock selection within and an underweight to information technology (“IT”), particularly a lack of holdings within software, represented one of the largest detractors from performance. Stock selection in the consumer discretionary and communication services sectors also weighed on returns. At the security level, a lack of exposure to Chinese gaming company Tencent Holdings Ltd. represented the largest individual detractor from relative return. Tencent performed strongly on continued momentum within technology stocks. The Trust’s position in British defense firm BAE Systems PLC also detracted as investors reacted negatively to BAE’s announcement that it would defer its dividend. A lack of exposure to Canadian e-commerce firm Shopify, Inc. also hindered relative performance.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the six-month period.

Describe recent portfolio activity.

During the period, the Trust added exposure to the consumer staples sector, mainly within the beverages and household products industries. The portfolio also added exposure to the industrials sector, especially within the machinery industry. Exposure to financials, particularly among banks, was reduced. The investment adviser also trimmed its holdings in the materials sector, mainly within containers and packaging.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in consumer staples and health care, with an emphasis on the pharmaceuticals and beverages industries, respectively. The largest underweights were to IT, financials and consumer discretionary. The Trust had no exposure to real estate, utilities or energy at the end of the period. From a regional perspective, a majority of portfolio assets was invested in Europe, with significant exposure to the United Kingdom and Switzerland.

As of June 30, 2020, the Trust had in place an option overwriting program whereby 45% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.0% out of the money) with an average time until expiration of 46 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$5.14	$5.89	(12.73)%	$5.96	$3.73
Net Asset Value	5.87	6.47	(9.27)	6.52	4.60

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
Unilever PLC	6%
Novartis AG, Registered Shares	5
TELUS Corp.	5
Sanofi	5
Nestle SA, Registered Shares	5
British American Tobacco PLC	4
Heineken NV	4
BAE Systems PLC	4
Sonic Healthcare Ltd.	4
Koninklijke Philips NV	4

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	6/30/20	12/31/19
United Kingdom	29%	26%
Switzerland	15	13
Canada	9	13
France	8	7
Netherlands	8	7
Australia	6	5
Singapore	5	5
Germany	3	5
Denmark	4	3
United States	3	9
Finland	3	2
Sweden	3	2
Taiwan	3	2
China	1	1
India(a)	—	—

(a)	Represents less than 1% of the Trust’s total investments.

TRUST INFORMATION	15

Trust Information as of June 30, 2020	BlackRock Health Sciences Trust (BME)

Investment Objective

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($40.78)(a)	5.89%
Current Monthly Distribution per Common Share(b)	$0.2000
Current Annualized Distribution per Common Share(b)	$2.4000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME(a)(b)	(1.08)%	2.44%
MSCI USA IMI Health Care Call Overwrite Index(c)	N/A	(4.07)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA IMI Health Care Call Overwrite Index incorporates an option overlay component on the MSCI IMI Health Care Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Global health care stocks outpaced the broader equity market in the first half of 2020. The sector benefited from its steady earnings and defensive qualities, as well as the outperformance for companies expected to benefit from the development of treatments for the coronavirus.

Strong stock selection, primarily in the pharmaceuticals and biotechnology sub-sectors, was the primary driver of the Trust’s return. An overweight position in the telemedicine company Teladoc Health, Inc., which benefited from increased demand for virtual diagnostics and telemedicine services, was the top contributor to performance. An overweight in the biotechnology company Seattle Genetics, Inc. — which received approval from the Food & Drug Administration for its breast cancer drug — was the second-largest contributor. The company also presented details on its expanding pipeline and investigational therapies.

Weak stock selection in the medical devices and supplies sub-sector detracted from relative performance. Zero weightings in AbbVie, Inc. and Danaher Corp., both of which outpaced the broader category by a wide margin, were the largest detractors. Underweight positions in the pharmaceutical companies Johnson & Johnson and Eli Lilly & Co., which benefited from their efforts at developing a coronavirus vaccine and therapy, respectively, also detracted.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the six-month period.

Describe recent portfolio activity.

The Trust increased its weighting in the biotechnology industry, and it decreased its allocations to the pharmaceuticals, health care providers & services, and medical devices & supplies subsectors.

Describe portfolio positioning at period end.

As of June 30, 2020, the Trust was overweight in the medical devices & supplies, biotechnology, and health care providers & services sub-sectors, and it was underweight in pharmaceuticals.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Health Sciences Trust (BME)

The Trust’s investment adviser continued to identify important secular trends that underpin the health care sector, such as an aging global population and rising spending on health care in emerging market economies. This process helps form the basis for an overweight in the medical devices & supplies sub-sector, where the investment adviser continued to see strong fundamentals and growing penetration in the emerging markets.

Demographic changes across the globe, especially increased longevity, are leading to demand for the health sciences industry. This is further supported by innovation in multiple areas within health care. In drug development, for example, biotechnology and pharmaceutical companies are utilizing genomic research that allows for earlier diagnosis of disease and is facilitating the shift toward preventative care. In addition, there has been significant innovation in medical equipment, diagnostic services and biosensors.

As of June 30, 2020, the Trust had an options overwriting program in place whereby 39% of the underlying equities were overwritten with call options. These options were typically written at prices above prevailing market prices (estimated to be 6.4% out of the money) with an average time line until expiration of 49 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$40.78	$42.50	(4.05)%	$43.99	$27.00
Net Asset Value	40.93	41.19	(0.63)	42.23	30.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
UnitedHealth Group, Inc.	7%
Johnson & Johnson	5
Abbott Laboratories	5
Amgen, Inc.	3
Thermo Fisher Scientific, Inc.	3
Medtronic PLC	3
Boston Scientific Corp.	3
Eli Lilly & Co.	3
Vertex Pharmaceuticals, Inc.	3
Humana, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	6/30/20	12/31/19
Health Care Equipment & Supplies	28%	30%
Biotechnology	23	17
Pharmaceuticals	21	23
Health Care Providers & Services	19	21
Life Sciences Tools & Services	7	8
Health Care Technology	2	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	17

Trust Information as of June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

Investment Objective

BlackRock Health Sciences Trust II’s (BMEZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($20.91)(a)	5.74%
Current Monthly Distribution per Common Share(b)	$0.1000
Current Annualized Distribution per Common Share(b)	$1.2000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the period since inception (January 30, 2020) to June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BMEZ(a)(b)	6.10%	19.29%
MSCI ACWI 25% Call Overwrite Index(c)	N/A	(9.65)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved to a discount to NAV during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI 25% Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Market Price and Net Asset Value Per Share Summary

	06/30/20	01/30/20 (a)	Change	High	Low
Market Price	$20.91	$20.00	4.55%	$21.90	$12.60
Net Asset Value	23.51	20.00	17.55	23.65	16.49

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
Seattle Genetics, Inc.	3%
Genmab A/S	3
Livongo Health, Inc.	3
Varian Medical Systems, Inc.	2
Masimo Corp.	2
Baxter International, Inc.	2
Teleflex, Inc.	2
UCB SA	2
Teladoc Health, Inc.	2
Amedisys, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	6/30/20
Biotechnology	41%
Health Care Equipment & Supplies	28
Pharmaceuticals	10
Health Care Providers & Services	9
Life Sciences Tools & Services	6
Health Care Technology	5
Insurance	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	19

Trust Information as of June 30, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($6.13)(a)	7.83%
Current Monthly Distribution per Common Share(b)	$0.0400
Current Annualized Distribution per Common Share(b)	$0.4800

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX(a)(b)	(20.43)%	(15.52)%
MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index(c)	N/A	(23.83)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Commodity prices fell sharply in the first half of 2020, as the demand outlook was pressured by concerns about the economic impact of the coronavirus. In combination with the stock market downturn that occurred in February and March, this development led to poor returns for commodity-related equities.

Consistent with this environment, the Trust produced a negative absolute return in the six-month period. While most of its holdings lost ground, CF Industries Holdings, Inc. was among the worst performers due to the broad-based weakness in fertilizer producers. Kosmos Energy Ltd. also detracted after it announced plans to reduce 2020 capital spending and suspend its dividend to preserve cash in response to the drop in oil prices. An underweight position in Newmont Mining Corp. was among the largest detractors, as well.

On the positive side, Wheaton Precious Metals Corp. — which rallied behind strength in the prices of gold and silver — was a top contributor. An out-of-benchmark position in the Russian mining Polyus PJSC, which gained ground after reporting strong production results, better-than-expected earnings, and positive free cash flow, was another key contributor. The U.S. retailer Tractor Supply Co. also performed well, as its “buy-online-pickup-in store” service led to record sales and earnings.

The Trust made use of options, principally written call options on individual stocks, to seek enhanced income while continuing to participate in the return of the underlying equities. The Trust’s option writing strategy contributed positively to relative performance for the six-month period.

Describe recent portfolio activity.

The investment adviser closely analyzed the portfolio to identify companies facing higher risk due to the combination of dependence on a single asset and elevated debt and sold holdings it believed could be vulnerable in this regard. In addition, the investment adviser made some stock-specific changes based on relative valuations. The investment adviser reduced the portfolio’s weighting in energy and increased its allocation to agriculture, with a focus on companies that are benefitting from changing consumer preferences toward food and nutrition.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Describe portfolio positioning at period end.

The mining industry represented the Trust’s largest allocation, followed by agriculture and energy, respectively.

As of June 30, 2020, the Trust had an options overwriting program in place whereby 36% of the underlying equities were overwritten with call options. These options were typically written at levels above prevailing market prices (estimated to be 6.3% out of the money) with an average time until expiration of 46 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$6.13	$8.07	(24.04)%	$8.21	$3.28
Net Asset Value	7.29	9.04	(19.36)	9.07	4.99

Market Price and Net Asset Value History For Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
BHP Group PLC	6%
TOTAL SA	6
Chevron Corp.	5
BP PLC — ADR	4
Newmont Corp.	4
CF Industries Holdings, Inc.	4
Vale SA — ADR	4
Barrick Gold Corp.	4
Wheaton Precious Metals Corp.	4
FMC Corp.	4

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	6/30/20		12/31/19
Chemicals	13%		11%
Containers & Packaging	5		9
Electronic Equipment, Instruments & Components	2		1
Food Products	8		7
Metals & Mining	38		35
Oil, Gas & Consumable Fuels	32		35
Paper & Forest Products	—	(a)	—
Specialty Retail	2		1
Machinery	—		1

(a)	Represents less than 1% of the Trust’s total investments.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	21

Trust Information as of June 30, 2020	BlackRock Science and Technology Trust (BST)

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($37.81)(a)	5.25%
Current Monthly Distribution per Common Share(b)	$0.1655
Current Annualized Distribution per Common Share(b)	$1.9860

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST(a)(b)	17.06%	21.45%
MSCI ACWI IT Call Overwrite Index(c)	N/A	4.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI IT Call Overwrite Index incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The Trust’s positions in several software companies that benefited from increases in e-commerce activity were among the largest contributors to relative return. These included out-of-benchmark positions in Canadian e-commerce firm Shopify, Inc. as well as Amazon.com, Inc. E-commerce has received a significant boost as populations across the globe have been forced to make more purchases online due to the coronavirus pandemic lockdowns. Elsewhere, the Trust’s overweight position in cloud communications company Twilio, Inc. was also among the largest contributors, as the company reported favorable first quarter earnings and benefited from increased demand for communication services during the pandemic.

At the sub-sector level, an underweight to hardware was the most significant detractor from relative performance, led by a below-benchmark position in Apple, Inc. The company’s stock displayed resilience during first-quarter of 2020 market volatility based on increased demand for the company’s services segment. An underweight to Microsoft Corp. was also among the largest detractors from returns. Microsoft reported strong growth in its cloud business, and the stock price benefited as investors sought safety in the largest and most liquid names.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the six-month period.

Describe recent portfolio activity.

During the period, the Trust increased exposure to software and semiconductors, while decreasing exposure to internet companies. From a regional perspective, the Trust’s allocations to Asia and the United States were increased.

Describe portfolio positioning at period end.

Our investment process aims to provide a balance of legacy technology firms that can continually innovate, and new disruptive companies displacing those companies failing to innovate, with approximately 40% of the portfolio consisting of these “core” legacy companies, and 60% making up the “opportunistic,” high-growth portion. At

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Science and Technology Trust (BST)

period end, the largest sub-sector exposures were in internet, and software & services companies. The Trust’s software exposure was characterized by companies that offer enterprise software solutions, cloud computing services, and software-as-a-service. Conversely, the Trust held an underweight position in the semiconductors and hardware sub-sectors due to their cyclical nature.

As of June 30, 2020, the Trust had in place an option overwriting program whereby 32% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 5.3% out of the money) with an average time until expiration of 45 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$37.81	$33.27	13.65%	$38.86	$22.41
Net Asset Value	38.26	32.45	17.90	38.33	25.57

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
Microsoft Corp.	5%
Apple, Inc.	4
Amazon.com, Inc.	3
Tencent Holdings Ltd.	3
Alibaba Group Holding Ltd. — ADR	3
Alphabet, Inc.	3
Mastercard, Inc.	2
Twilio, Inc.	2
Visa, Inc.	2
Shopify, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	6/30/20	12/31/19
Software	27%	26%
IT Services	19	19
Semiconductors & Semiconductor Equipment	15	15
Interactive Media & Services	10	10
Internet & Direct Marketing Retail	10	10
Entertainment	4	3
Technology Hardware, Storage & Peripherals	4	3
Diversified Consumer Services	2	2
Health Care Technology	2	1
Electronic Equipment, Instruments & Components	1	4
Road & Rail	1	3
Diversified Telecommunication Services	1	1
Automobiles	1	—
Banks	1	1
Diversified Financial Services	1	—
Communications Equipment	1	1
Professional Services	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	23

Trust Information as of June 30, 2020	BlackRock Science and Technology Trust II (BSTZ)

Investment Objective

BlackRock Science and Technology Trust II’s (BSTZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($22.67)(a)	5.29%
Current Monthly Distribution per Common Share(b)	$0.1000
Current Annualized Distribution per Common Share(b)	$1.2000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BSTZ(a)(b)	13.89%	27.13%
MSCI ACWI 25% Call Overwrite Index(c)	N/A	(9.66)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI 25% Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Within the software industry, the Trust’s positions in a number of companies benefiting from an increase in e-commerce activity were among the largest contributors to relative return during the period. This included positions in Shopify, Inc. and Locaweb. E-commerce has seen a significant increase as populations across the globe have been forced to make more purchases online because of economic lockdowns. Elsewhere, the Trust’s position in cloud communications company Twilio, Inc. was among the largest contributors, as the company reported favorable earnings for the first quarter of 2020 and benefited from increased demand for communication services during the coronavirus pandemic. The Trust’s position in electric vehicle manufacturer Tesla, Inc. also delivered strong positive returns during the period. Tesla announced two delivery updates during the period, both of which beat consensus estimates. The company’s first quarter earnings also exceeded market forecasts. A position in Livongo Health, Inc., a U.S.-based virtual health care company, was also among the largest contributors to return during the period. The company’s platform provides data-based health coaching programs for individuals with diabetes and hypertension. Using a smart glucose monitor, the service allows patients to share their blood glucose levels with certified diabetes educators and receive feedback in real time. This type of monitoring and coaching support is crucial for helping patients to effectively manage their health outcomes. The spread of the coronavirus and subsequent social distancing measures have resulted in increased demand for virtual diagnostics and telemedicine services.

Conversely, the Trust’s position in Chinese technology-centric coffee company Luckin Coffee, Inc. was among the largest detractors from performance. The company announced that in 2019 its chief operating officer, as well as other employees reporting to him, fabricated transactions amounting to 2.2 billion yuan, or $310 million. The Trust has since exited the position. In addition, the Trust’s position in Brazilian software company Linx SA came under pressure during the period. Linx generates revenue from selling software to retailers, but given the current shutdown of the Brazilian economy the stock declined. The Trust had initiated the position based on the company’s strategy to enter the payments space, but this strategy is now postponed and the position was reduced. Elsewhere, a position in Network International Holdings PLC, which provides technology-enabled payment solutions to merchants and financial institutions in the Middle East, weighed on performance. The company was hurt by the strict lockdowns enacted in many Middle Eastern countries, which reduced demand for its services. The Trust exited the position. Other detractors included holdings in Skyworks Solutions, Inc., a U.S.-based semiconductor company, and Sunny Optical Technology Group Co. Ltd., a China-based hardware firm.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed detracted from relative performance for the six-month period.

Describe recent portfolio activity.

During the period, the Trust deployed capital across both companies likely to experience increased demand in the current environment and those positioned to benefit from longer-term demand trends. This encompasses firms that are seeing an increase in demand due to social distancing and the migration to working remotely, such as those involved in cloud computing, digital transformation and gaming. In addition, the investment adviser continues to perform due diligence on multiple new opportunities in the private equity universe, and expects to further increase exposure to private assets over the coming quarters given a robust pipeline of private transaction opportunities. As of June 30, 2020, the Trust held 13 private investments, comprising approximately 11% of assets or a total commitment of approximately $220 million. Among the Trust’s

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Science and Technology Trust II (BSTZ)

13 private investments, four were initiated during the first half of 2020: A solid state driver controller company focused on cloud, hyperscale and enterprise markets; a “fabless” interconnect semiconductor company (i.e., one that designs microchips but contracts out their production) primarily serving the data center market; a software business providing cloud software that connects accommodation providers to distribution channels; and an artificial intelligence company that offers a complete, “full-stack” AI solution including both silicon and software.

Describe portfolio positioning at period end.

At period end, the Trust was fully invested in equity securities. The Trust held 36% of portfolio assets in software, 20% in semiconductors, 18% in services, 17% in internet, 5% in hardware and 5% in content/telecoms. These industry exposures were a result of bottom-up stock selection. From an options perspective, during periods of extreme volatility, the Trust typically sells further out-of-the-money calls to leave room for a potential rebound in the underlying stocks. Because of the recent extraordinary volatility, this often translated directly into higher option premiums.

As of June 30, 2020, the Trust had in place an option overwriting program whereby approximately 22% of the underlying equities were written with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 6.4% out of the money) with an average time until expiration of 47 days.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$22.67	$20.50	10.59%	$23.28	$12.00
Net Asset Value	25.86	20.95	23.44	25.86	15.57

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
Tesla, Inc.	2%
Shopify, Inc.	2
Twilio, Inc.	2
Lasertec Corp.	2
Kakao Corp.	2
SambaNova Systems, Inc., Series C	2
Square, Inc.	2
Delivery Hero SE	2
RingCentral, Inc.	2
Meituan Dianping	2

*	Figures exclude assets held in money market funds and option positions.

INDUSTRY ALLOCATION

Industry	6/30/20		12/31/19
Software	29%		26%
Semiconductors & Semiconductor Equipment	20		20
IT Services	18		17
Internet & Direct Marketing Retail	7		7
Interactive Media & Services	5		5
Entertainment	4		3
Health Care Technology	4		2
Diversified Consumer Services	3		3
Electronic Equipment, Instruments & Components	3		6
Automobiles	2		1
Multiline Retail	1		2
Banks	1		1
Diversified Telecommunication Services	1		1
Capital Markets	1		1
Professional Services	1		1
Road & Rail	—	(a)	1
Communications Equipment	—		2
Hotels, Restaurants & Leisure	—		1

(a)	Represents less than 1% of the Trust’s total investments.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	25

Trust Information as of June 30, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($21.25)(a)	6.83%
Current Monthly Distribution per Common Share(b)	$0.1210
Current Annualized Distribution per Common Share(b)	$1.4520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BUI(a)(b)	(1.17)%	(5.75)%
MSCI World Select Energy, Utilities and Industry Call Overwrite Index(c)	N/A	(16.07)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI World Select Energy, Utilities and Industry Call Overwrite Index incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The largest contributors to relative returns were the Trust’s positions in clean-power utility companies. These positions benefited from resilient earnings during a challenging environment in which movement restrictions to fight the spread of the coronavirus had a negative impact on economic growth. Among individual clean-power utilities, U.S.-based NextEra Energy, Inc., Spanish utility EDP Renovaveis SA, Italy’s Enel SpA, and RWE AG in Germany made the most notable positive contributions.

The largest detractor from relative returns came from the Trust’s positions in companies with exposure to the automotive industry. In particular, specialty chemical manufacturer Johnson Matthey PLC weighed on performance. Among other individual positions, midstream energy services provider Enterprise Products Partners LP was a notable detractor, as volatility in oil prices had a negative impact on its business. U.S.-based electric power holding company Duke Energy Corp. also detracted from relative returns.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the six-month period.

Describe recent portfolio activity.

During the period, the Trust took advantage of heightened market volatility to increase its exposure to companies that are playing a role in the energy transition from fossil-fuel based energy sources to renewable energy. In particular, the Trust added to positions in clean-power utilities, as well as companies in the solar power value chain.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2020 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Describe portfolio positioning at period end.

At period end, the utilities sector accounted for approximately 56% of the Trust’s assets. The Trust had approximately 23% and 10% of its assets invested in the industrials and energy sectors, respectively, and the remainder was invested in other infrastructure- and power-related sectors.

As of June 30, 2020, the Trust had an options overwriting program in place whereby 34% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 4.4% out of the money) with an average time until expiration of 50 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$21.25	$22.31	(4.75)%	$23.31	$12.48
Net Asset Value	20.00	22.02	(9.17)	22.96	15.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	6/30/20
NextEra Energy, Inc.	9%
Enel SpA	6
Iberdrola SA	4
EDP Renováveis, S.A.	4
RWE AG	4
Dominion Energy, Inc.	3
Kinder Morgan, Inc.	3
TC Energy Corp.	3
Williams Cos., Inc.	3
Vinci SA	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	6/30/20	12/31/19
Electric Utilities	33%	31%
Multi-Utilities	15	17
Oil, Gas & Consumable Fuels	10	11
Independent Power and Renewable Electricity Producers	8	8
Building Products	6	5
Electrical Equipment	6	9
Chemicals	5	6
Commercial Services & Supplies	5	2
Semiconductors & Semiconductor Equipment	4	3
Construction & Engineering	4	5
Machinery	2	1
Electronic Equipment, Instruments & Components	2	2

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	27

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.6%

Energy Equipment & Services — 4.0%
Baker Hughes Co.(a)	224,200	$3,450,438
Schlumberger Ltd.(a)	344,030	6,326,711

		9,777,149

Oil, Gas & Consumable Fuels — 93.6%
Aker BP ASA	133,000	2,461,270
BP PLC	4,694,080	17,983,214
Cairn Energy PLC(c)	1,276,691	1,857,938
Canadian Natural Resources Ltd.	112,410	1,949,952
Chevron Corp.(a)(b)	363,975	32,477,489
CNOOC Ltd.	3,007,000	3,374,838
Concho Resources, Inc.(a)	71,699	3,692,499
ConocoPhillips(a)	297,700	12,509,354
Enbridge, Inc.	155,950	4,741,909
EOG Resources, Inc.(a)	129,190	6,544,765
Exxon Mobil Corp.(a)(b)	87,562	3,915,773
Galp Energia SGPS SA	374,735	4,346,919
Gazprom PJSC — ADR	215,460	1,163,468
Hess Corp.(a)	136,990	7,097,452
Kinder Morgan, Inc.(a)	648,239	9,833,786
Kosmos Energy Ltd.(c)	1,301,228	2,160,038
Lukoil PJSC — ADR	30,810	2,290,234
Lundin Petroleum AB	218,040	5,321,402
Marathon Petroleum Corp.(a)	154,475	5,774,276
Oil Search Ltd.	1,025,118	2,271,824
Petroleo Brasileiro SA — ADR(a)(c)	288,821	2,388,550
Pioneer Natural Resources Co.(a)	76,646	7,488,314
Royal Dutch Shell PLC — ADR, Class A(a)	738,550	24,143,200
Santos Ltd.	702,130	2,609,518
Suncor Energy, Inc.	538,740	9,083,499
TC Energy Corp.	241,350	10,311,064
TOTAL SA	573,653	22,119,147
Valero Energy Corp.(a)	95,068	5,591,900

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.(a)	501,490	$9,538,340

		225,041,932

Total Long-Term Investments — 97.6% (Cost — $294,948,738)		234,819,081

Short-Term Securities — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(d)(e)	7,415,401	7,415,401

Total Short-Term Securities — 3.1% (Cost — $7,415,401)		7,415,401

Total Investments Before Options Written — 100.7% (Cost — $302,364,139)		242,234,482

Options Written — (0.7)% (Premiums Received — $2,894,347)		(1,754,336)

Total Investments, Net of Options Written — 100.0% (Cost — $299,469,792)		240,480,146

Liabilities in Excess of Other Assets — (0.0)%		(70,763)

Net Assets — 100.0%		$240,409,383

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.
(e)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	12,745,390	—	(5,329,989	)(b)	7,415,401	$7,415,401	$39,731	$—	—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Kinder Morgan, Inc.	330	07/02/20	USD	16.00	USD	501	$(331)
Royal Dutch Shell PLC — ADR, Class A	229	07/02/20	USD	34.50	USD	749	(2,290)
Royal Dutch Shell PLC — ADR, Class A	229	07/02/20	USD	39.00	USD	749	(3,435)
Chevron Corp.	426	07/10/20	USD	106.00	USD	3,801	(3,834)
EOG Resources, Inc.	303	07/10/20	USD	59.00	USD	1,535	(1,969)
Kinder Morgan, Inc.	27	07/10/20	USD	17.50	USD	41	(243)

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Marathon Petroleum Corp.	18	07/10/20	USD	44.00	USD	67	$(333)
Suncor Energy, Inc.	96	07/10/20	CAD	26.50	CAD	220	(354)
TC Energy Corp.	370	07/10/20	CAD	60.50	CAD	2,146	(3,679)
Baker Hughes Co.	430	07/17/20	USD	14.00	USD	662	(81,700)
Baker Hughes Co.	354	07/17/20	USD	18.00	USD	545	(2,655)
Canadian Natural Resources Ltd.	300	07/17/20	CAD	26.00	CAD	707	(4,530)
Chevron Corp.	199	07/17/20	USD	97.50	USD	1,776	(9,652)
ConocoPhillips	253	07/17/20	USD	50.00	USD	1,063	(2,909)
Enbridge, Inc.	162	07/17/20	CAD	46.00	CAD	669	(716)
Exxon Mobil Corp.	57	07/17/20	USD	50.00	USD	255	(1,453)
Hess Corp.	270	07/17/20	USD	50.00	USD	1,399	(99,225)
Hess Corp.	7	07/17/20	USD	65.00	USD	36	(70)
Kinder Morgan, Inc.	620	07/17/20	USD	16.00	USD	941	(12,090)
Marathon Petroleum Corp.	384	07/17/20	USD	37.50	USD	1,435	(83,136)
Petroleo Brasileiro SA — ADR	135	07/17/20	USD	8.00	USD	112	(7,627)
Pioneer Natural Resources Co.	148	07/17/20	USD	110.00	USD	1,446	(11,100)
Pioneer Natural Resources Co.	9	07/17/20	USD	100.00	USD	88	(3,060)
Royal Dutch Shell PLC — ADR, Class A	631	07/17/20	USD	32.50	USD	2,063	(82,030)
Suncor Energy, Inc.	253	07/17/20	CAD	27.00	CAD	579	(1,491)
Suncor Energy, Inc.	253	07/17/20	CAD	28.00	CAD	579	(1,305)
Suncor Energy, Inc.	58	07/17/20	CAD	26.00	CAD	133	(619)
TC Energy Corp.	116	07/17/20	CAD	64.00	CAD	673	(513)
Williams Cos., Inc.	468	07/17/20	USD	20.00	USD	890	(12,636)
Chevron Corp.	100	07/24/20	USD	94.00	USD	892	(18,800)
Concho Resources, Inc.	130	07/24/20	USD	59.00	USD	670	(7,800)
ConocoPhillips	254	07/24/20	USD	50.50	USD	1,067	(6,223)
EOG Resources, Inc.	149	07/24/20	USD	63.00	USD	755	(2,086)
Exxon Mobil Corp.	113	07/24/20	USD	50.50	USD	505	(3,898)
Hess Corp.	202	07/24/20	USD	55.00	USD	1,047	(36,057)
Kinder Morgan, Inc.	330	07/24/20	USD	17.50	USD	501	(3,960)
Marathon Petroleum Corp.	30	07/24/20	USD	46.50	USD	112	(1,170)
Petroleo Brasileiro SA — ADR	261	07/24/20	USD	8.50	USD	216	(10,571)
Pioneer Natural Resources Co.	49	07/24/20	USD	105.00	USD	479	(13,598)
Royal Dutch Shell PLC — ADR, Class A	863	07/24/20	USD	38.00	USD	2,821	(23,733)
Schlumberger Ltd.	388	07/24/20	USD	23.00	USD	714	(6,208)
TC Energy Corp.	234	07/24/20	CAD	59.50	CAD	1,357	(14,392)
Valero Energy Corp.	121	07/24/20	USD	67.50	USD	712	(8,833)
Williams Cos., Inc.	291	07/24/20	USD	21.50	USD	553	(4,219)
Williams Cos., Inc.	361	07/24/20	USD	19.50	USD	687	(21,480)
Chevron Corp.	151	07/31/20	USD	97.50	USD	1,347	(18,271)
Concho Resources, Inc.	105	07/31/20	USD	56.00	USD	541	(18,375)
ConocoPhillips	534	07/31/20	USD	44.50	USD	2,244	(81,702)
Exxon Mobil Corp.	136	07/31/20	USD	47.50	USD	608	(15,980)
Kinder Morgan, Inc.	331	07/31/20	USD	17.00	USD	502	(2,813)
Marathon Petroleum Corp.	41	07/31/20	USD	43.50	USD	153	(3,833)
Petroleo Brasileiro SA — ADR	614	07/31/20	USD	10.00	USD	508	(7,368)
Pioneer Natural Resources Co.	54	07/31/20	USD	99.50	USD	528	(32,940)
Royal Dutch Shell PLC — ADR, Class A	632	07/31/20	USD	34.00	USD	2,066	(88,480)
Valero Energy Corp.	71	07/31/20	USD	62.00	USD	418	(18,460)
Williams Cos., Inc.	93	07/31/20	USD	20.00	USD	177	(3,487)
Chevron Corp.	127	08/07/20	USD	92.00	USD	1,133	(43,879)
Concho Resources, Inc.	15	08/07/20	USD	55.00	USD	77	(3,562)
Kinder Morgan, Inc.	630	08/07/20	USD	15.00	USD	956	(51,345)
Schlumberger Ltd.	410	08/07/20	USD	19.50	USD	754	(47,560)
Williams Cos., Inc.	117	08/07/20	USD	19.00	USD	223	(15,561)
Canadian Natural Resources Ltd.	93	08/21/20	CAD	30.00	CAD	219	(1,747)
Chevron Corp.	270	08/21/20	USD	95.00	USD	2,409	(81,000)
Enbridge, Inc.	383	08/21/20	USD	44.00	USD	1,581	(13,400)
Marathon Petroleum Corp.	67	08/21/20	USD	37.50	USD	250	(24,623)
Schlumberger Ltd.	410	08/21/20	USD	20.00	USD	754	(48,380)
Suncor Energy, Inc.	952	08/21/20	CAD	27.00	CAD	2,179	(32,608)
Suncor Energy, Inc.	268	08/21/20	CAD	26.00	CAD	613	(12,930)

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
TC Energy Corp.	124	08/21/20	CAD	60.00	CAD	719	$(14,340)
Valero Energy Corp.	140	08/21/20	USD	65.00	USD	823	(32,200)
Williams Cos., Inc.	425	08/21/20	USD	20.00	USD	808	(33,363)

							$(1,366,220)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Galp Energia SGPS SA	Credit Suisse International	49,800	07/07/20	EUR	10.31	EUR	514	$(18,057)
Lundin Petroleum AB	Credit Suisse International	16,800	07/07/20	SEK	234.42	SEK	3,821	(5,049)
TOTAL SA	Credit Suisse International	39,400	07/07/20	EUR	33.55	EUR	1,352	(54,528)
BP PLC	Credit Suisse International	542,500	07/09/20	GBP	3.37	GBP	1,676	(7,398)
BP PLC	Credit Suisse International	304,000	07/14/20	GBP	3.30	GBP	939	(13,680)
CNOOC Ltd.	Goldman Sachs International	222,000	07/14/20	HKD	9.26	HKD	1,931	(2,808)
CNOOC Ltd.	Goldman Sachs International	520,000	07/14/20	HKD	9.15	HKD	4,524	(7,700)
Gazprom PJSC — ADR	UBS AG	8,500	07/14/20	USD	5.78	USD	46	(91)
Lukoil PJSC — ADR	Morgan Stanley & Co. International PLC	7,300	07/14/20	USD	79.98	USD	543	(213)
Oil Search Ltd.	Goldman Sachs International	208,900	07/14/20	AUD	3.60	AUD	671	(5,581)
TOTAL SA	Credit Suisse International	22,200	07/14/20	EUR	35.12	EUR	762	(16,804)
Galp Energia SGPS SA	Goldman Sachs International	23,500	07/15/20	EUR	12.21	EUR	243	(728)
Gazprom PJSC — ADR	Credit Suisse International	14,300	07/15/20	USD	6.03	USD	77	(127)
Gazprom PJSC — ADR	Credit Suisse International	47,000	07/15/20	USD	5.69	USD	254	(564)
TOTAL SA	Credit Suisse International	75,800	07/21/20	EUR	38.25	EUR	2,601	(15,490)
Aker BP ASA	Citibank N.A.	23,000	07/23/20	NOK	191.11	NOK	4,097	(6,538)
BP PLC	Credit Suisse International	603,200	07/23/20	GBP	3.58	GBP	1,864	(8,462)
Gazprom PJSC — ADR	Credit Suisse International	11,500	07/23/20	USD	6.09	USD	62	(70)
Lukoil PJSC — ADR	Credit Suisse International	5,300	07/23/20	USD	81.54	USD	394	(193)
TOTAL SA	Goldman Sachs International	51,200	07/23/20	EUR	38.50	EUR	1,757	(9,789)
Lundin Petroleum AB	Credit Suisse International	38,400	07/24/20	SEK	224.76	SEK	8,733	(46,602)
Aker BP ASA	Goldman Sachs International	23,000	07/29/20	NOK	193.94	NOK	4,097	(6,292)
CNOOC Ltd.	Goldman Sachs International	252,000	07/29/20	HKD	9.37	HKD	2,192	(5,209)
TOTAL SA	Morgan Stanley & Co. International PLC	14,400	07/29/20	EUR	38.34	EUR	494	(4,764)
BP PLC	Credit Suisse International	206,100	08/05/20	GBP	3.28	GBP	637	(26,001)
Galp Energia SGPS SA	Goldman Sachs International	64,200	08/05/20	EUR	10.90	EUR	663	(31,220)
Lundin Petroleum AB	Goldman Sachs International	21,700	08/12/20	SEK	241.61	SEK	4,935	(15,991)
Oil Search Ltd.	Morgan Stanley & Co. International PLC	150,000	08/12/20	AUD	3.36	AUD	482	(18,718)
Santos Ltd.	Morgan Stanley & Co. International PLC	245,700	08/12/20	AUD	5.40	AUD	1,324	(59,449)

								$(388,116)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,333,298	$(193,287)	$(1,754,336)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Energy and Resources Trust (BGR)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$1,754,336	$—	$—	$—	$1,754,336

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	($815,024)	$—	$—	$—	($815,024)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$2,253,788	$—	$—	$—	$2,253,788

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$2,772,269

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$1,754,336
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,366,220)

Total derivative assets and liabilities subject to an MNA	$—	$388,116

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Citibank N.A.	$6,538	$—	$—	$—	6,538
Credit Suisse International	213,025	—	(213,025)	—	—
Goldman Sachs International	85,318	—	(85,318)	—	—
Morgan Stanley & Co. International PLC	83,144	—	(27,458)	—	55,686
UBS AG	91	—	—	—	91

	$388,116	$—	$(325,801)	$—	$62,315

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Energy and Resources Trust (BGR)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Energy Equipment & Services	$9,777,149	$—	$—	$9,777,149
Oil, Gas & Consumable Fuels	159,242,160	65,799,772	—	225,041,932
Short-Term Securities	7,415,401	—	—	7,415,401

	$176,434,710	$65,799,772	$—	$242,234,482

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(1,366,220)	$(388,116)	$—	$(1,754,336)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) June 30, 2020	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 100.3%

Aerospace & Defense — 1.2%
BAE Systems PLC—ADR	345,362	$8,288,688

Automobiles — 1.2%
General Motors Co.	339,495	8,589,224

Banks — 4.5%
Bank of America Corp.(a)	480,935	11,422,206
JPMorgan Chase & Co.	139,233	13,096,256
U.S. Bancorp	192,429	7,085,236

		31,603,698

Biotechnology — 1.3%
Biogen, Inc.(b)	33,223	8,888,814

Capital Markets — 1.5%
E*Trade Financial Corp.	104,690	5,206,234
Raymond James Financial, Inc.	77,318	5,321,798

		10,528,032

Chemicals — 2.6%
Axalta Coating Systems Ltd.(b)	226,922	5,117,091
Corteva, Inc.(b)	509,553	13,650,925

		18,768,016

Communications Equipment — 2.5%
Cisco Systems, Inc.	379,539	17,701,699

Construction & Engineering — 2.0%
Quanta Services, Inc.	364,421	14,296,236

Consumer Finance — 0.9%
Ally Financial, Inc.	309,680	6,140,954

Diversified Financial Services — 2.3%
Berkshire Hathaway, Inc., Class B(b)	90,204	16,102,316

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	130,379	7,187,794

Electrical Equipment — 1.2%
Hubbell, Inc.	67,650	8,480,604

Food & Staples Retailing — 1.6%
Walmart, Inc.	93,940	11,252,133

Health Care Equipment & Supplies — 1.4%
Koninklijke Philips NV—ADR(b)	217,062	10,167,184

Health Care Providers & Services — 6.2%
Anthem, Inc.	45,210	11,889,326
Laboratory Corp. of America Holdings(b)	77,439	12,863,392
UnitedHealth Group, Inc.	65,930	19,446,054

		44,198,772

Household Durables — 0.5%
D.R. Horton, Inc.	69,646	3,861,871

Independent Power and Renewable Electricity Producers — 1.1%
AES Corp.	530,186	7,682,395

Insurance — 0.3%
Fidelity National Financial, Inc.	61,839	1,895,984

Interactive Media & Services — 8.9%
Alphabet, Inc., Class A(a)(b)	26,728	37,901,640
Facebook, Inc., Class A(b)	110,667	25,129,156

		63,030,796

Internet & Direct Marketing Retail — 6.5%
Alibaba Group Holding Ltd.—ADR(b)	46,126	9,949,378
Amazon.com, Inc.(b)	11,597	31,994,035
Booking Holdings, Inc.(b)	2,690	4,283,395

		46,226,808

Security	Shares	Value

IT Services — 5.1%
Cognizant Technology Solutions Corp., Class A	217,777	$12,374,089
FleetCor Technologies, Inc.(b)	6,036	1,518,235
Visa, Inc., Class A	115,046	22,223,436

		36,115,760

Machinery — 2.5%
Fortive Corp.	141,953	9,604,540
Otis Worldwide Corp.	147,987	8,414,541

		18,019,081

Media — 3.6%
Comcast Corp., Class A	461,744	17,998,781
Fox Corp., Class A	272,700	7,313,814

		25,312,595

Multiline Retail — 3.3%
Dollar General Corp.	44,435	8,465,312
Dollar Tree, Inc.(b)	159,737	14,804,425

		23,269,737

Oil, Gas & Consumable Fuels — 3.4%
BP PLC — ADR	284,859	6,642,912
Chevron Corp.	102,513	9,147,235
ConocoPhillips	191,127	8,031,156

		23,821,303

Personal Products — 2.0%
Unilever NV — NY Shares	260,598	13,882,055

Pharmaceuticals — 4.7%
Novo Nordisk A/S — ADR	106,483	6,972,507
Pfizer, Inc.	393,514	12,867,908
Sanofi — ADR	268,542	13,709,069

		33,549,484

Professional Services — 1.3%
Robert Half International, Inc.	169,613	8,960,655

Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A(b)	84,047	3,800,605

Road & Rail — 1.3%
Norfolk Southern Corp.	50,828	8,923,872

Semiconductors & Semiconductor Equipment — 2.3%
NXP Semiconductors NV	35,979	4,103,045
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	217,838	12,366,663

		16,469,708

Software — 8.5%
CDK Global, Inc.	202,094	8,370,734
Microsoft Corp.(a)	254,853	51,865,134

		60,235,868

Specialty Retail — 3.4%
Lowe’s Cos., Inc.	74,579	10,077,115
O’Reilly Automotive, Inc.(b)	18,841	7,944,684
Ross Stores, Inc.	71,558	6,099,604

		24,121,403

Technology Hardware, Storage & Peripherals — 7.3%
Apple, Inc.(a)(c)	142,306	51,913,229

Textiles, Apparel & Luxury Goods — 0.5%
Skechers U.S.A., Inc., Class A(b)	123,711	3,882,051

Tobacco — 1.9%
Altria Group, Inc.(a)	350,669	13,763,758

Total Long-Term Investments — 100.3% (Cost — $557,686,874)		710,933,182

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(d)(e)	11,280,090	$11,280,090

Total Short-Term Securities — 1.6% (Cost — $11,280,090)		11,280,090

Total Investments Before Options Written — 101.9% (Cost — $568,966,964)		722,213,272

Options Written — (1.9)% (Premiums Received — $11,792,720)		(13,728,981)

Total Investments, Net of Options Written — 100.0% (Cost — $557,174,244)		708,484,291

Other Assets Less Liabilities — 0.0%		354,060

Net Assets — 100.0%		$708,838,351

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Annualized 7-day yield as of period end.

(e)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,423,595	6,856,495	(b)	—	11,280,090	$11,280,090	$19,932	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet, Inc., Class A	52	07/02/20	USD	1,450.00	USD	7,374	$(9,360)
Altria Group, Inc.	195	07/02/20	USD	40.50	USD	765	(780)
Amazon.com, Inc.	14	07/02/20	USD	2,475.00	USD	3,862	(397,390)
BP PLC — ADR	92	07/02/20	USD	25.00	USD	215	(276)
Bank of America Corp.	286	07/02/20	USD	26.50	USD	679	(429)
Bank of America Corp.	158	07/02/20	USD	25.00	USD	375	(869)
Bank of America Corp.	81	07/02/20	USD	25.50	USD	192	(202)
Cisco Systems, Inc.	219	07/02/20	USD	47.00	USD	1,021	(5,256)
Cognizant Technology Solutions Corp., Class A	73	07/02/20	USD	55.00	USD	415	(16,060)
Fox Corp., Class A	486	07/02/20	USD	29.00	USD	1,303	(109,350)
General Motors Co.	356	07/02/20	USD	27.00	USD	901	(2,314)
Microsoft Corp.	172	07/02/20	USD	185.00	USD	3,500	(320,780)
Norfolk Southern Corp.	85	07/02/20	USD	175.00	USD	1,492	(30,388)
Skechers U.S.A., Inc., Class A	130	07/02/20	USD	29.50	USD	408	(26,325)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	51	07/02/20	USD	56.50	USD	290	(3,442)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	40	07/02/20	USD	53.50	USD	227	(12,800)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	20	07/02/20	USD	54.50	USD	114	(4,600)
U.S. Bancorp	173	07/02/20	USD	36.00	USD	637	(19,809)
Visa, Inc., Class A	2	07/02/20	USD	195.00	USD	39	(153)
Alibaba Group Holding Ltd. — ADR	25	07/10/20	USD	210.00	USD	539	(20,000)
Altria Group, Inc.	196	07/10/20	USD	40.00	USD	769	(8,526)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Anthem, Inc.	77	07/10/20	USD	300.00	USD	2,025	$(3,619)
Apple, Inc.	193	07/10/20	USD	337.50	USD	7,041	(544,260)
Bank of America Corp.	456	07/10/20	USD	26.00	USD	1,083	(4,560)
Bank of America Corp.	286	07/10/20	USD	27.00	USD	679	(1,144)
Bank of America Corp.	59	07/10/20	USD	29.50	USD	140	(118)
Berkshire Hathaway, Inc., Class B	40	07/10/20	USD	185.00	USD	714	(1,440)
BP PLC — ADR	114	07/10/20	USD	26.50	USD	266	(342)
BP PLC — ADR	83	07/10/20	USD	28.00	USD	194	(498)
Chevron Corp.	193	07/10/20	USD	106.00	USD	1,722	(1,737)
Cisco Systems, Inc.	276	07/10/20	USD	47.00	USD	1,287	(16,284)
Cognizant Technology Solutions Corp., Class A	264	07/10/20	USD	59.00	USD	1,500	(12,540)
Cognizant Technology Solutions Corp., Class A	21	07/10/20	USD	57.00	USD	119	(2,730)
Comcast Corp., Class A	907	07/10/20	USD	43.00	USD	3,535	(1,814)
Comcast Corp., Class A	362	07/10/20	USD	41.50	USD	1,411	(3,620)
ConocoPhillips	120	07/10/20	USD	52.00	USD	504	(840)
Facebook, Inc., Class A	317	07/10/20	USD	237.50	USD	7,198	(51,037)
General Motors Co.	119	07/10/20	USD	29.50	USD	301	(773)
JPMorgan Chase & Co.	123	07/10/20	USD	114.00	USD	1,157	(799)
Microsoft Corp.	343	07/10/20	USD	187.50	USD	6,980	(583,100)
Microsoft Corp.	142	07/10/20	USD	200.00	USD	2,890	(75,615)
Pfizer, Inc.	85	07/10/20	USD	34.50	USD	278	(1,190)
Ross Stores, Inc.	11	07/10/20	USD	105.00	USD	94	(1,650)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	20	07/10/20	USD	57.00	USD	114	(1,750)
U.S. Bancorp	179	07/10/20	USD	43.00	USD	659	(1,074)
UnitedHealth Group, Inc.	135	07/10/20	USD	312.50	USD	3,982	(12,487)
Verizon Communications, Inc.	139	07/10/20	USD	57.00	USD	766	(1,668)
Verizon Communications, Inc.	61	07/10/20	USD	58.00	USD	336	(366)
Visa, Inc., Class A	94	07/10/20	USD	200.00	USD	1,816	(7,661)
Walmart, Inc.	157	07/10/20	USD	127.00	USD	1,881	(1,334)
AES Corp.	502	07/17/20	USD	14.00	USD	727	(42,670)
Alibaba Group Holding Ltd. — ADR	115	07/17/20	USD	215.00	USD	2,481	(73,025)
Ally Financial, Inc.	933	07/17/20	USD	17.00	USD	1,850	(303,225)
Ally Financial, Inc.	150	07/17/20	USD	24.00	USD	297	(2,625)
Alphabet, Inc., Class A	34	07/17/20	USD	1,380.00	USD	4,821	(193,290)
Alphabet, Inc., Class A	31	07/17/20	USD	1,465.00	USD	4,396	(33,945)
Altria Group, Inc.	488	07/17/20	USD	42.50	USD	1,915	(8,540)
Amazon.com, Inc.	14	07/17/20	USD	2,460.00	USD	3,862	(424,865)
Anthem, Inc.	14	07/17/20	USD	290.00	USD	368	(1,127)
Apple, Inc.	315	07/17/20	USD	320.00	USD	11,491	(1,415,138)
Axalta Coating Systems Ltd.	156	07/17/20	USD	23.00	USD	352	(9,360)
BP PLC — ADR	182	07/17/20	USD	26.00	USD	424	(2,275)
BP PLC — ADR	83	07/17/20	USD	29.00	USD	194	(830)
Bank of America Corp.	150	07/17/20	USD	25.00	USD	356	(7,725)
Bank of America Corp.	46	07/17/20	USD	26.00	USD	109	(1,288)
Bank of America Corp.	285	07/17/20	USD	27.00	USD	677	(4,417)
Berkshire Hathaway, Inc., Class B	41	07/17/20	USD	185.00	USD	732	(3,505)
Biogen, Inc.	56	07/17/20	USD	335.00	USD	1,498	(5,320)
Booking Holdings, Inc.	3	07/17/20	USD	1,750.00	USD	478	(3,960)
CBRE Group, Inc., Class A	54	07/17/20	USD	45.00	USD	244	(10,935)
CDK Global, Inc.	354	07/17/20	USD	45.00	USD	1,466	(7,965)
Chevron Corp.	117	07/17/20	USD	97.50	USD	1,044	(5,674)
Cisco Systems, Inc.	146	07/17/20	USD	46.00	USD	681	(20,148)
Cognizant Technology Solutions Corp., Class A	84	07/17/20	USD	55.00	USD	477	(21,840)
Comcast Corp., Class A	439	07/17/20	USD	37.50	USD	1,711	(89,995)
ConocoPhillips	205	07/17/20	USD	50.00	USD	861	(2,357)
Corteva, Inc.	418	07/17/20	USD	29.00	USD	1,120	(10,450)
D.R. Horton, Inc.	306	07/17/20	USD	60.00	USD	1,697	(11,934)
Dollar Tree, Inc.	134	07/17/20	USD	95.00	USD	1,242	(22,445)
E*Trade Financial Corp.	337	07/17/20	USD	40.00	USD	1,676	(337,843)
Facebook, Inc., Class A	93	07/17/20	USD	250.00	USD	2,112	(7,812)
Facebook, Inc., Class A	43	07/17/20	USD	240.00	USD	976	(9,761)
Fortive Corp.	258	07/17/20	USD	60.00	USD	1,746	(212,205)

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
General Motors Co.	401	07/17/20	USD	27.00	USD	1,015	$(20,652)
Hubbell, Inc.	122	07/17/20	USD	125.00	USD	1,529	(48,495)
JPMorgan Chase & Co.	96	07/17/20	USD	115.00	USD	903	(1,296)
Laboratory Corp. of America Holdings	491	07/17/20	USD	180.00	USD	8,156	(38,053)
Lowe’s Cos., Inc.	272	07/17/20	USD	125.00	USD	3,675	(303,960)
Lowe’s Cos., Inc.	44	07/17/20	USD	120.00	USD	595	(68,200)
Lowe’s Cos., Inc.	43	07/17/20	USD	130.00	USD	581	(30,423)
Microsoft Corp.	289	07/17/20	USD	190.00	USD	5,881	(400,265)
Norfolk Southern Corp.	123	07/17/20	USD	190.00	USD	2,160	(28,598)
Norfolk Southern Corp.	61	07/17/20	USD	185.00	USD	1,071	(14,335)
Novo Nordisk A/S — ADR	339	07/17/20	USD	70.00	USD	2,220	(9,322)
NXP Semiconductors NV	126	07/17/20	USD	105.00	USD	1,437	(142,065)
Otis Worldwide Corp.	238	07/17/20	USD	60.00	USD	1,353	(14,875)
Pfizer, Inc.	928	07/17/20	USD	38.00	USD	3,035	(3,248)
Quanta Services, Inc.	599	07/17/20	USD	42.00	USD	2,350	(19,468)
Raymond James Financial, Inc.	169	07/17/20	USD	65.00	USD	1,163	(88,725)
Robert Half International, Inc.	674	07/17/20	USD	50.00	USD	3,561	(259,490)
Ross Stores, Inc.	103	07/17/20	USD	90.00	USD	878	(14,677)
Ross Stores, Inc.	11	07/17/20	USD	105.00	USD	94	(247)
Sanofi — ADR	301	07/17/20	USD	55.00	USD	1,537	(6,772)
Skechers U.S.A., Inc., Class A	219	07/17/20	USD	35.00	USD	687	(6,022)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	61	07/17/20	USD	55.00	USD	346	(15,403)
U.S. Bancorp	146	07/17/20	USD	40.00	USD	538	(8,176)
UnitedHealth Group, Inc.	8	07/17/20	USD	300.00	USD	236	(5,480)
Verizon Communications, Inc.	179	07/17/20	USD	57.50	USD	987	(2,685)
Visa, Inc., Class A	94	07/17/20	USD	195.00	USD	1,816	(31,584)
Walmart, Inc.	284	07/17/20	USD	125.00	USD	3,402	(11,928)
Alibaba Group Holding Ltd. — ADR	13	07/24/20	USD	235.00	USD	280	(1,703)
Altria Group, Inc.	488	07/24/20	USD	43.50	USD	1,915	(39,528)
Anthem, Inc.	77	07/24/20	USD	300.00	USD	2,025	(4,158)
Apple, Inc.	208	07/24/20	USD	355.00	USD	7,588	(346,840)
Bank of America Corp.	50	07/24/20	USD	25.50	USD	119	(2,450)
Bank of America Corp.	38	07/24/20	USD	30.50	USD	90	(133)
Bank of America Corp.	29	07/24/20	USD	27.00	USD	69	(652)
Berkshire Hathaway, Inc., Class B	222	07/24/20	USD	185.00	USD	3,963	(34,410)
Biogen, Inc.	14	07/24/20	USD	280.00	USD	375	(9,310)
Booking Holdings, Inc.	7	07/24/20	USD	1,650.00	USD	1,115	(35,210)
BP PLC — ADR	186	07/24/20	USD	26.00	USD	434	(4,185)
Chevron Corp.	48	07/24/20	USD	94.00	USD	428	(9,024)
Cisco Systems, Inc.	147	07/24/20	USD	48.50	USD	686	(8,085)
Cognizant Technology Solutions Corp., Class A	141	07/24/20	USD	56.50	USD	801	(34,545)
Comcast Corp., Class A	419	07/24/20	USD	42.00	USD	1,633	(11,103)
ConocoPhillips	205	07/24/20	USD	50.50	USD	861	(5,022)
Dollar General Corp.	275	07/24/20	USD	195.00	USD	5,239	(68,063)
D.R. Horton, Inc.	180	07/24/20	USD	59.50	USD	998	(17,550)
General Motors Co.	120	07/24/20	USD	30.00	USD	304	(1,740)
JPMorgan Chase & Co.	96	07/24/20	USD	115.00	USD	903	(1,728)
Microsoft Corp.	143	07/24/20	USD	192.50	USD	2,910	(186,258)
Pfizer, Inc.	928	07/24/20	USD	38.00	USD	3,035	(4,640)
Skechers U.S.A., Inc., Class A	420	07/24/20	USD	34.00	USD	1,318	(48,300)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	241	07/24/20	USD	57.50	USD	1,368	(36,150)
U.S. Bancorp	208	07/24/20	USD	42.00	USD	766	(7,280)
UnitedHealth Group, Inc.	24	07/24/20	USD	305.00	USD	708	(15,060)
Verizon Communications, Inc.	168	07/24/20	USD	58.00	USD	926	(4,200)
Alibaba Group Holding Ltd. — ADR	135	07/31/20	USD	220.00	USD	2,912	(86,400)
Alphabet, Inc., Class A	48	07/31/20	USD	1,450.00	USD	6,807	(198,000)
Altria Group, Inc.	391	07/31/20	USD	43.00	USD	1,535	(13,880)
Amazon.com, Inc.	31	07/31/20	USD	2,685.00	USD	8,552	(509,408)
Apple, Inc.	176	07/31/20	USD	362.50	USD	6,420	(270,160)
Bank of America Corp.	180	07/31/20	USD	26.00	USD	428	(9,000)
Berkshire Hathaway, Inc., Class B	12	07/31/20	USD	185.00	USD	214	(2,550)
Biogen, Inc.	46	07/31/20	USD	280.00	USD	1,231	(36,340)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Booking Holdings, Inc.	3	07/31/20	USD	1,730.00	USD	478	$(10,455)
BP PLC — ADR	83	07/31/20	USD	25.50	USD	194	(3,527)
Chevron Corp.	43	07/31/20	USD	97.50	USD	384	(5,203)
Cisco Systems, Inc.	231	07/31/20	USD	48.00	USD	1,077	(19,866)
Cisco Systems, Inc.	83	07/31/20	USD	47.00	USD	387	(10,790)
Comcast Corp., Class A	70	07/31/20	USD	41.00	USD	273	(5,670)
ConocoPhillips	244	07/31/20	USD	46.00	USD	1,025	(25,986)
Dollar Tree, Inc.	508	07/31/20	USD	93.00	USD	4,708	(200,660)
Facebook, Inc., Class A	108	07/31/20	USD	232.50	USD	2,452	(103,140)
General Motors Co.	119	07/31/20	USD	30.00	USD	301	(3,153)
JPMorgan Chase & Co.	105	07/31/20	USD	106.00	USD	988	(9,135)
Lowe’s Cos., Inc.	103	07/31/20	USD	135.00	USD	1,392	(52,788)
Microsoft Corp.	112	07/31/20	USD	202.50	USD	2,279	(83,720)
Pfizer, Inc.	501	07/31/20	USD	34.50	USD	1,638	(28,056)
Ross Stores, Inc.	94	07/31/20	USD	97.00	USD	801	(21,620)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	339	07/31/20	USD	57.00	USD	1,925	(66,953)
U.S. Bancorp	163	07/31/20	USD	40.50	USD	600	(12,714)
UnitedHealth Group, Inc.	63	07/31/20	USD	305.00	USD	1,858	(49,298)
Visa, Inc., Class A	174	07/31/20	USD	200.00	USD	3,361	(61,770)
Walmart, Inc.	141	07/31/20	USD	121.00	USD	1,689	(32,430)
Altria Group, Inc.	418	08/07/20	USD	41.00	USD	1,641	(43,681)
Bank of America Corp.	67	08/07/20	USD	26.00	USD	159	(3,819)
BP PLC — ADR	91	08/07/20	USD	25.00	USD	212	(6,552)
Chevron Corp.	96	08/07/20	USD	92.00	USD	857	(33,168)
Cisco Systems, Inc.	113	08/07/20	USD	45.50	USD	527	(26,160)
Cisco Systems, Inc.	57	08/07/20	USD	46.00	USD	266	(11,685)
Cisco Systems, Inc.	56	08/07/20	USD	46.50	USD	261	(9,744)
Cognizant Technology Solutions Corp., Class A	38	08/07/20	USD	58.00	USD	216	(9,975)
Comcast Corp., Class A	374	08/07/20	USD	39.50	USD	1,458	(55,913)
ConocoPhillips	410	08/07/20	USD	44.50	USD	1,723	(69,495)
Dollar Tree, Inc.	348	08/07/20	USD	100.00	USD	3,225	(39,150)
JPMorgan Chase & Co.	125	08/07/20	USD	98.00	USD	1,176	(38,000)
Microsoft Corp.	142	08/07/20	USD	207.50	USD	2,890	(90,525)
Ross Stores, Inc.	73	08/07/20	USD	87.00	USD	622	(25,733)
U.S. Bancorp	209	08/07/20	USD	38.50	USD	770	(32,918)
Verizon Communications, Inc.	28	08/07/20	USD	55.00	USD	154	(4,130)
AES Corp.	1,671	08/21/20	USD	14.00	USD	2,421	(213,053)
Amazon.com, Inc.	12	08/21/20	USD	2,780.00	USD	3,311	(169,800)
Axalta Coating Systems Ltd.	638	08/21/20	USD	23.00	USD	1,439	(81,345)
Axalta Coating Systems Ltd.	482	08/21/20	USD	25.00	USD	1,087	(27,715)
Bank of America Corp.	67	08/21/20	USD	27.00	USD	159	(3,316)
Booking Holdings, Inc.	4	08/21/20	USD	1,710.00	USD	637	(27,740)
BP PLC — ADR	83	08/21/20	USD	26.00	USD	194	(4,482)
CBRE Group, Inc., Class A	255	08/21/20	USD	45.00	USD	1,153	(89,250)
CDK Global, Inc.	354	08/21/20	USD	45.00	USD	1,466	(44,250)
Chevron Corp.	138	08/21/20	USD	95.00	USD	1,231	(41,400)
Cognizant Technology Solutions Corp., Class A	141	08/21/20	USD	57.50	USD	801	(41,948)
Comcast Corp., Class A	291	08/21/20	USD	40.00	USD	1,134	(47,142)
Corteva, Inc.	237	08/21/20	USD	29.00	USD	635	(21,330)
Corteva, Inc.	236	08/21/20	USD	28.00	USD	632	(30,090)
Facebook, Inc., Class A	125	08/21/20	USD	260.00	USD	2,838	(36,250)
Fidelity National Financial, Inc.	192	08/21/20	USD	36.00	USD	589	(7,200)
Fidelity National Financial, Inc.	191	08/21/20	USD	34.00	USD	586	(14,802)
Fortive Corp.	247	08/21/20	USD	69.00	USD	1,671	(91,939)
General Motors Co.	73	08/21/20	USD	27.00	USD	185	(9,380)
Hubbell, Inc.	86	08/21/20	USD	135.00	USD	1,078	(26,660)
JPMorgan Chase & Co.	116	08/21/20	USD	100.00	USD	1,091	(35,612)
Koninklijke Philips NV — ADR	481	08/21/20	USD	47.83	USD	2,253	(78,403)
Microsoft Corp.	237	08/21/20	USD	210.00	USD	4,823	(151,088)
Novo Nordisk A/S — ADR	339	08/21/20	USD	70.00	USD	2,220	(38,985)
O’Reilly Automotive, Inc.	120	08/21/20	USD	440.00	USD	5,060	(180,000)
Otis Worldwide Corp.	285	08/21/20	USD	60.00	USD	1,621	(79,800)

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Quanta Services, Inc.	599	08/21/20	USD	42.00	USD	2,350	$(77,870)
Quanta Services, Inc.	250	08/21/20	USD	43.00	USD	981	(24,375)
Quanta Services, Inc.	75	08/21/20	USD	39.00	USD	294	(19,875)
Raymond James Financial, Inc.	198	08/21/20	USD	80.00	USD	1,363	(22,770)
Robert Half International, Inc.	377	08/21/20	USD	55.00	USD	1,992	(97,078)
Ross Stores, Inc.	80	08/21/20	USD	95.00	USD	682	(19,000)
Ross Stores, Inc.	71	08/21/20	USD	100.00	USD	605	(11,360)
Sanofi — ADR	1,363	08/21/20	USD	52.26	USD	6,958	(219,428)
U.S. Bancorp	115	08/21/20	USD	42.50	USD	423	(8,452)
Unilever NV — NY Shares	235	08/21/20	USD	55.00	USD	1,252	(25,850)
Verizon Communications, Inc.	315	08/21/20	USD	55.00	USD	1,737	(51,818)
Visa, Inc., Class A	40	08/21/20	USD	205.00	USD	773	(13,560)

							$(12,783,160)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AES Corp.	Bank of America N.A.	111,400	07/08/20	USD	12.38	USD	1,614	$(236,490)
BAE Systems PLC — ADR	JPMorgan Chase Bank N.A.	62,600	07/15/20	USD	25.95	USD	1,502	(25,234)
BAE Systems PLC — ADR	JPMorgan Chase Bank N.A.	25,000	08/19/20	USD	25.14	USD	600	(15,262)
BAE Systems PLC — ADR	Bank of America N.A.	17,300	08/06/20	USD	25.46	USD	415	(18,924)
BAE Systems PLC — ADR	JPMorgan Chase Bank N.A.	15,900	07/28/20	USD	25.88	USD	382	(12,085)
Hubbell, Inc.	Credit Suisse International	22,600	07/20/20	USD	118.58	USD	2,833	(210,903)
Koninklijke Philips NV — ADR	Credit Suisse International	29,400	07/15/20	USD	41.97	USD	1,377	(148,118)
Quanta Services, Inc.	JPMorgan Chase Bank N.A.	73,600	07/29/20	USD	40.64	USD	2,887	(87,368)
Unilever NV — NY Shares	Bank of America N.A.	25,900	07/08/20	USD	49.61	USD	1,380	(95,787)
Unilever NV — NY Shares	Credit Suisse International	24,200	09/09/20	USD	53.75	USD	1,289	(44,709)
Unilever NV — NY Shares	Credit Suisse International	17,600	07/22/20	USD	52.56	USD	938	(50,941)

								$(945,821)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$3,584,763	$(5,521,024)	$(13,728,981)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$13,728,981	$—	$—	$—	$13,728,981

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Capital and Income Fund (CII)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(20,598,491)	$—	$—	$—	$(20,598,491)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$655,814	$—	$—	$—	$655,814

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$12,459,696

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$13,728,981
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(12,783,160)

Total derivative assets and liabilities subject to an MNA	$—	$945,821

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Bank of America N.A.	$351,201	$—	$(351,201)	$—	$—
Credit Suisse International	454,671	—	—	(454,671)	—
JPMorgan Chase Bank N.A.	139,949	—	(139,949)	—	—

	$945,821	$—	$(491,150)	$(454,671)	$—

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$710,933,182	$—	$—	$710,933,182
Short-Term Securities	11,280,090	—	—	11,280,090

	$722,213,272	$—	$—	$722,213,272

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(12,393,390)	$(1,335,591)	$—	$(13,728,981)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Aerospace & Defense — 2.0%
BAE Systems PLC	5,018,436	$30,007,541

Air Freight & Logistics — 0.5%
FedEx Corp.(a)	53,750	7,536,825

Automobiles — 1.4%
General Motors Co.(a)	839,680	21,243,904

Banks — 10.7%
Bank of America Corp.(a)	2,233,352	53,042,110
Citigroup, Inc.(a) (b)	1,030,792	52,673,471
JPMorgan Chase & Co.(a) (b)	269,219	25,322,739
Wells Fargo & Co.(a)	1,277,818	32,712,141

		163,750,461

Beverages — 1.4%
Constellation Brands, Inc., Class A(a)	123,741	21,648,488

Capital Markets — 5.8%
Charles Schwab Corp.(a)	598,200	20,183,268
CME Group, Inc.(a)	62,710	10,192,883
Morgan Stanley(a)	697,706	33,699,200
Raymond James Financial, Inc.(a)	354,610	24,407,806

		88,483,157

Chemicals — 1.6%
Corteva, Inc.(a)(c)	364,551	9,766,321
DuPont de Nemours, Inc.(a)	265,974	14,131,199

		23,897,520

Communications Equipment — 2.0%
Cisco Systems, Inc.(a)	339,868	15,851,443
Motorola Solutions, Inc.(a)	100,230	14,045,230

		29,896,673

Consumer Finance — 0.6%
American Express Co.(a)	105,400	10,034,080

Diversified Financial Services — 2.2%
Berkshire Hathaway, Inc., Class B(a) (c)	124,625	22,246,809
Equitable Holdings, Inc.(a)	579,562	11,179,751

		33,426,560

Diversified Telecommunication Services — 4.4%
Verizon Communications, Inc.(a) (b)	1,216,250	67,051,863

Electric Utilities — 3.6%
Edison International(a)	262,790	14,272,125
FirstEnergy Corp.(a) (b)	834,530	32,363,074
PPL Corp.(a)	319,054	8,244,355

		54,879,554

Food Products — 0.9%
Nestle SA, Registered Shares	127,108	14,092,543

Health Care Equipment & Supplies — 5.7%
Alcon, Inc.(c)	265,830	15,274,387
Koninklijke Philips NV(c)	719,193	33,548,701
Medtronic PLC(a)	409,309	37,533,635

		86,356,723

Health Care Providers & Services — 7.2%
Anthem, Inc.(a)(b)	159,101	41,840,381
CVS Health Corp.(a)	414,822	26,950,985
McKesson Corp.(a)	91,066	13,971,346
Quest Diagnostics, Inc.(a)	42,404	4,832,360
UnitedHealth Group, Inc.(a)	73,080	21,554,946

		109,150,018

Security	Shares	Value

Household Durables — 0.7%
Newell Brands, Inc.(a)	667,896	$10,606,188

Industrial Conglomerates — 2.9%
General Electric Co.(a)	3,246,203	22,171,567
Siemens AG, Registered Shares	186,180	21,957,528

		44,129,095

Insurance — 7.3%
Allstate Corp.(a)	131,757	12,779,111
American International Group, Inc.(a)	1,057,676	32,978,338
Arthur J Gallagher & Co.(a)	277,288	27,032,807
Fidelity National Financial, Inc.(a)	269,940	8,276,360
MetLife, Inc.(a)	624,633	22,811,597
Willis Towers Watson PLC(a)	36,410	7,170,950

		111,049,163

IT Services — 3.6%
Cognizant Technology Solutions Corp., Class A(a)	609,619	34,638,552
Visa, Inc., Class A(a)	104,413	20,169,459

		54,808,011

Media — 3.1%
Comcast Corp., Class A(a)	816,675	31,833,991
Fox Corp., Class A(a)	550,700	14,769,774
Fox Corp., Class B(c)	26,570	713,139

		47,316,904

Multi-Utilities — 2.0%
NiSource, Inc.(a)	193,480	4,399,735
Public Service Enterprise Group, Inc.(a)	524,385	25,778,767

		30,178,502

Multiline Retail — 0.7%
Dollar General Corp.(a)	54,572	10,396,512

Oil, Gas & Consumable Fuels — 8.4%
BP PLC	3,146,820	12,055,597
ConocoPhillips(a)	408,460	17,163,489
Enterprise Products Partners LP(a)	1,157,821	21,037,608
Equinor ASA	1,142,170	16,453,721
Marathon Petroleum Corp.(a)	625,376	23,376,555
Pioneer Natural Resources Co.(a)	225,989	22,079,125
Williams Cos., Inc.(a)	832,029	15,825,192

		127,991,287

Personal Products — 2.2%
Unilever NV — NY Shares(a)	630,160	33,568,623

Pharmaceuticals — 6.5%
AstraZeneca PLC	226,698	23,593,459
Bayer AG, Registered Shares	437,514	32,430,058
Pfizer, Inc.(a)	360,488	11,787,958
Sanofi	301,690	30,767,722

		98,579,197

Road & Rail — 1.0%
Union Pacific Corp.(a)	94,690	16,009,238

Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.(a)	137,030	8,283,464
NXP Semiconductors NV(a)	103,750	11,831,650

		20,115,114

Software — 2.3%
CDK Global, Inc.(a)	160,450	6,645,839
Microsoft Corp.(a)	136,540	27,787,255
Open Text Corp.	17,970	763,366

		35,196,460

Specialty Retail — 2.5%
Lowe’s Cos., Inc.(a)	118,770	16,048,203

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Ross Stores, Inc.(a)	163,600	$13,945,264
TJX Cos., Inc.(a)	153,520	7,761,971

		37,755,438

Technology Hardware, Storage & Peripherals — 1.6%
Samsung Electronics Co. Ltd. — GDR	22,649	24,760,208

Tobacco — 2.4%
Altria Group, Inc.(a)	877,976	34,460,558
Philip Morris International, Inc.(a)	40,940	2,868,256

		37,328,814

Trading Companies & Distributors — 0.9%
Ferguson PLC	178,110	14,563,438

Total Common Stocks — 99.4% (Cost — $1,376,031,397)		1,515,808,102

Preferred Stock — 1.3%

Household Products — 1.3%
Henkel AG & Co. KGaA, Preference Shares, 0.00%	203,170	18,954,477

Total Preferred Securities — 1.3% (Cost — $18,703,928)		18,954,477

Total Long-Term Investments — 100.7% (Cost — $1,394,735,325)		1,534,762,579

Security	Shares	Value

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(d)(e)	8,249,540	$8,249,540

Total Short-Term Securities — 0.5% (Cost — $8,249,540)		8,249,540

Total Investments Before Options Written — 101.2% (Cost — $1,402,984,865)		1,543,012,119

Options Written — (1.3)% (Premiums Received — $25,160,970)		(19,243,435)

Total Investments, Net of Options Written — 99.9% (Cost — $1,377,823,895)		1,523,768,684

Other Assets Less Liabilities — 0.1%		925,977

Net Assets — 100.0%		$1,524,694,661

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	8,249,540	(b)	—	8,249,540	$8,249,540	$28,938	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Altria Group, Inc.	491	07/10/20	USD	40.00	USD	1,927	$(21,358)
Altria Group, Inc.	490	07/02/20	USD	40.50	USD	1,923	(1,960)
American Express Co.	165	07/02/20	USD	104.00	USD	1,571	(2,145)
American International Group, Inc.	328	07/10/20	USD	36.00	USD	1,023	(3,280)
Anthem, Inc.	159	07/10/20	USD	300.00	USD	4,181	(7,473)
Anthem, Inc.	97	07/02/20	USD	290.00	USD	2,551	(17,945)
AXA Equitable Holdings, Inc.	987	07/10/20	USD	21.01	USD	1,904	(20,133)
Bank of America Corp.	1,323	07/02/20	USD	26.50	USD	3,142	(1,984)
Bank of America Corp.	1,051	07/02/20	USD	25.50	USD	2,496	(2,627)
Bank of America Corp.	1,023	07/02/20	USD	25.00	USD	2,430	(5,626)
Charles Schwab Corp.	223	07/02/20	USD	35.50	USD	752	(4,460)
Charles Schwab Corp.	139	07/02/20	USD	36.50	USD	469	(3,475)
Charles Schwab Corp.	139	07/02/20	USD	38.00	USD	469	(2,780)

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Cisco Systems, Inc.	98	07/02/20	USD	47.00	USD	457	$(2,352)
Citigroup, Inc.	702	07/02/20	USD	54.00	USD	3,587	(8,073)
Citigroup, Inc.	511	07/02/20	USD	49.50	USD	2,611	(96,835)
CME Group, Inc.	105	07/02/20	USD	187.50	USD	1,707	(2,100)
Cognizant Technology Solutions Corp., Class A	748	07/02/20	USD	55.00	USD	4,250	(164,560)
Fox Corp., Class A	530	07/02/20	USD	29.00	USD	1,421	(119,250)
General Electric Co.	5,004	07/02/20	USD	7.00	USD	3,418	(32,526)
General Motors Co.	681	07/02/20	USD	27.00	USD	1,723	(4,426)
MetLife, Inc.	1,232	07/02/20	USD	37.50	USD	4,499	(26,488)
MetLife, Inc.	406	07/02/20	USD	35.00	USD	1,483	(70,847)
Microsoft Corp.	71	07/02/20	USD	185.00	USD	1,445	(132,415)
Ross Stores, Inc.	116	07/02/20	USD	103.00	USD	989	(8,120)
Union Pacific Corp.	141	07/02/20	USD	175.00	USD	2,384	(16,356)
Visa, Inc., Class A	110	07/02/20	USD	195.00	USD	2,125	(8,415)
Wells Fargo & Co.	678	07/02/20	USD	26.50	USD	1,736	(11,187)
Bank of America Corp.	1,632	07/10/20	USD	26.00	USD	3,876	(16,320)
Bank of America Corp.	1,324	07/10/20	USD	27.00	USD	3,145	(5,296)
Bank of America Corp.	384	07/10/20	USD	29.50	USD	912	(768)
Berkshire Hathaway, Inc., Class B	194	07/10/20	USD	185.00	USD	3,463	(6,984)
Charles Schwab Corp.	268	07/10/20	USD	39.50	USD	904	(4,020)
Cisco Systems, Inc.	330	07/10/20	USD	47.00	USD	1,539	(19,470)
Citigroup, Inc.	405	07/10/20	USD	57.00	USD	2,070	(5,872)
Cognizant Technology Solutions Corp., Class A	187	07/10/20	USD	57.00	USD	1,063	(24,310)
Comcast Corp., Class A	634	07/10/20	USD	41.50	USD	2,471	(6,340)
Comcast Corp., Class A	272	07/10/20	USD	43.00	USD	1,060	(544)
ConocoPhillips	449	07/10/20	USD	52.00	USD	1,887	(3,143)
General Electric Co.	4,461	07/10/20	USD	8.50	USD	3,047	(6,691)
General Motors Co.	227	07/10/20	USD	29.50	USD	574	(1,475)
JPMorgan Chase & Co.	328	07/10/20	USD	114.00	USD	3,085	(2,132)
Marathon Petroleum Corp.	345	07/10/20	USD	44.00	USD	1,290	(6,382)
Microsoft Corp.	142	07/10/20	USD	187.50	USD	2,890	(241,400)
Microsoft Corp.	66	07/10/20	USD	200.00	USD	1,343	(35,145)
NXP Semiconductors NV	138	07/10/20	USD	109.00	USD	1,574	(97,635)
Ross Stores, Inc.	240	07/10/20	USD	105.00	USD	2,046	(36,000)
Verizon Communications, Inc.	749	07/10/20	USD	57.00	USD	4,129	(8,988)
Verizon Communications, Inc.	534	07/10/20	USD	58.00	USD	2,944	(3,204)
Visa, Inc., Class A	140	07/10/20	USD	200.00	USD	2,704	(11,410)
Wells Fargo & Co.	703	07/10/20	USD	31.00	USD	1,800	(3,515)
AXA Equitable Holdings, Inc.	927	07/17/20	USD	21.01	USD	1,788	(34,771)
Allstate Corp.	308	07/17/20	USD	100.00	USD	2,987	(38,808)
Allstate Corp.	107	07/17/20	USD	105.00	USD	1,038	(3,638)
Altria Group, Inc.	1,099	07/17/20	USD	42.50	USD	4,314	(19,232)
American International Group, Inc.	1,019	07/17/20	USD	32.00	USD	3,177	(112,600)
American International Group, Inc.	814	07/17/20	USD	34.00	USD	2,538	(39,072)
Anthem, Inc.	221	07/17/20	USD	290.00	USD	5,812	(17,790)
Applied Materials, Inc.	376	07/17/20	USD	62.50	USD	2,273	(48,128)
Arthur J Gallagher & Co.	893	07/17/20	USD	90.00	USD	8,706	(763,515)
Arthur J Gallagher & Co.	536	07/17/20	USD	100.00	USD	5,225	(69,680)
Arthur J Gallagher & Co.	96	07/17/20	USD	95.00	USD	936	(39,840)
Bank of America Corp.	1,324	07/17/20	USD	27.00	USD	3,145	(20,522)
Bank of America Corp.	836	07/17/20	USD	25.00	USD	1,986	(43,054)
Bank of America Corp.	369	07/17/20	USD	26.00	USD	876	(10,332)
Berkshire Hathaway, Inc., Class B	253	07/17/20	USD	185.00	USD	4,516	(21,632)
CVS Health Corp.	460	07/17/20	USD	67.50	USD	2,989	(31,740)
Charles Schwab Corp.	222	07/17/20	USD	38.00	USD	749	(8,325)
Charles Schwab Corp.	222	07/17/20	USD	43.00	USD	749	(2,220)
Cisco Systems, Inc.	358	07/17/20	USD	46.00	USD	1,670	(49,404)
Citigroup, Inc.	809	07/17/20	USD	55.00	USD	4,134	(80,091)
CME Group, Inc.	86	07/17/20	USD	185.00	USD	1,398	(4,300)
CME Group, Inc.	33	07/17/20	USD	190.00	USD	536	(577)
Cognizant Technology Solutions Corp., Class A	747	07/17/20	USD	55.00	USD	4,244	(194,220)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Comcast Corp., Class A	1,604	07/17/20	USD	37.50	USD	6,252	$(328,820)
ConocoPhillips	629	07/17/20	USD	46.00	USD	2,643	(35,224)
ConocoPhillips	85	07/17/20	USD	50.00	USD	357	(977)
Constellation Brands, Inc., Class A	77	07/17/20	USD	175.00	USD	1,347	(54,285)
Corteva, Inc.	960	07/17/20	USD	29.00	USD	2,572	(24,000)
DuPont de Nemours, Inc.	292	07/17/20	USD	50.00	USD	1,551	(116,070)
Edison International	121	07/17/20	USD	62.50	USD	657	(1,815)
Edison International	203	07/17/20	USD	65.00	USD	1,102	(2,537)
Edison International	373	07/17/20	USD	60.00	USD	2,026	(8,392)
Enterprise Products Partners LP	2,667	07/17/20	USD	20.00	USD	4,846	(20,002)
FedEx Corp.	149	07/17/20	USD	130.00	USD	2,089	(192,583)
Fidelity National Financial, Inc.	257	07/17/20	USD	30.00	USD	788	(39,193)
Fidelity National Financial, Inc.	500	07/17/20	USD	35.00	USD	1,533	(5,000)
FirstEnergy Corp.	681	07/17/20	USD	47.00	USD	2,641	(6,810)
FirstEnergy Corp.	1,332	07/17/20	USD	43.00	USD	5,165	(6,660)
Fox Corp., Class A	530	07/17/20	USD	30.00	USD	1,421	(10,600)
General Electric Co.	1,520	07/17/20	USD	7.00	USD	1,038	(41,800)
General Motors Co.	409	07/17/20	USD	27.00	USD	1,035	(21,063)
JPMorgan Chase & Co.	167	07/17/20	USD	115.00	USD	1,571	(2,254)
Lowe’s Cos., Inc.	192	07/17/20	USD	120.00	USD	2,594	(297,600)
Lowe’s Cos., Inc.	334	07/17/20	USD	125.00	USD	4,513	(373,245)
Marathon Petroleum Corp.	590	07/17/20	USD	37.50	USD	2,205	(127,735)
McKesson Corp.	323	07/17/20	USD	165.00	USD	4,955	(23,418)
Medtronic PLC	1,044	07/17/20	USD	97.50	USD	9,573	(48,024)
MetLife, Inc.	593	07/17/20	USD	35.00	USD	2,166	(144,099)
Microsoft Corp.	256	07/17/20	USD	190.00	USD	5,210	(354,560)
Motorola Solutions, Inc.	355	07/17/20	USD	140.00	USD	4,975	(149,100)
Newell Brands, Inc.	4,341	07/17/20	USD	16.00	USD	6,894	(249,608)
NiSource, Inc.	416	07/17/20	USD	26.00	USD	946	(49,920)
NiSource, Inc.	324	07/17/20	USD	24.00	USD	737	(5,670)
NXP Semiconductors NV	99	07/17/20	USD	115.00	USD	1,129	(44,550)
PPL Corp.	877	07/17/20	USD	27.00	USD	2,266	(26,310)
Pfizer, Inc.	809	07/17/20	USD	38.00	USD	2,645	(2,831)
Philip Morris International, Inc.	158	07/17/20	USD	72.50	USD	1,107	(10,665)
Pioneer Natural Resources Co.	189	07/17/20	USD	110.00	USD	1,847	(14,175)
Public Service Enterprise Group, Inc.	1,762	07/17/20	USD	50.00	USD	8,662	(132,150)
Public Service Enterprise Group, Inc.	244	07/17/20	USD	55.00	USD	1,200	(3,660)
Quest Diagnostics, Inc.	65	07/17/20	USD	115.00	USD	741	(15,437)
Raymond James Financial, Inc.	506	07/17/20	USD	65.00	USD	3,483	(265,650)
Raymond James Financial, Inc.	353	07/17/20	USD	87.50	USD	2,430	(14,120)
Raymond James Financial, Inc.	110	07/17/20	USD	70.00	USD	757	(23,650)
Ross Stores, Inc.	240	07/17/20	USD	105.00	USD	2,046	(5,400)
TJX Cos., Inc.	844	07/17/20	USD	60.00	USD	4,267	(8,440)
Unilever NV — NY Shares	1,041	07/17/20	USD	51.75	USD	5,545	(232,945)
UnitedHealth Group, Inc.	225	07/17/20	USD	300.00	USD	6,636	(154,125)
Verizon Communications, Inc.	972	07/17/20	USD	57.50	USD	5,359	(14,580)
Visa, Inc., Class A	140	07/17/20	USD	195.00	USD	2,704	(47,040)
Wells Fargo & Co.	1,199	07/17/20	USD	27.50	USD	3,069	(66,545)
Williams Cos., Inc.	1,234	07/17/20	USD	20.00	USD	2,347	(33,318)
Willis Towers Watson PLC	100	07/17/20	USD	200.00	USD	1,970	(33,250)
AXA Equitable Holdings, Inc.	987	07/24/20	USD	21.01	USD	1,904	(53,309)
Altria Group, Inc.	1,099	07/24/20	USD	43.50	USD	4,314	(89,019)
American Express Co.	207	07/24/20	USD	113.00	USD	1,971	(4,450)
American International Group, Inc.	603	07/24/20	USD	39.00	USD	1,880	(9,949)
American International Group, Inc.	529	07/24/20	USD	35.00	USD	1,649	(23,805)
Anthem, Inc.	159	07/24/20	USD	300.00	USD	4,181	(8,586)
Bank of America Corp.	484	07/24/20	USD	27.00	USD	1,150	(10,890)
Bank of America Corp.	276	07/24/20	USD	25.50	USD	656	(13,524)
Bank of America Corp.	253	07/24/20	USD	30.50	USD	601	(885)
Berkshire Hathaway, Inc., Class B	238	07/24/20	USD	185.00	USD	4,249	(36,890)
CVS Health Corp.	506	07/24/20	USD	72.00	USD	3,287	(15,180)
CME Group, Inc.	63	07/24/20	USD	195.00	USD	1,024	(13,860)

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Charles Schwab Corp.	612	07/24/20	USD	39.50	USD	2,065	$(39,780)
Cisco Systems, Inc.	347	07/24/20	USD	48.50	USD	1,618	(19,085)
Citigroup, Inc.	482	07/24/20	USD	56.50	USD	2,463	(43,139)
Citigroup, Inc.	202	07/24/20	USD	57.00	USD	1,032	(16,261)
Cognizant Technology Solutions Corp., Class A	494	07/24/20	USD	56.50	USD	2,807	(121,030)
ConocoPhillips	85	07/24/20	USD	50.50	USD	357	(2,082)
Constellation Brands, Inc., Class A	242	07/24/20	USD	190.00	USD	4,234	(65,340)
Dollar General Corp.	300	07/24/20	USD	195.00	USD	5,715	(74,250)
DuPont de Nemours, Inc.	470	07/24/20	USD	53.50	USD	2,497	(104,575)
Enterprise Products Partners LP	1,721	07/24/20	USD	19.50	USD	3,127	(43,025)
Fox Corp., Class A	907	07/24/20	USD	31.50	USD	2,433	(13,605)
General Electric Co.	887	07/24/20	USD	8.50	USD	606	(3,991)
General Motors Co.	392	07/24/20	USD	30.00	USD	992	(5,684)
General Motors Co.	171	07/24/20	USD	33.50	USD	433	(2,565)
JPMorgan Chase & Co.	167	07/24/20	USD	115.00	USD	1,571	(3,006)
Marathon Petroleum Corp.	610	07/24/20	USD	46.50	USD	2,280	(23,790)
Medtronic PLC	221	07/24/20	USD	96.00	USD	2,027	(28,509)
MetLife, Inc.	405	07/24/20	USD	37.50	USD	1,479	(52,245)
Microsoft Corp.	67	07/24/20	USD	192.50	USD	1,364	(87,268)
Morgan Stanley	1,307	07/24/20	USD	52.50	USD	6,313	(91,490)
NXP Semiconductors NV	166	07/24/20	USD	117.00	USD	1,893	(92,545)
Pfizer, Inc.	809	07/24/20	USD	38.00	USD	2,645	(4,045)
Philip Morris International, Inc.	33	07/24/20	USD	76.00	USD	231	(1,485)
Pioneer Natural Resources Co.	332	07/24/20	USD	105.00	USD	3,244	(92,130)
Union Pacific Corp.	180	07/24/20	USD	177.50	USD	3,043	(72,900)
Verizon Communications, Inc.	1,481	07/24/20	USD	58.00	USD	8,165	(37,025)
Wells Fargo & Co.	648	07/24/20	USD	36.00	USD	1,659	(5,184)
Wells Fargo & Co.	351	07/24/20	USD	31.50	USD	899	(5,440)
Williams Cos., Inc.	860	07/24/20	USD	19.50	USD	1,636	(51,170)
Altria Group, Inc.	812	07/31/20	USD	43.00	USD	3,187	(28,826)
American Express Co.	207	07/31/20	USD	100.00	USD	1,971	(48,956)
American International Group, Inc.	2,524	07/31/20	USD	34.00	USD	7,870	(241,042)
Bank of America Corp.	1,002	07/31/20	USD	26.00	USD	2,380	(50,100)
Charles Schwab Corp.	714	07/31/20	USD	39.50	USD	2,409	(16,065)
Cisco Systems, Inc.	389	07/31/20	USD	48.00	USD	1,814	(33,454)
Citigroup, Inc.	405	07/31/20	USD	59.00	USD	2,070	(26,528)
Citigroup, Inc.	202	07/31/20	USD	59.50	USD	1,032	(11,716)
CME Group, Inc.	86	07/31/20	USD	175.00	USD	1,398	(16,770)
Comcast Corp., Class A	719	07/31/20	USD	41.00	USD	2,803	(58,239)
ConocoPhillips	705	07/31/20	USD	46.00	USD	2,962	(75,083)
Constellation Brands, Inc., Class A	361	07/31/20	USD	180.00	USD	6,316	(258,115)
CVS Health Corp.	277	07/31/20	USD	67.00	USD	1,800	(31,163)
Enterprise Products Partners LP	631	07/31/20	USD	21.00	USD	1,147	(22,085)
FedEx Corp.	146	07/31/20	USD	145.00	USD	2,047	(81,760)
Fox Corp., Class A	1,061	07/31/20	USD	31.00	USD	2,846	(26,525)
General Electric Co.	5,095	07/31/20	USD	8.50	USD	3,480	(40,760)
General Motors Co.	682	07/31/20	USD	30.00	USD	1,725	(18,073)
JPMorgan Chase & Co.	532	07/31/20	USD	106.00	USD	5,004	(46,284)
Lowe’s Cos., Inc.	127	07/31/20	USD	135.00	USD	1,716	(65,088)
Marathon Petroleum Corp.	610	07/31/20	USD	43.50	USD	2,280	(57,035)
McKesson Corp.	41	07/31/20	USD	155.00	USD	629	(23,370)
Medtronic PLC	766	07/31/20	USD	92.00	USD	7,024	(253,163)
MetLife, Inc.	176	07/31/20	USD	42.00	USD	643	(10,120)
Microsoft Corp.	67	07/31/20	USD	202.50	USD	1,364	(50,083)
Morgan Stanley	942	07/31/20	USD	50.50	USD	4,550	(137,061)
NXP Semiconductors NV	167	07/31/20	USD	118.00	USD	1,904	(86,840)
Pfizer, Inc.	364	07/31/20	USD	34.50	USD	1,190	(20,384)
Philip Morris International, Inc.	33	07/31/20	USD	76.00	USD	231	(2,046)
Pioneer Natural Resources Co.	440	07/31/20	USD	99.50	USD	4,299	(268,400)
Ross Stores, Inc.	303	07/31/20	USD	97.00	USD	2,583	(69,690)
UnitedHealth Group, Inc.	35	07/31/20	USD	305.00	USD	1,032	(27,388)
Verizon Communications, Inc.	368	07/31/20	USD	58.00	USD	2,029	(11,776)

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Visa, Inc., Class A	184	07/31/20	USD	200.00	USD	3,554	$(65,320)
Wells Fargo & Co.	590	07/31/20	USD	32.00	USD	1,510	(10,325)
Wells Fargo & Co.	351	07/31/20	USD	31.50	USD	899	(7,722)
Williams Cos., Inc.	8	07/31/20	USD	20.00	USD	15	(300)
Altria Group, Inc.	837	08/07/20	USD	41.00	USD	3,285	(87,467)
Bank of America Corp.	418	08/07/20	USD	26.00	USD	993	(23,826)
Cisco Systems, Inc.	174	08/07/20	USD	45.50	USD	812	(40,281)
Cisco Systems, Inc.	87	08/07/20	USD	46.50	USD	406	(15,138)
Cisco Systems, Inc.	86	08/07/20	USD	46.00	USD	401	(17,630)
Cognizant Technology Solutions Corp., Class A	683	08/07/20	USD	58.00	USD	3,881	(179,288)
Comcast Corp., Class A	990	08/07/20	USD	39.50	USD	3,859	(148,005)
ConocoPhillips	293	08/07/20	USD	44.50	USD	1,231	(49,664)
DuPont de Nemours, Inc.	272	08/07/20	USD	52.50	USD	1,445	(91,800)
Enterprise Products Partners LP	1,349	08/07/20	USD	18.50	USD	2,451	(431,680)
General Electric Co.	887	08/07/20	USD	7.50	USD	606	(25,723)
JPMorgan Chase & Co.	174	08/07/20	USD	98.00	USD	1,637	(52,896)
Microsoft Corp.	67	08/07/20	USD	207.50	USD	1,364	(42,713)
Morgan Stanley	646	08/07/20	USD	51.00	USD	3,120	(91,086)
Union Pacific Corp.	294	08/07/20	USD	170.00	USD	4,971	(228,585)
Verizon Communications, Inc.	1,280	08/07/20	USD	55.00	USD	7,057	(188,800)
Williams Cos., Inc.	1,021	08/07/20	USD	19.00	USD	1,942	(135,793)
Allstate Corp.	309	08/21/20	USD	105.00	USD	2,997	(53,766)
American Express Co.	165	08/21/20	USD	105.00	USD	1,571	(36,630)
Applied Materials, Inc.	376	08/21/20	USD	62.50	USD	2,273	(122,388)
Bank of America Corp.	418	08/21/20	USD	27.00	USD	993	(20,691)
CDK Global, Inc.	441	08/21/20	USD	45.00	USD	1,827	(55,125)
Charles Schwab Corp.	751	08/21/20	USD	35.00	USD	2,534	(142,690)
Citigroup, Inc.	405	08/21/20	USD	55.00	USD	2,070	(80,798)
CME Group, Inc.	34	08/21/20	USD	185.00	USD	553	(5,015)
Cognizant Technology Solutions Corp., Class A	494	08/21/20	USD	57.50	USD	2,807	(146,965)
Comcast Corp., Class A	272	08/21/20	USD	40.00	USD	1,060	(44,064)
Corteva, Inc.	523	08/21/20	USD	29.00	USD	1,401	(47,070)
Corteva, Inc.	522	08/21/20	USD	28.00	USD	1,398	(66,555)
CVS Health Corp.	416	08/21/20	USD	65.00	USD	2,703	(120,224)
DuPont de Nemours, Inc.	428	08/21/20	USD	55.00	USD	2,274	(111,280)
Edison International	374	08/21/20	USD	65.00	USD	2,031	(10,285)
Edison International	374	08/21/20	USD	62.50	USD	2,031	(21,505)
Fidelity National Financial, Inc.	364	08/21/20	USD	34.00	USD	1,116	(28,210)
Fidelity National Financial, Inc.	363	08/21/20	USD	36.00	USD	1,113	(13,612)
FirstEnergy Corp.	644	08/21/20	USD	42.00	USD	2,497	(30,590)
General Motors Co.	796	08/21/20	USD	27.00	USD	2,014	(102,286)
JPMorgan Chase & Co.	112	08/21/20	USD	100.00	USD	1,053	(34,384)
Marathon Petroleum Corp.	346	08/21/20	USD	37.50	USD	1,293	(127,155)
Medtronic PLC	220	08/21/20	USD	95.00	USD	2,017	(65,340)
MetLife, Inc.	623	08/21/20	USD	37.50	USD	2,275	(121,485)
Microsoft Corp.	14	08/21/20	USD	210.00	USD	285	(8,925)
Morgan Stanley	942	08/21/20	USD	50.00	USD	4,550	(203,943)
Motorola Solutions, Inc.	296	08/21/20	USD	150.00	USD	4,148	(118,400)
NiSource, Inc.	324	08/21/20	USD	24.00	USD	737	(17,010)
PPL Corp.	877	08/21/20	USD	27.00	USD	2,266	(76,738)
Pioneer Natural Resources Co.	281	08/21/20	USD	110.00	USD	2,745	(106,780)
Quest Diagnostics, Inc.	210	08/21/20	USD	120.00	USD	2,393	(66,150)
Raymond James Financial, Inc.	981	08/21/20	USD	80.00	USD	6,752	(112,815)
Unilever NV — NY Shares	1,183	08/21/20	USD	55.00	USD	6,302	(130,130)
UnitedHealth Group, Inc.	141	08/21/20	USD	310.00	USD	4,159	(118,793)
Verizon Communications, Inc.	1,305	08/21/20	USD	55.00	USD	7,194	(214,673)
Wells Fargo & Co.	591	08/21/20	USD	30.00	USD	1,513	(33,096)
Williams Cos., Inc.	1,453	08/21/20	USD	20.00	USD	2,764	(114,061)
Willis Towers Watson PLC	100	08/21/20	USD	210.00	USD	1,970	(39,000)
Public Service Enterprise Group, Inc.	878	09/18/20	USD	55.00	USD	4,316	(79,020)

							$(15,568,304)

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BAE Systems PLC	UBS AG	309,200	07/01/20	GBP	5.08	GBP	1,493	$(419)
Bayer AG, Registered Shares	Morgan Stanley & Co. International PLC	62,700	07/07/20	EUR	60.76	EUR	4,137	(402,262)
Nestle SA, Registered Shares	Credit Suisse International	5,900	07/07/20	CHF	109.37	CHF	620	(147)
Henkel AG & Co. KGaA, Preference Shares	UBS AG	35,600	07/08/20	EUR	80.38	EUR	2,956	(128,739)
Unilever NV — NY Shares	Bank of America N.A.	47,200	07/08/20	USD	49.61	USD	2,514	(174,562)
Sanofi	UBS AG	13,400	07/09/20	EUR	91.04	EUR	1,216	(23,179)
Alcon, Inc.	UBS AG	85,300	07/14/20	CHF	62.26	CHF	4,644	(2,979)
AstraZeneca PLC	Credit Suisse International	2,400	07/14/20	GBP	89.15	GBP	202	(2,801)
BAE Systems PLC	UBS AG	213,900	07/14/20	GBP	5.24	GBP	1,033	(3,996)
Bayer AG, Registered Shares	UBS AG	49,500	07/14/20	EUR	65.84	EUR	3,266	(113,507)
Sanofi	UBS AG	13,300	07/14/20	EUR	89.69	EUR	1,207	(38,915)
Statoil ASA	UBS AG	278,700	07/14/20	NOK	156.00	NOK	38,645	(37,926)
Statoil ASA	Credit Suisse International	120,000	07/14/20	NOK	158.34	NOK	16,639	(13,086)
Ferguson PLC	UBS AG	65,900	07/15/20	GBP	69.15	GBP	4,349	(74,410)
Henkel AG & Co. KGaA, Preference Shares	Credit Suisse International	76,100	07/15/20	EUR	87.22	EUR	6,319	(40,753)
Nestle SA, Registered Shares	Goldman Sachs International	400	07/15/20	CHF	104.74	CHF	42	(650)
Alcon, Inc.	UBS AG	23,500	07/21/20	CHF	65.04	CHF	1,279	(906)
BAE Systems PLC	Goldman Sachs International	518,400	07/21/20	GBP	5.27	GBP	2,504	(14,426)
Bayer AG, Registered Shares	UBS AG	62,800	07/21/20	EUR	68.59	EUR	4,144	(92,272)
Statoil ASA	Credit Suisse International	146,900	07/21/20	NOK	156.77	NOK	20,369	(31,788)
BP PLC	Morgan Stanley & Co. International PLC	865,000	07/22/20	GBP	3.31	GBP	2,673	(57,688)
Sanofi	Goldman Sachs International	93,900	07/22/20	EUR	93.11	EUR	8,523	(136,732)
Unilever NV — NY Shares	Credit Suisse International	43,600	07/22/20	USD	52.56	USD	2,323	(126,194)
Koninklijke Philips NV	Goldman Sachs International	143,900	07/23/20	EUR	43.07	EUR	5,975	(102,398)
Siemens AG, Registered Shares	Credit Suisse International	42,700	07/24/20	EUR	103.07	EUR	4,482	(226,609)
BAE Systems PLC	Goldman Sachs International	518,400	07/29/20	GBP	5.27	GBP	2,504	(25,384)
BP PLC	Credit Suisse International	865,000	07/29/20	GBP	3.32	GBP	2,673	(79,101)
Ferguson PLC	Credit Suisse International	32,000	07/29/20	GBP	68.92	GBP	2,112	(67,353)
Koninklijke Philips NV	Goldman Sachs International	143,900	07/29/20	EUR	43.07	EUR	5,975	(123,826)
Siemens AG, Registered Shares	Morgan Stanley & Co. International PLC	59,600	07/29/20	EUR	106.48	EUR	6,256	(218,417)
FirstEnergy Corp.	JPMorgan Chase Bank N.A.	128,800	08/04/20	USD	42.73	USD	4,995	(26,248)
AstraZeneca PLC	Goldman Sachs International	122,100	08/05/20	GBP	86.68	GBP	10,255	(440,826)
BAE Systems PLC	UBS AG	1,200,200	08/05/20	GBP	5.04	GBP	5,797	(186,872)
Alcon, Inc.	Citibank N.A.	37,350	08/12/20	CHF	55.58	CHF	2,033	(77,076)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	63,700	08/12/20	CHF	105.83	CHF	6,691	(136,714)
Samsung Electronics Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	12,400	08/12/20	USD	1,134.69	USD	13,556	(346,208)
Statoil ASA	UBS AG	82,600	08/12/20	NOK	142.11	NOK	11,453	(38,240)
Unilever NV — NY Shares	Credit Suisse International	33,300	09/09/20	USD	53.75	USD	1,774	(61,522)

								$(3,675,131)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$10,535,318	$(4,617,783)	$(19,243,435)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$19,243,435	$—	$—	$—	$19,243,435

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(1,788,785)	$—	$—	$—	$(1,788,785)
Options written	—	—	(15,418,259)	—	—	—	(15,418,259)

	$—	$—	$(17,207,044)	$—	$—	$—	$(17,207,044)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$10,833,983	$—	$—	$—	$10,833,983

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$19,690
Average value of option contracts written	$22,681,626

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$19,243,435
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(15,568,304)

Total derivative assets and liabilities subject to an MNA	$—	$3,675,131

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$174,562	$—	$—	$—	$174,562
Citibank N.A.	77,076	—	—	—	77,076
Credit Suisse International	649,354	—	(649,354)	—	—
Goldman Sachs International	844,242	—	(844,242)	—	—
JPMorgan Chase Bank N.A.	26,248	—	(26,248)	—	—
Morgan Stanley & Co. International PLC	1,161,289	—	(1,161,289)	—	—
UBS AG	742,360	—	(742,360)	—	—

	$3,675,131	$—	$(3,423,493)	$—	$251,638

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$—	$30,007,541	$—	$30,007,541
Air Freight & Logistics	7,536,825	—	—	7,536,825
Automobiles	21,243,904	—	—	21,243,904
Banks	163,750,461	—	—	163,750,461
Beverages	21,648,488	—	—	21,648,488
Capital Markets	88,483,157	—	—	88,483,157
Chemicals	23,897,520	—	—	23,897,520
Communications Equipment	29,896,673	—	—	29,896,673
Consumer Finance	10,034,080	—	—	10,034,080
Diversified Financial Services	33,426,560	—	—	33,426,560
Diversified Telecommunication Services	67,051,863	—	—	67,051,863
Electric Utilities	54,879,554	—	—	54,879,554
Food Products	—	14,092,543	—	14,092,543
Health Care Equipment & Supplies	71,082,336	15,274,387	—	86,356,723
Health Care Providers & Services	109,150,018	—	—	109,150,018
Household Durables	10,606,188	—	—	10,606,188
Industrial Conglomerates	22,171,567	21,957,528	—	44,129,095
Insurance	111,049,163	—	—	111,049,163
IT Services	54,808,011	—	—	54,808,011
Media	47,316,904	—	—	47,316,904
Multi-Utilities	30,178,502	—	—	30,178,502
Multiline Retail	10,396,512	—	—	10,396,512
Oil, Gas & Consumable Fuels	99,481,969	28,509,318	—	127,991,287
Personal Products	33,568,623	—	—	33,568,623
Pharmaceuticals	11,787,958	86,791,239	—	98,579,197
Road & Rail	16,009,238	—	—	16,009,238
Semiconductors & Semiconductor Equipment	20,115,114	—	—	20,115,114
Software	35,196,460	—	—	35,196,460
Specialty Retail	37,755,438	—	—	37,755,438
Technology Hardware, Storage & Peripherals	—	24,760,208	—	24,760,208
Tobacco	37,328,814	—	—	37,328,814
Trading Companies & Distributors	—	14,563,438	—	14,563,438
Preferred Stock	—	18,954,477	—	18,954,477
Short-Term Securities	8,249,540	—	—	8,249,540

	$1,288,101,440	$254,910,679	$—	$1,543,012,119

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(15,227,147)	$(4,016,288)	$—	$(19,243,435)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) June 30, 2020	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Australia — 2.7%
Ansell Ltd.	237,398	$6,034,646
Ensogo Ltd.(a)(b)	418,198	3
Sonic Healthcare Ltd.	593,197	12,526,423

		18,561,072

Canada — 5.1%
Rogers Communications, Inc., Class B	313,838	12,610,388
TELUS Corp.	1,356,985	22,759,685

		35,370,073

Denmark — 1.6%
Novo Nordisk A/S, Class B	174,231	11,350,755

Finland — 1.2%
Kone OYJ, Class B	124,071	8,557,099

France — 4.5%
Sanofi	207,790	21,191,371
Schneider Electric SE	88,097	9,799,612

		30,990,983

Germany — 1.5%
Deutsche Post AG, Registered Shares	286,210	10,509,588

India — 0.1%
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $2,637,143)(a)(c)	3,540	841,210

Netherlands — 4.1%
Heineken NV	170,373	15,707,432
Koninklijke Philips NV	279,337	13,030,429

		28,737,861

Singapore — 2.2%
DBS Group Holdings Ltd.	618,868	9,311,996
United Overseas Bank Ltd.	406,700	5,942,645

		15,254,641

Sweden — 1.1%
Tele2 AB, Class B	553,835	7,372,568

Switzerland — 6.8%
Cie Financiere Richemont SA, Registered Shares	79,365	5,119,067
Nestle SA, Registered Shares	140,895	15,621,117
Novartis AG, Registered Shares	236,620	20,614,574
SGS SA, Registered Shares	2,439	5,974,681

		47,329,439

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	611,000	6,525,182

United Kingdom — 16.3%
AstraZeneca PLC	52,627	5,477,124
BAE Systems PLC	2,825,288	16,893,698
British American Tobacco PLC	512,582	19,658,965
Diageo PLC	296,007	9,838,487
GlaxoSmithKline PLC	717,987	14,503,112
Reckitt Benckiser Group PLC	117,945	10,850,753
RELX PLC	425,736	9,853,273
Unilever PLC	478,800	25,826,990

		112,902,402

United States — 51.3%
AbbVie, Inc.(d)(e)	206,454	20,269,654
Altria Group, Inc.(e)	231,231	9,075,817
Amcor PLC	1,237,447	12,498,389
Carrier Global Corp.(e)	438,780	9,749,692
Cisco Systems, Inc.(d)(e)	231,960	10,818,614
Citizens Financial Group, Inc.(e)	322,324	8,135,458

Security	Shares	Value

United States (continued)
Coca-Cola Co.(e)	508,372	$22,714,061
Eaton Corp. PLC(e)	99,007	8,661,132
Genuine Parts Co.(d)(e)	155,821	13,550,194
Hasbro, Inc.(d)(e)	227,622	17,060,269
Home Depot, Inc.(e)	55,630	13,935,871
International Paper Co.(e)	335,860	11,825,631
Johnson & Johnson(d)(e)	107,264	15,084,536
Lockheed Martin Corp.(e)	54,739	19,975,356
M&T Bank Corp.(e)	91,363	9,499,011
Medtronic PLC(e)	206,139	18,902,946
Otis Worldwide Corp.(e)	171,178	9,733,181
Paychex, Inc.(d)(e)	298,887	22,640,690
PepsiCo, Inc.(e)	122,130	16,152,914
Pfizer, Inc.(d)(e)	460,718	15,065,479
Philip Morris International, Inc.(d)(e)	269,126	18,854,967
Procter & Gamble Co.(e)	131,545	15,728,836
Raytheon Technologies Corp.(e)	126,376	7,787,289
Texas Instruments, Inc.(e)	145,964	18,533,049
U.S. Bancorp(e)	275,858	10,157,092

		356,410,128

Total Common Stocks — 99.4% (Cost — $663,791,279)		690,713,001

Preferred Stock — 0.5%

United States — 0.5%
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $3,118,944), 0.00%(a)(c)	508,800	3,495,456

Total Preferred Securities — 0.5%		3,495,456

Total Long-Term Investments — 99.9% (Cost — $666,910,223)		694,208,457

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(f)(g)	500,656	500,656

Total Short-Term Securities — 0.1% (Cost — $500,656)		500,656

Total Investments Before Options Written — 100.0% (Cost — $667,410,879)		694,709,113

Options Written — (0.9)% (Premiums Received — $7,024,625)		(6,317,059)

Total Investments, Net of Options Written — 99.1% (Cost — $660,386,254)		688,392,054

Other Assets Less Liabilities — 0.9%		6,501,368

Net Assets — 100.0%		$694,893,422

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $4,336,666, representing 0.6% of its net assets as of period end, and an original cost of $5,756,087.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	Annualized 7-day yield as of period end.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

(g)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,138,392	—	(637,736	)(b)	500,656	$500,656	$24,020	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Altria Group, Inc.	88	07/02/20	USD	40.50	USD	345	$(352)
Cisco Systems, Inc.	237	07/02/20	USD	47.00	USD	1,105	(5,688)
Eaton Corp. PLC	137	07/02/20	USD	90.00	USD	1,198	(4,110)
Hasbro, Inc.	165	07/02/20	USD	77.00	USD	1,237	(6,600)
International Paper Co.	446	07/02/20	USD	34.00	USD	1,570	(64,224)
PepsiCo, Inc.	97	07/02/20	USD	133.00	USD	1,283	(6,353)
PepsiCo, Inc.	97	07/02/20	USD	135.00	USD	1,283	(1,455)
U.S. Bancorp	119	07/02/20	USD	36.00	USD	438	(13,626)
Altria Group, Inc.	89	07/10/20	USD	40.00	USD	349	(3,871)
Altria Group, Inc.	162	07/10/20	USD	43.50	USD	636	(810)
Cisco Systems, Inc.	34	07/10/20	USD	47.00	USD	159	(2,006)
Coca-Cola Co.	323	07/10/20	USD	47.50	USD	1,443	(1,615)
International Paper Co.	283	07/10/20	USD	37.50	USD	996	(5,801)
Johnson & Johnson	33	07/10/20	USD	150.00	USD	464	(280)
PepsiCo, Inc.	46	07/10/20	USD	134.00	USD	608	(4,508)
Pfizer, Inc.	72	07/10/20	USD	34.50	USD	235	(1,008)
Texas Instruments, Inc.	74	07/10/20	USD	136.00	USD	940	(703)
U.S. Bancorp	89	07/10/20	USD	43.00	USD	328	(534)
Altria Group, Inc.	81	07/17/20	USD	42.50	USD	318	(1,417)
Carrier Global Corp.	326	07/17/20	USD	22.00	USD	724	(35,860)
Carrier Global Corp.	827	07/17/20	USD	23.00	USD	1,838	(53,755)
Cisco Systems, Inc.	196	07/17/20	USD	46.00	USD	914	(27,048)
Citizens Financial Group, Inc.	503	07/17/20	USD	20.00	USD	1,270	(279,165)
Citizens Financial Group, Inc.	625	07/17/20	USD	30.00	USD	1,578	(9,375)
Coca-Cola Co.	99	07/17/20	USD	45.00	USD	442	(8,365)
Coca-Cola Co.	699	07/17/20	USD	47.50	USD	3,123	(10,835)
Eaton Corp. PLC	154	07/17/20	USD	90.00	USD	1,347	(34,650)
Genuine Parts Co.	501	07/17/20	USD	92.50	USD	4,357	(37,575)
Home Depot, Inc.	68	07/17/20	USD	260.00	USD	1,703	(13,158)
Johnson & Johnson	107	07/17/20	USD	150.00	USD	1,505	(4,119)
Lockheed Martin Corp.	82	07/17/20	USD	390.00	USD	2,992	(11,890)
M&T Bank Corp.	159	07/17/20	USD	120.00	USD	1,653	(5,565)
M&T Bank Corp.	160	07/17/20	USD	100.00	USD	1,664	(129,600)
Medtronic PLC	672	07/17/20	USD	97.50	USD	6,162	(30,912)
Otis Worldwide Corp.	235	07/17/20	USD	55.00	USD	1,336	(69,325)
Otis Worldwide Corp.	268	07/17/20	USD	60.00	USD	1,524	(16,750)
Paychex, Inc.	347	07/17/20	USD	75.00	USD	2,629	(114,510)
Pfizer, Inc.	797	07/17/20	USD	38.00	USD	2,606	(2,789)
Philip Morris International, Inc.	66	07/17/20	USD	72.50	USD	462	(4,455)
Raytheon Technologies Corp.	281	07/17/20	USD	63.00	USD	1,732	(51,142)
Rogers Communications, Inc., Class B	21	07/17/20	CAD	56.00	CAD	115	(975)
Rogers Communications, Inc., Class B	445	07/17/20	CAD	60.00	CAD	2,427	(1,967)
TELUS Corp.	1,859	07/17/20	CAD	25.00	CAD	4,233	(5,477)
Texas Instruments, Inc.	233	07/17/20	USD	125.00	USD	2,958	(106,015)

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
U.S. Bancorp	218	07/17/20	USD	40.00	USD	803	$(12,208)
AbbVie, Inc.	242	07/24/20	USD	97.00	USD	2,376	(79,860)
Altria Group, Inc.	81	07/24/20	USD	43.50	USD	318	(6,561)
Cisco Systems, Inc.	148	07/24/20	USD	48.50	USD	690	(8,140)
Coca-Cola Co.	117	07/24/20	USD	47.50	USD	523	(4,270)
Eaton Corp. PLC	154	07/24/20	USD	91.50	USD	1,347	(35,805)
Hasbro, Inc.	136	07/24/20	USD	82.00	USD	1,019	(13,940)
Home Depot, Inc.	118	07/24/20	USD	250.00	USD	2,956	(87,910)
International Paper Co.	446	07/24/20	USD	38.00	USD	1,570	(24,084)
Medtronic PLC	11	07/24/20	USD	96.00	USD	101	(1,419)
Pfizer, Inc.	797	07/24/20	USD	38.00	USD	2,606	(3,985)
Philip Morris International, Inc.	212	07/24/20	USD	73.00	USD	1,485	(24,486)
Procter & Gamble Co.	196	07/24/20	USD	121.00	USD	2,344	(75,460)
Texas Instruments, Inc.	175	07/24/20	USD	132.00	USD	2,222	(46,988)
U.S. Bancorp	158	07/24/20	USD	42.00	USD	582	(5,530)
Altria Group, Inc.	154	07/31/20	USD	43.00	USD	604	(5,467)
Cisco Systems, Inc.	35	07/31/20	USD	48.00	USD	163	(3,010)
Cisco Systems, Inc.	122	07/31/20	USD	47.00	USD	569	(15,860)
Coca-Cola Co.	541	07/31/20	USD	47.00	USD	2,417	(31,108)
Hasbro, Inc.	165	07/31/20	USD	81.00	USD	1,237	(40,425)
Home Depot, Inc.	119	07/31/20	USD	255.00	USD	2,981	(71,698)
Johnson & Johnson	156	07/31/20	USD	146.00	USD	2,194	(29,016)
Lockheed Martin Corp.	75	07/31/20	USD	400.00	USD	2,737	(22,500)
Medtronic PLC	234	07/31/20	USD	92.00	USD	2,146	(77,337)
PepsiCo, Inc.	216	07/31/20	USD	136.00	USD	2,857	(45,360)
Pfizer, Inc.	407	07/31/20	USD	34.50	USD	1,331	(22,792)
Philip Morris International, Inc.	308	07/31/20	USD	76.00	USD	2,158	(19,096)
Procter & Gamble Co.	318	07/31/20	USD	120.00	USD	3,802	(98,580)
Raytheon Technologies Corp.	160	07/31/20	USD	70.00	USD	986	(15,360)
Texas Instruments, Inc.	174	07/31/20	USD	128.00	USD	2,209	(90,393)
U.S. Bancorp	143	07/31/20	USD	40.50	USD	527	(11,154)
Altria Group, Inc.	154	08/07/20	USD	41.00	USD	604	(16,093)
Cisco Systems, Inc.	67	08/07/20	USD	46.00	USD	312	(13,735)
Cisco Systems, Inc.	68	08/07/20	USD	46.50	USD	317	(31,484)
Cisco Systems, Inc.	136	08/07/20	USD	45.50	USD	634	(11,832)
Hasbro, Inc.	330	08/07/20	USD	76.50	USD	2,473	(140,250)
Johnson & Johnson	29	08/07/20	USD	143.00	USD	408	(9,265)
Philip Morris International, Inc.	355	08/07/20	USD	72.50	USD	2,487	(67,273)
U.S. Bancorp	159	08/07/20	USD	38.50	USD	585	(25,043)
AbbVie, Inc.	687	08/21/20	USD	100.00	USD	6,745	(214,688)
Carrier Global Corp.	407	08/21/20	USD	21.75	USD	904	(87,801)
Carrier Global Corp.	414	08/21/20	USD	25.00	USD	920	(43,470)
Genuine Parts Co.	44	08/21/20	USD	90.00	USD	383	(17,380)
Johnson & Johnson	264	08/21/20	USD	145.00	USD	3,713	(80,388)
Lockheed Martin Corp.	89	08/21/20	USD	380.00	USD	3,248	(105,020)
Medtronic PLC	10	08/21/20	USD	95.00	USD	92	(2,970)
Otis Worldwide Corp.	267	08/21/20	USD	60.00	USD	1,518	(74,760)
Paychex, Inc.	337	08/21/20	USD	75.00	USD	2,553	(153,335)
PepsiCo, Inc.	216	08/21/20	USD	140.00	USD	2,857	(30,888)
Procter & Gamble Co.	209	08/21/20	USD	120.00	USD	2,499	(80,988)
Rogers Communications, Inc., Class B	272	08/21/20	CAD	58.00	CAD	1,484	(17,531)
TELUS Corp.	1,859	08/21/20	CAD	25.00	CAD	4,233	(17,117)
U.S. Bancorp	79	08/21/20	USD	42.50	USD	291	(5,806)
Paychex, Inc.	362	09/18/20	USD	85.00	USD	2,742	(50,680)

							$(3,517,837)

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BAE Systems PLC	UBS AG	272,000	07/01/20	GBP	5.08	GBP	1,315	$(368)
Novartis AG, Registered Shares	UBS AG	42,800	07/01/20	CHF	84.43	CHF	3,528	(2,139)
Novo Nordisk A/S, Class B	UBS AG	61,200	07/01/20	DKK	451.07	DKK	26,279	(866)
Ansell Ltd.	Citibank N.A.	45,600	07/07/20	AUD	32.76	AUD	1,674	(128,265)
British American Tobacco PLC	UBS AG	89,800	07/07/20	GBP	32.78	GBP	2,788	(8,296)
DBS Group Holdings Ltd.	Goldman Sachs International	71,600	07/07/20	SGD	20.15	SGD	1,489	(53,210)
Diageo PLC	Morgan Stanley & Co. International PLC	92,900	07/07/20	GBP	29.99	GBP	2,491	(26)
GlaxoSmithKline PLC	UBS AG	1,200	07/07/20	GBP	17.58	GBP	20	(5)
Heineken NV	Credit Suisse International	16,800	07/07/20	EUR	78.77	EUR	1,379	(68,394)
Koninklijke Philips NV	UBS AG	102,000	07/07/20	EUR	41.14	EUR	4,235	(102,717)
Nestle SA, Registered Shares	Credit Suisse International	22,100	07/07/20	CHF	109.37	CHF	2,315	(551)
Sonic Healthcare Ltd.	UBS AG	68,800	07/07/20	AUD	27.62	AUD	2,094	(141,500)
Kone OYJ, Class B	UBS AG	49,100	07/08/20	EUR	62.97	EUR	3,006	(37,040)
RELX PLC	UBS AG	52,000	07/08/20	EUR	21.85	EUR	1,071	(2,589)
Rogers Communications, Inc., Class B	Goldman Sachs International	40,200	07/08/20	CAD	59.04	CAD	2,193	(497)
Unilever PLC	Credit Suisse International	66,300	07/08/20	GBP	42.46	GBP	2,887	(124,590)
Amcor PLC	UBS AG	39,400	07/09/20	AUD	15.24	AUD	571	(2,284)
Sanofi	UBS AG	16,900	07/09/20	EUR	91.04	EUR	1,532	(29,233)
Schneider Electric SE	Citibank N.A.	13,600	07/09/20	EUR	93.63	EUR	1,345	(93,003)
Ansell Ltd.	JPMorgan Chase Bank N.A.	12,700	07/14/20	AUD	35.80	AUD	466	(12,878)
AstraZeneca PLC	Credit Suisse International	17,900	07/14/20	GBP	89.15	GBP	1,507	(20,889)
BAE Systems PLC	UBS AG	155,900	07/14/20	GBP	5.24	GBP	754	(2,913)
British American Tobacco PLC	Credit Suisse International	45,000	07/14/20	GBP	34.06	GBP	1,397	(1,360)
DBS Group Holdings Ltd.	Goldman Sachs International	72,500	07/14/20	SGD	20.22	SGD	1,508	(59,979)
Novartis AG, Registered Shares	UBS AG	23,400	07/14/20	CHF	84.21	CHF	1,929	(19,236)
Novo Nordisk A/S, Class B	UBS AG	22,300	07/14/20	DKK	445.26	DKK	9,576	(16,478)
Sanofi	UBS AG	46,500	07/14/20	EUR	89.69	EUR	4,215	(136,057)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	86,400	07/14/20	AUD	29.94	AUD	2,629	(63,038)
Tele2 AB, Class B	Morgan Stanley & Co. International PLC	83,000	07/14/20	SEK	129.26	SEK	10,255	(9,194)
Amcor PLC	Morgan Stanley & Co. International PLC	280,000	07/15/20	AUD	15.48	AUD	4,054	(19,516)
Ansell Ltd.	Citibank N.A.	19,500	07/15/20	AUD	36.77	AUD	716	(12,105)
Cie Financiere Richemont SA, Registered Shares	UBS AG	15,500	07/15/20	CHF	64.39	CHF	937	(14,046)
Kone OYJ, Class B	UBS AG	3,000	07/15/20	EUR	64.05	EUR	184	(2,542)
Nestle SA, Registered Shares	Goldman Sachs International	12,600	07/15/20	CHF	104.74	CHF	1,320	(20,477)
Reckitt Benckiser Group PLC	Goldman Sachs International	23,000	07/15/20	GBP	72.94	GBP	1,709	(61,469)
SGS SA, Registered Shares	Credit Suisse International	400	07/15/20	CHF	2,462.73	CHF	926	(1,372)
Unilever PLC	UBS AG	95,500	07/15/20	GBP	44.18	GBP	4,159	(87,872)
BAE Systems PLC	Goldman Sachs International	391,700	07/21/20	GBP	5.27	GBP	1,893	(10,900)
British American Tobacco PLC	UBS AG	44,700	07/21/20	GBP	34.04	GBP	1,388	(3,753)
Diageo PLC	Credit Suisse International	30,900	07/21/20	GBP	29.81	GBP	829	(3,272)
Heineken NV	Credit Suisse International	43,000	07/21/20	EUR	90.36	EUR	3,529	(5,979)
RELX PLC	Goldman Sachs International	139,500	07/21/20	EUR	21.74	EUR	2,874	(32,068)
Sonic Healthcare Ltd.	JPMorgan Chase Bank N.A.	34,800	07/21/20	AUD	29.70	AUD	1,059	(32,035)
Tele2 AB, Class B	Credit Suisse International	83,200	07/21/20	SEK	130.96	SEK	10,279	(10,022)
Unilever PLC	Credit Suisse International	53,700	07/21/20	GBP	44.66	GBP	2,339	(47,804)
Cie Financiere Richemont SA, Registered Shares	Goldman Sachs International	20,300	07/22/20	CHF	61.80	CHF	1,227	(40,288)
DBS Group Holdings Ltd.	Citibank N.A.	72,500	07/22/20	SGD	22.20	SGD	1,508	(22,155)
SGS SA, Registered Shares	Goldman Sachs International	700	07/22/20	CHF	2,300.10	CHF	1,621	(47,057)
Sanofi	Goldman Sachs International	30,100	07/22/20	EUR	93.11	EUR	2,729	(43,830)
TELUS Corp.	Credit Suisse International	239,100	07/22/20	CAD	24.50	CAD	5,444	(8,517)
GlaxoSmithKline PLC	Goldman Sachs International	213,200	07/23/20	GBP	16.89	GBP	3,489	(39,505)
Koninklijke Philips NV	Goldman Sachs International	14,600	07/23/20	EUR	42.42	EUR	606	(14,444)
Nestle SA, Registered Shares	Credit Suisse International	46,500	07/23/20	CHF	107.37	CHF	4,870	(38,454)
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	11,700	07/23/20	GBP	70.34	GBP	870	(64,760)
Schneider Electric SE	Goldman Sachs International	26,000	07/24/20	EUR	94.41	EUR	2,571	(192,446)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	18,571	07/24/20	SGD	22.78	SGD	376	(2,141)
Amcor PLC	UBS AG	237,400	07/29/20	AUD	15.23	AUD	3,438	(40,597)
Ansell Ltd.	Morgan Stanley & Co. International PLC	21,600	07/29/20	AUD	36.49	AUD	793	(22,516)
BAE Systems PLC	Goldman Sachs International	391,700	07/29/20	GBP	5.27	GBP	1,893	(19,180)
Diageo PLC	Goldman Sachs International	9,400	07/29/20	GBP	29.65	GBP	252	(1,517)
GlaxoSmithKline PLC	Goldman Sachs International	108,600	07/29/20	GBP	16.90	GBP	1,777	(25,002)
Koninklijke Philips NV	Goldman Sachs International	9,200	07/29/20	EUR	43.07	EUR	382	(7,917)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Reckitt Benckiser Group PLC	Credit Suisse International	30,100	07/29/20	GBP	71.95	GBP	2,237	$(122,726)
Taiwan Semiconductor Manufacturing Co. Ltd.	Goldman Sachs International	107,000	07/29/20	TWD	330.72	TWD	33,491	(3,613)
Tele2 AB, Class B	Credit Suisse International	83,000	07/29/20	SEK	124.83	SEK	10,255	(29,365)
BAE Systems PLC	UBS AG	60,000	08/05/20	GBP	5.04	GBP	290	(9,342)
Kone OYJ, Class B	UBS AG	16,200	08/05/20	EUR	62.71	EUR	992	(33,202)
Novartis AG, Registered Shares	UBS AG	40,300	08/05/20	CHF	86.68	CHF	3,322	(30,658)
Novo Nordisk A/S, Class B	UBS AG	12,400	08/05/20	DKK	451.17	DKK	5,325	(15,772)
Sonic Healthcare Ltd.	UBS AG	77,000	08/05/20	AUD	31.24	AUD	2,343	(38,506)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	168,000	08/05/20	TWD	323.85	TWD	52,584	(15,807)
United Overseas Bank Ltd.	UBS AG	123,900	08/05/20	SGD	21.04	SGD	2,506	(66,876)
Ansell Ltd.	UBS AG	31,100	08/12/20	AUD	37.80	AUD	1,141	(18,361)
AstraZeneca PLC	Goldman Sachs International	11,100	08/12/20	GBP	86.46	GBP	935	(46,701)
Deutsche Post AG, Registered Shares	Goldman Sachs International	100,200	08/12/20	EUR	31.75	EUR	3,262	(206,412)
Heineken NV	Goldman Sachs International	16,800	08/12/20	EUR	85.61	EUR	1,379	(28,728)

								$(2,799,222)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$2,533,206	$(1,825,640)	$(6,317,059)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$6,317,059	$—	$—	$—	$6,317,059

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(6,235,765)	$—	$—	$—	$(6,235,765)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$2,499,638	$—	$—	$—	$2,499,638

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$7,298,951

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$6,317,059
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,517,837)

Total derivative assets and liabilities subject to an MNA	$—	$2,799,222

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Citibank N.A.	$255,528	$—	$(26,285)	$—	$229,243
Credit Suisse International	483,295	—	(483,295)	—	—
Goldman Sachs International	955,240	—	(955,240)	—	—
JPMorgan Chase Bank N.A.	47,054	—	(47,054)	—	—
Morgan Stanley & Co. International PLC	194,857	—	(194,857)	—	—
UBS AG	863,248	—	(863,248)	—	—

	$2,799,222	$—	$(2,569,979)	$—	$229,243

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount receivable from the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$18,561,069	$3	$18,561,072
Canada	35,370,073	—	—	35,370,073
Denmark	—	11,350,755	—	11,350,755
Finland	—	8,557,099	—	8,557,099
France	—	30,990,983	—	30,990,983
Germany	—	10,509,588	—	10,509,588
India	—	—	841,210	841,210
Netherlands	28,737,861	—	—	28,737,861
Singapore	—	15,254,641	—	15,254,641
Sweden	—	7,372,568	—	7,372,568
Switzerland	—	47,329,439	—	47,329,439
Taiwan	—	6,525,182	—	6,525,182
United Kingdom	9,853,273	103,049,129	—	112,902,402
United States	343,911,739	12,498,389	—	356,410,128
Short Term Securities	500,656	—	—	500,656
Preferred Stock	—	—	3,495,456	3,495,456

	$418,373,602	$271,998,842	$4,336,669	$694,709,113

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(3,430,036)	$(2,887,023)	$—	$(6,317,059)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) June 30, 2020	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.6%

Australia — 6.1%
Ansell Ltd.	594,743	$15,118,340
Sonic Healthcare Ltd.	1,057,925	22,339,991

		37,458,331

Canada — 8.3%
Rogers Communications, Inc., Class B	523,032	21,016,054
TELUS Corp.	1,807,028	30,307,917

		51,323,971

Denmark — 3.4%
Novo Nordisk A/S, Class B	323,908	21,101,872

Finland — 3.2%
Kone OYJ, Class B	286,790	19,779,727

France — 8.0%
Sanofi	289,945	29,569,913
Schneider Electric SE	177,395	19,732,819

		49,302,732

Germany — 3.5%
Deutsche Post AG, Registered Shares	583,422	21,423,167

India — 0.2%
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $3,948,600)(a)(b)	5,300	1,259,439

Netherlands — 7.7%
Heineken NV	278,778	25,701,763
Koninklijke Philips NV(c)	464,302	21,658,621

		47,360,384

Singapore — 4.6%
DBS Group Holdings Ltd.	1,013,900	15,255,971
United Overseas Bank Ltd.	916,400	13,390,312

		28,646,283

Sweden — 2.9%
Tele2 AB, Class B	1,323,966	17,624,435

Switzerland — 15.2%
Cie Financiere Richemont SA, Registered Shares	255,698	16,492,601
Nestle SA, Registered Shares	259,588	28,780,684
Novartis AG, Registered Shares	354,161	30,854,866
SGS SA, Registered Shares	7,273	17,816,258

		93,944,409

Taiwan — 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,535,000	16,393,051

United Kingdom — 28.5%
AstraZeneca PLC	131,433	13,678,811
BAE Systems PLC	3,849,818	23,019,835

Security	Shares	Value

United Kingdom (continued)
British American Tobacco PLC	717,913	$27,533,987
Diageo PLC	519,826	17,277,637
GlaxoSmithKline PLC	1,056,543	21,341,837
Reckitt Benckiser Group PLC	230,060	21,165,156
RELX PLC	760,217	17,594,532
Unilever PLC	637,151	34,368,614

		175,980,409

United States — 3.3%
Amcor PLC	2,012,711	20,328,665

Total Common Stocks — 97.6% (Cost — $558,224,457)		601,926,875

Preferred Stock — 0.7%

China — 0.7%
Xiaoju Kuaizhi, Inc., Series A-17, (Acquired 07/28/15, cost $ 2,106,332), 0.00%(a)(b)	76,800	3,992,832

Total Preferred Securities— 0.7% (Cost — $2,106,332)		3,992,832

Total Long-Term Investments — 98.3% (Cost — $560,330,789)		605,919,707

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(d)(e)	1,439,314	1,439,314

Total Short-Term Securities — 0.2% (Cost — $1,439,314)		1,439,314

Total Investments Before Options Written — 98.5% (Cost — $561,770,103)		607,359,021

Options Written — (0.9)% (Premiums Received — $5,554,320)		(5,623,423)

Total Investments, Net of Options Written — 97.6% (Cost — $556,215,783)		601,735,598

Other Assets Less Liabilities — 2.4%		14,814,103

Net Assets — 100.0%		$616,549,701

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $5,252,271, representing 0.9% of its net assets as of period end, and an original cost of $6,054,932.

(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	17,518,842	—	(16,079,528	)(b)	1,439,314	$1,439,314	$55,261	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced International Dividend Trust (BGY)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Rogers Communications, Inc., Class B	715	07/17/20	CAD	60.00	CAD	3,900	$(3,160)
Rogers Communications, Inc., Class B	29	07/17/20	CAD	56.00	CAD	158	(1,346)
TELUS Corp.	2,631	07/17/20	CAD	25.00	CAD	5,991	(7,752)
Rogers Communications, Inc., Class B	543	08/21/20	CAD	58.00	CAD	2,962	(34,997)
TELUS Corp.	2,631	08/21/20	CAD	25.00	CAD	5,991	(24,225)

							$(71,480)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BAE Systems PLC	UBS AG	440,500	07/01/20	GBP	5.08	GBP	2,129	$(597)
Novartis AG, Registered Shares	UBS AG	73,400	07/01/20	CHF	84.43	CHF	6,050	(3,668)
Novo Nordisk A/S, Class B	UBS AG	53,600	07/01/20	DKK	451.07	DKK	23,016	(759)
Ansell Ltd.	Citibank N.A.	98,900	07/07/20	AUD	32.76	AUD	3,630	(278,189)
British American Tobacco PLC	UBS AG	84,900	07/07/20	GBP	32.78	GBP	2,636	(7,843)
DBS Group Holdings Ltd.	Goldman Sachs International	64,200	07/07/20	SGD	20.12	SGD	1,335	(48,167)
Diageo PLC	Morgan Stanley & Co. International PLC	151,200	07/07/20	GBP	29.99	GBP	4,054	(43)
Heineken NV	Credit Suisse International	55,900	07/07/20	EUR	78.77	EUR	4,587	(227,573)
Koninklijke Philips NV	UBS AG	114,500	07/07/20	EUR	41.14	EUR	4,754	(115,304)
Nestle SA, Registered Shares	Credit Suisse International	25,900	07/07/20	CHF	109.37	CHF	2,713	(645)
Sonic Healthcare Ltd.	UBS AG	95,000	07/07/20	AUD	27.62	AUD	2,981	(195,385)
Kone OYJ, Class B	UBS AG	42,100	07/08/20	EUR	62.97	EUR	2,577	(31,759)
RELX PLC	UBS AG	40,700	07/08/20	EUR	21.85	EUR	838	(2,027)
Rogers Communications, Inc., Class B	Goldman Sachs International	52,300	07/08/20	CAD	59.04	CAD	2,853	(646)
Unilever PLC	Credit Suisse International	188,400	07/08/20	GBP	42.46	GBP	8,205	(354,038)
Amcor PLC	UBS AG	334,800	07/09/20	AUD	15.24	AUD	4,848	(19,405)
Sanofi	UBS AG	34,900	07/09/20	EUR	91.04	EUR	3,164	(60,369)
Schneider Electric SE	Citibank N.A.	52,700	07/09/20	EUR	93.63	EUR	5,211	(360,389)
Ansell Ltd.	JPMorgan Chase Bank N.A.	70,900	07/14/20	AUD	35.80	AUD	2,602	(71,893)
AstraZeneca PLC	Credit Suisse International	40,200	07/14/20	GBP	89.15	GBP	3,385	(46,914)
BAE Systems PLC	UBS AG	126,400	07/14/20	GBP	5.24	GBP	611	(2,362)
British American Tobacco PLC	Credit Suisse International	97,000	07/14/20	GBP	34.06	GBP	3,001	(2,931)
DBS Group Holdings Ltd.	Goldman Sachs International	145,300	07/14/20	SGD	20.22	SGD	3,022	(120,206)
Deutsche Post AG, Registered Shares	UBS AG	69,600	07/14/20	EUR	30.09	EUR	2,265	(217,824)
Novartis AG, Registered Shares	UBS AG	29,400	07/14/20	CHF	84.21	CHF	2,423	(24,168)
Novo Nordisk A/S, Class B	UBS AG	56,600	07/14/20	DKK	445.26	DKK	24,304	(41,824)
Sanofi	UBS AG	39,800	07/14/20	EUR	89.69	EUR	3,608	(116,453)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	184,800	07/14/20	AUD	29.94	AUD	5,623	(134,831)
Tele2 AB, Class B	Morgan Stanley & Co. International PLC	81,600	07/14/20	SEK	129.26	SEK	10,082	(9,039)
Amcor PLC	Morgan Stanley & Co. International PLC	400,000	07/15/20	AUD	15.48	AUD	5,792	(27,879)
Ansell Ltd.	Citibank N.A.	62,500	07/15/20	AUD	36.77	AUD	2,294	(38,799)
Cie Financiere Richemont SA, Registered Shares	UBS AG	48,500	07/15/20	CHF	64.39	CHF	2,931	(43,951)
Kone OYJ, Class B	UBS AG	24,200	07/15/20	EUR	64.05	EUR	1,482	(20,507)
Nestle SA, Registered Shares	Goldman Sachs International	41,500	07/15/20	CHF	104.74	CHF	4,347	(67,444)
Reckitt Benckiser Group PLC	Goldman Sachs International	51,000	07/15/20	GBP	72.94	GBP	3,790	(136,301)
SGS SA, Registered Shares	Credit Suisse International	1,300	07/15/20	CHF	2,462.73	CHF	3,010	(4,460)
Unilever PLC	UBS AG	28,500	07/15/20	GBP	44.18	GBP	1,241	(26,224)
BAE Systems PLC	Goldman Sachs International	468,000	07/21/20	GBP	5.27	GBP	2,262	(13,023)
British American Tobacco PLC	UBS AG	54,000	07/21/20	GBP	34.04	GBP	1,676	(4,534)
Diageo PLC	Credit Suisse International	20,600	07/21/20	GBP	29.81	GBP	552	(2,182)
Heineken NV	Credit Suisse International	29,000	07/21/20	EUR	90.36	EUR	2,380	(4,032)

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
RELX PLC	Goldman Sachs International	116,500	07/21/20	EUR	21.74	EUR	2,400	$(26,781)
Sonic Healthcare Ltd.	JPMorgan Chase Bank N.A.	109,800	07/21/20	AUD	29.70	AUD	3,341	(101,076)
Tele2 AB, Class B	Credit Suisse International	268,000	07/21/20	SEK	130.96	SEK	33,111	(32,283)
Unilever PLC	Credit Suisse International	69,800	07/21/20	GBP	44.66	GBP	3,040	(62,137)
DBS Group Holdings Ltd.	Citibank N.A.	145,300	07/22/20	SGD	22.20	SGD	3,022	(44,402)
Cie Financiere Richemont SA, Registered Shares	Goldman Sachs International	57,500	07/22/20	CHF	61.80	CHF	3,475	(114,117)
SGS SA, Registered Shares	Goldman Sachs International	1,900	07/22/20	CHF	2,300.10	CHF	5,049	(127,726)
Sanofi	Goldman Sachs International	55,700	07/22/20	EUR	93.11	EUR	4,399	(81,107)
TELUS Corp.	Credit Suisse International	287,000	07/22/20	CAD	24.50	CAD	6,535	(10,223)
GlaxoSmithKline PLC	Goldman Sachs International	115,100	07/23/20	GBP	16.89	GBP	1,884	(21,327)
Koninklijke Philips NV	Goldman Sachs International	59,900	07/23/20	EUR	42.42	EUR	2,487	(59,262)
Nestle SA, Registered Shares	Credit Suisse International	67,300	07/23/20	CHF	107.37	CHF	7,049	(55,656)
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	23,700	07/23/20	GBP	70.34	GBP	1,761	(131,181)
Schneider Electric SE	Goldman Sachs International	18,800	07/24/20	EUR	94.41	EUR	1,859	(139,153)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	59,346	07/24/20	SGD	22.78	SGD	1,201	(6,841)
Amcor PLC	UBS AG	170,900	07/29/20	AUD	15.23	AUD	2,475	(29,225)
Ansell Ltd.	Morgan Stanley & Co. International PLC	56,400	07/29/20	AUD	36.49	AUD	2,070	(58,792)
BAE Systems PLC	Goldman Sachs International	468,000	07/29/20	GBP	5.27	GBP	2,262	(22,916)
Diageo PLC	Goldman Sachs International	62,100	07/29/20	GBP	29.65	GBP	1,665	(10,022)
GlaxoSmithKline PLC	Goldman Sachs International	360,300	07/29/20	GBP	16.90	GBP	5,897	(82,947)
Kone OYJ, Class B	Morgan Stanley & Co. International PLC	28,600	07/29/20	EUR	62.44	EUR	1,751	(58,229)
Koninklijke Philips NV	Goldman Sachs International	34,600	07/29/20	EUR	43.07	EUR	1,437	(29,773)
Reckitt Benckiser Group PLC	Credit Suisse International	51,800	07/29/20	GBP	71.95	GBP	3,850	(211,203)
Relx PLC	Goldman Sachs International	184,800	07/29/20	EUR	22.04	EUR	3,807	(36,801)
Taiwan Semiconductor Manufacturing Co. Ltd.	Goldman Sachs International	425,000	07/29/20	TWD	330.72	TWD	133,025	(14,352)
Tele2 AB, Class B	Credit Suisse International	199,900	07/29/20	SEK	124.83	SEK	24,698	(70,723)
United Overseas Bank Ltd.	Goldman Sachs International	50,100	07/29/20	SGD	21.62	SGD	1,014	(16,652)
BAE Systems PLC	UBS AG	229,500	08/05/20	GBP	5.04	GBP	1,109	(35,733)
Kone OYJ, Class B	UBS AG	62,800	08/05/20	EUR	62.71	EUR	3,845	(128,711)
Novartis AG, Registered Shares	UBS AG	66,500	08/05/20	CHF	86.68	CHF	5,481	(50,589)
Novo Nordisk A/S, Class B	UBS AG	68,000	08/05/20	DKK	451.17	DKK	29,199	(86,490)
Sonic Healthcare Ltd.	UBS AG	86,400	08/05/20	AUD	31.24	AUD	2,629	(43,206)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	266,000	08/05/20	TWD	323.85	TWD	83,258	(25,028)
United Overseas Bank Ltd.	UBS AG	110,700	08/05/20	SGD	21.04	SGD	2,239	(59,751)
Ansell Ltd.	UBS AG	38,400	08/12/20	AUD	37.80	AUD	1,409	(22,671)
AstraZeneca PLC	Goldman Sachs International	32,100	08/12/20	GBP	86.46	GBP	2,703	(135,053)
Deutsche Post AG, Registered Shares	Goldman Sachs International	134,600	08/12/20	EUR	31.75	EUR	4,381	(277,276)
Heineken NV	Goldman Sachs International	40,500	08/12/20	EUR	85.61	EUR	3,323	(69,255)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	8,100	08/12/20	CHF	105.83	CHF	848	(17,384)
Schneider Electric SE	Morgan Stanley & Co. International PLC	8,300	08/12/20	EUR	102.84	EUR	821	(25,256)
Tele2 AB, Class B	Goldman Sachs International	46,200	08/12/20	SEK	127.26	SEK	5,708	(11,482)
United Overseas Bank Ltd.	UBS AG	100,000	08/12/20	SGD	20.63	SGD	2,023	(24,564)

								$(5,551,943)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$2,066,866	$(2,135,969)	$(5,623,423)

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced International Dividend Trust (BGY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instrument
Options written
Options written at value	$—	$—	$5,623,423	$—	$—	$—	$5,623,423

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(7,138,108)	$—	$—	$—	$(7,138,108)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	1,758,197	$—	$—	$—	$1,758,197

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$6,135,486

For more information about the Trust’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$5,623,423
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(71,480)

Total derivative assets and liabilities subject to an MNA	$—	$5,551,943

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Citibank N.A.	$721,779	$—	$(368,000)	$—	$353,779
Credit Suisse International	1,085,000	—	(1,085,000)	—	—
Goldman Sachs International	1,661,789	—	(1,482,000)	—	179,789
JPMorgan Chase Bank N.A.	179,810	—	(179,810)	—	—
Morgan Stanley & Co. International PLC	487,662	—	(487,662)	—	—
UBS AG	1,415,903	—	(1,415,903)	—	—

	$5,551,943	$—	$(5,018,375)	$—	$533,568

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount receivable from the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Enhanced International Dividend Trust (BGY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$37,458,331	$—	$37,458,331
Canada	51,323,971	—	—	51,323,971
Denmark	—	21,101,872	—	21,101,872
Finland	—	19,779,727	—	19,779,727
France	—	49,302,732	—	49,302,732
Germany	—	21,423,167	—	21,423,167
India	—	—	1,259,439	1,259,439
Netherlands	25,701,763	21,658,621	—	47,360,384
Singapore	—	28,646,283	—	28,646,283
Sweden	—	17,624,435	—	17,624,435
Switzerland	—	93,944,409	—	93,944,409
Taiwan	—	16,393,051	—	16,393,051
United Kingdom	17,594,532	158,385,877	—	175,980,409
United States	—	20,328,665	—	20,328,665
Preferred Stock	—	—	3,992,832	3,992,832
Short-Term Securities	1,439,314	—	—	1,439,314

	$96,059,580	$506,047,170	$5,252,271	$607,359,021

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(71,480)	$(5,551,943)	$—	$(5,623,423)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 100.2%

Biotechnology — 23.2%
ACADIA Pharmaceuticals, Inc.(a)	10,520	$509,904
Acceleron Pharma, Inc.(a)(b)	38,131	3,632,740
Acerta Pharma BV, Series B, (Acquired 2/01/16, cost $986,402)(c)(d)	17,146,440	2,256,300
Agios Pharmaceuticals, Inc.(a)(b)	25,150	1,345,022
Alector, Inc.(a)	21,341	521,574
Alexion Pharmaceuticals, Inc.(a)	26,878	3,016,787
Allakos, Inc.(a)(b)	31,025	2,229,457
Allogene Therapeutics, Inc.(a)	30,786	1,318,257
Alnylam Pharmaceuticals, Inc.(a)(b)	31,968	4,734,780
Amgen, Inc.	59,118	13,943,571
Apellis Pharmaceuticals, Inc.(a)(b)	22,450	733,217
Arcutis Biotherapeutics, Inc.(a)	5,322	160,937
Arena Pharmaceuticals, Inc.(a)	29,254	1,841,539
ARYA Sciences Acquisition Corp. II(a)	12,589	146,032
Atreca, Inc., Class A(a)	19,453	413,960
Biogen, Inc.(a)(b)	10,940	2,926,997
BioMarin Pharmaceutical, Inc.(a)(b)	55,788	6,880,892
Blueprint Medicines Corp.(a)(b)	9,623	750,594
ChemoCentryx, Inc.(a)(b)	7,300	420,042
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	29,797	249,997
Dicerna Pharmaceuticals, Inc.(a)(b)	14,790	375,666
Eidos Therapeutics, Inc.(a)(b)	8,058	384,125
FibroGen, Inc.(a)(b)	5,980	242,369
Galapagos NV, ADR(a)(b)	5,792	1,142,704
Genfit ADR(e)	7,123	39,461
Genmab A/S, ADR(a)	14,763	4,977,980
Genmab A/S, ADR(a)(b)	43,661	1,479,671
Gilead Sciences, Inc.(b)	76,057	5,851,826
Halozyme Therapeutics, Inc.(a)	25,850	693,039
Immunomedics, Inc.(a)(b)	32,291	1,144,393
Immunovant, Inc.(a)	34,300	835,205
Incyte Corp.(a)(b)	23,637	2,457,539
Intellia Therapeutics, Inc.(a)(b)	13,519	284,169
Iovance Biotherapeutics, Inc.(a)(b)	30,890	847,931
Kodiak Sciences, Inc.(a)(b)	9,010	487,621
Krystal Biotech, Inc.(a)	5,200	215,384
Longview Acquisition Corp.(a)	35,345	356,985
Mersana Therapeutics, Inc.(a)(b)	57,220	1,338,948
Mirati Therapeutics, Inc.(a)(b)	5,271	601,790
Molecular Templates, Inc.(a)(b)	21,176	292,017
Neurocrine Biosciences, Inc.(a)(b)	32,744	3,994,768
Passage Bio, Inc.(a)	8,140	222,466
Principia Biopharma, Inc.(a)(b)	4,185	250,221
Rapt Therapeutics, Inc.(a)	8,660	251,313
Regeneron Pharmaceuticals, Inc.(a)(b)	12,485	7,786,270
Sarepta Therapeutics, Inc.(a)(b)	8,718	1,397,844
Seattle Genetics, Inc.(a)(b)	62,768	10,665,539
Syndax Pharmaceuticals, Inc.(a)	1,080	16,006
Vertex Pharmaceuticals, Inc.(a)(b)	41,693	12,103,895
Vir Biotechnology, Inc.(a)(b)	12,460	510,486

		109,280,230

Health Care Equipment & Supplies — 28.0%
Abbott Laboratories	236,025	21,579,766
ABIOMED, Inc.(a)	10,647	2,571,889
Alcon, Inc.(a)(b)	115,493	6,620,059
Baxter International, Inc.	125,666	10,819,843
Becton Dickinson & Co.	31,153	7,453,978
Boston Scientific Corp.(a)(b)	366,053	12,852,121
Edwards Lifesciences Corp.(a)	157,245	10,867,202
Envista Holdings Corp.(b)	36,720	774,425

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.(a)(b)	14,158	$8,067,653
Kangji Medical Holdings Ltd.(a)(c)	264,936	1,018,656
Masimo Corp.(a)(b)	29,400	6,702,906
Medtronic PLC(b)	140,686	12,900,906
Nevro Corp.(a)(b)	13,352	1,595,163
ResMed, Inc.(b)	25,314	4,860,288
SI-BONE, Inc.(a)	4,237	67,538
Silk Road Medical, Inc.(a)(b)	9,292	389,242
Stryker Corp.(b)	59,696	10,756,622
Teleflex, Inc.(b)	19,140	6,966,577
Varian Medical Systems, Inc.(a)(b)	42,899	5,255,986

		132,120,820

Health Care Providers & Services — 18.6%
Amedisys, Inc.(a)	19,072	3,786,555
AmerisourceBergen Corp.	14,280	1,438,995
Anthem, Inc.	37,297	9,808,365
Arcutis Biotherapeutics, Inc. Series C, (Acquired 2/01/16, cost $431,098)(d)	37,056	1,111,546
Cardinal Health, Inc.(b)	25,630	1,337,630
Centene Corp.(a)(b)	83,954	5,335,277
Cigna Corp.(a)(b)	53,197	9,982,417
Encompass Health Corp.(b)	40,167	2,487,542
Humana, Inc.(b)	29,780	11,547,195
LHC Group, Inc.(a)(b)	20,424	3,560,312
McKesson Corp.(b)	6,180	948,136
Oak Street Health LLC, Series III-E, (Acquired 2/01/16, cost $575,147)(c)(d)	3,680	575,147
Quest Diagnostics, Inc.(b)	12,824	1,461,423
UnitedHealth Group, Inc.(b)(f)	115,262	33,996,527

		87,377,067

Health Care Technology — 2.0%
Livongo Health, Inc.(a)(b)	33,420	2,512,850
Teladoc Health, Inc.(a)(b)	36,970	7,055,354

		9,568,204

Life Sciences Tools & Services — 7.0%
Agilent Technologies, Inc.(b)	13,960	1,233,645
Avantor, Inc.(a)(b)	131,114	2,228,938
Illumina, Inc.(a)(b)	14,172	5,248,600
IQVIA Holdings, Inc.(a)(b)	25,873	3,670,862
PPD, Inc.(a)(b)	79,380	2,127,384
Thermo Fisher Scientific, Inc.(b)	37,181	13,472,164
WuXi AppTec Co. Ltd., Class H(g)	217,028	2,834,312
Wuxi Biologics Cayman, Inc.(a)(g)	120,500	2,211,850

		33,027,755

Pharmaceuticals — 21.4%
AstraZeneca PLC	15,836	1,648,122
Bristol-Myers Squibb Co.(b)	167,123	9,826,832
Eisai Co. Ltd.	30,500	2,423,191
Eli Lilly & Co.(b)	75,883	12,458,471
GlaxoSmithKline PLC	99,782	2,015,565
Hansoh Pharmaceutical Group Co. Ltd.(a)(g)	882,438	4,173,413
Hua Medicine(a)(g)	735,105	671,511
Johnson & Johnson(b)	157,637	22,168,491
Merck & Co., Inc.(b)	103,567	8,008,836
Merck KGaA	25,216	2,936,348
MyoKardia, Inc.(a)(b)	6,691	646,485
Nektar Therapeutics(a)(b)	24,513	567,721
Pfizer, Inc.(b)	313,195	10,241,477
Reata Pharmaceuticals, Inc., Class A(a)(b)	2,863	446,685
Roche Holding AG	12,627	4,374,618
Royalty Pharma PLC, Class A(a)	15,446	749,903
Sanofi	68,455	6,981,353

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Sanofi — ADR(b)	54,625	$2,788,606
Tricida, Inc.(a)	12,925	355,179
Urovant Sciences Ltd.(a)(e)	6,874	67,640
Zoetis, Inc.(b)	54,689	7,494,581

		101,045,028

Total Common Stocks — 100.2% (Cost — $304,510,826)		472,419,104

Other Interests — 0.1%

Pharmaceuticals — 0.1%
Afferent Pharmaceuticals, Inc.(c)	190	249,110

Total Other Interests — 0.1% (Cost — $—)		249,110

Preferred Securities

Preferred Stocks — 0.1%

Biotechnology — 0.1%
Goldfinch Bio, Inc., Series B, (Acquired 2/01/16, cost $149,465), 0.00%(c)(d)	126,665	149,465
Sigilon Therapeutics, Inc., Series B, (Acquired 2/01/16, cost $264,000), 0.00%(c)(d)	44,000	263,120

		412,585

Pharmaceuticals — 0.0%
Annexon, Inc., Series D, (Acquired 2/01/16, cost $190,006), 0.00%(c)(d)	133,600	190,006

Total Preferred Stocks — 0.1% (Cost — $603,470)		602,591

Total Long-Term Investments — 100.4% (Cost — $305,114,296)		473,270,805

Security	Shares	Value

Short-Term Securities — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(h)(j)	4,542,041	$4,542,041
SL Liquidity Series, LLC, Money Market Series, 0.50%(h)(i)(j)	10,549	10,557

Total Short-Term Securities — 1.0% (Cost — $4,552,583)		4,552,598

Total Investments Before Options Written — 101.4% (Cost — $309,666,879)		477,823,403

Options Written — (1.5)% (Premiums Received — $6,126,482)		(6,911,546)

Total Investments, Net of Options Written — 99.9% (Cost — $303,540,397)		470,911,857

Other Assets Less Liabilities — 0.1%		449,641

Net Assets — 100.0%		$471,361,498

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $4,545,584, representing 1.0% of its net assets of period end, and an original cost of $2,596,118.

(e)	Security, or a portion of the security, is on loan.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of the security Security was purchased with the cash collateral from loaned securities.

(j)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,489,138	1,052,903	(b)	—		4,542,041	$4,542,041	$29,732		$—	$—
SL Liquidity Series, LLC, Money Market Series	253,827	—		(243,278	)(b)	10,549	10,557	4,204	(c)	(309)	11

							$4,552,598	$33,936		$(309)	$11

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Abbott Laboratories	336	07/02/20	USD	96.00	USD	3,072	$(13,440)
Anthem, Inc.	74	07/02/20	USD	290.00	USD	1,946	(13,690)
Baxter International, Inc.	145	07/02/20	USD	92.50	USD	1,248	(3,625)
Boston Scientific Corp.	360	07/02/20	USD	38.00	USD	1,264	(5,400)
Centene Corp.	2	07/02/20	USD	68.00	USD	13	(190)
Edwards Lifesciences Corp.	1	07/02/20	USD	75.00	USD	7	(25)
Intuitive Surgical, Inc.	15	07/02/20	USD	575.00	USD	855	(6,300)
Vertex Pharmaceuticals, Inc.	11	07/02/20	USD	272.50	USD	319	(19,745)
Neurocrine Biosciences, Inc.	70	07/06/20	USD	117.00	USD	854	(41,186)
Abbott Laboratories	188	07/10/20	USD	92.00	USD	1,719	(34,780)
Amgen, Inc.	58	07/10/20	USD	227.50	USD	1,368	(54,810)
Boston Scientific Corp.	403	07/10/20	USD	38.00	USD	1,415	(4,231)
Cardinal Health, Inc.	98	07/10/20	USD	54.00	USD	511	(4,165)
Centene Corp.	1	07/10/20	USD	67.00	USD	6	(45)
Eli Lilly & Co.	125	07/10/20	USD	155.00	USD	2,052	(124,375)
Humana, Inc.	46	07/10/20	USD	405.00	USD	1,784	(8,050)
Humana, Inc.	25	07/10/20	USD	395.00	USD	969	(14,000)
Johnson & Johnson	82	07/10/20	USD	150.00	USD	1,153	(697)
Pfizer, Inc.	83	07/10/20	USD	34.50	USD	271	(1,162)
UnitedHealth Group, Inc.	54	07/10/20	USD	312.50	USD	1,593	(4,995)
Vertex Pharmaceuticals, Inc.	42	07/10/20	USD	280.00	USD	1,219	(52,920)
Neurocrine Biosciences, Inc.	70	07/13/20	USD	117.00	USD	854	(48,852)
ABIOMED, Inc.	21	07/17/20	USD	200.00	USD	507	(90,615)
ACADIA Pharmaceuticals, Inc.	42	07/17/20	USD	50.00	USD	204	(7,875)
Acceleron Pharma, Inc.	94	07/17/20	USD	110.00	USD	896	(4,935)
Agilent Technologies, Inc.	55	07/17/20	USD	90.00	USD	486	(8,607)
Agios Pharmaceuticals, Inc.	100	07/17/20	USD	50.00	USD	535	(50,500)
Alcon, Inc.	447	07/17/20	USD	60.00	USD	2,562	(27,938)
Alector, Inc.	82	07/17/20	USD	30.00	USD	200	(4,510)
Alexion Pharmaceuticals, Inc.	31	07/17/20	USD	115.00	USD	348	(7,905)
Allakos, Inc.	50	07/17/20	USD	75.00	USD	359	(19,250)
Allakos, Inc.	37	07/17/20	USD	85.00	USD	266	(5,735)
Alnylam Pharmaceuticals, Inc.	127	07/17/20	USD	140.00	USD	1,881	(156,210)
Amedisys, Inc.	2	07/17/20	USD	189.00	USD	40	(2,728)
AmerisourceBergen Corp.	27	07/17/20	USD	100.00	USD	272	(8,505)
Amgen, Inc.	58	07/17/20	USD	225.00	USD	1,368	(75,400)
Apellis Pharmaceuticals, Inc.	45	07/17/20	USD	35.00	USD	147	(3,712)
Arena Pharmaceuticals, Inc.	29	07/17/20	USD	70.00	USD	183	(2,610)
Arena Pharmaceuticals, Inc.	30	07/17/20	USD	65.00	USD	189	(6,555)
Avantor, Inc.	259	07/17/20	USD	17.50	USD	440	(9,065)
Baxter International, Inc.	240	07/17/20	USD	92.50	USD	2,066	(4,200)
Becton Dickinson & Co.	50	07/17/20	USD	250.00	USD	1,196	(12,125)
BioMarin Pharmaceutical, Inc.	100	07/17/20	USD	90.00	USD	1,233	(333,000)
BioMarin Pharmaceutical, Inc.	120	07/17/20	USD	115.00	USD	1,480	(123,000)
Biogen, Inc.	18	07/17/20	USD	335.00	USD	482	(1,710)
Blueprint Medicines Corp.	19	07/17/20	USD	85.00	USD	148	(2,517)
Boston Scientific Corp.	322	07/17/20	USD	38.00	USD	1,131	(6,440)
Bristol-Myers Squibb Co.	91	07/17/20	USD	60.00	USD	535	(7,917)
Cardinal Health, Inc.	3	07/17/20	USD	55.00	USD	16	(187)
Centene Corp.	188	07/17/20	USD	65.00	USD	1,195	(27,730)
ChemoCentryx, Inc.	15	07/17/20	USD	65.00	USD	86	(2,212)
ChemoCentryx, Inc.	14	07/17/20	USD	70.00	USD	81	(1,435)
Cigna Corp.	65	07/17/20	USD	210.00	USD	1,220	(2,535)
Corbus Pharmaceuticals Holdings, Inc.	59	07/17/20	USD	10.00	USD	50	(3,245)
Dicerna Pharmaceuticals, Inc.	29	07/17/20	USD	25.00	USD	74	(3,842)
Edwards Lifesciences Corp.	312	07/17/20	USD	73.33	USD	2,156	(21,840)
Eidos Therapeutics, Inc.	32	07/17/20	USD	50.00	USD	153	(5,680)
Encompass Health Corp.	158	07/17/20	USD	70.00	USD	978	(3,950)
Envista Holdings Corp.	145	07/17/20	USD	22.00	USD	306	(36,975)
FibroGen, Inc.	23	07/17/20	USD	35.00	USD	93	(14,030)

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Galapagos NV, ADR	11	07/17/20	USD	230.00	USD	217	$(2,640)
Gilead Sciences, Inc.	153	07/17/20	USD	80.00	USD	1,177	(13,082)
IQVIA Holdings, Inc.	51	07/17/20	USD	140.00	USD	724	(20,655)
Illumina, Inc.	20	07/17/20	USD	370.00	USD	741	(23,300)
Immunomedics, Inc.	55	07/17/20	USD	35.00	USD	195	(12,650)
Immunomedics, Inc.	37	07/17/20	USD	36.00	USD	131	(6,382)
Intellia Therapeutics, Inc.	54	07/17/20	USD	25.00	USD	114	(3,240)
Intuitive Surgical, Inc.	17	07/17/20	USD	595.00	USD	969	(8,160)
Iovance Biotherapeutics, Inc.	122	07/17/20	USD	40.00	USD	335	(1,525)
Kodiak Sciences, Inc.	8	07/17/20	USD	60.00	USD	43	(1,860)
Kodiak Sciences, Inc.	14	07/17/20	USD	70.00	USD	76	(2,520)
LHC Group, Inc.	22	07/17/20	USD	145.00	USD	384	(64,460)
LHC Group, Inc.	23	07/17/20	USD	150.00	USD	401	(56,350)
Livongo Health, Inc.	16	07/17/20	USD	65.00	USD	120	(18,080)
Masimo Corp.	15	07/17/20	USD	250.00	USD	342	(1,950)
McKesson Corp.	12	07/17/20	USD	165.00	USD	184	(870)
Medtronic PLC	379	07/17/20	USD	97.50	USD	3,475	(17,434)
Merck & Co., Inc.	154	07/17/20	USD	77.50	USD	1,191	(24,255)
Mersana Therapeutics, Inc.	225	07/17/20	USD	25.00	USD	527	(30,938)
Mirati Therapeutics, Inc.	10	07/17/20	USD	110.00	USD	114	(8,850)
Molecular Templates, Inc.	42	07/17/20	USD	20.00	USD	58	(3,150)
MyoKardia, Inc.	26	07/17/20	USD	105.00	USD	251	(4,875)
Nektar Therapeutics	49	07/17/20	USD	24.00	USD	113	(4,410)
Nevro Corp.	26	07/17/20	USD	125.00	USD	311	(7,930)
PPD, Inc.	76	07/17/20	USD	30.00	USD	204	(2,660)
Pfizer, Inc.	508	07/17/20	USD	38.00	USD	1,661	(1,778)
Principia Biopharma, Inc.	8	07/17/20	USD	70.00	USD	48	(2,100)
Reata Pharmaceuticals, Inc., Class A	16	07/17/20	USD	170.00	USD	250	(7,120)
Regeneron Pharmaceuticals, Inc.	4	07/17/20	USD	600.00	USD	249	(14,000)
ResMed, Inc.	50	07/17/20	USD	170.00	USD	960	(118,000)
Sanofi — ADR	63	07/17/20	USD	55.00	USD	322	(1,417)
Silk Road Medical, Inc.	19	07/17/20	USD	45.00	USD	80	(1,425)
Silk Road Medical, Inc.	9	07/17/20	USD	50.00	USD	38	(765)
Stryker Corp.	118	07/17/20	USD	195.00	USD	2,126	(14,160)
Thermo Fisher Scientific, Inc.	41	07/17/20	USD	350.00	USD	1,486	(66,625)
UnitedHealth Group, Inc.	65	07/17/20	USD	300.00	USD	1,917	(44,525)
Varian Medical Systems, Inc.	48	07/17/20	USD	120.00	USD	588	(22,800)
Vir Biotechnology, Inc.	29	07/17/20	USD	40.00	USD	119	(14,935)
Vir Biotechnology, Inc.	20	07/17/20	USD	45.00	USD	82	(6,650)
Zoetis, Inc.	90	07/17/20	USD	145.00	USD	1,233	(4,950)
Abbott Laboratories	219	07/24/20	USD	93.00	USD	2,002	(51,684)
Amgen, Inc.	60	07/24/20	USD	235.00	USD	1,415	(46,050)
Baxter International, Inc.	55	07/24/20	USD	87.50	USD	474	(9,020)
Becton Dickinson & Co.	23	07/24/20	USD	240.00	USD	550	(16,905)
Biogen, Inc.	25	07/24/20	USD	322.50	USD	669	(3,687)
Bristol-Myers Squibb Co.	239	07/24/20	USD	58.00	USD	1,405	(50,788)
Cigna Corp.	72	07/24/20	USD	205.00	USD	1,351	(10,116)
Eli Lilly & Co.	88	07/24/20	USD	150.00	USD	1,445	(136,840)
Gilead Sciences, Inc.	151	07/24/20	USD	77.50	USD	1,162	(30,880)
Humana, Inc.	23	07/24/20	USD	392.50	USD	892	(27,025)
Illumina, Inc.	35	07/24/20	USD	380.00	USD	1,296	(30,800)
Masimo Corp.	117	07/24/20	USD	253.00	USD	2,667	(22,485)
Medtronic PLC	35	07/24/20	USD	96.00	USD	321	(4,515)
Merck & Co., Inc.	154	07/24/20	USD	78.00	USD	1,191	(27,104)
Pfizer, Inc.	508	07/24/20	USD	38.00	USD	1,661	(2,540)
Regeneron Pharmaceuticals, Inc.	33	07/24/20	USD	610.00	USD	2,058	(103,620)
Teladoc Health, Inc.	75	07/24/20	USD	175.00	USD	1,431	(157,875)
UnitedHealth Group, Inc.	140	07/24/20	USD	305.00	USD	4,129	(87,850)
Vertex Pharmaceuticals, Inc.	91	07/24/20	USD	292.50	USD	2,642	(89,180)
Zoetis, Inc.	125	07/24/20	USD	139.00	USD	1,713	(39,375)
Abbott Laboratories	189	07/31/20	USD	92.00	USD	1,728	(59,819)
Alexion Pharmaceuticals, Inc.	1	07/31/20	USD	116.00	USD	11	(350)

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
AmerisourceBergen Corp.	30	07/31/20	USD	103.00	USD	302	$(9,600)
Anthem, Inc.	75	07/31/20	USD	285.00	USD	1,972	(28,688)
Baxter International, Inc.	62	07/31/20	USD	86.50	USD	534	(15,655)
Bristol-Myers Squibb Co.	170	07/31/20	USD	60.00	USD	1,000	(24,820)
Centene Corp.	144	07/31/20	USD	65.00	USD	915	(36,360)
Eli Lilly & Co.	86	07/31/20	USD	148.00	USD	1,412	(154,155)
Humana, Inc.	23	07/31/20	USD	395.00	USD	892	(27,945)
Immunomedics, Inc.	37	07/31/20	USD	35.00	USD	131	(13,413)
Intuitive Surgical, Inc.	24	07/31/20	USD	590.00	USD	1,368	(41,760)
Johnson & Johnson	160	07/31/20	USD	146.00	USD	2,250	(29,760)
McKesson Corp.	12	07/31/20	USD	155.00	USD	184	(6,840)
Medtronic PLC	125	07/31/20	USD	92.00	USD	1,146	(41,313)
Pfizer, Inc.	154	07/31/20	USD	34.50	USD	504	(8,624)
Regeneron Pharmaceuticals, Inc.	12	07/31/20	USD	620.00	USD	748	(33,480)
Sarepta Therapeutics, Inc.	33	07/31/20	USD	170.00	USD	529	(18,810)
UnitedHealth Group, Inc.	57	07/31/20	USD	305.00	USD	1,681	(44,603)
Johnson & Johnson	142	08/07/20	USD	143.00	USD	1,997	(45,369)
Acceleron Pharma, Inc.	56	08/21/20	USD	110.00	USD	534	(18,480)
Alcon, Inc.	9	08/21/20	USD	62.50	USD	52	(967)
Alector, Inc.	3	08/21/20	USD	35.00	USD	7	(457)
Alexion Pharmaceuticals, Inc.	75	08/21/20	USD	120.00	USD	842	(26,250)
Allakos, Inc.	37	08/21/20	USD	85.00	USD	266	(15,540)
Allogene Therapeutics, Inc.	151	08/21/20	USD	60.00	USD	647	(24,915)
Amgen, Inc.	61	08/21/20	USD	245.00	USD	1,439	(37,973)
Apellis Pharmaceuticals, Inc.	45	08/21/20	USD	35.00	USD	147	(10,913)
Arena Pharmaceuticals, Inc.	29	08/21/20	USD	70.00	USD	183	(8,468)
Arena Pharmaceuticals, Inc.	30	08/21/20	USD	65.00	USD	189	(13,650)
Avantor, Inc.	259	08/21/20	USD	20.00	USD	440	(9,713)
Becton Dickinson & Co.	50	08/21/20	USD	240.00	USD	1,196	(57,250)
Blueprint Medicines Corp.	19	08/21/20	USD	85.00	USD	148	(9,785)
Boston Scientific Corp.	380	08/21/20	USD	36.00	USD	1,334	(60,990)
Bristol-Myers Squibb Co.	170	08/21/20	USD	60.00	USD	1,000	(37,485)
Cigna Corp.	75	08/21/20	USD	200.00	USD	1,407	(45,188)
Corbus Pharmaceuticals Holdings, Inc.	59	08/21/20	USD	10.00	USD	50	(16,225)
Dicerna Pharmaceuticals, Inc.	29	08/21/20	USD	30.00	USD	74	(3,770)
Edwards Lifesciences Corp.	315	08/21/20	USD	73.33	USD	2,177	(73,238)
Galapagos NV, ADR	11	08/21/20	USD	220.00	USD	217	(7,920)
Genmab A/S, ADR	22	08/21/20	USD	35.00	USD	75	(4,125)
IQVIA Holdings, Inc.	51	08/21/20	USD	150.00	USD	724	(21,420)
Incyte Corp.	94	08/21/20	USD	100.00	USD	977	(85,540)
Johnson & Johnson	246	08/21/20	USD	145.00	USD	3,459	(74,907)
Kodiak Sciences, Inc.	13	08/21/20	USD	75.00	USD	70	(1,917)
LHC Group, Inc.	18	08/21/20	USD	170.00	USD	314	(25,020)
Livongo Health, Inc.	100	08/21/20	USD	55.00	USD	752	(211,000)
Livongo Health, Inc.	16	08/21/20	USD	70.00	USD	120	(17,840)
Masimo Corp.	8	08/21/20	USD	230.00	USD	182	(9,600)
Masimo Corp.	7	08/21/20	USD	240.00	USD	160	(5,880)
Medtronic PLC	23	08/21/20	USD	95.00	USD	211	(6,831)
Merck & Co., Inc.	107	08/21/20	USD	80.00	USD	827	(21,935)
Mirati Therapeutics, Inc.	10	08/21/20	USD	110.00	USD	114	(13,300)
Molecular Templates, Inc.	21	08/21/20	USD	17.50	USD	29	(1,575)
Nektar Therapeutics	49	08/21/20	USD	25.00	USD	113	(7,472)
Nevro Corp.	26	08/21/20	USD	130.00	USD	311	(15,470)
PPD, Inc.	237	08/21/20	USD	30.00	USD	635	(25,478)
Principia Biopharma, Inc.	8	08/21/20	USD	70.00	USD	48	(2,380)
Quest Diagnostics, Inc.	50	08/21/20	USD	120.00	USD	570	(15,750)
ResMed, Inc.	50	08/21/20	USD	180.00	USD	960	(92,500)
Sanofi — ADR	152	08/21/20	USD	52.26	USD	776	(24,470)
Seattle Genetics, Inc.	124	08/21/20	USD	165.00	USD	2,107	(182,900)
Silk Road Medical, Inc.	9	08/21/20	USD	45.00	USD	38	(2,272)
Stryker Corp.	118	08/21/20	USD	195.00	USD	2,126	(55,460)
Teladoc Health, Inc.	72	08/21/20	USD	200.00	USD	1,374	(104,400)

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Teleflex, Inc.	75	08/21/20	USD	380.00	USD	2,730	$(87,375)
Thermo Fisher Scientific, Inc.	105	08/21/20	USD	360.00	USD	3,805	(177,975)
UnitedHealth Group, Inc.	145	08/21/20	USD	310.00	USD	4,277	(122,163)
Varian Medical Systems, Inc.	48	08/21/20	USD	125.00	USD	588	(29,280)
Vertex Pharmaceuticals, Inc.	22	08/21/20	USD	310.00	USD	639	(18,590)
ABIOMED, Inc.	21	09/18/20	USD	260.00	USD	507	(29,505)
Amedisys, Inc.	73	09/18/20	USD	190.00	USD	1,449	(155,308)
LHC Group, Inc.	18	09/18/20	USD	175.00	USD	314	(24,210)
Molecular Templates, Inc.	21	09/18/20	USD	17.50	USD	29	(2,257)
Seattle Genetics, Inc.	124	09/18/20	USD	170.00	USD	2,107	(189,100)

							$(6,161,469)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Tricida, Inc.	JPMorgan Chase Bank N.A.	5,100	07/06/20	USD	29.00	USD	140	$(2,410)
GlaxoSmithKline PLC	UBS AG	20,400	07/07/20	GBP	17.58	GBP	334	(83)
Hansoh Pharmaceutical Group Co. Ltd.	Goldman Sachs International	100,000	07/07/20	HKD	31.96	HKD	3,650	(60,646)
Merck & Co., Inc.	Goldman Sachs International	5,000	07/07/20	EUR	105.55	EUR	517	(5,408)
Wuxi Biologics Cayman, Inc.	UBS AG	48,000	07/08/20	HKD	138.03	HKD	6,806	(49,968)
Sanofi	UBS AG	8,300	07/09/20	EUR	91.04	EUR	752	(14,357)
AstraZeneca PLC	Credit Suisse International	7,800	07/14/20	GBP	89.15	GBP	657	(9,103)
Roche Holding AG	UBS AG	2,900	07/14/20	CHF	348.11	CHF	952	(1,601)
Sanofi	UBS AG	7,600	07/14/20	EUR	89.69	EUR	689	(22,237)
WuXi AppTec Co. Ltd., Class H	Morgan Stanley & Co. International PLC	27,000	07/14/20	HKD	85.90	HKD	2,719	(55,057)
Eisai Co., Ltd.	JPMorgan Chase Bank N.A.	12,000	07/15/20	JPY	8,831.68	JPY	102,552	(22,471)
Genmab A/S, ADR	Credit Suisse International	15,000	07/15/20	USD	28.75	USD	508	(77,696)
Halozyme Therapeutics, Inc.	JPMorgan Chase Bank N.A.	10,300	07/15/20	USD	24.95	USD	276	(22,957)
Passage Bio, Inc.	JPMorgan Chase Bank N.A.	1,600	07/15/20	USD	26.00	USD	44	(4,953)
Rapt Therapeutics, Inc.	Credit Suisse International	3,400	07/15/20	USD	24.59	USD	99	(18,478)
WuXi AppTec Co. Ltd., Class H	JPMorgan Chase Bank N.A.	46,000	07/15/20	HKD	92.20	HKD	4,632	(63,358)
Krystal Biotech, Inc.	JPMorgan Chase Bank N.A.	2,000	07/16/20	USD	59.75	USD	83	(56)
Genmab A/S, ADR	Credit Suisse International	3,200	07/21/20	DKK	2,026.96	DKK	7,104	(110,454)
Hansoh Pharmaceutical Group Co. Ltd.	Goldman Sachs International	162,000	07/21/20	HKD	37.96	HKD	5,913	(15,884)
Immunovant, Inc.	Credit Suisse International	13,700	07/21/20	USD	22.87	USD	334	(41,635)
Passage Bio, Inc.	Bank of America N.A.	1,600	07/22/20	USD	26.21	USD	44	(5,559)
Roche Holding AG	Credit Suisse International	2,100	07/22/20	CHF	337.33	CHF	690	(7,566)
Sanofi	Goldman Sachs International	11,100	07/22/20	EUR	93.11	EUR	1,006	(16,163)
WuXi AppTec Co. Ltd., Class H	UBS AG	13,800	07/23/20	HKD	91.27	HKD	1,390	(21,393)
Merck & Co., Inc.	Credit Suisse International	4,900	07/24/20	EUR	107.91	EUR	506	(7,560)
GlaxoSmithKline PLC	Goldman Sachs International	19,500	07/29/20	GBP	16.90	GBP	319	(4,489)
Genmab A/S, ADR	UBS AG	2,600	08/05/20	DKK	2,291.10	DKK	5,772	(32,644)
Hansoh Pharmaceutical Group Co. Ltd.	UBS AG	90,000	08/12/20	HKD	37.60	HKD	3,285	(13,503)
Arcutis Biotherapeutics, Inc.	Goldman Sachs International	1,000	08/13/20	USD	32.55	USD	30	(2,941)
Varian Medical Systems, Inc.	Bank of America N.A.	7,300	09/08/20	USD	130.17	USD	894	(39,447)

								$(750,077)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,675,762	$(2,460,826)	$(6,911,546)

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	6,911,546	$—	$—	$—	6,911,546

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Conracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(8,068,279)	$—	$—	$—	(8,068,279)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$744,026	$—	$—	$—	744,026

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$6,850,594

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$6,911,546
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,161,469)

Total derivative assets and liabilities subject to an MNA	$—	$750,077

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$45,006	$—	$—	$—	$45,006
Credit Suisse International	272,492	—	—	—	272,492
Goldman Sachs International	105,531	—	—	—	105,531
JPMorgan Chase Bank N.A.	116,205	—	—	—	116,205
Morgan Stanley & Co. International PLC	55,057	—	—	—	55,057
UBS AG	155,786	—	—	—	155,786

	$750,077	$—	$—	$—	$750,077

(a)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Biotechnology	$102,045,950	$4,977,980	$2,256,300	$109,280,230
Health Care Equipment & Supplies	131,102,164	—	1,018,656	132,120,820
Health Care Providers & Services	85,690,374	1,111,546	575,147	87,377,067
Health Care Technology	9,568,204	—	—	9,568,204
Life Sciences Tools & Services	27,981,593	5,046,162	—	33,027,755
Pharmaceuticals	76,492,418	24,552,610	—	101,045,028
Other Interests	—	—	249,110	249,110
Preferred Stocks	—	—	602,591	602,591
Short-Term Securities	4,542,041	—	—	4,542,041

Subtotal	$437,422,744	$35,688,298	$4,701,804	$477,812,846

Investments Valued at NAV(a)				10,557

Total Investments				$477,823,403

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(6,021,748)	$(889,798)	$—	$(6,911,546)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.5%

Biotechnology — 40.5%
ACADIA Pharmaceuticals, Inc.(a)	115,400	$5,593,438
Acceleron Pharma, Inc.(a)(b)	314,516	29,963,939
ADC Therapeutics SA(a)(c)	159,142	7,449,437
Agios Pharmaceuticals, Inc.(a)(b)	482,750	25,817,470
Akeso, Inc.(a)(d)	1,815,000	8,688,020
Akouos, Inc.(a)	426,721	9,601,223
Alector, Inc.(a)	408,845	9,992,172
Alexion Pharmaceuticals, Inc.(a)	168,926	18,960,254
Allakos, Inc.(a)(b)	212,829	15,293,892
Alnylam Pharmaceuticals, Inc.(a)(b)	277,848	41,152,067
Amicus Therapeutics, Inc.(a)(b)	591,017	8,912,536
Apellis Pharmaceuticals, Inc.(a)	170,360	5,563,958
Applied Molecular Transport, Inc.(a)	165,609	4,163,410
Arcutis Biotherapeutics, Inc.(a)	155,075	4,689,468
Arena Pharmaceuticals, Inc.(a)	234,580	14,766,811
Argenx SE, ADR(a)(b)	121,001	27,253,055
Arrowhead Pharmaceuticals, Inc.(a)	85,746	3,703,370
ARYA Sciences Acquisition Corp. II(a)	204,554	2,372,826
Avidity Biosciences, Inc.(a)	581,400	16,430,364
Beam Therapeutics, Inc.(a)	169,779	4,753,812
Biohaven Pharmaceutical Holding Co. Ltd.(a)	158,500	11,587,935
BioMarin Pharmaceutical, Inc.(a)	352,397	43,464,646
Blueprint Medicines Corp.(a)	75,909	5,920,902
CareDx, Inc.(a)	227,093	8,045,905
ChemoCentryx, Inc.(a)	109,330	6,290,848
Constellation Pharmaceuticals, Inc.(a)	66,300	1,992,315
Deciphera Pharmaceuticals, Inc.(a)	82,195	4,908,685
Dicerna Pharmaceuticals, Inc.(a)	402,384	10,220,554
Eidos Therapeutics, Inc.(a)	120,728	5,755,104
Fate Therapeutics, Inc.(a)	112,925	3,874,457
FibroGen, Inc.(a)(b)	477,348	19,346,915
Forma Therapeutics Holdings, Inc.(a)	543,025	25,245,232
Fusion Pharmaceuticals, Inc.(a)	436,446	7,624,712
Galapagos NV, ADR(a)(b)	25,042	4,940,536
Generation Bio Co.(a)	18,910	397,110
Genetron Holdings Ltd.(a)	970,000	11,707,900
Genmab A/S, ADR(a)	218,365	73,631,145
Genmab A/S, ADR(a)(b)	690,930	23,415,618
Global Blood Therapeutics, Inc.(a)	82,931	5,235,434
Grifols SA	704,064	21,409,182
Gritstone Oncology, Inc.(a)	197,153	1,309,096
Halozyme Therapeutics, Inc.(a)	297,201	7,967,959
Immunomedics, Inc.(a)	533,084	18,892,497
Immunovant, Inc.(a)	207,798	5,059,881
Insmed, Inc.(a)	422,927	11,647,410
Intellia Therapeutics, Inc.(a)	147,621	3,102,993
Iovance Biotherapeutics, Inc.(a)	429,994	11,803,335
Kadmon Holdings, Inc.(a)	1,454,723	7,448,182
Karyopharm Therapeutics, Inc.(a)	406,215	7,693,712
Keros Therapeutics, Inc.(a)	212,296	7,963,223
Kodiak Sciences, Inc.(a)	210,683	11,402,164
Krystal Biotech, Inc.(a)	163,538	6,773,744
Longview Acquisition Corp.(a)	486,550	4,914,155
Mersana Therapeutics, Inc.(a)	1,752,329	41,004,499
Mirati Therapeutics, Inc.(a)(b)	54,382	6,208,793
Molecular Templates, Inc.(a)	203,575	2,807,299
Momenta Pharmaceuticals, Inc.(a)	167,620	5,576,717
Morphic Holding, Inc.(a)	100,431	2,716,659
Neurocrine Biosciences, Inc.(a)	330,903	40,370,166
ORIC Pharmaceuticals, Inc.(a)	237,730	8,018,633
Passage Bio, Inc.(a)	190,016	5,193,137
Prevail Therapeutics, Inc.(a)	85,400	1,272,460
Principia Biopharma, Inc.(a)	104,353	6,239,266

Security	Shares	Value

Biotechnology (continued)
Prothena Corp. PLC(a)	64,169	$671,208
PTC Therapeutics, Inc.(a)	217,736	11,047,925
Rapt Therapeutics, Inc.(a)	188,948	5,483,271
Regeneron Pharmaceuticals, Inc.(a)(b)	68,120	42,483,038
Retrophin, Inc.(a)	394,674	8,055,296
Revolution Medicines, Inc.(a)	130,658	4,124,873
Sage Therapeutics, Inc.(a)	157,700	6,557,166
Sarepta Therapeutics, Inc.(a)(b)	72,754	11,665,376
Seattle Genetics, Inc.(a)(e)	499,885	84,940,459
Stoke Therapeutics, Inc.(a)	103,538	2,467,311
Syndax Pharmaceuticals, Inc.(a)	260,073	3,854,282
Twist Bioscience Corp.(a)(b)	242,154	10,969,576
uniQure NV(a)	127,900	5,763,174
United Therapeutics Corp.(a)(b)	59,550	7,205,550
Vertex Pharmaceuticals, Inc.(a)(b)	122,254	35,491,559
Vir Biotechnology, Inc.(a)	198,700	8,140,739
Voyager Therapeutics, Inc.(a)	262,830	3,316,915
Zai Lab Ltd., ADR(a)	194,310	15,958,680
Zentalis Pharmaceuticals, Inc.(a)	227,113	10,905,966
Zymeworks, Inc.(a)	252,147	9,094,942

		1,073,719,943

Health Care Equipment & Supplies — 28.4%
ABIOMED, Inc.(a)	80,185	19,369,489
Alcon, Inc.(a)	780,009	44,710,116
Baxter International, Inc.	624,018	53,727,950
Cardiovascular Systems, Inc.(a)	168,900	5,328,795
Coloplast A/S, Class B	20,658	3,219,919
ConvaTec Group PLC(d)	4,668,285	11,274,352
Cooper Cos., Inc.(b)	40,050	11,359,782
Demant A/S(a)	700,875	18,573,959
DexCom, Inc.(a)(b)	40,467	16,405,322
Edwards Lifesciences Corp.(a)	281,385	19,446,517
Envista Holdings Corp.(a)	390,350	8,232,482
GN Store Nord A/S	631,506	33,804,745
Haemonetics Corp.(a)(b)	276,008	24,719,276
Hill-Rom Holdings, Inc.(b)	146,385	16,070,145
Insulet Corp.(a)(b)	142,744	27,729,449
Intuitive Surgical, Inc.(a)(b)	74,498	42,451,195
Kangji Medical Holdings Ltd.(a)	5,001,419	19,230,022
Masimo Corp.(a)(b)	237,283	54,098,151
Nevro Corp.(a)(b)	250,151	29,885,540
NuVasive, Inc.(a)	137,340	7,644,344
Penumbra, Inc.(a)(b)	113,661	20,324,860
ResMed, Inc.(b)	177,327	34,046,784
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	419,520	18,139,316
Silk Road Medical, Inc.(a)	301,640	12,635,700
Sonova Holding AG, Registered Shares	65,278	13,067,036
STERIS PLC	139,521	21,408,102
Straumann Holding AG, Registered Shares	33,816	29,233,463
Tandem Diabetes Care, Inc.(a)(b)	256,274	25,350,624
Teleflex, Inc.(b)	144,275	52,513,215
Varian Medical Systems, Inc.(a)(e)	458,449	56,169,171
Venus MedTech Hangzhou, Inc., Class H(a)(d)	181,000	1,788,095

		751,957,916

Health Care Providers & Services — 9.5%
Addus HomeCare Corp.(a)	45,200	4,183,712
Amedisys, Inc.(a)	230,923	45,847,452
Amplifon SpA(a)	646,544	17,272,422
Centene Corp.(a)(b)	359,854	22,868,722
Chemed Corp.	24,300	10,961,001
Encompass Health Corp.(b)	415,607	25,738,542
Humana, Inc.(b)	81,306	31,526,402
Jinxin Fertility Group Ltd.(d)	19,509,100	29,652,948

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
LHC Group, Inc.(a)(b)	247,691	$43,177,495
Oak Street Health LLC, Series III-E, (Acquired 02/04/20, cost $19,349,483)(f)(g)	123,805	19,349,483

		250,578,179

Health Care Technology — 4.9%
Livongo Health, Inc.(a)	908,900	68,340,191
Ping An Healthcare and Technology Co. Ltd.(a)(d)	1,024,074	15,700,625
Teladoc Health, Inc.(a)	245,349	46,822,403

		130,863,219

Insurance — 0.9%
eHealth, Inc.(a)	97,800	9,607,872
Selectquote, Inc.(a)	559,762	14,178,771

		23,786,643

Life Sciences Tools & Services — 6.4%
10X Genomics, Inc., Class A(a)	48,300	4,313,673
Avantor, Inc.(a)	766,938	13,037,946
Charles River Laboratories International, Inc.(a)(b)	91,464	15,946,749
Gerresheimer AG	156,300	14,444,527
Illumina, Inc.(a)(b)	35,617	13,190,756
IQVIA Holdings, Inc.(a)(b)	145,011	20,574,161
Lonza Group AG, Registered Shares	35,745	18,934,028
PPD, Inc.(a)	422,964	11,335,435
WuXi AppTec Co. Ltd., Class H(d)	2,391,060	31,226,434
Wuxi Biologics Cayman, Inc.(a)(d)	1,429,101	26,232,011

		169,235,720

Pharmaceuticals — 8.9%
Astellas Pharma, Inc.	1,070,400	17,875,209
Chugai Pharmaceutical Co. Ltd.	307,500	16,463,531
Eisai Co. Ltd.	133,400	10,598,479
GW Pharmaceuticals PLC — ADR(a)	178,345	21,886,498
Hansoh Pharmaceutical Group Co. Ltd.(a)(d)	9,306,068	44,012,229
Horizon Therapeutics PLC(a)	171,600	9,537,528
Merck KGaA	200,999	23,405,893
MyoKardia, Inc.(a)	37,765	3,648,854
Nektar Therapeutics(a)(b)	354,718	8,215,269
Reata Pharmaceuticals, Inc., Class A(a)(b)	21,264	3,317,609
Relmada Therapeutics, Inc.(a)	262,500	11,746,875
Royalty Pharma PLC, Class A(a)	142,470	6,916,919
Tricida, Inc.(a)	144,303	3,965,446
UCB SA	449,726	52,189,084
WaVe Life Sciences Ltd.(a)	269,300	2,803,413

		236,582,836

Total Common Stocks — 99.5% (Cost — $2,173,928,487)		2,636,724,456

Preferred Securities — 1.2%

Preferred Stocks — 1.2%

Biotechnology — 0.2%
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, cost $3,029,231), 0.00%(f)(g)	2,567,145	3,029,231
Sigilon Therapeutics, Inc., Series B, (Acquired 2/01/20, cost $3,051,798), 0.00%(f)(g)	508,633	3,041,626

		6,070,857

Pharmaceuticals — 1.0%
Annexon, Inc., Series D, (Acquired 06/26/20, cost $4,170,549), 0.00%(f)(g)	2,932,463	4,170,549
Everest Medicines Ltd., Series C2, (Acquired 05/29/20 cost $11,209,200), 0.00%(f)(g)	3,113,667	11,209,201
Insitro, Inc., Series B, (Acquired 05/21/20 cost $5,000,000), 0.00%(f)(g)	802,478	5,000,000

Security	Shares	Value

Pharmaceuticals (continued)
Kymera Therapeutics, Inc., Series C, (Acquired 03/11/20 cost $4,939,996), 0.00%(f)(g)	755,744	$4,897,221

		25,276,971

Total Preferred Stocks — 1.2% (Cost — $31,400,774)		31,347,828

Total Long-Term Investments — 100.7% (Cost — $2,205,329,261)		2,668,072,284

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(h)(j)	8,235,706	8,235,706
SL Liquidity Series, LLC, Money Market Series, 0.50%(h)(i)(j)	1,888,090	1,889,600

Total Short-Term Securities — 0.4% (Cost — $10,125,306)		10,125,306

Total Investments Before Options Written — 101.1% (Cost — $2,215,454,567)		2,678,197,590

Options Written — (1.4)% (Premiums Received — $28,539,374)		(38,441,548)

Total Investments, Net of Options Written — 99.7% (Cost — $2,186,915,193)		2,639,756,042

Other Assets Less Liabilities — 0.3%		9,098,294

Net Assets — 100.0%		$2,648,854,336

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security, or a portion of the security, is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)

Restricted security as to resale, excluding 144A securities. The trust held restricted securities with a current value of $50,697,311 representing 1.9% of its net assets as of period end, and an original cost of $40,750,257.

(i)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(h)	Annualized 7-day yield as of period end.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

(j)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	8,235,706	(b)	—	8,235,706	$8,235,706	$2,362,043		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	1,888,090	(b)	—	1,888,090	1,889,600	13,473	(c)	—	—

						$10,125,306	$2,375,516		$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Baxter International, Inc.	499	07/02/20	USD	92.50	USD	4,296	$(12,475)
Centene Corp.	169	07/02/20	USD	68.00	USD	1,074	(16,055)
Edwards Lifesciences Corp.	238	07/02/20	USD	75.00	USD	1,645	(5,950)
Intuitive Surgical, Inc.	49	07/02/20	USD	575.00	USD	2,792	(20,580)
Sarepta Therapeutics, Inc.	65	07/02/20	USD	162.50	USD	1,042	(12,675)
Tandem Diabetes Care, Inc.	58	07/02/20	USD	84.50	USD	574	(85,550)
Vertex Pharmaceuticals, Inc.	49	07/02/20	USD	272.50	USD	1,423	(87,955)
Neurocrine Biosciences, Inc.	321	07/06/20	USD	117.00	USD	3,916	(188,868)
Centene Corp.	471	07/10/20	USD	67.00	USD	2,993	(21,195)
Humana, Inc.	73	07/10/20	USD	395.00	USD	2,831	(40,880)
Regeneron Pharmaceuticals, Inc.	62	07/10/20	USD	600.00	USD	3,867	(178,870)
Tandem Diabetes Care, Inc.	57	07/10/20	USD	85.50	USD	564	(82,365)
Teladoc Health, Inc.	220	07/10/20	USD	185.00	USD	4,198	(233,200)
Neurocrine Biosciences, Inc.	321	07/13/20	USD	117.00	USD	3,916	(224,021)
10X Genomics, Inc., Class A	60	07/17/20	USD	95.00	USD	536	(7,650)
ABIOMED, Inc.	104	07/17/20	USD	200.00	USD	2,512	(448,760)
ACADIA Pharmaceuticals, Inc.	288	07/17/20	USD	50.00	USD	1,396	(54,000)
Acceleron Pharma, Inc.	519	07/17/20	USD	110.00	USD	4,945	(27,247)
Addus HomeCare Corp.	36	07/17/20	USD	90.00	USD	333	(18,720)
Agios Pharmaceuticals, Inc.	1,206	07/17/20	USD	50.00	USD	6,450	(609,030)
Alcon, Inc.	1,092	07/17/20	USD	60.00	USD	6,259	(68,250)
Alector, Inc.	654	07/17/20	USD	30.00	USD	1,598	(35,970)
Alexion Pharmaceuticals, Inc.	163	07/17/20	USD	115.00	USD	1,830	(41,565)
Allakos, Inc.	224	07/17/20	USD	85.00	USD	1,610	(34,720)
Allakos, Inc.	85	07/17/20	USD	75.00	USD	611	(32,725)
Alnylam Pharmaceuticals, Inc.	694	07/17/20	USD	140.00	USD	10,279	(853,620)
Amedisys, Inc.	275	07/17/20	USD	189.00	USD	5,460	(375,130)
Amicus Therapeutics, Inc.	847	07/17/20	USD	15.00	USD	1,277	(44,468)
Amicus Therapeutics, Inc.	630	07/17/20	USD	13.00	USD	950	(137,025)
Apellis Pharmaceuticals, Inc.	213	07/17/20	USD	35.00	USD	696	(17,572)
Arena Pharmaceuticals, Inc.	188	07/17/20	USD	70.00	USD	1,183	(16,920)
Arena Pharmaceuticals, Inc.	105	07/17/20	USD	65.00	USD	661	(22,942)
Argenx SE, ADR	190	07/17/20	USD	175.00	USD	4,279	(953,800)
Arrowhead Pharmaceuticals, Inc.	214	07/17/20	USD	42.00	USD	924	(73,830)
Avantor, Inc.	959	07/17/20	USD	17.50	USD	1,630	(33,565)
Biohaven Pharmaceutical Holding Co. Ltd.	253	07/17/20	USD	55.00	USD	1,850	(471,845)
BioMarin Pharmaceutical, Inc.	570	07/17/20	USD	115.00	USD	7,030	(584,250)
Blueprint Medicines Corp.	30	07/17/20	USD	85.00	USD	234	(3,975)
Cardiovascular Systems, Inc.	200	07/17/20	USD	40.00	USD	631	(5,000)
CareDx, Inc.	367	07/17/20	USD	30.25	USD	1,300	(207,485)

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Centene Corp.	259	07/17/20	USD	65.00	USD	1,646	$(38,203)
Charles River Laboratories International, Inc.	146	07/17/20	USD	165.00	USD	2,546	(156,950)
Chemed Corp.	38	07/17/20	USD	460.00	USD	1,714	(31,350)
ChemoCentryx, Inc.	87	07/17/20	USD	65.00	USD	501	(12,832)
ChemoCentryx, Inc.	87	07/17/20	USD	70.00	USD	501	(8,917)
Constellation Pharmaceuticals, Inc.	49	07/17/20	USD	49.50	USD	147	(83)
Cooper Cos., Inc.	100	07/17/20	USD	310.00	USD	2,836	(28,500)
Deciphera Pharmaceuticals, Inc.	131	07/17/20	USD	55.00	USD	782	(80,565)
Deciphera Pharmaceuticals, Inc.	74	07/17/20	USD	65.00	USD	442	(11,655)
DexCom, Inc.	37	07/17/20	USD	410.00	USD	1,500	(56,240)
DexCom, Inc.	32	07/17/20	USD	390.00	USD	1,297	(84,800)
Dicerna Pharmaceuticals, Inc.	643	07/17/20	USD	25.00	USD	1,633	(85,198)
Edwards Lifesciences Corp.	225	07/17/20	USD	73.33	USD	1,555	(15,750)
Eidos Therapeutics, Inc.	96	07/17/20	USD	50.00	USD	458	(17,040)
Encompass Health Corp.	664	07/17/20	USD	70.00	USD	4,112	(16,600)
Envista Holdings Corp.	625	07/17/20	USD	22.00	USD	1,318	(159,375)
Fate Therapeutics, Inc.	100	07/17/20	USD	35.00	USD	343	(16,500)
Fate Therapeutics, Inc.	91	07/17/20	USD	30.00	USD	312	(45,045)
FibroGen, Inc.	380	07/17/20	USD	40.00	USD	1,540	(81,700)
FibroGen, Inc.	347	07/17/20	USD	35.00	USD	1,406	(211,670)
GW Pharmaceuticals PLC — ADR	223	07/17/20	USD	125.00	USD	2,737	(82,510)
Galapagos NV, ADR	20	07/17/20	USD	230.00	USD	395	(4,800)
Global Blood Therapeutics, Inc.	66	07/17/20	USD	79.75	USD	417	(1,195)
Haemonetics Corp.	345	07/17/20	USD	110.00	USD	3,090	(6,900)
Hill-Rom Holdings, Inc.	131	07/17/20	USD	105.00	USD	1,438	(91,700)
Horizon Therapeutics PLC	140	07/17/20	USD	48.00	USD	778	(115,500)
Horizon Therapeutics PLC	95	07/17/20	USD	50.00	USD	528	(59,375)
IQVIA Holdings, Inc.	113	07/17/20	USD	140.00	USD	1,603	(45,765)
Illumina, Inc.	33	07/17/20	USD	370.00	USD	1,222	(38,445)
Immunomedics, Inc.	213	07/17/20	USD	36.00	USD	755	(36,742)
Insmed, Inc.	345	07/17/20	USD	24.75	USD	950	(117,929)
Insulet Corp.	160	07/17/20	USD	220.00	USD	3,108	(13,200)
Intellia Therapeutics, Inc.	369	07/17/20	USD	25.00	USD	776	(22,140)
Intuitive Surgical, Inc.	78	07/17/20	USD	595.00	USD	4,445	(37,440)
Iovance Biotherapeutics, Inc.	357	07/17/20	USD	40.00	USD	980	(4,462)
Iovance Biotherapeutics, Inc.	230	07/17/20	USD	45.00	USD	631	(5,175)
Kadmon Holdings, Inc.	1,682	07/17/20	USD	5.00	USD	861	(71,485)
Karyopharm Therapeutics, Inc.	505	07/17/20	USD	22.50	USD	956	(16,412)
Kodiak Sciences, Inc.	225	07/17/20	USD	70.00	USD	1,218	(40,500)
Kodiak Sciences, Inc.	75	07/17/20	USD	60.00	USD	406	(17,437)
LHC Group, Inc.	90	07/17/20	USD	145.00	USD	1,569	(263,700)
LHC Group, Inc.	90	07/17/20	USD	150.00	USD	1,569	(220,500)
Livongo Health, Inc.	1,320	07/17/20	USD	65.00	USD	9,925	(1,491,600)
Masimo Corp.	285	07/17/20	USD	250.00	USD	6,498	(37,050)
Mersana Therapeutics, Inc.	500	07/17/20	USD	22.50	USD	1,170	(120,000)
Mersana Therapeutics, Inc.	580	07/17/20	USD	25.00	USD	1,357	(79,750)
Mersana Therapeutics, Inc.	1,300	07/17/20	USD	30.00	USD	3,042	(48,750)
Mirati Therapeutics, Inc.	68	07/17/20	USD	110.00	USD	776	(60,180)
Molecular Templates, Inc.	162	07/17/20	USD	20.00	USD	223	(12,150)
Momenta Pharmaceuticals, Inc.	145	07/17/20	USD	35.00	USD	482	(35,525)
MyoKardia, Inc.	64	07/17/20	USD	115.00	USD	618	(10,880)
MyoKardia, Inc.	30	07/17/20	USD	105.00	USD	290	(5,625)
Nektar Therapeutics	566	07/17/20	USD	24.00	USD	1,311	(50,940)
Nevro Corp.	314	07/17/20	USD	125.00	USD	3,751	(95,770)
NuVasive, Inc.	150	07/17/20	USD	60.00	USD	835	(20,250)
Penumbra, Inc.	105	07/17/20	USD	180.00	USD	1,878	(59,325)
Principia Biopharma, Inc.	130	07/17/20	USD	70.00	USD	777	(34,125)
PPD, Inc.	338	07/17/20	USD	28.25	USD	906	(23,570)
PPD, Inc.	275	07/17/20	USD	30.00	USD	737	(9,625)
PTC Therapeutics, Inc.	182	07/17/20	USD	50.00	USD	923	(52,780)
Reata Pharmaceuticals, Inc., Class A	34	07/17/20	USD	170.00	USD	530	(15,130)
Regeneron Pharmaceuticals, Inc.	34	07/17/20	USD	600.00	USD	2,120	(119,000)

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Relmada Therapeutics, Inc.	420	07/17/20	USD	45.00	USD	1,880	$(149,100)
ResMed, Inc.	140	07/17/20	USD	170.00	USD	2,688	(330,400)
Retrophin, Inc.	315	07/17/20	USD	17.50	USD	643	(77,175)
Royalty Pharma PLC, Class A	356	07/17/20	USD	55.00	USD	1,728	(25,810)
STERIS PLC	174	07/17/20	USD	160.00	USD	2,670	(23,055)
Sage Therapeutics, Inc.	200	07/17/20	USD	40.00	USD	832	(76,500)
Selectquote, Inc.	700	07/17/20	USD	30.00	USD	1,773	(7,000)
Silk Road Medical, Inc.	223	07/17/20	USD	45.00	USD	934	(16,725)
Silk Road Medical, Inc.	111	07/17/20	USD	50.00	USD	465	(9,435)
Stoke Therapeutics, Inc.	93	07/17/20	USD	25.00	USD	222	(9,532)
Stoke Therapeutics, Inc.	83	07/17/20	USD	30.00	USD	198	(4,150)
Syndax Pharmaceuticals, Inc.	562	07/17/20	USD	22.50	USD	833	(56,200)
Syndax Pharmaceuticals, Inc.	317	07/17/20	USD	20.00	USD	470	(7,925)
Tandem Diabetes Care, Inc.	58	07/17/20	USD	85.00	USD	574	(87,290)
Tandem Diabetes Care, Inc.	57	07/17/20	USD	90.00	USD	564	(62,130)
Teladoc Health, Inc.	77	07/17/20	USD	180.00	USD	1,469	(122,045)
Teleflex, Inc.	115	07/17/20	USD	350.00	USD	4,186	(228,850)
Twist Bioscience Corp.	194	07/17/20	USD	45.00	USD	879	(60,625)
United Therapeutics Corp.	95	07/17/20	USD	120.00	USD	1,150	(39,425)
Varian Medical Systems, Inc.	367	07/17/20	USD	120.00	USD	4,496	(174,325)
Vertex Pharmaceuticals, Inc.	108	07/17/20	USD	270.00	USD	3,135	(252,180)
Vir Biotechnology, Inc.	317	07/17/20	USD	40.00	USD	1,299	(163,255)
Vir Biotechnology, Inc.	179	07/17/20	USD	45.00	USD	733	(59,518)
Voyager Therapeutics, Inc.	328	07/17/20	USD	15.00	USD	414	(9,020)
Zai Lab Ltd., ADR	155	07/17/20	USD	73.00	USD	1,273	(155,627)
Zymeworks, Inc.	315	07/17/20	USD	45.00	USD	1,136	(37,013)
uniQure NV	101	07/17/20	USD	65.00	USD	455	(1,262)
eHealth, Inc.	122	07/17/20	USD	120.00	USD	1,199	(7,625)
Baxter International, Inc.	560	07/24/20	USD	87.50	USD	4,822	(91,840)
Humana, Inc.	65	07/24/20	USD	392.50	USD	2,520	(76,375)
Illumina, Inc.	56	07/24/20	USD	375.00	USD	2,074	(63,000)
Masimo Corp.	379	07/24/20	USD	253.00	USD	8,641	(72,837)
Regeneron Pharmaceuticals, Inc.	24	07/24/20	USD	610.00	USD	1,497	(75,360)
Teladoc Health, Inc.	119	07/24/20	USD	175.00	USD	2,271	(250,495)
Vertex Pharmaceuticals, Inc.	49	07/24/20	USD	292.50	USD	1,423	(48,020)
Alexion Pharmaceuticals, Inc.	96	07/31/20	USD	116.00	USD	1,078	(33,600)
Baxter International, Inc.	501	07/31/20	USD	86.50	USD	4,314	(126,503)
Edwards Lifesciences Corp.	240	07/31/20	USD	74.00	USD	1,659	(34,200)
Humana, Inc.	65	07/31/20	USD	395.00	USD	2,520	(78,975)
Immunomedics, Inc.	213	07/31/20	USD	35.00	USD	755	(77,213)
Intuitive Surgical, Inc.	59	07/31/20	USD	590.00	USD	3,362	(102,660)
Regeneron Pharmaceuticals, Inc.	50	07/31/20	USD	620.00	USD	3,118	(139,500)
Sage Therapeutics, Inc.	200	07/31/20	USD	42.00	USD	832	(77,500)
Sarepta Therapeutics, Inc.	116	07/31/20	USD	170.00	USD	1,860	(66,120)
Tandem Diabetes Care, Inc.	410	07/31/20	USD	95.00	USD	4,056	(416,150)
Teladoc Health, Inc.	77	07/31/20	USD	200.00	USD	1,469	(89,705)
10X Genomics, Inc., Class A	60	08/21/20	USD	100.00	USD	536	(16,650)
Acceleron Pharma, Inc.	267	08/21/20	USD	110.00	USD	2,544	(88,110)
Addus HomeCare Corp.	77	08/21/20	USD	100.00	USD	713	(34,265)
Alcon, Inc.	858	08/21/20	USD	62.50	USD	4,918	(92,235)
Alector, Inc.	368	08/21/20	USD	35.00	USD	899	(56,120)
Alexion Pharmaceuticals, Inc.	163	08/21/20	USD	120.00	USD	1,830	(57,050)
Allakos, Inc.	224	08/21/20	USD	85.00	USD	1,610	(94,080)
Apellis Pharmaceuticals, Inc.	213	08/21/20	USD	35.00	USD	696	(51,653)
Arena Pharmaceuticals, Inc.	188	08/21/20	USD	70.00	USD	1,183	(54,896)
Arena Pharmaceuticals, Inc.	105	08/21/20	USD	65.00	USD	661	(47,775)
Argenx SE, ADR	112	08/21/20	USD	240.00	USD	2,523	(118,160)
Avantor, Inc.	959	08/21/20	USD	20.00	USD	1,630	(35,962)
BioMarin Pharmaceutical, Inc.	310	08/21/20	USD	120.00	USD	3,824	(337,900)
Blueprint Medicines Corp.	30	08/21/20	USD	85.00	USD	234	(15,450)
Cardiovascular Systems, Inc.	220	08/21/20	USD	37.50	USD	694	(22,550)
CareDx, Inc.	200	08/21/20	USD	40.00	USD	709	(36,000)

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Charles River Laboratories International, Inc.	82	08/21/20	USD	185.00	USD	1,430	$(42,230)
Chemed Corp.	22	08/21/20	USD	480.00	USD	992	(25,300)
ChemoCentryx, Inc.	99	08/21/20	USD	80.00	USD	570	(48,510)
Constellation Pharmaceuticals, Inc.	60	08/21/20	USD	35.00	USD	180	(14,700)
Dicerna Pharmaceuticals, Inc.	362	08/21/20	USD	30.00	USD	919	(47,060)
eHealth, Inc.	122	08/21/20	USD	130.00	USD	1,199	(31,415)
Eidos Therapeutics, Inc.	205	08/21/20	USD	55.00	USD	977	(46,638)
Encompass Health Corp.	375	08/21/20	USD	70.00	USD	2,322	(43,125)
Envista Holdings Corp.	350	08/21/20	USD	23.00	USD	738	(41,125)
Fate Therapeutics, Inc.	91	08/21/20	USD	35.00	USD	312	(30,940)
FibroGen, Inc.	466	08/21/20	USD	42.50	USD	1,889	(142,130)
GW Pharmaceuticals PLC — ADR	133	08/21/20	USD	120.00	USD	1,632	(136,990)
GW Pharmaceuticals PLC — ADR	90	08/21/20	USD	125.00	USD	1,104	(74,250)
Galapagos NV, ADR	42	08/21/20	USD	220.00	USD	829	(30,240)
Genmab A/S, ADR	811	08/21/20	USD	35.00	USD	2,748	(152,063)
Genmab A/S, ADR	416	08/21/20	USD	30.00	USD	1,410	(203,840)
Global Blood Therapeutics, Inc.	66	08/21/20	USD	70.00	USD	417	(21,120)
Haemonetics Corp.	345	08/21/20	USD	95.00	USD	3,090	(181,125)
Halozyme Therapeutics, Inc.	505	08/21/20	USD	25.00	USD	1,354	(157,813)
Hill-Rom Holdings, Inc.	234	08/21/20	USD	105.00	USD	2,569	(209,430)
Horizon Therapeutics PLC	194	08/21/20	USD	50.00	USD	1,078	(156,170)
Insmed, Inc.	380	08/21/20	USD	29.00	USD	1,047	(82,650)
Insmed, Inc.	330	08/21/20	USD	26.00	USD	909	(118,800)
IQVIA Holdings, Inc.	249	08/21/20	USD	150.00	USD	3,533	(104,580)
Iovance Biotherapeutics, Inc.	244	08/21/20	USD	35.00	USD	670	(31,110)
Kadmon Holdings, Inc.	977	08/21/20	USD	5.00	USD	500	(195,400)
Karyopharm Therapeutics, Inc.	340	08/21/20	USD	25.00	USD	644	(26,350)
Karyopharm Therapeutics, Inc.	170	08/21/20	USD	22.50	USD	322	(20,825)
Kodiak Sciences, Inc.	226	08/21/20	USD	75.00	USD	1,223	(33,335)
Krystal Biotech, Inc.	277	08/21/20	USD	50.00	USD	1,147	(135,730)
LHC Group, Inc.	220	08/21/20	USD	170.00	USD	3,835	(305,800)
Livongo Health, Inc.	492	08/21/20	USD	70.00	USD	3,699	(548,580)
Livongo Health, Inc.	460	08/21/20	USD	55.00	USD	3,459	(970,600)
Masimo Corp.	143	08/21/20	USD	240.00	USD	3,260	(120,120)
Masimo Corp.	142	08/21/20	USD	230.00	USD	3,237	(170,400)
Mersana Therapeutics, Inc.	1,500	08/21/20	USD	25.00	USD	3,510	(442,500)
Mersana Therapeutics, Inc.	500	08/21/20	USD	22.50	USD	1,170	(205,000)
Mirati Therapeutics, Inc.	68	08/21/20	USD	110.00	USD	776	(90,440)
Molecular Templates, Inc.	173	08/21/20	USD	17.50	USD	239	(12,975)
Momenta Pharmaceuticals, Inc.	274	08/21/20	USD	43.00	USD	912	(60,965)
Nektar Therapeutics	320	08/21/20	USD	25.00	USD	741	(48,800)
Neurocrine Biosciences, Inc.	362	08/21/20	USD	125.00	USD	4,416	(246,160)
Nevro Corp.	314	08/21/20	USD	130.00	USD	3,751	(186,830)
NuVasive, Inc.	193	08/21/20	USD	65.00	USD	1,074	(54,040)
PPD, Inc.	444	08/21/20	USD	30.00	USD	1,190	(47,730)
Penumbra, Inc.	179	08/21/20	USD	190.00	USD	3,201	(136,935)
Principia Biopharma, Inc.	130	08/21/20	USD	70.00	USD	777	(38,675)
PTC Therapeutics, Inc.	182	08/21/20	USD	60.00	USD	923	(27,300)
PTC Therapeutics, Inc.	180	08/21/20	USD	55.00	USD	913	(46,350)
Reata Pharmaceuticals, Inc., Class A	19	08/21/20	USD	180.00	USD	296	(17,955)
Relmada Therapeutics, Inc.	236	08/21/20	USD	50.00	USD	1,056	(92,630)
ResMed, Inc.	300	08/21/20	USD	180.00	USD	5,760	(555,000)
Retrophin, Inc.	335	08/21/20	USD	17.50	USD	684	(123,950)
Seattle Genetics, Inc.	626	08/21/20	USD	165.00	USD	10,637	(923,350)
Selectquote, Inc.	699	08/21/20	USD	30.00	USD	1,771	(40,193)
Silk Road Medical, Inc.	420	08/21/20	USD	45.00	USD	1,759	(106,050)
STERIS PLC	174	08/21/20	USD	160.00	USD	2,670	(84,390)
Stoke Therapeutics, Inc.	82	08/21/20	USD	30.00	USD	195	(12,300)
Teladoc Health, Inc.	120	08/21/20	USD	200.00	USD	2,290	(174,000)
Teleflex, Inc.	245	08/21/20	USD	380.00	USD	8,918	(285,425)
Tricida, Inc.	130	08/21/20	USD	30.00	USD	357	(34,450)
Twist Bioscience Corp.	218	08/21/20	USD	45.00	USD	988	(150,420)

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
United Therapeutics Corp.	53	08/21/20	USD	125.00	USD	641	$(30,210)
uniQure NV	218	08/21/20	USD	70.00	USD	982	(9,265)
Varian Medical Systems, Inc.	367	08/21/20	USD	125.00	USD	4,496	(223,870)
Vertex Pharmaceuticals, Inc.	98	08/21/20	USD	310.00	USD	2,845	(82,810)
Voyager Therapeutics, Inc.	329	08/21/20	USD	15.00	USD	415	(157,920)
Zai Lab Ltd., ADR	330	08/21/20	USD	80.00	USD	2,710	(247,500)
Zymeworks, Inc.	315	08/21/20	USD	45.00	USD	1,136	(92,138)
ABIOMED, Inc.	96	09/18/20	USD	260.00	USD	2,319	(134,880)
Amedisys, Inc.	302	09/18/20	USD	190.00	USD	5,996	(642,505)
Biohaven Pharmaceutical Holding Co. Ltd.	143	09/18/20	USD	70.00	USD	1,045	(161,590)
Constellation Pharmaceuticals, Inc.	56	09/18/20	USD	45.00	USD	168	(6,300)
DexCom, Inc.	32	09/18/20	USD	400.00	USD	1,297	(136,800)
Global Blood Therapeutics, Inc.	75	09/18/20	USD	70.00	USD	473	(37,500)
Insulet Corp.	200	09/18/20	USD	210.00	USD	3,885	(224,000)
Iovance Biotherapeutics, Inc.	244	09/18/20	USD	35.00	USD	670	(47,580)
LHC Group, Inc.	220	09/18/20	USD	175.00	USD	3,835	(295,900)
Molecular Templates, Inc.	173	09/18/20	USD	17.50	USD	239	(18,597)
Retrophin, Inc.	335	09/18/20	USD	17.50	USD	684	(143,213)
Seattle Genetics, Inc.	626	09/18/20	USD	170.00	USD	10,637	(954,650)

							$(29,169,654)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Jinxin Fertility Group Ltd.	Morgan Stanley & Co. International PLC	1,344,000	07/02/20	HKD	11.12	HKD	15,832	$(121,310)
Tricida, Inc.	JPMorgan Chase Bank N.A.	11,500	07/06/20	USD	29.00	USD	316	(5,434)
Amplifon SpA	UBS AG	51,700	07/07/20	EUR	24.33	EUR	1,229	(31,558)
Chugai Pharmaceutical Co., Ltd.	JPMorgan Chase Bank N.A.	24,600	07/07/20	JPY	4,483.66	JPY	142,212	(292,305)
Eisai Co., Ltd.	Goldman Sachs International	10,600	07/07/20	JPY	7,799.64	JPY	90,932	(84,623)
GN Store Nord A/S	Credit Suisse International	45,600	07/07/20	DKK	352.35	DKK	16,190	(63,132)
Grifols SA	UBS AG	176,000	07/07/20	EUR	30.97	EUR	4,764	(27)
Hansoh Pharmaceutical Group Co. Ltd.	Goldman Sachs International	600,000	07/07/20	HKD	31.96	HKD	21,996	(363,874)
Jinxin Fertility Group Ltd.	Goldman Sachs International	1,318,000	07/07/20	HKD	10.12	HKD	15,526	(283,962)
Lonza Group AG, Registered Shares	Morgan Stanley & Co. International PLC	2,800	07/07/20	CHF	473.20	CHF	1,405	(95,609)
Merck KGaA	UBS AG	14,800	07/07/20	EUR	110.86	EUR	1,534	(1,365)
Ping An Healthcare and Technology Co. Ltd.	JPMorgan Chase Bank N.A.	81,900	07/07/20	HKD	120.33	HKD	9,732	(36,381)
Ping An Healthcare and Technology Co. Ltd.	JPMorgan Chase Bank N.A.	81,900	07/07/20	HKD	108.07	HKD	9,732	(122,048)
Straumann Holding AG, Registered Shares	UBS AG	2,400	07/07/20	CHF	756.50	CHF	1,966	(165,453)
UCB SA	Credit Suisse International	33,200	07/07/20	EUR	89.19	EUR	3,429	(527,404)
Wuxi Biologics Cayman, Inc.	Morgan Stanley & Co. International PLC	228,000	07/08/20	HKD	130.73	HKD	32,438	(396,697)
Coloplast A/S, Class B	Credit Suisse International	1,700	07/14/20	DKK	1,111.63	DKK	—	(1,664)
Coloplast A/S, Class B	UBS AG	3,400	07/14/20	DKK	1,149.72	DKK	—	(1,268)
Genmab A/S, ADR	Credit Suisse International	35,000	07/14/20	DKK	2,124.83	DKK	78,275	(745,957)
Morphic Holding, Inc.	Credit Suisse International	6,300	07/14/20	USD	24.65	USD	170	(22,237)
WuXi AppTec Co. Ltd., Class H	Morgan Stanley & Co. International PLC	220,000	07/14/20	HKD	85.90	HKD	22,268	(448,616)
Astellas Pharma, Inc.	JPMorgan Chase Bank N.A.	96,400	07/15/20	JPY	1,993.95	JPY	173,822	(5,029)
Demant A/S	Goldman Sachs International	87,100	07/15/20	DKK	198.22	DKK	15,310	(23,830)
Eisai Co., Ltd.	Goldman Sachs International	12,000	07/15/20	JPY	9,144.45	JPY	102,942	(12,760)
Genmab A/S, ADR	Credit Suisse International	50,000	07/15/20	USD	28.75	USD	1,695	(258,986)
GN Store Nord A/S	Credit Suisse International	56,800	07/15/20	DKK	380.42	DKK	20,166	(16,602)
Gritstone Oncology, Inc.	Citibank N.A.	16,800	07/15/20	USD	7.05	USD	112	(4,773)
Halozyme Therapeutics, Inc.	JPMorgan Chase Bank N.A.	23,800	07/15/20	USD	24.95	USD	638	(53,046)
Immunovant, Inc.	JPMorgan Chase Bank N.A.	9,300	07/15/20	USD	25.75	USD	226	(12,745)
Keros Therapeutics, Inc.	Bank of America N.A.	26,500	07/15/20	USD	36.79	USD	994	(65,208)
Merck KGaA	Goldman Sachs International	18,100	07/15/20	EUR	109.02	EUR	1,876	(12,695)
Passage Bio, Inc.	JPMorgan Chase Bank N.A.	23,700	07/15/20	USD	26.00	USD	648	(73,373)
Rapt Therapeutics, Inc.	Credit Suisse International	47,200	07/15/20	USD	24.59	USD	1,370	(256,524)
Revolution Medicines, Inc.	Credit Suisse International	10,900	07/15/20	USD	36.12	USD	344	(9,908)
Sonova Holding AG, Registered Shares	UBS AG	7,800	07/15/20	CHF	221.66	CHF	1,479	(158)

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Straumann Holding AG, Registered Shares	UBS AG	3,000	07/15/20	CHF	846.93	CHF	2,457	$(52,172)
UCB SA	UBS AG	40,500	07/15/20	EUR	92.78	EUR	4,183	(505,839)
WuXi AppTec Co. Ltd., Class H	Morgan Stanley & Co. International PLC	240,000	07/15/20	HKD	93.71	HKD	24,293	(295,374)
Zentalis Pharmaceuticals, Inc.	Bank of America N.A.	28,400	07/15/20	USD	51.17	USD	1,364	(76,005)
Krystal Biotech, Inc.	JPMorgan Chase Bank N.A.	13,000	07/16/20	USD	59.75	USD	538	(363)
Amplifon SpA	Goldman Sachs International	58,200	07/21/20	EUR	26.19	EUR	1,384	(30,688)
Chugai Pharmaceutical Co., Ltd.	Goldman Sachs International	27,600	07/21/20	JPY	5,645.50	JPY	159,555	(69,398)
Genmab A/S, ADR	Credit Suisse International	19,500	07/21/20	DKK	2,045.40	DKK	43,610	(646,964)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	870,000	07/21/20	HKD	38.01	HKD	31,894	(83,467)
Immunovant, Inc.	Credit Suisse International	16,600	07/21/20	USD	22.87	USD	404	(50,449)
Jinxin Fertility Group Ltd.	Goldman Sachs International	872,000	07/21/20	HKD	11.49	HKD	10,272	(89,756)
Lonza Group AG, Registered Shares	UBS AG	3,200	07/21/20	CHF	501.80	CHF	1,606	(46,820)
Morphic Holding, Inc.	Bank of America N.A.	12,500	07/21/20	USD	22.00	USD	338	(72,029)
Morphic Holding, Inc.	Credit Suisse International	6,300	07/21/20	USD	24.65	USD	170	(24,986)
Ping An Healthcare and Technology Co. Ltd.	Morgan Stanley & Co. International PLC	92,200	07/21/20	HKD	115.84	HKD	10,956	(98,618)
Wuxi Biologics Cayman, Inc.	Morgan Stanley & Co. International PLC	129,000	07/21/20	HKD	138.81	HKD	18,353	(166,887)
Gritstone Oncology, Inc.	Citibank N.A.	7,900	07/22/20	USD	6.70	USD	52	(4,068)
Gritstone Oncology, Inc.	Morgan Stanley & Co. International PLC	7,800	07/22/20	USD	7.44	USD	52	(2,036)
Keros Therapeutics, Inc.	Bank of America N.A.	26,500	07/22/20	USD	37.51	USD	994	(67,501)
Passage Bio, Inc.	Bank of America N.A.	23,800	07/22/20	USD	26.21	USD	650	(82,690)
Revolution Medicines, Inc.	Credit Suisse International	10,900	07/22/20	USD	36.12	USD	344	(14,698)
Convatec Group PLC	Credit Suisse International	583,500	07/23/20	GBP	2.11	GBP	1,138	(22,766)
WuXi AppTec Co. Ltd., Class H	UBS AG	137,700	07/23/20	HKD	91.27	HKD	13,938	(213,468)
Zentalis Pharmaceuticals, Inc.	JPMorgan Chase Bank N.A.	28,300	07/23/20	USD	52.28	USD	1,359	(91,340)
Merck KGaA	Credit Suisse International	17,300	07/24/20	EUR	107.91	EUR	1,793	(26,693)
ADC Therapeutics SA	Credit Suisse International	20,000	07/29/20	USD	48.83	USD	936	(23,254)
Amplifon SpA	Credit Suisse International	51,700	07/29/20	EUR	24.89	EUR	1,229	(59,960)
Convatec Group PLC	Goldman Sachs International	583,500	07/29/20	GBP	2.19	GBP	1,138	(17,414)
Demant A/S	Goldman Sachs International	44,000	07/29/20	DKK	198.54	DKK	7,734	(25,859)
GN Store Nord A/S	Credit Suisse International	55,400	07/29/20	DKK	383.78	DKK	19,669	(45,980)
Lonza Group AG, Registered Shares	Goldman Sachs International	2,900	07/29/20	CHF	509.85	CHF	1,455	(38,201)
Revolution Medicines, Inc.	Credit Suisse International	10,900	07/29/20	USD	36.12	USD	344	(19,002)
Sonova Holding AG, Registered Shares	Goldman Sachs International	8,400	07/29/20	CHF	212.78	CHF	1,593	(6,445)
Straumann Holding AG, Registered Shares	Goldman Sachs International	3,000	07/29/20	CHF	828.03	CHF	2,457	(104,983)
Tricida, Inc.	JPMorgan Chase Bank N.A.	11,500	07/29/20	USD	28.25	USD	316	(27,318)
UCB SA	Goldman Sachs International	38,700	07/29/20	EUR	110.60	EUR	3,997	(80,209)
Venus MedTech Hangzhou, Inc., Class H	JPMorgan Chase Bank N.A.	45,000	07/29/20	HKD	70.92	HKD	3,446	(50,634)
Immunovant, Inc.	Citibank N.A.	9,300	07/30/20	USD	26.52	USD	226	(17,683)
ORIC Pharmaceuticals, Inc.	Bank of America N.A.	30,000	07/30/20	USD	38.03	USD	1,012	(48,719)
Beam Therapeutics, Inc.	Credit Suisse International	21,200	08/05/20	USD	28.04	USD	594	(68,908)
Immunovant, Inc.	Barclays Bank PLC	16,700	08/05/20	USD	28.60	USD	407	(39,104)
Jinxin Fertility Group Ltd.	Goldman Sachs International	1,342,000	08/05/20	HKD	10.72	HKD	15,809	(249,522)
Astellas Pharma, Inc.	Goldman Sachs International	171,200	08/12/20	JPY	1,863.45	JPY	308,696	(114,524)
Beam Therapeutics, Inc.	Credit Suisse International	21,200	08/12/20	USD	29.56	USD	594	(29,869)
Chugai Pharmaceutical Co., Ltd.	JPMorgan Chase Bank N.A.	24,600	08/12/20	JPY	5,955.25	JPY	142,212	(40,460)
Demant A/S	Goldman Sachs International	44,100	08/12/20	DKK	186.90	DKK	7,751	(61,295)
Eisai Co., Ltd.	Goldman Sachs International	10,700	08/12/20	JPY	8,889.93	JPY	91,790	(38,823)
Gerresheimer AG	UBS AG	39,000	08/12/20	EUR	85.38	EUR	3,208	(76,731)
Hansoh Pharmaceutical Group Co. Ltd.	UBS AG	856,000	08/12/20	HKD	37.60	HKD	31,381	(128,425)
Arcutis Biotherapeutics, Inc.	Goldman Sachs International	19,400	08/13/20	USD	32.55	USD	587	(57,053)
Prevail Therapeutics, Inc.	Barclays Bank PLC	21,300	08/27/20	USD	15.95	USD	317	(16,982)
Varian Medical Systems, Inc.	Bank of America N.A.	41,200	09/08/20	USD	130.17	USD	5,048	(222,630)
Twist Bioscience Corp.	Citibank N.A.	19,300	09/09/20	USD	44.75	USD	874	(110,271)

								$(9,271,894)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$—	$(9,902,173)	$(38,441,548)

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$38,441,548	$—	$—	$—	$38,441,548

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(871)	$—	$—	$—	$(871)
Options written	—	—	(22,065,517)	—	—	—	(22,065,517)

	$—	$—	$(22,066,388)	$—	$—	$—	$(22,066,388)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(9,902,174)	$—	$—	$—	$(9,902,174)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$34,569,709

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$38,441,548

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(29,169,654)

Total derivative assets and liabilities subject to an MNA	$—	$9,271,894

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$634,782	$—	$—	$(634,782)	$—
Barclays Bank PLC	56,086	—	—	(56,086)	—
Citibank N.A.	136,795	—	(333)	—	136,462
Credit Suisse International	2,935,943	—	(25,834)	(415,000)	2,495,109
Goldman Sachs International	1,765,914	—	—	(1,440,000)	325,914
JPMorgan Chase Bank N.A.	893,943	—	—	(893,943)	—
Morgan Stanley & Co. International PLC	1,625,147	—	—	(546,000)	1,079,147
UBS AG	1,223,284	—	—	(280,000)	943,284

	$9,271,894	$—	$(26,167)	$(4,265,811)	$4,979,916

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Biotechnology	$978,679,617	$95,040,327	$—	$1,073,719,944
Health Care Equipment & Supplies	603,627,010	148,330,906	—	751,957,916
Health Care Providers & Services	184,303,325	46,925,370	19,349,483	250,578,178
Health Care Technology	115,162,594	15,700,625	—	130,863,219
Insurance	23,786,643	—	—	23,786,643
Life Sciences Tools & Services	78,398,719	90,837,001	—	169,235,720
Pharmaceuticals	72,038,412	164,544,424	—	236,582,836
Preferred Stocks	—	—	31,347,828	31,347,828
Short-Term Securities	8,235,706	—	—	8,235,706

Subtotal	$2,064,232,026	$561,378,653	$50,697,311	$2,676,307,990

Investments Valued at NAV(a)				1,889,600

Total Investments				$2,678,197,590

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(27,802,909)	$(10,638,639)	$—	$(38,441,548)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Health Sciences Trust II (BMEZ)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2019	$—	$—	$—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	—	(52,948)	(52,948)
Purchases	19,349,483	31,400,776	50,750,259
Sales	—	—	—

Closing Balance, as of June 30, 2020	$19,349,483	$31,347,828	$50,697,311

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(a)	$—	$(52,948)	$(52,947)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Common Stocks	$19,349,483	Market	Recent Transactions	—	—
Preferred Stocks	31,347,828	Market	Volatility	73% - 74%	73%
			Time to Exit	3.0	—
			Recent Transactions	—	—

	$50,697,311

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) June 30, 2020	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 94.5%

Chemicals — 12.5%
Albemarle Corp.(a)	93,042	$7,183,773
CF Industries Holdings, Inc.(a)	910,955	25,634,274
FMC Corp.(a)(b)	231,787	23,090,621
Koninklijke DSM NV	112,188	15,573,706
Symrise AG	88,014	10,284,140

		81,766,514

Containers & Packaging — 4.9%
Graphic Packaging Holding Co.(a)	1,134,043	15,865,262
International Paper Co.(a)	197,740	6,962,425
Packaging Corp. of America(a)(b)	91,918	9,173,416

		32,001,103

Electronic Equipment, Instruments & Components — 2.3%
Trimble, Inc.(a)(c)	354,782	15,323,035

Food Products — 7.6%
JBS SA	2,743,503	10,670,103
Kerry Group PLC, Class A	86,494	10,744,909
Nestle SA, Registered Shares	73,636	8,164,069
Salmar ASA(c)	163,209	7,818,596
Tyson Foods, Inc., Class A(a)	205,078	12,245,208

		49,642,885

Metals & Mining — 33.8%
Anglo American PLC	801,982	18,488,258
Barrick Gold Corp.(a)	929,437	25,039,033
BHP Group PLC	1,903,657	38,954,660
First Quantum Minerals Ltd.	1,091,233	8,697,069
Fortescue Metals Group Ltd.	975,116	9,479,757
Franco-Nevada Corp.	37,373	5,220,823
Freeport-McMoRan, Inc.(a)(c)	626,115	7,244,151
MMC Norilsk Nickel PJSC, ADR	323,830	8,464,450
Neo Lithium Corp.(c)	5,045,830	1,728,279
Newcrest Mining Ltd.	384,563	8,527,331
Newmont Corp.(a)	424,920	26,234,561
Polyus PJSC — GDR	97,898	8,237,952
Stelco Holdings, Inc.(c)	1,285,453	7,243,456
Vale SA — ADR(a)	2,455,479	25,315,988
Wheaton Precious Metals Corp.	526,556	23,194,792

		222,070,560

Oil, Gas & Consumable Fuels — 31.7%
BP PLC — ADR(a)	1,210,247	28,222,960
Chevron Corp.(a)(b)	369,600	32,979,408
CNOOC Ltd.	9,650,000	10,830,457
ConocoPhillips(a)	311,436	13,086,541
Gazprom PJSC — ADR	2,054,743	11,095,464
Kosmos Energy Ltd.(c)	1,306,747	2,169,200
Lukoil PJSC — ADR	169,210	12,578,075
Marathon Petroleum Corp.(a)	184,263	6,887,751
Petroleo Brasileiro SA — ADR(a)(c)	742,804	6,142,989
Pioneer Natural Resources Co.(a)	92,680	9,054,836
Royal Dutch Shell PLC — ADR, Class A(a)	523,081	17,099,518
Suncor Energy, Inc.	921,340	15,534,379
TOTAL SA	937,858	36,162,312
Williams Cos., Inc.(a)	333,259	6,338,586

		208,182,476

Paper & Forest Products — 0.0%
Precious Woods Holding AG(c)	20,000	195,261

Specialty Retail — 1.7%
Tractor Supply Co.(a)	86,816	11,441,481

Total Common Stocks — 94.5% (Cost — $613,156,350)		620,623,315

Security	Par (000)	Value

Corporate Bonds — 1.9%

Metals & Mining — 1.9%
Osisko Gold Royalties Ltd., 4.00%, 12/31/22	CAD 5,652	$4,219,017
Pilgangoora Operations Pty Ltd., 12.00%, 06/21/22	USD 8,438	8,437,706

Total Corporate Bonds — 1.9% (Cost — $12,948,994)		12,656,723

Preferred Stock — 1.4%

Metals & Mining — 1.4%
ArcelorMittal SA, 5.50%(c)	326,377	9,347,437

Total Preferred Stock — 1.4% (Cost — $8,159,425)		9,347,437

Total Long-Term Investments — 97.8% (Cost — $634,264,769)		642,627,475

	Shares

Short-Term Securities — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(d)(e)	21,359,985	21,359,985

Total Short-Term Securities — 3.3% (Cost — $21,359,985)		21,359,985

Total Investments Before Options Written — 101.1% (Cost — $655,624,754)		663,987,460

Options Written — (1.2)% (Premiums Received — $7,484,769)		(8,005,582)

Total Investments, Net of Options Written — 99.9% (Cost — $648,139,985)		655,981,878

Other Assets Less Liabilities — 0.1%		594,351

Net Assets — 100.0%		$656,576,229

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

(e)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,708,365	7,651,620	(b)	—	21,359,985	$21,359,985	$49,361		$—	$—
SL Liquidity Series, LLC, Money Market Series(c)	183,142	—		(183,142)	—	—	6,091	(d)	84	(42)

						$21,359,985	$55,452		$84	$(42)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Trust.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BP PLC — ADR	294	07/02/20	USD	25.00	USD	686	$(882)
CF Industries Holdings, Inc.	280	07/02/20	USD	30.00	USD	788	(1,540)
Royal Dutch Shell PLC — ADR, Class A	196	07/02/20	USD	39.00	USD	641	(2,940)
Royal Dutch Shell PLC — ADR, Class A	195	07/02/20	USD	34.50	USD	637	(1,950)
Tractor Supply Co.	103	07/02/20	USD	110.00	USD	1,357	(225,055)
BP PLC — ADR	755	07/10/20	USD	28.00	USD	1,761	(4,530)
BP PLC — ADR	543	07/10/20	USD	26.50	USD	1,266	(1,629)
CF Industries Holdings, Inc.	317	07/10/20	USD	35.00	USD	892	(55,792)
CF Industries Holdings, Inc.	317	07/10/20	USD	33.00	USD	892	(951)
Chevron Corp.	369	07/10/20	USD	106.00	USD	3,293	(3,321)
ConocoPhillips	262	07/10/20	USD	52.00	USD	1,101	(1,834)
Freeport-McMoRan, Inc.	1,012	07/10/20	USD	10.50	USD	1,171	(120,428)
International Paper Co.	334	07/10/20	USD	37.50	USD	1,176	(6,847)
Marathon Petroleum Corp.	56	07/10/20	USD	44.00	USD	209	(1,036)
Suncor Energy, Inc.	362	07/10/20	CAD	26.50	CAD	829	(1,333)
Tyson Foods, Inc., Class A	200	07/10/20	USD	64.50	USD	1,194	(4,500)
Vale SA — ADR	1,970	07/10/20	USD	10.00	USD	2,031	(102,440)
Albemarle Corp.	236	07/17/20	USD	90.00	USD	1,822	(2,950)
Albemarle Corp.	235	07/17/20	USD	95.00	USD	1,814	(5,875)
BP PLC — ADR	755	07/17/20	USD	29.00	USD	1,761	(7,550)
BP PLC — ADR	588	07/17/20	USD	26.00	USD	1,371	(7,350)
Barrick Gold Corp.	1,290	07/17/20	USD	26.00	USD	3,475	(208,335)
CF Industries Holdings, Inc.	710	07/17/20	USD	32.50	USD	1,998	(8,165)
CF Industries Holdings, Inc.	316	07/17/20	USD	30.00	USD	889	(18,960)
Chevron Corp.	316	07/17/20	USD	97.50	USD	2,820	(15,326)
ConocoPhillips	217	07/17/20	USD	50.00	USD	912	(2,495)
FMC Corp.	506	07/17/20	USD	92.50	USD	5,041	(432,630)
First Quantum Minerals Ltd.	2,500	07/17/20	CAD	9.00	CAD	2,705	(348,961)
First Quantum Minerals Ltd.	540	07/17/20	CAD	10.00	CAD	584	(41,367)
Franco-Nevada Corp.	149	07/17/20	CAD	190.00	CAD	2,826	(62,285)
Freeport-McMoRan, Inc.	1,011	07/17/20	USD	10.00	USD	1,170	(170,354)
Graphic Packaging Holding Co.	1,651	07/17/20	USD	13.20	USD	2,310	(158,953)
Marathon Petroleum Corp.	153	07/17/20	USD	37.50	USD	572	(33,125)
Newmont Corp.	104	07/17/20	USD	65.00	USD	642	(11,440)
Newmont Corp.	364	07/17/20	USD	60.00	USD	2,247	(117,390)
Packaging Corp. of America	184	07/17/20	USD	100.00	USD	1,836	(57,960)

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Petroleo Brasileiro SA — ADR	633	07/17/20	USD	8.00	USD	523	$(35,765)
Petroleo Brasileiro SA — ADR	159	07/17/20	USD	10.00	USD	131	(556)
Pioneer Natural Resources Co.	40	07/17/20	USD	100.00	USD	391	(13,600)
Royal Dutch Shell PLC — ADR, Class A	525	07/17/20	USD	32.50	USD	1,716	(68,250)
Stelco Holdings, Inc.	1,000	07/17/20	CAD	8.00	CAD	765	(12,890)
Stelco Holdings, Inc.	1,000	07/17/20	CAD	9.00	CAD	765	(4,420)
Suncor Energy, Inc.	1,054	07/17/20	CAD	26.00	CAD	2,413	(11,257)
Suncor Energy, Inc.	660	07/17/20	CAD	28.00	CAD	1,511	(3,403)
Suncor Energy, Inc.	659	07/17/20	CAD	27.00	CAD	1,508	(3,883)
Trimble, Inc.	539	07/17/20	USD	40.00	USD	2,328	(196,735)
Tyson Foods, Inc., Class A	139	07/17/20	USD	62.50	USD	830	(15,637)
Vale SA — ADR	2,263	07/17/20	USD	9.00	USD	2,333	(312,294)
Vale SA — ADR	1,970	07/17/20	USD	10.00	USD	2,031	(119,185)
Williams Cos., Inc.	654	07/17/20	USD	20.00	USD	1,244	(17,658)
BP PLC — ADR	796	07/24/20	USD	26.00	USD	1,856	(17,910)
CF Industries Holdings, Inc.	712	07/24/20	USD	31.50	USD	2,004	(24,564)
Chevron Corp.	159	07/24/20	USD	94.00	USD	1,419	(29,892)
ConocoPhillips	217	07/24/20	USD	50.50	USD	912	(5,316)
International Paper Co.	456	07/24/20	USD	38.00	USD	1,606	(24,624)
Marathon Petroleum Corp.	179	07/24/20	USD	46.50	USD	669	(6,981)
Newmont Corp.	474	07/24/20	USD	58.50	USD	2,926	(225,150)
Newmont Corp.	284	07/24/20	USD	60.00	USD	1,753	(104,370)
Petroleo Brasileiro SA — ADR	859	07/24/20	USD	8.50	USD	710	(34,790)
Pioneer Natural Resources Co.	165	07/24/20	USD	105.00	USD	1,612	(45,788)
Royal Dutch Shell PLC — ADR, Class A	651	07/24/20	USD	38.00	USD	2,128	(17,903)
Vale SA — ADR	1,640	07/24/20	USD	11.00	USD	1,691	(39,360)
Williams Cos., Inc.	230	07/24/20	USD	21.50	USD	437	(3,335)
BP PLC — ADR	408	07/31/20	USD	25.50	USD	951	(17,340)
CF Industries Holdings, Inc.	280	07/31/20	USD	30.00	USD	788	(25,900)
Chevron Corp.	198	07/31/20	USD	97.50	USD	1,767	(23,958)
ConocoPhillips	115	07/31/20	USD	46.00	USD	483	(12,247)
Freeport-McMoRan, Inc.	481	07/31/20	USD	12.50	USD	557	(22,367)
Marathon Petroleum Corp.	179	07/31/20	USD	43.50	USD	669	(16,737)
Newmont Corp.	474	07/31/20	USD	58.50	USD	2,926	(248,850)
Petroleo Brasileiro SA — ADR	1,320	07/31/20	USD	10.00	USD	1,092	(15,840)
Pioneer Natural Resources Co.	165	07/31/20	USD	99.50	USD	1,612	(100,650)
Royal Dutch Shell PLC — ADR, Class A	525	07/31/20	USD	34.00	USD	1,716	(73,500)
Tyson Foods, Inc., Class A	241	07/31/20	USD	68.00	USD	1,439	(24,703)
BP PLC — ADR	293	08/07/20	USD	25.00	USD	683	(21,096)
Chevron Corp.	132	08/07/20	USD	92.00	USD	1,178	(45,606)
ConocoPhillips	434	08/07/20	USD	44.50	USD	1,824	(73,563)
Tyson Foods, Inc., Class A	240	08/07/20	USD	63.50	USD	1,433	(32,400)
Williams Cos., Inc.	398	08/07/20	USD	19.00	USD	757	(52,934)
BP PLC — ADR	408	08/21/20	USD	26.00	USD	951	(22,032)
Barrick Gold Corp.	1,290	08/21/20	USD	27.00	USD	3,475	(253,485)
CF Industries Holdings, Inc.	711	08/21/20	USD	35.00	USD	2,001	(14,220)
Chevron Corp.	304	08/21/20	USD	95.00	USD	2,713	(91,200)
FMC Corp.	421	08/21/20	USD	105.00	USD	4,194	(145,245)
First Quantum Minerals Ltd.	1,330	08/21/20	CAD	11.00	CAD	1,439	(89,150)
Graphic Packaging Holding Co.	2,001	08/21/20	USD	15.00	USD	2,799	(80,040)
Marathon Petroleum Corp.	170	08/21/20	USD	37.50	USD	635	(62,475)
Packaging Corp. of America	183	08/21/20	USD	100.00	USD	1,826	(107,970)
Stelco Holdings, Inc.	1,140	08/21/20	CAD	8.00	CAD	872	(39,887)
Suncor Energy, Inc.	588	08/21/20	CAD	27.00	CAD	1,346	(20,140)
Suncor Energy, Inc.	362	08/21/20	CAD	26.00	CAD	829	(17,465)
Tractor Supply Co.	180	08/21/20	USD	135.00	USD	2,372	(95,400)
Trimble, Inc.	340	08/21/20	USD	45.00	USD	1,468	(70,550)
Vale SA — ADR	1,980	08/21/20	USD	11.00	USD	2,041	(91,080)
Williams Cos., Inc.	51	08/21/20	USD	21.00	USD	97	(2,269)

							$(5,654,294)

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
MMC Norilsk Nickel PJSC , ADR	UBS AG	64,700	07/07/20	USD	29.97	USD	1,694	$(8,056)
TOTAL SA	Credit Suisse International	65,400	07/07/20	EUR	33.55	EUR	2,222	(90,512)
BNP Group PLC	Credit Suisse International	219,400	07/08/20	GBP	16.57	GBP	3,630	(102,644)
Graphic Packaging Holding Co.	Credit Suisse International	88,400	07/08/20	USD	14.15	USD	1,237	(18,972)
Newcrest Mining Ltd.	JPMorgan Chase Bank N.A.	101,900	07/08/20	AUD	34.07	AUD	3,213	(15,182)
Symrise AG	Credit Suisse International	35,000	07/10/20	EUR	98.52	EUR	3,623	(234,313)
CNOOC Ltd.	Goldman Sachs International	1,177,000	07/14/20	HKD	9.26	HKD	10,146	(14,888)
Gazprom PJSC — ADR	UBS AG	274,100	07/14/20	USD	5.78	USD	1,479	(2,936)
JBS SA	Morgan Stanley & Co. International PLC	836,000	07/14/20	USD	22.46	BRL	17,681	(36,491)
Kerry Group PLC, Class A	Goldman Sachs International	21,400	07/14/20	EUR	110.23	EUR	2,360	(56,201)
Koninkilijke DSM NV	Credit Suisse International	24,500	07/14/20	EUR	118.99	EUR	3,018	(158,192)
Polyus PJSC — GDR	Credit Suisse International	32,600	07/14/20	USD	81.83	USD	2,743	(161,581)
Polyus PJSC — GDR	Credit Suisse International	6,500	07/14/20	USD	81.18	USD	547	(34,710)
TOTAL SA	Credit Suisse International	15,300	07/14/20	EUR	35.12	EUR	520	(11,581)
Anglo American PLC	Goldman Sachs International	184,300	07/15/20	GBP	18.95	GBP	3,445	(125,740)
Gazprom PJSC — ADR	Credit Suisse International	295,900	07/15/20	USD	5.69	USD	1,597	(3,548)
Gazprom PJSC — ADR	Credit Suisse International	76,800	07/15/20	USD	6.03	USD	414	(681)
Lukoil PJSC — ADR	Credit Suisse International	58,600	07/15/20	USD	82.44	USD	4,352	(222)
Nestle SA, Registered Shares	Goldman Sachs International	29,500	07/15/20	CHF	104.74	CHF	3,090	(47,942)
BNP Group PLC	Credit Suisse International	125,500	07/21/20	GBP	17.64	GBP	2,076	(26,007)
TOTAL SA	Credit Suisse International	113,500	07/21/20	EUR	38.25	EUR	3,856	(23,195)
MMC Norilsk Nickel PJSC , ADR	Goldman Sachs International	64,800	07/22/20	USD	29.96	USD	1,697	(41,121)
Salmar ASA	Credit Suisse International	33,100	07/22/20	NOK	458.82	NOK	15,196	(94,202)
BNP Group PLC	Credit Suisse International	490,002	07/23/20	GBP	17.70	GBP	8,107	(117,976)
Koninkilijke DSM NV	Credit Suisse International	22,700	07/23/20	EUR	119.85	EUR	2,797	(143,314)
Lukoil PJSC — ADR	Credit Suisse International	9,000	07/23/20	USD	81.54	USD	668	(328)
TOTAL SA	Goldman Sachs International	75,400	07/23/20	EUR	38.50	EUR	2,562	(14,415)
Kerry Group PLC, Class A	UBS AG	13,200	07/24/20	EUR	110.31	EUR	1,456	(45,132)
Gazprom PJSC — ADR	Credit Suisse International	175,000	07/29/20	USD	6.12	USD	944	(383)
TOTAL SA	Morgan Stanley & Co. International PLC	92,000	07/29/20	EUR	38.34	EUR	3,126	(30,437)
Anglo American PLC	Credit Suisse International	66,800	08/05/20	GBP	19.56	GBP	1,249	(54,261)
CNOOC Ltd.	Societe Generale	2,683,000	08/05/20	HKD	9.42	HKD	23,127	(61,500)
Fortescue Metals Group Ltd.	UBS AG	390,000	08/05/20	AUD	14.26	AUD	5,402	(111,074)
Newcrest Mining Ltd.	UBS AG	52,000	08/05/20	AUD	33.77	AUD	1,640	(38,123)
Stelco Holdings, Inc.	Credit Suisse International	200,000	08/11/20	CAD	8.23	CAD	1,530	(49,782)
Anglo American PLC	Goldman Sachs International	69,700	08/12/20	GBP	19.63	GBP	1,303	(50,049)
Fortescue Metals Group Ltd.	UBS AG	390,000	08/12/20	AUD	14.40	AUD	5,402	(114,761)
Salmar ASA	Morgan Stanley & Co. International PLC	32,200	08/12/20	NOK	477.79	NOK	14,783	(32,793)
Trimble, Inc.	JPMorgan Chase Bank N.A.	54,000	09/10/20	USD	43.10	USD	2,332	(178,043)

								$(2,351,288)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$2,344,175	$(2,864,988)	$(8,005,582)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$8,005,582	$—	$—	$—	$8,005,582

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(14,885)	$—	$—	$—	$(14,885)
Options written	—	—	(5,601,029)	—	—	—	(5,601,029)

	$—	$—	$(5,615,914)	$—	$—	$—	$(5,615,914)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$669,699	$—	$—	$—	$669,699

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$8,224,895

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$8,005,582
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,654,294)

Total derivative assets and liabilities subject to an MNA	$—	$2,351,288

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Credit Suisse International	$1,326,404	$—	$(1,326,404)	$—	$—
Goldman Sachs International	350,356	—	(350,356)	—	—
JPMorgan Chase Bank N.A.	193,225	—	(193,225)	—	—
Morgan Stanley & Co. International PLC	99,721	—	(99,721)	—	—
Societe Generale	61,500	—	—	—	61,500
UBS AG	320,082	—	(320,082)	—	—

	$2,351,288	$—	$(2,289,788)	$—	$61,500

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$55,908,668	$25,857,846	$—	$81,766,514
Containers & Packaging	32,001,103	—	—	32,001,103
Electronic Equipment, Instruments & Components	15,323,035	—	—	15,323,035
Food Products	22,915,311	26,727,574	—	49,642,885
Metals & Mining	129,918,152	92,152,408	—	222,070,560
Oil, Gas & Consumable Fuels	137,516,168	70,666,308	—	208,182,476
Paper & Forest Products	—	195,261	—	195,261
Specialty Retail	11,441,481	—	—	11,441,481
Corporate Bonds	4,219,017	8,437,706	—	12,656,723
Preferred Stock	9,347,437	—	—	9,347,437
Short-Term Securities	21,359,985	—	—	21,359,985

	$439,950,357	$224,037,103	$—	$663,987,460

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(5,495,340)	$(2,510,242)	$—	$(8,005,582)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) June 30, 2020	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.1%

Automobiles — 0.7%
Tesla, Inc.(a)(b)	6,075	$6,559,846

Banks — 0.6%
Klarna Holdings AB, (Acquired 08/07/2019, cost $3,966,981) (c)(d)	17,130	5,943,346

Communications Equipment — 0.6%
Accton Technology Corp.	724,000	5,622,295

Diversified Consumer Services — 2.5%
Arco Platform Ltd., Class A(a)	173,064	7,524,823
Chegg, Inc.(a)(b)	120,274	8,089,629
TAL Education Group — ADR(a)(b)	106,831	7,305,104

		22,919,556

Diversified Financial Services — 0.3%
TransferWise, (Acquired 06/03/2019, cost $2,471,478)(c)(d)	27,945	2,980,893

Diversified Telecommunication Services — 0.8%
Bandwidth, Inc., Class A(a)(b)	61,968	7,869,936

Electronic Equipment, Instruments & Components — 1.0%
Samsung SDI Co. Ltd.	10,945	3,346,561
Yageo Corp.	451,000	5,875,549

		9,222,110

Entertainment — 4.2%
Activision Blizzard, Inc.(b)	112,418	8,532,526
NetEase, Inc. — ADR(b)	15,079	6,474,621
Netflix, Inc.(a)(b)	14,805	6,736,867
Roku, Inc.(a)(b)	50,348	5,867,053
Tencent Music Entertainment Group — ADR(a)(b)	375,157	5,049,613
Warner Music Group Corp., Class A(a)(b)(e)	198,164	5,845,838

		38,506,518

Health Care Technology — 1.9%
Ping An Healthcare and Technology Co. Ltd.(a)(f)	500,078	7,666,962
Teladoc Health, Inc.(a)(b)	52,020	9,927,497

		17,594,459

Interactive Media & Services — 10.9%
Alphabet, Inc., Class A(a)(b)	17,418	24,699,595
Facebook, Inc., Class A(a)(b)	47,103	10,695,678
Kakao Corp.	47,217	10,595,610
Snap, Inc., Class A(a)(b)	324,902	7,631,948
Tencent Holdings Ltd.	407,400	26,105,324
Yandex NV, Class A(a)(b)	167,293	8,367,996
ZoomInfo Technologies, Inc., Class A(a)(b)(e)	241,571	12,327,368

		100,423,519

Internet & Direct Marketing Retail — 10.4%
Alibaba Group Holding Ltd. — ADR(a)(b)	120,533	25,998,968
Amazon.com, Inc.(a)(b)	11,616	32,046,453
Delivery Hero SE(a)(f)	102,297	10,512,780
Ensogo Ltd.(a)(c)	173,282	1
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $1,998,435)(c)(d)	1,054	250,462
Meituan Dianping, Class B(a)	612,396	13,684,820
MercadoLibre, Inc.(a)(b)	13,943	13,744,591

		96,238,075

IT Services — 18.5%
Adyen NV(a)(f)	5,423	7,893,142
GMO Payment Gateway, Inc.	76,100	7,959,563
Mastercard, Inc., Class A(b)	75,956	22,460,189
MongoDB, Inc.(a)(b)	29,017	6,567,708
Okta, Inc.(a)(b)	69,045	13,824,880

Security	Shares	Value

IT Services (continued)
Pagseguro Digital Ltd., Class A(a)(b)	141,119	$4,987,146
PayPal Holdings, Inc.(a)(b)	108,253	18,860,920
Shopify, Inc., Class A(a)(b)	21,470	20,379,324
Square, Inc., Class A(a)(b)	147,651	15,494,496
StoneCo Ltd., Class A(a)(b)	166,453	6,451,718
TRAX Ltd., (Acquired 09/12/2019, cost $4,000,013)(c)(d)	106,667	4,125,880
Twilio, Inc., Class A(a)(b)	96,545	21,183,904
Visa, Inc., Class A(b)	106,695	20,610,273

		170,799,143

Semiconductors & Semiconductor Equipment — 12.9%
Advanced Micro Devices, Inc.(a)(b)	247,686	13,030,760
ASML Holding NV	37,418	13,687,985
Cree, Inc.(a)(b)	116,909	6,919,844
Inphi Corp.(a)(b)	89,060	10,464,550
Lam Research Corp.(b)	37,016	11,973,195
Marvell Technology Group Ltd.(b)	365,423	12,811,730
Micron Technology, Inc.(a)(b)	126,024	6,492,757
Monolithic Power Systems, Inc.(b)	32,734	7,757,958
Renesas Electronics Corp.(a)	1,150,900	5,916,089
Skyworks Solutions, Inc.(b)	43,227	5,527,004
SOITEC(a)	77,629	8,647,646
STMicroelectronics NV	290,068	7,906,750
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR(b)	135,563	7,695,912

		118,832,180

Software — 26.0%
Adobe, Inc.(a)(b)	44,474	19,359,977
Altium Ltd.	259,362	5,876,440
Atlassian Corp. PLC, Class A(a)(b)	49,029	8,838,458
Autodesk, Inc.(a)(b)	40,617	9,715,180
Avalara, Inc.(a)(b)	86,159	11,466,901
Cadence Design Systems, Inc.(a)(b)	76,852	7,374,718
Coupa Software, Inc.(a)(b)	48,424	13,415,385
Crowdstrike Holdings, Inc., Class A(a)(b)	55,492	5,565,293
Elastic NV(a)(b)	52,787	4,867,489
Fair Isaac Corp.(a)(b)	12,967	5,420,725
Intuit, Inc.(b)	18,491	5,476,849
Kingdee International Software Group Co. Ltd.(a)	4,483,000	10,489,691
Microsoft Corp.(b)	214,280	43,608,123
Online Ventures Property Ltd., (Acquired 01/21/2020, cost $6,160,136)(c)(d)	53,642	5,580,517
Paycom Software, Inc.(a)(b)	20,035	6,205,441
RingCentral, Inc., Class A(a)(b)	41,643	11,868,671
salesforce.com, Inc.(a)(b)	44,202	8,280,361
ServiceNow, Inc.(a)(b)	29,124	11,796,967
Smartsheet, Inc., Class A(a)(b)	77,288	3,935,505
TeamViewer AG(a)(f)	189,832	10,365,222
Xero Ltd.(a)	114,004	7,161,174
Zendesk, Inc.(a)(b)	72,661	6,432,678
Zoom Video Communications, Inc., Class A(a)(b)	26,152	6,630,578
Zscaler, Inc.(a)(b)	95,801	10,490,209

		240,222,552

Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.(b)	97,619	35,611,411

Total Common Stocks — 95.1% (Cost — $321,034,872)		879,345,839

Preferred Stocks — 7.4%

Diversified Financial Services — 1.0%
Databricks, Inc., Series F, (Acquired 10/22/2019, cost $3,999,999), 0.00%(c)(d)	93,135	6,170,194

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
TransferWise (Seed Preferred), (Acquired 06/03/2019, cost $849,295), 0.00%(c)(d)	9,603	$1,024,352
TransferWise, Series A, (Acquired 06/03/2019, cost $1,004,242), 0.00%(c)(d)	11,355	1,211,238
TransferWise, Series B, (Acquired 06/03/2019, cost $288,408), 0.00%(c)(d)	3,261	347,851
TransferWise, Series C, (Acquired 06/03/2019, cost $161,315), 0.00%(c)(d)	1,824	194,566
TransferWise, Series D, (Acquired 06/03/2019, cost $44,579), 0.00%(c)(d)	504	53,762
TransferWise, Series E, (Acquired 06/03/2019, cost $4,688), 0.00%(c)(d)	53	5,653

		9,007,616

Electronic Equipment, Instruments & Components — 0.6%
Credo Technology Group Holding Ltd., Series D, (Acquired 03/20/2020, cost $5,000,000), 0.00%(c)(d)	1,001,382	4,996,896

Internet & Direct Marketing Retail — 0.3%
Postmates, Inc., Series F, (Acquired 01/08/19, cost $3,130,001), 0.00%(c)(d)	392,275	2,663,547

Road & Rail — 1.8%
Ant Financial, Series A-18, (Acquired 05/18/18, cost $6,492,863), 0.00%(c)(d)	1,157,373	8,090,037
FlixMobility GmbH, Series F, (Acquired 07/26/2019, cost $5,482,937), 0.00%(c)(d)	275	3,110,763
Xiaoju Kuaizhi, Inc., Series A-17, (Acquired 07/28/15, cost $3,016,964), 0.00%(c)(d)	110,003	5,719,056

		16,919,856

Semiconductors & Semiconductor Equipment — 2.2%
Innovium, Inc. Series F, (Acquired 08/21/19, cost $2,999,996), 0.00%(c)(d)	296,062	3,087,926
Innovium, Inc., Series E, (Acquired 08/21/19, cost $3,000,003), 0.00%(c)(d)	353,478	3,266,137
Psiquantum Corp., Series C, (Acquired 09/09/2019, cost $3,200,234), 0.00%(c)(d)	690,003	3,167,114
SambaNova Systems, Inc., Series C, (Acquired 02/19/2020 , cost $9,972,125), 0.00%(c)(d)	187,300	10,458,832

		19,980,009

Software — 1.5%
C3 AI, Inc., Series H, (Acquired 08/14/2019, cost $7,129,478), 0.00%(c)(d)	1,415,000	7,513,650
GitLab, Inc., Series E, (Acquired 09/10/2019, cost $2,915,501), 0.00%(c)(d)	156,500	3,300,585
Unqork, Inc., Series B, (Acquired 09/19/19, cost $3,198,416), 0.00%(c)(d)	7,027	3,345,766

		14,160,001

Total Preferred Stocks — 7.4% (Cost — $61,891,045)		67,727,925

Security	Shares	Value

Warrants — 0.0%

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/2019, cost $0)(c)(d)	17,065	$43,857

Total Warrants — 0.0% (Cost — $ — )		43,857

Total Long-Term Investments — 102.5% (Cost — $382,925,917)		947,117,621

Short-Term Securities — 0.3%
SL Liquidity Series, LLC, Money Market Series, 0.50%(g)(h)(i)	2,827,263	2,829,525

Total Short-Term Securities — 0.3% (Cost — $2,829,525)		2,829,525

Total Investments Before Options Written — 102.8% (Cost — $385,755,442)		949,947,146

Options Written — (2.3)% (Premiums Received — $12,417,299)		(21,192,234)

Total Investments, Net of Options Written — 100.5% (Cost — $373,338,143)		928,754,912

Liabilities in Excess of Other Assets — (0.5)%		(4,237,645)

Net Assets — 100.0%		$924,517,267

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $86,652,880, representing 9.4% of its net assets as of period end, and an original cost of $80,484,507.

(e)	All or a portion of this security is on loan.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(i)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(c)	8,881,516	—		(8,881,516	)(b)	—	$—	$25,107		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	2,827,263	(b)	—		2,827,263	2,829,525	14,886	(d)	(472)	—

							$2,829,525	$39,993		$(472)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust (BST)

(c)	As of period end, the entity is no longer held by the Trust.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Activision Blizzard, Inc.	52	07/02/20	USD	74.00	USD	395	$(9,906)
Adobe, Inc.	28	07/02/20	USD	390.00	USD	1,219	(128,100)
Alphabet, Inc., Class A	16	07/02/20	USD	1,450.00	USD	2,269	(2,880)
Amazon.com, Inc.	14	07/02/20	USD	2,475.00	USD	3,862	(397,390)
Atlassian Corp. PLC, Class A	159	07/02/20	USD	180.00	USD	2,866	(31,005)
Lam Research Corp.	72	07/02/20	USD	282.50	USD	2,329	(295,380)
Netflix, Inc.	10	07/02/20	USD	440.00	USD	455	(16,800)
RingCentral, Inc., Class A	17	07/02/20	USD	257.50	USD	485	(47,175)
Salesforce.com, Inc.	65	07/02/20	USD	177.50	USD	1,218	(61,100)
ServiceNow, Inc.	42	07/02/20	USD	397.50	USD	1,701	(38,850)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	116	07/02/20	USD	53.50	USD	659	(37,120)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	59	07/02/20	USD	54.50	USD	335	(13,570)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	37	07/02/20	USD	56.50	USD	210	(2,497)
Tesla, Inc.	6	07/02/20	USD	890.00	USD	648	(113,730)
Twilio, Inc., Class A	58	07/02/20	USD	205.00	USD	1,273	(84,100)
Visa, Inc., Class A	28	07/02/20	USD	195.00	USD	541	(2,142)
Zoom Video Communications, Inc, Class A	50	07/02/20	USD	220.00	USD	1,268	(167,000)
Activision Blizzard, Inc.	133	07/10/20	USD	77.00	USD	1,009	(14,231)
Adobe, Inc.	43	07/10/20	USD	402.50	USD	1,872	(147,920)
Advanced Micro Devices, Inc.	86	07/10/20	USD	56.00	USD	452	(4,644)
Alibaba Group Holding Ltd. — ADR	67	07/10/20	USD	210.00	USD	1,445	(53,600)
Apple, Inc.	58	07/10/20	USD	337.50	USD	2,116	(163,560)
Atlassian Corp. PLC, Class A	6	07/10/20	USD	195.00	USD	108	(525)
Cree, Inc.	99	07/10/20	USD	61.00	USD	586	(10,048)
Crowdstrike Holdings, Inc., Class A	79	07/10/20	USD	106.00	USD	792	(13,035)
Facebook, Inc., Class A	37	07/10/20	USD	237.50	USD	840	(5,957)
Intuit, Inc.	64	07/10/20	USD	292.50	USD	1,896	(50,560)
Mastercard, Inc, Class A	38	07/10/20	USD	320.00	USD	1,124	(1,786)
Microsoft Corp.	11	07/10/20	USD	200.00	USD	224	(5,857)
Netflix, Inc.	15	07/10/20	USD	465.00	USD	683	(9,937)
Okta, Inc.	37	07/10/20	USD	190.00	USD	741	(46,990)
PayPal Holdings, Inc.	76	07/10/20	USD	165.00	USD	1,324	(79,230)
RingCentral, Inc., Class A	38	07/10/20	USD	277.50	USD	1,083	(56,240)
Shopify, Inc., Class A	45	07/10/20	USD	735.00	USD	4,271	(964,575)
Snap, Inc., Class A	273	07/10/20	USD	21.00	USD	641	(70,434)
Square, Inc., Class A	218	07/10/20	USD	86.00	USD	2,288	(421,285)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	277	07/10/20	USD	57.00	USD	1,573	(24,238)
Tesla, Inc.	6	07/10/20	USD	900.00	USD	648	(109,410)
Twilio, Inc., Class A	57	07/10/20	USD	202.50	USD	1,251	(105,023)
Visa, Inc., Class A	41	07/10/20	USD	200.00	USD	792	(3,341)
Zscaler, Inc.	84	07/10/20	USD	105.00	USD	920	(53,340)
Activision Blizzard, Inc.	53	07/17/20	USD	75.00	USD	402	(14,098)
Adobe, Inc.	22	07/17/20	USD	385.00	USD	958	(114,345)
Advanced Micro Devices, Inc.	288	07/17/20	USD	60.00	USD	1,515	(12,096)
Alibaba Group Holding Ltd. — ADR	27	07/17/20	USD	215.00	USD	582	(17,145)
Alphabet, Inc., Class A	14	07/17/20	USD	1,380.00	USD	1,985	(79,590)
Alphabet, Inc., Class A	15	07/17/20	USD	1,465.00	USD	2,127	(16,425)
Amazon.com, Inc.	14	07/17/20	USD	2,460.00	USD	3,862	(424,865)
Apple, Inc.	31	07/17/20	USD	320.00	USD	1,131	(139,268)
Autodesk, Inc.	33	07/17/20	USD	200.00	USD	789	(130,763)
Autodesk, Inc.	8	07/17/20	USD	250.00	USD	191	(2,560)
Avalara, Inc.	151	07/17/20	USD	103.00	USD	2,010	(456,975)

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Bandwidth, Inc., Class A	111	07/17/20	USD	115.50	USD	1,410	$(152,424)
Cadence Design Systems, Inc.	134	07/17/20	USD	95.00	USD	1,286	(39,195)
Chegg, Inc.	210	07/17/20	USD	65.00	USD	1,412	(93,450)
Coupa Software, Inc.	89	07/17/20	USD	210.00	USD	2,466	(601,195)
Cree, Inc.	100	07/17/20	USD	57.50	USD	592	(33,750)
Elastic NV	86	07/17/20	USD	60.00	USD	793	(280,790)
Facebook, Inc., Class A	9	07/17/20	USD	240.00	USD	204	(2,043)
Facebook, Inc., Class A	8	07/17/20	USD	250.00	USD	182	(672)
Fair Isaac Corp.	22	07/17/20	USD	360.00	USD	920	(131,560)
Inphi Corp.	156	07/17/20	USD	115.00	USD	1,833	(104,520)
Lam Research Corp.	30	07/17/20	USD	310.00	USD	970	(65,100)
Marvell Technology Group Ltd.	52	07/17/20	USD	36.00	USD	182	(4,758)
Mastercard, Inc, Class A	40	07/17/20	USD	320.00	USD	1,183	(2,300)
Microsoft Corp.	143	07/17/20	USD	190.00	USD	2,910	(198,055)
MongoDB, Inc.	56	07/17/20	USD	210.00	USD	1,268	(115,640)
Monolithic Power Systems, Inc.	55	07/17/20	USD	230.00	USD	1,304	(66,825)
NetEase, Inc. — ADR	25	07/17/20	USD	420.00	USD	1,073	(53,875)
Netflix, Inc.	15	07/17/20	USD	475.00	USD	683	(20,212)
Okta, Inc.	100	07/17/20	USD	190.00	USD	2,002	(142,000)
Pagseguro Digital Ltd., Class A	282	07/17/20	USD	37.50	USD	997	(24,675)
PayPal Holdings, Inc.	151	07/17/20	USD	150.00	USD	2,631	(361,645)
Paycom Software, Inc.	70	07/17/20	USD	330.00	USD	2,168	(36,750)
RingCentral, Inc., Class A	35	07/17/20	USD	260.00	USD	998	(106,750)
Roku, Inc.	110	07/17/20	USD	110.00	USD	1,282	(114,125)
ServiceNow, Inc.	42	07/17/20	USD	410.00	USD	1,701	(49,350)
Shopify, Inc., Class A	16	07/17/20	USD	775.00	USD	1,519	(284,720)
Smartsheet, Inc., Class A	135	07/17/20	USD	55.00	USD	687	(13,162)
Snap, Inc., Class A	181	07/17/20	USD	18.00	USD	425	(100,455)
Square, Inc., Class A	90	07/17/20	USD	82.50	USD	944	(208,125)
TAL Education Group — ADR	186	07/17/20	USD	60.00	USD	1,272	(164,610)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	176	07/17/20	USD	55.00	USD	999	(44,440)
Teladoc Health, Inc.	98	07/17/20	USD	180.00	USD	1,870	(155,330)
Tencent Music Entertainment Group — ADR	656	07/17/20	USD	14.00	USD	883	(18,040)
Tesla, Inc.	11	07/17/20	USD	1,030.00	USD	1,188	(93,418)
Twilio, Inc., Class A	59	07/17/20	USD	200.00	USD	1,295	(131,275)
Visa, Inc., Class A	41	07/17/20	USD	195.00	USD	792	(13,776)
Warner Music Group Corp., Class A	347	07/17/20	USD	35.00	USD	1,024	(4,337)
Warner Music Group Corp., Class A	346	07/17/20	USD	40.00	USD	1,021	(1,730)
Yandex NV, Class A	41	07/17/20	USD	44.00	USD	205	(26,855)
Zendesk, Inc.	138	07/17/20	USD	82.50	USD	1,222	(102,120)
Zoom Video Communications, Inc, Class A	50	07/17/20	USD	230.00	USD	1,268	(139,250)
ZoomInfo Technologies, Inc., Class A	422	07/17/20	USD	85.00	USD	2,153	(2,110)
Zscaler, Inc.	167	07/17/20	USD	77.50	USD	1,829	(532,730)
Activision Blizzard, Inc.	77	07/24/20	USD	77.00	USD	584	(16,516)
Adobe, Inc.	31	07/24/20	USD	415.00	USD	1,349	(83,700)
Advanced Micro Devices, Inc.	129	07/24/20	USD	58.00	USD	679	(9,675)
Advanced Micro Devices, Inc.	35	07/24/20	USD	60.00	USD	184	(2,012)
Alibaba Group Holding Ltd. — ADR	129	07/24/20	USD	235.00	USD	2,783	(16,899)
Apple, Inc.	48	07/24/20	USD	355.00	USD	1,751	(80,040)
Autodesk, Inc.	35	07/24/20	USD	240.00	USD	837	(30,275)
Cree, Inc.	210	07/24/20	USD	59.00	USD	1,243	(64,260)
Facebook, Inc., Class A	92	07/24/20	USD	245.00	USD	2,089	(33,350)
Lam Research Corp.	30	07/24/20	USD	290.00	USD	970	(116,400)
Marvell Technology Group Ltd.	403	07/24/20	USD	36.00	USD	1,413	(45,338)
Marvell Technology Group Ltd.	61	07/24/20	USD	38.00	USD	214	(3,141)
Mastercard, Inc, Class A	40	07/24/20	USD	307.50	USD	1,183	(17,200)
MercadoLibre, Inc.	25	07/24/20	USD	960.00	USD	2,464	(141,250)
Micron Technology, Inc.	156	07/24/20	USD	51.50	USD	804	(37,752)
Microsoft Corp.	10	07/24/20	USD	192.50	USD	204	(13,025)
MongoDB, Inc.	49	07/24/20	USD	210.00	USD	1,109	(109,025)
NetEase, Inc. — ADR	27	07/24/20	USD	437.50	USD	1,159	(34,830)
PayPal Holdings, Inc.	151	07/24/20	USD	180.00	USD	2,631	(47,565)

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
RingCentral, Inc., Class A	55	07/24/20	USD	305.00	USD	1,568	$(53,350)
Roku, Inc.	31	07/24/20	USD	120.00	USD	361	(19,995)
Roku, Inc.	18	07/24/20	USD	135.00	USD	210	(4,536)
Salesforce.com, Inc.	13	07/24/20	USD	192.50	USD	244	(5,167)
Shopify, Inc., Class A	45	07/24/20	USD	820.00	USD	4,271	(641,700)
Skyworks Solutions, Inc.	86	07/24/20	USD	131.00	USD	1,100	(39,560)
Snap, Inc., Class A	154	07/24/20	USD	24.00	USD	362	(20,636)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	20	07/24/20	USD	57.50	USD	114	(3,000)
Teladoc Health, Inc.	98	07/24/20	USD	175.00	USD	1,870	(206,290)
Twilio, Inc., Class A	69	07/24/20	USD	220.00	USD	1,514	(74,693)
Zoom Video Communications, Inc, Class A	62	07/24/20	USD	270.00	USD	1,572	(48,980)
Activision Blizzard, Inc.	78	07/31/20	USD	79.00	USD	592	(13,455)
Adobe, Inc.	31	07/31/20	USD	425.00	USD	1,349	(66,960)
Advanced Micro Devices, Inc.	158	07/31/20	USD	55.00	USD	831	(39,105)
Alibaba Group Holding Ltd. — ADR	65	07/31/20	USD	220.00	USD	1,402	(41,600)
Alphabet, Inc., Class A	15	07/31/20	USD	1,450.00	USD	2,127	(61,875)
Apple, Inc.	58	07/31/20	USD	362.50	USD	2,116	(89,030)
Autodesk, Inc.	33	07/31/20	USD	222.50	USD	789	(74,910)
Coupa Software, Inc.	41	07/31/20	USD	225.00	USD	1,136	(223,450)
Crowdstrike Holdings, Inc., Class A	80	07/31/20	USD	101.00	USD	802	(53,200)
Facebook, Inc., Class A	9	07/31/20	USD	232.50	USD	204	(8,595)
Marvell Technology Group Ltd.	376	07/31/20	USD	37.50	USD	1,318	(30,268)
Mastercard, Inc, Class A	33	07/31/20	USD	305.00	USD	976	(22,358)
Micron Technology, Inc.	146	07/31/20	USD	53.00	USD	752	(30,587)
Microsoft Corp.	150	07/31/20	USD	205.00	USD	3,053	(94,125)
Microsoft Corp.	9	07/31/20	USD	202.50	USD	183	(6,727)
MongoDB, Inc.	6	07/31/20	USD	222.50	USD	136	(9,660)
Netflix, Inc.	11	07/31/20	USD	470.00	USD	501	(21,313)
Roku, Inc.	117	07/31/20	USD	145.00	USD	1,363	(21,470)
ServiceNow, Inc.	17	07/31/20	USD	430.00	USD	689	(21,080)
Snap, Inc., Class A	265	07/31/20	USD	26.50	USD	622	(21,068)
Square, Inc., Class A	208	07/31/20	USD	115.00	USD	2,183	(59,280)
StoneCo Ltd., Class A	332	07/31/20	USD	38.50	USD	1,287	(96,280)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	60	07/31/20	USD	57.00	USD	341	(11,850)
Teladoc Health, Inc.	98	07/31/20	USD	200.00	USD	1,870	(114,170)
Twilio, Inc., Class A	47	07/31/20	USD	220.00	USD	1,031	(70,030)
Visa, Inc., Class A	27	07/31/20	USD	200.00	USD	522	(9,585)
Yandex NV, Class A	56	07/31/20	USD	51.00	USD	280	(13,020)
Zoom Video Communications, Inc, Class A	29	07/31/20	USD	285.00	USD	735	(15,225)
Zoom Video Communications, Inc, Class A	5	07/31/20	USD	257.50	USD	127	(7,525)
Zscaler, Inc.	84	07/31/20	USD	106.00	USD	920	(73,920)
Alibaba Group Holding Ltd. — ADR	133	08/07/20	USD	222.50	USD	2,869	(80,798)
Micron Technology, Inc.	70	08/07/20	USD	55.00	USD	361	(11,340)
Microsoft Corp.	11	08/07/20	USD	207.50	USD	224	(7,012)
Salesforce.com, Inc.	76	08/07/20	USD	195.00	USD	1,424	(35,720)
Advanced Micro Devices, Inc.	170	08/21/20	USD	57.50	USD	894	(41,650)
Amazon.com, Inc.	12	08/21/20	USD	2,780.00	USD	3,311	(169,800)
Atlassian Corp. PLC, Class A	6	08/21/20	USD	195.00	USD	108	(4,470)
Autodesk, Inc.	33	08/21/20	USD	240.00	USD	789	(47,190)
Avalara, Inc.	154	08/21/20	USD	110.00	USD	2,050	(408,100)
Bandwidth, Inc., Class A	108	08/21/20	USD	130.00	USD	1,372	(105,300)
Cadence Design Systems, Inc.	134	08/21/20	USD	95.00	USD	1,286	(83,080)
Chegg, Inc.	210	08/21/20	USD	70.00	USD	1,412	(121,800)
Coupa Software, Inc.	39	08/21/20	USD	280.00	USD	1,080	(74,685)
Crowdstrike Holdings, Inc., Class A	35	08/21/20	USD	120.00	USD	351	(9,100)
Elastic NV	98	08/21/20	USD	100.00	USD	904	(42,630)
Facebook, Inc., Class A	9	08/21/20	USD	260.00	USD	204	(2,610)
Fair Isaac Corp.	23	08/21/20	USD	429.00	USD	961	(50,364)
Inphi Corp.	155	08/21/20	USD	115.00	USD	1,821	(184,450)
Marvell Technology Group Ltd.	386	08/21/20	USD	36.00	USD	1,353	(69,094)
MercadoLibre, Inc.	24	08/21/20	USD	990.00	USD	2,366	(191,520)
Micron Technology, Inc.	69	08/21/20	USD	57.50	USD	355	(9,487)

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Microsoft Corp.	94	08/21/20	USD	210.00	USD	1,913	$(59,925)
MongoDB, Inc.	49	08/21/20	USD	210.00	USD	1,109	(134,995)
Monolithic Power Systems, Inc.	58	08/21/20	USD	230.00	USD	1,375	(118,900)
Okta, Inc.	105	08/21/20	USD	185.00	USD	2,102	(238,350)
Shopify, Inc., Class A	13	08/21/20	USD	915.00	USD	1,234	(141,310)
Skyworks Solutions, Inc.	65	08/21/20	USD	130.00	USD	831	(49,075)
Smartsheet, Inc., Class A	135	08/21/20	USD	55.00	USD	687	(32,738)
Snap, Inc., Class A	264	08/21/20	USD	24.00	USD	620	(51,084)
TAL Education Group — ADR	187	08/21/20	USD	70.00	USD	1,279	(79,475)
Teladoc Health, Inc.	99	08/21/20	USD	200.00	USD	1,889	(143,550)
Tencent Music Entertainment Group — ADR	657	08/21/20	USD	14.00	USD	884	(45,990)
Tesla, Inc.	11	08/21/20	USD	980.00	USD	1,188	(187,193)
Twilio, Inc., Class A	47	08/21/20	USD	230.00	USD	1,031	(72,263)
Visa, Inc., Class A	76	08/21/20	USD	205.00	USD	1,468	(25,764)
Yandex NV, Class A	490	08/21/20	USD	46.00	USD	2,451	(284,200)
Zendesk, Inc.	116	08/21/20	USD	90.00	USD	1,027	(69,600)
ZoomInfo Technologies, Inc., Class A	423	08/21/20	USD	65.00	USD	2,159	(126,900)

							$(17,164,176)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	11,000	07/02/20	USD	62.02	USD	478	$—
Kakao Corp.	Morgan Stanley & Co. International PLC	7,400	07/06/20	USD	231,000.00	KRW	1,979,500	(225,618)
Accton Technology Corp.	Goldman Sachs International	254,000	07/08/20	USD	222.60	TWD	57,912	(89,319)
Altium Ltd.	UBS AG	37,400	07/08/20	AUD	39.75	AUD	1,215	(286)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	11,000	07/08/20	USD	59.45	USD	478	(3)
Ping An Healthcare and Technology Co. Ltd.	JPMorgan Chase Bank N.A.	94,500	07/08/20	HKD	109.35	HKD	11,142	(128,661)
Meituan Dianping, Class B	Societe Generale	109,000	07/09/20	HKD	151.60	HKD	18,737	(306,971)
ASML Holding NV	Goldman Sachs International	7,700	07/14/20	EUR	301.93	EUR	2,517	(238,530)
GMO Payment Gateway, Inc.	Citibank N.A.	12,600	07/14/20	JPY	11,564.80	JPY	141,624	(36,292)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	368,000	07/14/20	HKD	13.99	HKD	6,631	(197,128)
SOITEC	Morgan Stanley & Co. International PLC	2,400	07/14/20	EUR	91.82	EUR	238	(21,557)
STMicroelectronics NV	UBS AG	30,600	07/14/20	EUR	23.20	EUR	741	(53,655)
TeamViewer AG	Credit Suisse International	29,600	07/14/20	EUR	46.30	EUR	1,439	(103,561)
Tencent Music Entertainment Group — ADR.	JPMorgan Chase Bank N.A.	73,100	07/14/20	HKD	441.00	HKD	36,448	(525,467)
Xero Ltd.	Goldman Sachs International	21,000	07/14/20	AUD	88.94	AUD	1,892	(80,755)
Yageo Corp.	JPMorgan Chase Bank N.A.	115,000	07/14/20	USD	394.80	TWD	43,815	(51,433)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	5,200	07/15/20	USD	50.28	USD	226	(1,657)
Renesas Electronics Corp.	JPMorgan Chase Bank N.A.	209,700	07/15/20	JPY	633.42	JPY	115,545	(1,007)
Altium Ltd.	Morgan Stanley & Co. International PLC	7,800	07/21/20	AUD	39.14	AUD	253	(1,115)
Kingdee International Software Group Co. Ltd.	Morgan Stanley & Co. International PLC	577,000	07/21/20	HKD	15.39	HKD	10,398	(213,351)
Ping An Healthcare and Technology Co. Ltd.	Morgan Stanley & Co. International PLC	82,700	07/21/20	HKD	115.84	HKD	9,750	(88,457)
SOITEC	UBS AG	6,000	07/21/20	EUR	98.81	EUR	595	(22,768)
Yageo Corp.	Citibank N.A.	43,000	07/21/20	USD	411.60	TWD	16,383	(17,275)
Arco Platform Ltd., Class A	Bank of America N.A.	4,500	07/22/20	USD	47.16	USD	196	(5,431)
STMicroelectronics NV	Goldman Sachs International	27,400	07/22/20	EUR	25.87	EUR	663	(17,059)
TeamViewer AG	Credit Suisse International	11,900	07/22/20	EUR	47.67	EUR	578	(36,295)
Adyen NV	Credit Suisse International	1,900	07/23/20	EUR	1,237.60	EUR	2,461	(194,143)
Delivery Hero SE	Goldman Sachs International	10,500	07/23/20	EUR	88.79	EUR	955	(72,409)
Xero Ltd.	Goldman Sachs International	19,000	07/23/20	AUD	88.40	AUD	1,712	(92,117)
Meituan Dianping, Class B	Goldman Sachs International	106,800	07/24/20	HKD	171.60	HKD	18,359	(113,773)
Tencent Music Entertainment Group — ADR	Goldman Sachs International	70,100	07/24/20	HKD	451.25	HKD	34,952	(445,111)

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Kakao Corp.	Morgan Stanley & Co. International PLC	2,000	07/29/20	USD	269,325.00	KRW	535,000	$(23,593)
SOITEC	Credit Suisse International	8,200	07/29/20	EUR	97.86	EUR	813	(42,120)
SOITEC	Goldman Sachs International	8,100	07/29/20	EUR	95.41	EUR	804	(55,310)
Samsung SDI Co. Ltd.	JPMorgan Chase Bank N.A.	3,800	07/29/20	USD	402,332.36	KRW	1,381,300	(53,862)
Arco Platform Ltd., Class A	Bank of America N.A.	12,200	07/30/20	USD	46.46	USD	530	(22,084)
ASML Holding NV	Morgan Stanley & Co. International PLC	13,000	08/12/20	EUR	339.98	EUR	4,250	(142,060)
Altium Ltd.	Morgan Stanley & Co. International PLC	45,500	08/12/20	AUD	34.91	AUD	1,478	(51,298)
Delivery Hero SE	Goldman Sachs International	25,400	08/12/20	EUR	102.33	EUR	2,310	(68,152)
GMO Payment Gateway, Inc.	Societe Generale	14,400	08/12/20	JPY	11,981.26	JPY	161,856	(41,088)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	624,000	08/12/20	HKD	18.92	HKD	11,224	(47,880)
Renesas Electronics Corp.	Goldman Sachs International	20,500	08/12/20	JPY	620.06	JPY	11,296	(1,230)
SOITEC	Morgan Stanley & Co. International PLC	2,400	08/12/20	EUR	99.45	EUR	238	(12,009)
TeamViewer AG	Morgan Stanley & Co. International PLC	25,000	08/12/20	EUR	51.46	EUR	1,215	(49,376)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	10,200	08/13/20	USD	45.68	USD	443	(27,477)
Arco Platform Ltd., Class A	Barclays Bank PLC	6,400	08/26/20	USD	46.35	USD	278	(9,315)

								$(4,028,058)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,329,409	$(10,104,344)	$(21,192,234)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$21,192,234	$—	$—	$—	$21,192,234

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(49,807,751)	$—	$—	$—	$(49,807,751)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(5,868,846)	$—	$—	$—	$(5,868,846)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$15,143,980

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$21,192,234
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(17,164,176)

Total derivative assets and liabilities subject to an MNA	$—	$4,028,058

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$27,515	$—	$—	$—	$27,515
Barclays Bank PLC	9,315	—	—	—	9,315
Citibank N.A.	53,567	—	—	(53,567)	—
Credit Suisse International	376,119	—	—	(90,000)	286,119
Goldman Sachs International	1,273,765	—	—	(1,210,000)	63,765
JPMorgan Chase Bank N.A.	1,034,575	—	—	(930,000)	104,575
Morgan Stanley & Co. International PLC	828,434	—	—	(760,000)	68,434
Societe Generale	348,059	—	—	(348,059)	—
UBS AG	76,709	—	—	(70,000)	6,709

	$4,028,058	$—	$—	$(3,461,626)	$566,432

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Automobiles	$6,559,846	$—	$—	$6,559,846
Banks	—	—	5,943,346	5,943,346
Communications Equipment	—	5,622,295	—	5,622,295
Diversified Consumer Services	22,919,556	—	—	22,919,556
Diversified Financial Services	—	—	2,980,893	2,980,893
Diversified Telecommunication Services	7,869,936	—	—	7,869,936
Electronic Equipment, Instruments & Components	—	9,222,110	—	9,222,110
Entertainment	38,506,518	—	—	38,506,518
Health Care Technology	9,927,497	7,666,962	—	17,594,459
Interactive Media & Services	63,722,585	36,700,934	—	100,423,519
Internet & Direct Marketing Retail	71,790,012	24,197,600	250,463	96,238,075
IT Services	158,713,700	7,959,563	4,125,880	170,799,143
Semiconductors & Semiconductor Equipment	82,673,710	36,158,470	—	118,832,180
Software	211,114,730	23,527,305	5,580,517	240,222,552
Technology Hardware, Storage & Peripherals	35,611,411	—	—	35,611,411
Preferred Stocks	—	—	67,727,925	67,727,925
Warrants	—	—	43,857	43,857

Subtotal	$709,409,501	$151,055,239	$86,652,881	$947,117,621

Investments valued at NAV(a)				2,829,525

Total Investments				$949,947,146

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(16,504,413)	$(4,687,821)	$—	$(21,192,234)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust (BST)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total
Assets:
Opening Balance, as of December 31, 2019	$11,498,561	$47,488,016	$19,454	$59,006,031
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	1,222,402	2,264,206	24,403	3,511,011
Purchases	6,160,136	17,975,703	—	24,135,839
Sales	—	—	—	—

Closing Balance, as of June 30, 2020	$18,881,099	$67,727,925	$43,857	$86,652,881

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(b)	$1,222,402	$2,264,206	$24,403	$3,511,011

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Common Stocks	$18,881,099	Market	Revenue Multiple	5.20x – 10.50x	7.73x
			Volatility	46%	—
			Time to Exit	3.0	—
Preferred Stocks(b)	67,727,925	Market	Revenue Multiple	2.75x – 20.75x	8.38x
			EBITDA	19.00x	—
			Volatility	39% – 61%	52%
			Time to Exit	2.5 – 5.0	3.2
			Recent Transactions	—	—
		Income	Discount Rate	14%	—
Warrants	43,857	Market	Revenue Multiple	5.20x	—
			Volatility	46%	—
			Time to Exit	3.0	—

	$86,652,881

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $22,513,663 changed Current Value. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 92.1%

Automobiles — 2.3%
Tesla, Inc.(a)(b)	42,973	$46,402,675

Banks — 1.2%
Klarna Holdings AB, (Acquired 08/07/19, cost $16,335,486)(c)(d)	70,539	24,473,888

Capital Markets — 0.7%
XP, Inc., Class A(a)	310,824	13,057,716

Diversified Consumer Services — 3.4%
Afya Ltd., Class A(a)	487,844	11,435,063
Arco Platform Ltd., Class A(a)	371,388	16,147,950
Chegg, Inc.(a)	326,477	21,958,843
TAL Education Group — ADR(a)	264,259	18,070,031

		67,611,887

Diversified Telecommunication Services — 0.8%
Bandwidth, Inc., Class A(a)	132,945	16,884,015

Electronic Equipment, Instruments & Components — 2.4%
Samsung Electro-Mechanics Co. Ltd.	115,071	12,484,063
Samsung SDI Co. Ltd.	63,470	19,406,687
Yageo Corp.	1,342,000	17,483,341

		49,374,091

Entertainment — 4.2%
Activision Blizzard, Inc.	300,063	22,774,782
NetEase, Inc. — ADR(b)	53,956	23,167,627
Roku, Inc.(a)(b)	108,969	12,698,158
Tencent Music Entertainment Group, ADR(a)	952,776	12,824,365
Warner Music Group Corp., Class A(a)	426,466	12,580,747

		84,045,679

Health Care Technology — 3.7%
Livongo Health, Inc.(a)	344,008	25,865,962
Ping An Healthcare and Technology Co. Ltd.(a)(e)	1,748,300	26,804,119
Teladoc Health, Inc.(a)	118,736	22,659,578

		75,329,659

Interactive Media & Services — 5.4%
Kakao Corp.	159,682	35,833,031
Snap, Inc., Class A(a)	1,236,254	29,039,606
Yandex NV, Class A(a)	326,806	16,346,836
ZoomInfo Technologies, Inc., Class A(a)(f)	553,685	28,254,546

		109,474,019

Internet & Direct Marketing Retail — 6.8%
Delivery Hero SE(a)(e)	315,146	32,386,683
Farfetch Ltd., Class A(a)	1,225,993	21,172,899
Meituan Dianping, Class B(a)	1,364,700	30,496,073
MercadoLibre, Inc.(a)(b)	28,105	27,705,066
Pinduoduo, Inc., ADR(a)	198,074	17,002,672
Tongcheng-Elong Holdings Ltd.(a)	5,149,600	9,351,235

		138,114,628

IT Services — 18.4%
Adyen NV(a)(e)	16,903	24,602,210
Agora, Inc., ADR(a)	240,744	10,633,663
Endava PLC, ADR(a)	372,171	17,975,859
GDS Holdings Ltd. — ADR(a)	203,767	16,232,079
GMO Payment Gateway, Inc.	242,100	25,322,079
Grid Dynamics Holdings, Inc.(a)	1,273,391	8,786,398
Locaweb Servicos de Internet SA(a)(e)	3,766,151	29,918,119
MongoDB, Inc.(a)	72,841	16,486,832
Okta, Inc.(a)	127,495	25,528,324
Pagseguro Digital Ltd., Class A(a)	293,140	10,359,568
Shift4 Payments, Inc., Class A(a)	117,595	4,174,623
Shopify, Inc., Class A(a)(b)	45,465	43,155,378

Security	Shares	Value

IT Services (continued)
Square, Inc., Class A(a)	324,001	$34,000,665
StoneCo Ltd., Class A(a)	421,740	16,346,642
TRAX Ltd., (Acquired 09/12/2019, cost $10,999,988)(c)(d)	293,333	11,346,120
Twilio, Inc., Class A(a)	191,341	41,984,042
Tyro Payments Ltd.(a)	4,309,296	10,647,073
Wix.com Ltd.(a)	92,888	23,799,763

		371,299,437

Multiline Retail — 1.2%
Magazine Luiza SA	1,877,085	24,731,642

Professional Services — 0.6%
CoStar Group, Inc.(a)(b)	16,997	12,079,258

Semiconductors & Semiconductor Equipment — 15.6%
ACM Research, Inc., Class A(a)	278,696	17,379,483
Advanced Micro Devices, Inc.(a)	501,680	26,393,385
BE Semiconductor Industries NV	228,711	10,140,978
Cree, Inc.(a)	325,259	19,252,080
Inphi Corp.(a)	252,837	29,708,347
KLA Corp.	58,122	11,303,567
Lasertec Corp.	403,200	38,114,729
Lattice Semiconductor Corp.(a)	515,803	14,643,647
Marvell Technology Group Ltd.	830,514	29,117,821
Monolithic Power Systems, Inc.(b)	90,194	21,375,978
Power Integrations, Inc.	97,599	11,529,370
Qorvo, Inc.(a)	168,429	18,616,457
Silergy Corp.	400,000	26,203,313
SOITEC(a)	168,756	18,798,929
STMicroelectronics NV	783,328	21,352,162

		313,930,246

Software — 25.4%
Alteryx, Inc., Class A(a)	101,298	16,641,236
Altium Ltd.	792,994	17,967,096
Atlassian Corp. PLC, Class A(a)	104,090	18,764,304
Avalara, Inc.(a)	162,203	21,587,597
Cloudflare, Inc., Class A(a)	280,165	10,071,932
Coupa Software, Inc.(a)	79,961	22,152,396
Crowdstrike Holdings, Inc., Class A(a)	172,745	17,324,596
Elastic NV(a)	176,354	16,261,602
Fair Isaac Corp.(a)(b)	35,032	14,644,777
Five9, Inc.(a)	201,887	22,342,834
Freee KK(a)	397,500	18,093,989
Kingdee International Software Group Co. Ltd.(a)	12,211,000	28,572,299
Lightspeed POS, Inc.(a)	667,851	15,953,453
Online Ventures Property Ltd., (Acquired 01/21/20, cost $20,875,811)(c)(d)	181,785	18,911,566
Rakus Co. Ltd.	462,000	8,165,845
RingCentral, Inc., Class A(a)	109,318	31,156,723
Smartsheet, Inc., Class A(a)	266,948	13,592,992
Splunk, Inc., Class A(a)	100,520	19,973,324
SVMK, Inc.(a)	670,157	15,775,496
Synopsys, Inc.(a)	102,130	19,915,350
TeamViewer AG(a)(e)	520,947	28,444,789
Trade Desk, Inc., Class A(a)(b)	40,822	16,594,143
Weimob, Inc.(a)(e)(f)	20,125,000	25,449,643
Xero Ltd.(a)	246,720	15,497,743
Zendesk, Inc.(a)	164,985	14,606,122
Zscaler, Inc.(a)	270,289	29,596,646
Zynga, Inc., Class A(a)	1,622,355	15,477,267

		513,535,760

Total Common Stocks — 92.1% (Cost — $1,156,941,946)		1,860,344,600

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 8.2%

Diversified Financial Services — 1.0%
Databricks, Inc., Series F, (Acquired 10/22/19, cost $13,200,019), 0.00%(c)(d)	307,346	$20,361,672

Electronic Equipment, Instruments & Components — 1.0%
Credo Technology Group Holding Ltd., Series D, (Acquired 03/20/20, cost $19,999,997), 0.00%(c)(d)	4,005,527	19,987,580

Road & Rail — 0.5%
FlixMobility GmbH, Series F (Acquired 07/26/19, $16,947,253), 0.00%(c)(d)	850	9,615,086

Semiconductors & Semiconductor Equipment — 3.4%
CNEX Labs, Inc. Series E, (Acquired 02/06/20 , $7,000,000), 0.00%(c)(d)	3,296,755	6,989,120
Innovium, Inc., Series E (Acquired 08/21/19 , $8,999,992), 0.00%(c)(d)	1,060,432	9,798,392
Innovium, Inc. Series F, (Acquired 06/10/20, cost $6,999,998), 0.00%(c)(d)	690,812	7,205,169
Psiquantum Corp., Series C (Acquired 09/09/19 , $9,101,310), 0.00%(c)(d)	1,962,335	9,007,118
SambaNova Systems, Inc., Series C, (Acquired 02/20/20 , cost $33,904,162), 0.00%(c)(d)	636,800	35,558,912

		68,558,711

Software — 2.3%
C3 AI, Inc., Series H, (Acquired 08/14/19, cost $24,890,190), 0.00%(c)(d)	4,940,000	26,231,400
GitLab, Inc., Series E (Acquired 09/10/19 , $11,670,984), 0.00%(c)(d)	626,482	13,212,505
Unqork, Inc., Series B (Acquired 09/19/19 , $6,801,016), 0.00%(c)(d)	14,942	7,114,335

		46,558,240

Total Preferred Stocks — 8.2% (Cost — $159,514,920)		165,081,289

Warrants — 0.0%

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, cost $0)(c)(d)	46,928	120,605

Total Warrants — 0.0% (Cost — $ — )		120,605

Total Long-Term Investments — 100.3% (Cost — $1,316,456,866)		2,025,546,494

Security	Shares	Value

Short-Term Securities — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(g)(i)	27,568,401	$27,568,401
SL Liquidity Series, LLC, Money Market Series, 0.50%(g)(h)(i)	7,984,771	7,991,159

Total Short-Term Securities — 1.8% (Cost — $35,558,771)		35,559,560

Total Investments Before Options Written — 102.1% (Cost — $1,352,015,637)		2,061,106,054

Options Written — (2.0)% (Premiums Received — $21,546,954)		(39,725,393)

Total Investments, Net of Options Written — 100.1% (Cost — $1,330,468,683)		2,021,380,661

Liabilities in Excess of Other Assets — (0.1)%		(1,998,862)

Net Assets — 100.0%		$2,019,381,799

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $219,933,468 representing 10.9% of its net assets as of period end, and an original cost of $207,726,206.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Security, or a portion of the security, is on loan.
(g)	Annualized 7-day yield as of period end.
(h)	Security was purchased with the cash collateral from loaned securities.

(i)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	96,230,373	—	(68,661,972	)(b)	27,568,401	$27,568,401	$133,771		$—	$—
SL Liquidity Series, LLC, Money Market Series	66,921,514	—	(58,936,743	)(b)	7,984,771	7,991,159	273,735	(c)	13,942	789

						$35,559,560	$407,506		$13,942	$789

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust II (BSTZ)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Activision Blizzard, Inc.	161	07/02/20	USD	74.00	USD	1,222	$(30,670)
RingCentral, Inc., Class A	39	07/02/20	USD	257.50	USD	1,112	(108,225)
Tesla, Inc.	29	07/02/20	USD	890.00	USD	3,131	(549,695)
Twilio, Inc., Class A	111	07/02/20	USD	205.00	USD	2,436	(160,950)
Activision Blizzard, Inc.	67	07/10/20	USD	77.00	USD	509	(7,169)
Advanced Micro Devices, Inc.	177	07/10/20	USD	56.00	USD	931	(9,558)
Atlassian Corp. PLC, Class A	108	07/10/20	USD	195.00	USD	1,947	(9,450)
Cree, Inc.	246	07/10/20	USD	61.00	USD	1,456	(24,969)
Crowdstrike Holdings, Inc., Class A	147	07/10/20	USD	106.00	USD	1,474	(24,255)
Okta, Inc.	178	07/10/20	USD	190.00	USD	3,564	(226,060)
RingCentral, Inc., Class A	50	07/10/20	USD	277.50	USD	1,425	(74,000)
Shopify, Inc., Class A	76	07/10/20	USD	735.00	USD	7,214	(1,629,060)
Snap, Inc., Class A	453	07/10/20	USD	21.00	USD	1,064	(116,874)
Square, Inc., Class A	268	07/10/20	USD	86.00	USD	2,812	(517,910)
Tesla, Inc.	29	07/10/20	USD	900.00	USD	3,131	(528,815)
Trade Desk, Inc., Class A	55	07/10/20	USD	360.00	USD	2,236	(267,025)
Twilio, Inc., Class A	112	07/10/20	USD	202.50	USD	2,458	(206,360)
Zscaler, Inc.	164	07/10/20	USD	105.00	USD	1,796	(104,140)
Zynga, Inc., Class A	1,233	07/10/20	USD	10.50	USD	1,176	(5,548)
ACM Research, Inc., Class A	641	07/17/20	USD	75.00	USD	3,997	(46,473)
Activision Blizzard, Inc.	160	07/17/20	USD	75.00	USD	1,214	(42,560)
Advanced Micro Devices, Inc.	312	07/17/20	USD	60.00	USD	1,641	(13,104)
Afya Ltd., Class A	688	07/17/20	USD	22.50	USD	1,613	(116,960)
Afya Ltd., Class A	221	07/17/20	USD	25.00	USD	518	(11,050)
Alteryx, Inc., Class A	232	07/17/20	USD	190.00	USD	3,811	(28,420)
Avalara, Inc.	169	07/17/20	USD	103.00	USD	2,249	(511,449)
Bandwidth, Inc., Class A	153	07/17/20	USD	115.50	USD	1,943	(210,098)
Chegg, Inc.	375	07/17/20	USD	65.00	USD	2,522	(166,875)
Cloudflare, Inc., Class A	644	07/17/20	USD	43.00	USD	2,315	(49,910)
CoStar Group, Inc.	50	07/17/20	USD	720.00	USD	3,553	(77,250)
Coupa Software, Inc.	111	07/17/20	USD	210.00	USD	3,075	(749,805)
Cree, Inc.	200	07/17/20	USD	57.50	USD	1,184	(67,500)
Elastic NV	138	07/17/20	USD	60.00	USD	1,272	(450,570)
Fair Isaac Corp.	40	07/17/20	USD	360.00	USD	1,672	(239,200)
Farfetch Ltd., Class A	760	07/17/20	USD	18.00	USD	1,313	(62,700)
Five9, Inc.	232	07/17/20	USD	105.00	USD	2,568	(171,680)
Inphi Corp.	333	07/17/20	USD	115.00	USD	3,913	(223,110)
KLA Corp.	72	07/17/20	USD	190.00	USD	1,400	(68,400)
Lattice Semiconductor Corp.	633	07/17/20	USD	30.00	USD	1,797	(33,232)
Lattice Semiconductor Corp.	553	07/17/20	USD	25.25	USD	1,570	(193,878)
Lightspeed POS, Inc.	1,540	07/17/20	CAD	36.00	CAD	4,994	(27,225)
Livongo Health, Inc.	391	07/17/20	USD	65.00	USD	2,940	(441,830)
Livongo Health, Inc.	9	07/17/20	USD	70.00	USD	68	(6,480)
Marvell Technology Group Ltd.	62	07/17/20	USD	36.00	USD	217	(5,673)
MongoDB, Inc.	61	07/17/20	USD	210.00	USD	1,381	(125,965)
Monolithic Power Systems, Inc.	145	07/17/20	USD	230.00	USD	3,437	(176,175)
NetEase, Inc. — ADR	56	07/17/20	USD	420.00	USD	2,405	(120,680)
Pagseguro Digital Ltd., Class A	293	07/17/20	USD	37.50	USD	1,035	(25,637)
Pinduoduo, Inc., ADR	227	07/17/20	USD	85.00	USD	1,949	(119,175)
Power Integrations, Inc.	224	07/17/20	USD	120.00	USD	2,646	(53,200)
Qorvo, Inc.	223	07/17/20	USD	100.00	USD	2,465	(258,680)
RingCentral, Inc., Class A	68	07/17/20	USD	260.00	USD	1,938	(207,400)
Roku, Inc.	203	07/17/20	USD	110.00	USD	2,366	(210,613)
Shift4 Payments, Inc., Class A	270	07/17/20	USD	50.00	USD	959	(6,075)
Shopify, Inc., Class A	69	07/17/20	USD	775.00	USD	6,549	(1,227,855)

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Smartsheet, Inc., Class A	306	07/17/20	USD	55.00	USD	1,558	$(29,835)
Snap, Inc., Class A	982	07/17/20	USD	18.00	USD	2,307	(545,010)
Splunk, Inc., Class A	102	07/17/20	USD	190.00	USD	2,027	(124,950)
Square, Inc., Class A	280	07/17/20	USD	82.50	USD	2,938	(647,500)
SVMK, Inc.	1,080	07/17/20	USD	20.00	USD	2,542	(383,400)
Synopsys, Inc.	234	07/17/20	USD	195.00	USD	4,563	(139,230)
TAL Education Group — ADR	304	07/17/20	USD	60.00	USD	2,079	(269,040)
Teladoc Health, Inc.	282	07/17/20	USD	180.00	USD	5,382	(446,970)
Tencent Music Entertainment Group — ADR	1,096	07/17/20	USD	14.00	USD	1,475	(30,140)
Tesla, Inc.	44	07/17/20	USD	815.00	USD	4,751	(1,173,040)
Tesla, Inc.	39	07/17/20	USD	1,030.00	USD	4,211	(331,208)
Twilio, Inc., Class A	18	07/17/20	USD	200.00	USD	395	(40,050)
Warner Music Group Corp., Class A	490	07/17/20	USD	35.00	USD	1,446	(6,125)
Warner Music Group Corp., Class A	490	07/17/20	USD	40.00	USD	1,446	(2,450)
Wix.com Ltd.	213	07/17/20	USD	220.00	USD	5,457	(817,920)
XP, Inc., Class A	357	07/17/20	USD	50.00	USD	1,500	(14,280)
Yandex NV, Class A	365	07/17/20	USD	44.00	USD	1,826	(239,075)
Zendesk, Inc.	178	07/17/20	USD	82.50	USD	1,576	(131,720)
ZoomInfo Technologies, Inc., Class A	637	07/17/20	USD	85.00	USD	3,251	(3,185)
Zscaler, Inc.	341	07/17/20	USD	77.50	USD	3,734	(1,087,790)
Zynga, Inc., Class A	1,233	07/17/20	USD	11.00	USD	1,176	(4,315)
Activision Blizzard, Inc.	151	07/24/20	USD	77.00	USD	1,146	(32,389)
Advanced Micro Devices, Inc.	146	07/24/20	USD	58.00	USD	768	(10,950)
Advanced Micro Devices, Inc.	93	07/24/20	USD	60.00	USD	489	(5,347)
Cree, Inc.	302	07/24/20	USD	59.00	USD	1,788	(92,412)
Marvell Technology Group Ltd.	707	07/24/20	USD	36.00	USD	2,479	(79,538)
Marvell Technology Group Ltd.	92	07/24/20	USD	38.00	USD	323	(4,738)
MercadoLibre, Inc.	35	07/24/20	USD	960.00	USD	3,450	(197,750)
MongoDB, Inc.	112	07/24/20	USD	210.00	USD	2,535	(249,200)
NetEase, Inc. — ADR	68	07/24/20	USD	437.50	USD	2,920	(87,720)
Pinduoduo, Inc., ADR	114	07/24/20	USD	85.00	USD	979	(66,690)
RingCentral, Inc., Class A	94	07/24/20	USD	305.00	USD	2,679	(91,180)
Roku, Inc.	162	07/24/20	USD	120.00	USD	1,888	(104,490)
Roku, Inc.	51	07/24/20	USD	135.00	USD	594	(12,852)
Shopify, Inc., Class A	67	07/24/20	USD	820.00	USD	6,360	(955,420)
SVMK, Inc.	460	07/24/20	USD	22.50	USD	1,083	(83,860)
Snap, Inc., Class A	955	07/24/20	USD	24.00	USD	2,243	(127,970)
Splunk, Inc., Class A	33	07/24/20	USD	185.00	USD	656	(54,285)
Teladoc Health, Inc.	154	07/24/20	USD	175.00	USD	2,939	(324,170)
Trade Desk, Inc., Class A	27	07/24/20	USD	370.00	USD	1,098	(124,335)
Activision Blizzard, Inc.	151	07/31/20	USD	79.00	USD	1,146	(26,047)
Advanced Micro Devices, Inc.	215	07/31/20	USD	55.00	USD	1,131	(53,213)
Coupa Software, Inc.	72	07/31/20	USD	225.00	USD	1,995	(392,400)
Crowdstrike Holdings, Inc., Class A	147	07/31/20	USD	101.00	USD	1,474	(97,755)
KLA Corp.	61	07/31/20	USD	195.00	USD	1,186	(58,865)
Marvell Technology Group Ltd.	518	07/31/20	USD	37.50	USD	1,816	(41,699)
MongoDB, Inc.	116	07/31/20	USD	222.50	USD	2,626	(186,760)
Pinduoduo, Inc., ADR	114	07/31/20	USD	95.00	USD	979	(32,490)
Roku, Inc.	183	07/31/20	USD	145.00	USD	2,132	(33,581)
Snap, Inc., Class A	90	07/31/20	USD	26.50	USD	211	(7,155)
Splunk, Inc., Class A	96	07/31/20	USD	185.00	USD	1,908	(174,720)
Square, Inc., Class A	197	07/31/20	USD	115.00	USD	2,067	(56,145)
StoneCo Ltd., Class A	421	07/31/20	USD	38.50	USD	1,632	(122,090)
Teladoc Health, Inc.	300	07/31/20	USD	200.00	USD	5,725	(349,500)
Tesla, Inc.	56	07/31/20	USD	1,000.00	USD	6,047	(789,880)
Trade Desk, Inc., Class A	12	07/31/20	USD	395.00	USD	488	(40,800)
Twilio, Inc., Class A	99	07/31/20	USD	220.00	USD	2,172	(147,510)
Yandex NV, Class A	376	07/31/20	USD	51.00	USD	1,881	(87,420)
Zscaler, Inc.	116	07/31/20	USD	106.00	USD	1,270	(102,080)
Advanced Micro Devices, Inc.	210	08/21/20	USD	57.50	USD	1,105	(51,450)
Afya Ltd., Class A	213	08/21/20	USD	25.00	USD	499	(28,222)
Atlassian Corp. PLC, Class A	131	08/21/20	USD	195.00	USD	2,362	(97,595)

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Avalara, Inc.	206	08/21/20	USD	110.00	USD	2,742	$(545,900)
Bandwidth, Inc., Class A	152	08/21/20	USD	130.00	USD	1,930	(148,200)
Chegg, Inc.	375	08/21/20	USD	70.00	USD	2,522	(217,500)
Crowdstrike Holdings, Inc., Class A	103	08/21/20	USD	120.00	USD	1,033	(26,780)
Elastic NV	267	08/21/20	USD	100.00	USD	2,462	(116,145)
Fair Isaac Corp.	40	08/21/20	USD	429.00	USD	1,672	(87,589)
Farfetch Ltd., Class A	1,032	08/21/20	USD	16.00	USD	1,782	(288,960)
Five9, Inc.	232	08/21/20	USD	110.00	USD	2,568	(240,120)
GDS Holdings Ltd. — ADR	468	08/21/20	USD	75.00	USD	3,728	(404,820)
Inphi Corp.	251	08/21/20	USD	115.00	USD	2,949	(298,690)
Livongo Health, Inc.	391	08/21/20	USD	70.00	USD	2,940	(435,965)
Marvell Technology Group Ltd.	531	08/21/20	USD	36.00	USD	1,862	(95,049)
MercadoLibre, Inc.	29	08/21/20	USD	990.00	USD	2,859	(231,420)
MongoDB, Inc.	112	08/21/20	USD	210.00	USD	2,535	(308,560)
Monolithic Power Systems, Inc.	62	08/21/20	USD	230.00	USD	1,469	(127,100)
Okta, Inc.	115	08/21/20	USD	185.00	USD	2,303	(261,050)
Qorvo, Inc.	112	08/21/20	USD	115.00	USD	1,238	(64,400)
Qorvo, Inc.	52	08/21/20	USD	120.00	USD	575	(19,500)
Shopify, Inc., Class A	38	08/21/20	USD	915.00	USD	3,607	(413,060)
Smartsheet, Inc., Class A	306	08/21/20	USD	55.00	USD	1,558	(74,205)
Snap, Inc., Class A	363	08/21/20	USD	24.00	USD	853	(70,241)
TAL Education Group — ADR	303	08/21/20	USD	70.00	USD	2,072	(128,775)
Teladoc Health, Inc.	154	08/21/20	USD	200.00	USD	2,939	(223,300)
Tencent Music Entertainment Group — ADR	1,095	08/21/20	USD	14.00	USD	1,474	(76,650)
Tesla, Inc.	39	08/21/20	USD	980.00	USD	4,211	(663,683)
Twilio, Inc., Class A	100	08/21/20	USD	230.00	USD	2,194	(153,750)
XP, Inc., Class A	357	08/21/20	USD	50.00	USD	1,500	(71,400)
Yandex NV, Class A	10	08/21/20	USD	46.00	USD	50	(5,800)
Zendesk, Inc.	201	08/21/20	USD	90.00	USD	1,779	(120,600)
ZoomInfo Technologies, Inc., Class A	637	08/21/20	USD	65.00	USD	3,251	(191,100)
Zynga, Inc., Class A	1,265	08/21/20	USD	10.00	USD	1,207	(66,413)

							$(29,474,251)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Samsung SDI Ltd	UBS AG	11,000	07/01/20	KRW	307,007.81	KRW	4,045,638	$(518,019)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	5,200	07/02/20	USD	62.02	USD	226	—
Kakao Corp.	Morgan Stanley & Co. International PLC	11,400	07/06/20	KRW	231,000.00	KRW	3,077,116	(347,574)
Weimob, Inc.	JPMorgan Chase Bank N.A.	788,000	07/07/20	HKD	6.03	HKD	7,722	(383,721)
Adyen NV	Morgan Stanley & Co. International PLC	1,200	07/08/20	EUR	1,193.05	EUR	1,555	(144,122)
Altium Ltd.	UBS AG	95,000	07/08/20	AUD	39.75	AUD	3,119	(726)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	12,500	07/08/20	USD	59.45	USD	544	(3)
Endava PLC, ADR	Bank of America N.A.	4,700	07/08/20	USD	49.25	USD	227	(6,453)
Freee KK	JPMorgan Chase Bank N.A.	46,600	07/08/20	JPY	5,012.95	JPY	229,037	(79,398)
Lasertec Corp.	JPMorgan Chase Bank N.A.	31,100	07/08/20	JPY	9,704.90	JPY	317,436	(192,973)
Ping An Healthcare and Technology Co. Ltd.	JPMorgan Chase Bank N.A.	166,100	07/08/20	HKD	109.35	HKD	19,738	(226,144)
Meituan Dianping, Class B	Societe Generale	101,100	07/09/20	HKD	151.60	HKD	17,511	(284,723)
Delivery Hero SE	Morgan Stanley & Co. International PLC	50,800	07/14/20	EUR	88.54	EUR	4,647	(301,364)
GMO Payment Gateway, Inc.	Citibank N.A.	23,200	07/14/20	JPY	11,564.80	JPY	262,009	(66,823)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	7,600	07/14/20	JPY	12,442.50	JPY	85,830	(6,560)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	1,244,000	07/14/20	HKD	13.99	HKD	22,566	(666,379)
Locaweb Servicos de Internet SA	Credit Suisse International	376,600	07/14/20	BRL	28.88	BRL	16,269	(995,486)
Magazine Luiza SA	Morgan Stanley & Co. International PLC	271,700	07/14/20	BRL	65.46	BRL	19,467	(332,925)
Magazine Luiza SA	Morgan Stanley & Co. International PLC	160,000	07/14/20	BRL	65.50	BRL	11,464	(195,046)
Samsung Electro-Mechanics Co. Ltd.	UBS AG	12,200	07/14/20	KRW	127,050.00	KRW	1,592,067	(71,359)
Silergy Corp.	Goldman Sachs International	12,000	07/14/20	TWD	1,580.25	TWD	23,193	(142,652)
Silergy Corp.	Morgan Stanley & Co. International PLC	80,000	07/14/20	TWD	1,774.50	TWD	154,623	(526,914)
SOITEC	Morgan Stanley & Co. International PLC	14,600	07/14/20	EUR	91.82	EUR	1,448	(131,136)

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
STMicroelectronics NV	UBS AG	39,400	07/14/20	EUR	23.20	EUR	956	$(69,086)
TeamViewer AG	Credit Suisse International	53,800	07/14/20	EUR	46.30	EUR	2,615	(188,229)
Yageo Corp.	JPMorgan Chase Bank N.A.	150,000	07/14/20	TWD	394.80	TWD	57,657	(67,086)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	8,700	07/15/20	USD	50.28	USD	378	(2,771)
Endava PLC, ADR	JPMorgan Chase Bank N.A.	11,600	07/15/20	USD	52.64	USD	560	(11,054)
Weimob, Inc.	JPMorgan Chase Bank N.A.	807,000	07/15/20	HKD	7.18	HKD	7,909	(277,340)
Altium Ltd.	Morgan Stanley & Co. International PLC	40,900	07/21/20	AUD	39.14	AUD	1,343	(5,847)
Freee KK	JPMorgan Chase Bank N.A.	44,900	07/21/20	JPY	5,638.50	JPY	220,682	(51,766)
Kingdee International Software Group Co. Ltd.	Morgan Stanley & Co. International PLC	1,258,000	07/21/20	HKD	15.39	HKD	22,820	(465,157)
Lasertec Corp.	Goldman Sachs International	63,100	07/21/20	JPY	9,796.50	JPY	644,058	(464,700)
Ping An Healthcare and Technology Co. Ltd.	Morgan Stanley & Co. International PLC	248,400	07/21/20	HKD	115.84	HKD	29,517	(265,692)
Rakus Co. Ltd.	Goldman Sachs International	42,000	07/21/20	JPY	2,254.88	JPY	80,155	(11,831)
SOITEC	UBS AG	10,000	07/21/20	EUR	98.81	EUR	992	(37,947)
Yageo Corp.	Citibank N.A.	159,000	07/21/20	TWD	411.60	TWD	61,116	(63,878)
Arco Platform Ltd., Class A	Bank of America N.A.	8,700	07/22/20	USD	47.16	USD	378	(10,499)
Endava PLC, ADR	JPMorgan Chase Bank N.A.	10,300	07/22/20	USD	51.41	USD	497	(18,055)
STMicroelectronics NV	Goldman Sachs International	39,000	07/22/20	EUR	25.87	EUR	946	(24,282)
TeamViewer AG	Credit Suisse International	42,200	07/22/20	EUR	47.67	EUR	2,051	(128,709)
Weimob, Inc.	JPMorgan Chase Bank N.A.	1,234,000	07/22/20	HKD	10.63	HKD	12,093	(78,471)
Adyen NV	Credit Suisse International	2,700	07/23/20	EUR	1,237.60	EUR	3,498	(275,887)
Delivery Hero SE	Goldman Sachs International	17,000	07/23/20	EUR	88.79	EUR	1,555	(117,233)
Xero Ltd.	Goldman Sachs International	19,000	07/23/20	AUD	88.40	AUD	1,729	(92,117)
Meituan Dianping, Class B	Goldman Sachs International	214,900	07/24/20	HKD	171.60	HKD	37,221	(228,931)
Tongcheng-Elong Holdings Ltd.	JPMorgan Chase Bank N.A.	534,000	07/24/20	HKD	14.83	HKD	7,513	(33,750)
Farfetch Ltd., Class A	Bank of America N.A.	103,000	07/27/20	USD	16.50	USD	1,779	(185,440)
BE Semiconductor Industries NV	UBS AG	42,000	07/29/20	EUR	39.79	EUR	1,658	(85,771)
Kakao Corp.	Morgan Stanley & Co. International PLC	4,600	07/29/20	KRW	269,325.00	KRW	1,241,643	(54,264)
Rakus Co. Ltd.	BNP Paribas S.A.	64,200	07/29/20	JPY	2,125.26	JPY	122,523	(43,723)
SOITEC	Credit Suisse International	5,500	07/29/20	EUR	97.86	EUR	545	(28,251)
SOITEC	Goldman Sachs International	4,900	07/29/20	EUR	95.41	EUR	486	(33,459)
Samsung SDI Ltd	JPMorgan Chase Bank N.A.	3,500	07/29/20	KRW	402,332.36	KRW	1,287,249	(49,610)
Samsung Electro-Mechanics Co. Ltd.	JPMorgan Chase Bank N.A.	14,300	07/29/20	KRW	136,500.00	KRW	1,866,111	(66,660)
Tyro Payments Ltd.	UBS AG	495,000	07/29/20	AUD	3.73	AUD	1,772	(115,479)
Weimob, Inc.	Societe Generale	1,000,000	07/29/20	HKD	9.07	HKD	9,800	(168,312)
Xero Ltd.	Citibank N.A.	29,500	07/29/20	AUD	91.99	AUD	2,685	(121,127)
Arco Platform Ltd., Class A	Bank of America N.A.	18,500	07/30/20	USD	46.46	USD	804	(33,487)
Tongcheng-Elong Holdings Ltd.	Societe Generale	650,400	08/05/20	HKD	14.77	HKD	9,151	(57,162)
Weimob, Inc.	Morgan Stanley & Co. International PLC	800,000	08/05/20	HKD	9.56	HKD	7,840	(118,539)
Endava PLC, ADR	JPMorgan Chase Bank N.A.	29,500	08/11/20	USD	51.61	USD	1,425	(82,117)
Altium Ltd.	Morgan Stanley & Co. International PLC	46,500	08/12/20	AUD	34.91	AUD	1,527	(52,426)
BE Semiconductor Industries NV	Morgan Stanley & Co. International PLC	10,600	08/12/20	EUR	39.60	EUR	418	(27,945)
Delivery Hero SE	Goldman Sachs International	4,700	08/12/20	EUR	102.33	EUR	430	(12,611)
GMO Payment Gateway, Inc.	Societe Generale	24,900	08/12/20	JPY	11,981.26	JPY	281,208	(71,048)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	306,000	08/12/20	HKD	18.92	HKD	5,551	(23,479)
SOITEC	Morgan Stanley & Co. International PLC	3,800	08/12/20	EUR	99.45	EUR	377	(19,015)
TeamViewer AG	Morgan Stanley & Co. International PLC	23,900	08/12/20	EUR	51.46	EUR	1,162	(47,203)
Xero Ltd.	Goldman Sachs International	8,300	08/12/20	AUD	93.35	AUD	755	(38,687)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	17,200	08/13/20	USD	45.68	USD	748	(46,334)
Endava PLC, ADR	UBS AG	29,400	08/21/20	USD	50.32	USD	1,420	(36,926)
Arco Platform Ltd., Class A	Barclays Bank PLC	14,600	08/26/20	USD	46.35	USD	635	(21,249)

								$(10,251,142)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,984,703	$(20,163,142)	$(39,725,393)

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust II (BSTZ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$39,725,393	$—	$—	$—	$39,725,393

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(109,617,139)	$—	$—	$—	$(109,617,139)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(11,611,659)	$—	$—	$—	$(11,611,659)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$28,313,315

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$39,725,393
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(29,474,251)

Total derivative assets and liabilities subject to an MNA	$—	$10,251,142

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$235,879	$—	$—	$(90,000)	$145,879
Barclays Bank PLC	21,249	—	—	—	21,249
BNP Paribas S.A.	43,723	—	—	—	43,723
Citibank N.A.	251,828	—	—	(251,828)	—
Credit Suisse International	1,616,562	—	—	(1,390,000)	226,562
Goldman Sachs International	1,166,503	—	—	(1,060,000)	106,503
JPMorgan Chase Bank N.A.	2,363,671	—	—	(1,840,000)	523,671
Morgan Stanley & Co. International PLC	3,035,169	—	—	(2,710,000)	325,169
Societe Generale	581,245	—	—	(581,245)	—
UBS AG	935,313	—	—	(935,313)	—

	$10,251,142	$—	$—	$(8,858,386)	$1,392,756

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust II (BSTZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Automobiles	$46,402,675	$—	$—	$46,402,675
Banks	—	—	24,473,888	24,473,888
Capital Markets	13,057,716	—	—	13,057,716
Diversified Consumer Services	67,611,887	—	—	67,611,887
Diversified Telecommunication Services	16,884,015	—	—	16,884,015
Electronic Equipment, Instruments & Components	—	49,374,091	—	49,374,091
Entertainment	84,045,679	—	—	84,045,679
Health Care Technology	48,525,540	26,804,119	—	75,329,659
Interactive Media & Services	73,640,988	35,833,031	—	109,474,019
Internet & Direct Marketing Retail	65,880,637	72,233,991	—	138,114,628
IT Services	323,984,164	35,969,153	11,346,120	371,299,437
Multiline Retail	24,731,642	—	—	24,731,642
Professional Services	12,079,258	—	—	12,079,258
Semiconductors & Semiconductor Equipment	199,320,135	114,610,111	—	313,930,246
Software	380,877,579	113,746,615	18,911,566	513,535,760
Preferred Stocks	—	—	165,081,289	165,081,289
Short-Term Securities	27,568,401	—	—	27,568,401
Warrants	—	—	120,605	120,605

Subtotal	$1,384,610,316	$448,571,111	$219,933,468	$2,053,114,895

Investments Valued at NAV(a)				7,991,159

Total Investments				$2,061,106,054

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(28,387,377)	$(11,338,016)	$—	$(39,725,393)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Common Stocks	Warrants	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2019	$29,199,661	$53,498	$91,720,586	$120,973,745
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	4,656,102	67,107	5,445,485	10,168,694
Purchases	20,875,811	—	67,915,218	88,791,029
Sales	—	—	—	—

Closing Balance, as of June 30, 2020	$54,731,574	$120,605	$165,081,289	$219,933,468

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(a)	$4,656,102	$67,107	$5,445,485	$10,168,694

(a)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Science and Technology Trust II (BSTZ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Common Stocks	$54,731,574	Market	Revenue Multiple	5.20x – 10.00x	7.54x
			Volatility	46%	—
			Time to Exit	3.0	—
Preferred Stocks(b)	165,081,289	Market	Revenue Multiple	2.75x – 20.75x	8.62x
			Volatility	39% – 61%	54%
			Time to Exit	2.5 – 5.0	3.2
			Recent Transactions	—	—
Warrants	120,605	Market	Revenue Multiple	5.20x	—
			Volatility	46%	—
			Time to Exit	3.0	—

	$219,933,468

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $56,208,158 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (unaudited) June 30, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.3%

Building Products — 6.4%
AO Smith Corp.(a)	89,950	$4,238,445
Johnson Controls International PLC(a)	187,409	6,398,143
Kingspan Group PLC	102,875	6,641,228
Trane Technologies PLC(a)	62,400	5,552,352

		22,830,168

Chemicals — 5.0%
Air Liquide SA	24,689	3,569,701
Johnson Matthey PLC	104,795	2,729,274
LG Chem Ltd.	4,250	1,753,886
Linde PLC	21,172	4,484,112
Sika AG, Registered Shares	18,190	3,506,528
Umicore SA	39,350	1,857,479

		17,900,980

Commercial Services & Supplies — 5.0%
Waste Connections, Inc.(a)	83,950	7,873,671
Waste Management, Inc.(a)	91,450	9,685,469

		17,559,140

Construction & Engineering — 3.6%
Quanta Services, Inc.(a)	70,110	2,750,415
Vinci SA	106,050	9,833,297

		12,583,712

Electric Utilities — 32.7%
American Electric Power Co., Inc.(a)	66,200	5,272,168
Duke Energy Corp.(a)	98,268	7,850,631
Edison International	96,600	5,246,346
Enel SpA	2,500,575	21,626,076
Entergy Corp.(a)	26,550	2,490,655
Exelon Corp.(a)	130,408	4,732,506
FirstEnergy Corp.(a)	213,100	8,264,018
Iberdrola SA	1,325,068	15,469,744
Neoenergia SA	1,146,100	4,029,612
NextEra Energy, Inc.(a)(b)	130,795	31,413,035
PPL Corp.(a)	206,500	5,335,960
Xcel Energy, Inc.(a)	69,740	4,358,750

		116,089,501

Electrical Equipment — 6.3%
Eaton Corp. PLC(a)	30,400	2,659,392
Schneider Electric SE	81,532	9,069,343
Sunrun, Inc.(a)(c)	88,800	1,751,136
Vestas Wind Systems A/S	88,160	9,027,827

		22,507,698

Electronic Equipment, Instruments & Components — 1.5%
Hexagon AB, Class B(c)	61,750	3,626,304
Samsung SDI Co. Ltd.	5,650	1,727,553

		5,353,857

Independent Power and Renewable Electricity Producers — 7.8%
AES Corp.(a)	351,540	5,093,815
China Longyuan Power Group Corp. Ltd., Class H	12,875,000	7,258,996
EDP Renováveis, S.A.	1,114,750	15,404,780

		27,757,591

Machinery — 1.6%
Atlas Copco AB, Class B	155,000	5,759,492

Multi-Utilities — 15.4%
CMS Energy Corp.(a)	128,310	7,495,870
Dominion Energy, Inc.(a)	143,598	11,657,286
National Grid PLC	747,224	9,116,428
Public Service Enterprise Group, Inc.(a)	176,292	8,666,515

Security	Shares	Value

Multi-Utilities (continued)
RWE AG	377,050	$13,199,408
Sempra Energy(a)	39,000	4,571,970

		54,707,477

Oil, Gas & Consumable Fuels — 9.9%
Enterprise Products Partners LP(a)	183,363	3,331,706
Kinder Morgan, Inc.(a)	727,950	11,043,001
TC Energy Corp.	246,250	10,520,404
Williams Cos., Inc.(a)	528,605	10,054,067

		34,949,178

Semiconductors & Semiconductor Equipment — 4.1%
Canadian Solar, Inc.(c)	54,070	1,041,929
First Solar, Inc.(a)(c)	100,934	4,996,233
Infineon Technologies AG	126,500	2,964,171
Maxim Integrated Products, Inc.(a)	45,640	2,766,240
ON Semiconductor Corp.(a)(c)	131,580	2,607,916

		14,376,489

Total Long-Term Investments — 99.3% (Cost — $276,588,342)		352,375,283

Short-Term Securities — 2.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(d)(e)	8,334,587	8,334,587

Total Short-Term Securities — 2.3% (Cost — $8,334,587)		8,334,587

Total Investments Before Options Written — 101.6% (Cost — $284,922,929)		360,709,870

Options Written — (1.3)% (Premiums Received — $3,193,621)		(4,681,958)

Total Investments, Net of Options Written — 100.3% (Cost — $281,729,308)		356,027,912

Liabilities in Excess of Other Assets — (0.3)%		(1,167,479)

Net Assets — 100.0%		$354,860,433

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

(e)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	12,716,146	—	(4,381,559	)(b)	8,334,587	$8,334,587	$35,677	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Eaton Corp. PLC	53	07/02/20	USD	81.50	USD	464	$(27,825)
Kinder Morgan, Inc.	273	07/02/20	USD	16.00	USD	414	(273)
First Solar, Inc.	84	07/10/20	USD	53.00	USD	416	(2,814)
Kinder Morgan, Inc.	508	07/10/20	USD	17.50	USD	771	(4,572)
TC Energy Corp.	478	07/10/20	CAD	60.50	CAD	2,772	(4,753)
AES Corp.	628	07/17/20	USD	14.00	USD	910	(53,380)
AO Smith Corp.	157	07/17/20	USD	45.00	USD	740	(43,175)
American Electric Power Co., Inc.	113	07/17/20	USD	82.50	USD	900	(7,627)
CMS Energy Corp.	214	07/17/20	USD	55.00	USD	1,250	(82,390)
CMS Energy Corp.	11	07/17/20	USD	60.00	USD	64	(715)
Dominion Energy, Inc.	251	07/17/20	USD	87.50	USD	2,038	(3,137)
Dominion Energy, Inc.	251	07/17/20	USD	90.00	USD	2,038	(3,765)
Duke Energy Corp.	330	07/17/20	USD	87.50	USD	2,636	(3,300)
Duke Energy Corp.	13	07/17/20	USD	92.50	USD	104	(130)
Enterprise Products Partners LP	402	07/17/20	USD	20.00	USD	730	(3,015)
Exelon Corp.	222	07/17/20	USD	38.00	USD	806	(7,215)
Exelon Corp.	222	07/17/20	USD	41.00	USD	806	(2,220)
Exelon Corp.	12	07/17/20	USD	42.00	USD	44	(120)
First Solar, Inc.	91	07/17/20	USD	47.50	USD	450	(28,165)
FirstEnergy Corp.	138	07/17/20	USD	47.00	USD	535	(1,380)
FirstEnergy Corp.	138	07/17/20	USD	43.00	USD	535	(690)
FirstEnergy Corp.	23	07/17/20	USD	45.00	USD	89	(345)
Johnson Controls International PLC	158	07/17/20	USD	36.00	USD	539	(5,530)
Kinder Morgan, Inc.	408	07/17/20	USD	16.00	USD	619	(7,956)
NextEra Energy, Inc.	292	07/17/20	USD	238.00	USD	7,013	(220,549)
ON Semiconductor Corp.	226	07/17/20	USD	17.00	USD	448	(71,190)
PPL Corp.	181	07/17/20	USD	27.00	USD	468	(5,430)
Public Service Enterprise Group, Inc.	218	07/17/20	USD	50.00	USD	1,072	(16,350)
Public Service Enterprise Group, Inc.	68	07/17/20	USD	55.00	USD	334	(1,020)
Quanta Services, Inc.	107	07/17/20	USD	42.00	USD	420	(3,477)
Sempra Energy	7	07/17/20	USD	140.00	USD	82	(175)
Sempra Energy	125	07/17/20	USD	130.00	USD	1,465	(3,750)
Sunrun, Inc.	241	07/17/20	USD	17.00	USD	475	(63,865)
TC Energy Corp.	95	07/17/20	CAD	64.00	CAD	551	(420)
Trane Technologies PLC	112	07/17/20	USD	105.00	USD	997	(1,120)
Waste Connections, Inc.	109	07/17/20	USD	95.00	USD	1,022	(16,350)
Waste Management, Inc.	160	07/17/20	USD	105.00	USD	1,695	(43,200)
Williams Cos., Inc.	588	07/17/20	USD	20.00	USD	1,118	(15,876)
Xcel Energy, Inc.	133	07/17/20	USD	65.00	USD	831	(6,317)
Eaton Corp. PLC	53	07/24/20	USD	91.50	USD	464	(12,323)
Enterprise Products Partners LP	79	07/24/20	USD	19.50	USD	144	(1,975)
First Solar, Inc.	84	07/24/20	USD	55.50	USD	416	(4,116)

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Johnson Controls International PLC	340	07/24/20	USD	37.00	USD	1,161	$(12,240)
Kinder Morgan, Inc.	169	07/24/20	USD	17.50	USD	256	(2,028)
TC Energy Corp.	192	07/24/20	CAD	59.50	CAD	1,114	(11,809)
Williams Cos., Inc.	254	07/24/20	USD	21.50	USD	483	(3,683)
Williams Cos., Inc.	180	07/24/20	USD	19.50	USD	342	(10,710)
First Solar, Inc.	94	07/31/20	USD	56.50	USD	465	(6,862)
Kinder Morgan, Inc.	781	07/31/20	USD	17.00	USD	1,185	(6,638)
Williams Cos., Inc.	119	07/31/20	USD	20.00	USD	226	(4,462)
Enterprise Products Partners LP	160	08/07/20	USD	18.50	USD	291	(51,200)
Kinder Morgan, Inc.	408	08/07/20	USD	15.00	USD	619	(33,252)
Williams Cos., Inc.	379	08/07/20	USD	19.00	USD	721	(50,407)
AES Corp.	23	08/21/20	USD	16.00	USD	33	(920)
AES Corp.	449	08/21/20	USD	14.00	USD	651	(57,248)
AO Smith Corp.	157	08/21/20	USD	50.00	USD	740	(19,233)
American Electric Power Co., Inc.	113	08/21/20	USD	82.50	USD	900	(23,165)
American Electric Power Co., Inc.	5	08/21/20	USD	87.50	USD	40	(287)
CMS Energy Corp.	224	08/21/20	USD	60.00	USD	1,309	(36,960)
Edison International	170	08/21/20	USD	62.50	USD	923	(9,775)
Entergy Corp.	190	08/21/20	USD	100.00	USD	1,782	(38,950)
FirstEnergy Corp.	97	08/21/20	USD	42.00	USD	376	(4,607)
Johnson Controls International PLC	157	08/21/20	USD	36.00	USD	536	(18,762)
Maxim Integrated Products, Inc.	160	08/21/20	USD	60.50	USD	970	(47,520)
NextEra Energy, Inc.	165	08/21/20	USD	260.00	USD	3,963	(48,675)
ON Semiconductor Corp.	234	08/21/20	USD	23.00	USD	464	(19,305)
PPL Corp.	541	08/21/20	USD	27.00	USD	1,398	(47,338)
Quanta Services, Inc.	107	08/21/20	USD	42.00	USD	420	(13,910)
Quanta Services, Inc.	31	08/21/20	USD	39.00	USD	122	(8,215)
Sunrun, Inc.	120	08/21/20	USD	18.00	USD	237	(36,600)
TC Energy Corp.	96	08/21/20	CAD	60.00	CAD	557	(11,102)
Trane Technologies PLC	106	08/21/20	USD	90.00	USD	943	(53,530)
Waste Management, Inc.	184	08/21/20	USD	95.00	USD	1,726	(59,800)
Waste Management, Inc.	160	08/21/20	USD	105.00	USD	1,695	(79,200)
Williams Cos., Inc.	330	08/21/20	USD	20.00	USD	628	(25,905)
Xcel Energy, Inc.	111	08/21/20	USD	65.00	USD	694	(17,483)
Public Service Enterprise Group, Inc.	308	09/18/20	USD	55.00	USD	1,514	(27,720)

							$(1,681,496)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EDP Renováveis, S.A.	Credit Suisse International	70,000	07/01/20	EUR	10.96	EUR	861	$(105,247)
Samsung SDI Co. Ltd.	UBS AG	2,500	07/01/20	KRW	307,007.81	KRW	908,750	(117,732)
Air Liquide SA	Goldman Sachs International	1,700	07/07/20	EUR	121.00	EUR	218	(15,040)
Enel SpA	UBS AG	284,900	07/07/20	EUR	6.39	EUR	2,187	(418,568)
Iberdrola SA	Morgan Stanley & Co. International PLC	347,000	07/07/20	EUR	9.06	EUR	3,581	(520,203)
Kingspan Group PLC	UBS AG	11,700	07/07/20	EUR	49.67	EUR	671	(102,710)
National Grid PLC	Credit Suisse International	155,500	07/07/20	GBP	9.77	GBP	1,538	(18,621)
Sika AG, Registered Shares	UBS AG	3,800	07/07/20	CHF	169.32	CHF	693	(53,555)
Umicore SA	UBS AG	15,200	07/07/20	EUR	39.36	EUR	637	(47,102)
AES Corp.	Bank of America N.A.	13,000	07/08/20	USD	12.38	USD	188	(27,598)
EDP Renováveis, S.A.	Credit Suisse International	60,000	07/08/20	EUR	11.33	EUR	738	(66,931)
Vestas Wind Systems A/S	Credit Suisse International	16,900	07/08/20	DKK	720.97	DKK	11,414	(5,068)
EDP Renováveis, S.A.	Credit Suisse International	30,000	07/09/20	EUR	11.91	EUR	369	(17,907)
LG Chem Ltd.	UBS AG	2,100	07/09/20	KRW	361,643.98	KRW	1,042,421	(225,741)
Schneider Electric SE	Citibank N.A.	19,100	07/09/20	EUR	93.63	EUR	1,889	(130,615)
EDP Renováveis, S.A.	Credit Suisse International	30,000	07/14/20	EUR	11.77	EUR	369	(23,383)
Johnson Matthey PLC	UBS AG	28,500	07/14/20	GBP	22.85	GBP	598	(10,762)
Linde PLC	Goldman Sachs International	2,700	07/14/20	EUR	184.54	EUR	509	(28,238)

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Neoenergia SA	Citibank N.A.	422,900	07/14/20	BRL	19.13	BRL	8,086	$(76,972)
RWE AG	UBS AG	48,800	07/15/20	EUR	32.93	EUR	1,528	(13,583)
EDP Renováveis, S.A.	Credit Suisse International	30,000	07/21/20	EUR	13.00	EUR	369	(6,988)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	24,400	07/22/20	EUR	55.57	EUR	1,399	(73,559)
Linde PLC	Credit Suisse International	4,750	07/22/20	EUR	194.20	EUR	894	(34,815)
National Grid PLC	Credit Suisse International	106,100	07/22/20	GBP	9.32	GBP	1,050	(69,148)
Sika AG, Registered Shares	Morgan Stanley & Co. International PLC	3,400	07/22/20	CHF	182.70	CHF	621	(17,439)
Air Liquide SA	Credit Suisse International	7,500	07/23/20	EUR	129.93	EUR	965	(24,226)
Atlas Copco AB, Class B	Goldman Sachs International	26,800	07/23/20	SEK	344.43	SEK	9,235	(56,929)
EDP Renováveis, S.A.	Credit Suisse International	27,863	07/23/20	EUR	12.38	EUR	343	(13,940)
Enel SpA	Goldman Sachs International	410,600	07/23/20	EUR	7.74	EUR	3,153	(72,264)
Hexagon AB, Class B	Goldman Sachs International	12,300	07/23/20	SEK	555.58	SEK	6,691	(18,713)
Infineon Technologies AG	Credit Suisse International	44,000	07/23/20	EUR	20.77	EUR	919	(55,937)
Vinci SA	Goldman Sachs International	22,900	07/23/20	EUR	90.09	EUR	1,878	(19,184)
EDP Renováveis, S.A.	Credit Suisse International	30,000	07/24/20	EUR	13.08	EUR	369	(7,164)
Schneider Electric SE	Goldman Sachs International	9,500	07/24/20	EUR	94.41	EUR	939	(70,317)
Vestas Wind Systems A/S	Credit Suisse International	12,700	07/24/20	DKK	693.68	DKK	8,578	(43,337)
EDP Renováveis, S.A.	Goldman Sachs International	61,400	07/29/20	EUR	11.99	EUR	755	(48,784)
Enel SpA	Goldman Sachs International	206,900	07/29/20	EUR	7.66	EUR	1,589	(52,194)
Hexagon AB, Class B	Morgan Stanley & Co. International PLC	12,700	07/29/20	SEK	557.02	SEK	6,909	(22,943)
Vinci SA	Goldman Sachs International	14,300	07/29/20	EUR	88.50	EUR	1,173	(22,755)
FirstEnergy Corp.	JPMorgan Chase Bank N.A.	19,400	08/04/20	USD	42.73	USD	752	(3,954)
EDP Renováveis, S.A.	Goldman Sachs International	20,900	08/05/20	EUR	11.93	EUR	257	(18,764)
RWE AG	Credit Suisse International	47,300	08/05/20	EUR	32.37	EUR	1,472	(46,915)
Atlas Copco AB, Class B	Goldman Sachs International	27,500	08/12/20	SEK	352.29	SEK	9,477	(68,665)
EDP Renováveis, S.A.	Morgan Stanley & Co. International PLC	30,000	08/12/20	EUR	12.67	EUR	369	(9,704)
Iberdrola SA	Goldman Sachs International	116,700	08/12/20	EUR	10.26	EUR	1,204	(44,375)
Johnson Matthey PLC	Morgan Stanley & Co. International PLC	8,200	08/12/20	GBP	21.37	GBP	172	(13,980)
RWE AG	Goldman Sachs International	35,900	08/12/20	EUR	32.35	EUR	1,117	(37,893)

								$(3,000,462)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$910,485	$(2,398,822)	$(4,681,958)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$4,681,958	$—	$—	$—	$4,681,958

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(7,192,006)	$—	$—	$—	$(7,192,006)

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(127,042)	$—	$—	$—	$(127,042)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$4,023,984

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$4,681,958
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,681,496)

Total derivative assets and liabilities subject to an MNA	$—	$3,000,462

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$27,598	$—	$—	$—	$27,598
Citibank N.A.	207,587	—	(2,516)	—	205,071
Credit Suisse International	539,627	—	(4,106)	—	535,521
Goldman Sachs International	574,115	—	—	(220,000)	354,115
JPMorgan Chase Bank N.A.	3,954	—	—	—	3,954
Morgan Stanley & Co. International PLC	657,828	—	(6,111)	—	651,717
UBS AG	989,753	—	(10,109)	—	979,644

	$3,000,462	$—	$(22,842)	$(220,000)	$2,757,620

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Building Products	$16,188,939	$6,641,229	$—	$22,830,168
Chemicals	—	17,900,980	—	17,900,980
Commercial Services & Supplies	17,559,140	—	—	17,559,140
Construction & Engineering	2,750,415	9,833,297	—	12,583,712
Electric Utilities	78,993,681	37,095,820	—	116,089,501
Electrical Equipment	4,410,528	18,097,170	—	22,507,698
Electronic Equipment, Instruments & Components	—	5,353,857	—	5,353,857
Independent Power and Renewable Electricity Producers	20,498,595	7,258,996	—	27,757,591
Machinery	—	5,759,492	—	5,759,492
Multi-Utilities	32,391,641	22,315,836	—	54,707,477
Oil, Gas & Consumable Fuels	34,949,178	—	—	34,949,178
Semiconductors & Semiconductor Equipment	11,412,318	2,964,171	—	14,376,489
Short-Term Securities	8,334,587	—	—	8,334,587

	$227,489,022	$133,220,848	$—	$360,709,870

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(1,413,427)	$(3,268,531)	$—	$(4,681,958)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	109

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BGR	CII	BDJ	BOE	BGY

ASSETS
Investments at value — unaffiliated(a)	$234,819,081	$710,933,182	$1,534,762,579	$694,208,457	$605,919,707
Investments at value — affiliated(b)	7,415,401	11,280,090	8,249,540	500,656	1,439,314
Cash	—	2,169	879	—	—
Cash pledged:
Collateral — options written	—	—	—	4,880,000	7,091,000
Collateral — OTC derivatives	—	550,000	—	20,000	5,945,000
Foreign currency at value(c)	11,734	—	1,822	244,618	532,946
Receivables:
Investments sold	—	1,360,915	—	—	—
Options written	37,485	289,722	840,481	28,483	83,973
Dividends — affiliated	781	803	1,223	273	463
Dividends — unaffiliated	754,824	1,078,899	3,116,728	3,056,684	2,910,781
Prepaid expenses	2,109	10,074	54,187	8,937	15,195

Total assets	243,041,415	725,505,854	1,547,027,439	702,948,108	623,938,379

LIABILITIES
Options written at value(d)	1,754,336	13,728,981	19,243,435	6,317,059	5,623,423
Payables:
Investments purchased	102	1,489,254	—	894	1,753
Capital shares redeemed	—	—	—	212,392	221,384
Income dividend distributions	80,854	217,675	334,703	161,515	197,170
Investment advisory fees	200,080	494,583	1,016,713	473,885	457,222
Trustees’ and Officer’s fees	460,542	210,020	958,841	661,215	561,338
Options written	423	400,695	491,720	24,456	149,282
Other accrued expenses	135,695	126,295	287,366	203,270	177,106

Total liabilities	2,632,032	16,667,503	22,332,778	8,054,686	7,388,678

NET ASSETS	$240,409,383	$708,838,351	$1,524,694,661	$694,893,422	$616,549,701

NET ASSETS CONSIST OF
Paid-in capital	$562,214,597	$561,321,996	$1,320,628,954	$760,483,423	$652,111,708
Accumulated earnings (loss)	(321,805,214)	147,516,355	204,065,707	(65,590,001)	(35,562,007)

NET ASSETS	$240,409,383	$708,838,351	$1,524,694,661	$694,893,422	$616,549,701

Net asset value(e)(f)	$8.06	$16.07	$8.13	$10.69	$5.87

(a) Investments at cost — unaffiliated	$294,948,738	$557,686,874	$1,394,735,325	$666,910,223	$560,330,789
(b) Investments at cost — affiliated	$7,415,401	$11,280,090	$8,249,540	$500,656	$1,439,314
(c) Foreign currency at cost	$11,647	$—	$1,950	$253,446	$532,908
(d) Premiums received	$2,894,347	$11,792,720	$25,160,970	$7,024,625	$5,554,320
(e) Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,825,326	—	187,542,405	64,981,921	104,964,522
(f) Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—

See notes to financial statements.

110	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	BME	BMEZ	BCX(a)	BST	BSTZ	BUI

ASSETS
Investments at value — unaffiliated(b)(c)	$473,270,805	$2,668,072,284	$642,627,475	$947,117,621	$2,025,546,494	$352,375,283
Investments at value — affiliated(d)	4,552,598	10,125,306	21,359,985	2,829,525	35,559,560	8,334,587
Cash	3,811	56,278	—	—	—	—
Cash pledged Collateral — OTC derivatives	—	3,401,000	—	3,770,000	8,990,000	220,000
Foreign currency at value(e)	521	155,612	86,301	2,239	—	20,785
Receivables:
Investments sold	386,738	12,159,754	802,968	—	300,090	6,212,022
Options written	164,865	471,692	606,386	295,769	203,485	103,940
Securities lending income — affiliated	51	13,473	—	10,019	28,934	—
Capital shares sold	8,044	—	—	—	—	—
Dividends — affiliated	657	5,839	1,176	158	1,813	768
Dividends — unaffiliated	422,425	693,545	2,052,571	281,145	650,015	1,160,264
Deferred offering costs	140,043	—	—	221,745	—	115,407
Prepaid expenses	3,449	—	—	3,284	14,216	—

Total assets	478,954,007	2,695,154,783	667,536,862	954,531,505	2,071,294,607	368,543,056

LIABILITIES
Bank overdraft	—	—	—	4,116,936	110,813	—
Foreign bank overdraft(f)	—	—	—	—	16,678	—
Cash collateral on securities loaned at value	10,780	1,889,600	—	2,829,525	7,981,782	—
Options written at value(g)	6,911,546	38,441,548	8,005,582	21,192,234	39,725,393	4,681,958
Payables:		—
Investments purchased	—	131,456	663,337	—	—	8,403,603
Capital shares redeemed	—	—	418,712	—	—	—
Income dividend distributions	—	2,277,767	124,310	—	1,564,254	—
Investment advisory fees	381,192	2,620,951	541,152	655,928	1,973,714	284,037
Offering costs	—	—	—	49,550	—	34,214
Trustees’ and Officer’s fees	19,656	6,910	272,689	—	23,804	—
Options written	28,871	582,358	674,575	719,759	151,891	171,952
Other accrued expenses	240,464	349,857	260,276	450,306	364,479	106,859

Total liabilities	7,592,509	46,300,447	10,960,633	30,014,238	51,912,808	13,682,623

NET ASSETS	$471,361,498	$2,648,854,336	$656,576,229	$924,517,267	$2,019,381,799	$354,860,433

NET ASSETS CONSIST OF
Paid-in capital	$319,505,179	$2,253,396,500	$1,153,698,159	$400,681,554	$1,518,686,036	$296,478,491
Accumulated earnings (loss)	151,856,319	395,457,836	(497,121,930)	523,835,713	500,695,763	58,381,942

NET ASSETS	$471,361,498	$2,648,854,336	$656,576,229	$924,517,267	$2,019,381,799	$354,860,433

Net asset value(h)	$40.93	$23.51	$7.29	$38.26	$25.86	$20.00

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$305,114,296	$2,205,329,261	$634,264,769	$382,925,917	$1,316,456,866	$276,588,342
(c) Securities loaned at value	$10,111	$1,914,529	$—	$2,654,839	$7,472,035	$—
(d) Investments at cost — affiliated	$4,552,583	$10,125,306	$21,359,985	$2,829,525	$35,558,771	$8,334,587
(e) Foreign currency at cost	$519	$155,514	$85,549	$2,309	$—	$20,812
(f) Foreign bank overdraft at cost	$—	$—	$—	$—	$16,706	$—
(g) Premiums received	$6,126,482	$28,539,374	$7,484,769	$12,417,299	$21,546,954	$3,193,621
(h) Shares outstanding, unlimited number of shares authorized, $0.001 par value	11,516,598	112,669,825	90,075,315	24,167,135	78,089,962	17,741,194

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BGR	CII	BDJ	BOE	BGY

INVESTMENT INCOME
Dividends — affiliated	$39,731	$19,932	$28,938	$24,020	$55,261
Dividends — unaffiliated	7,824,342	7,315,286	27,689,096	13,661,220	11,907,387
Foreign taxes withheld	(555,932)	(180,438)	(851,476)	(623,144)	(1,022,713)

Total investment income	7,308,141	7,154,780	26,866,558	13,062,096	10,939,935

EXPENSES
Investment advisory	1,620,564	2,999,221	6,350,397	3,542,663	3,065,553
Professional	43,043	55,299	94,334	68,088	62,796
Transfer agent	37,334	43,244	92,229	52,420	48,245
Custodian	23,154	18,458	74,140	45,440	39,893
Accounting services	22,388	24,879	—	—	24,880
Registration	5,528	8,178	37,952	12,528	19,879
Rating agency	5,230	7,408	11,817	7,422	6,945
Printing	5,228	10,299	—	—	7,301
Directors and Officer	—	—	—	—	—
Organization and offering	—	—	—	—	—
Miscellaneous	25,061	12,157	42,185	29,811	522

Total expenses excluding interest expense	1,787,530	3,179,143	6,703,054	3,758,372	3,276,014

Total expenses	1,787,530	3,179,143	6,703,054	3,758,372	3,276,014
Less fees waived and/or reimbursed by the Manager	(301,386)	(3,211)	(4,485)	(623,673)	(311,981)

Total expenses after fees waived and/or reimbursed	1,486,144	3,175,932	6,698,569	3,134,699	2,964,033

Net investment income (loss)	5,821,997	3,978,848	20,167,989	9,927,397	7,975,902

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Foreign currency transactions	(68,404)	—	(72,162)	(191,765)	(77,116)
Investments — unaffiliated	(61,891,332)	39,275,137	30,049,985	(29,729,771)	(18,609,255)
Options written	(815,024)	(20,598,491)	(15,418,259)	(6,235,765)	(7,138,108)

	(62,774,760)	18,676,646	14,559,564	(36,157,301)	(25,824,479)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	(1,571)	—	6,163	(3,560)	(6,147)
Investments — unaffiliated	(68,297,178)	(83,947,618)	(346,285,607)	(58,853,656)	(25,643,177)
Options written	2,253,788	655,814	10,833,983	2,499,638	1,758,197

	(66,044,961)	(83,291,804)	(335,445,461)	(56,357,578)	(23,891,127)

Net realized and unrealized gain (loss)	(128,819,721)	(64,615,158)	(320,885,897)	(92,514,879)	(49,715,606)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(122,997,724)	$(60,636,310)	$(300,717,908)	$(82,587,482)	$(41,739,704)

See notes to financial statements.

112	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2020

	BME	BMEZ(a)	BCX(b)	BST	BSTZ	BUI

INVESTMENT INCOME
Dividends — affiliated	$29,732	$2,362,043	$49,361	$25,107	$133,771	$35,677
Dividends — unaffiliated	2,820,111	2,811,586	13,663,335	1,329,806	1,892,536	5,886,507
Securities lending income — affiliated — net	4,204	13,473	6,091	14,886	273,735	—
Other income — affiliated	—	—	—	—	25,547
Foreign taxes withheld	(74,670)	(249,473)	(807,935)	(87,598)	(202,851)	(364,334)

Total investment income	2,779,377	4,937,629	12,910,852	1,282,201	2,122,738	5,557,850

EXPENSES
Investment advisory	2,189,539	11,819,707	3,313,909	3,851,876	10,349,418	1,758,554
Professional	41,755	85,812	74,212	58,426	77,505	43,153
Transfer agent	32,695	62,300	56,636	46,366	7,889	29,986
Custodian	34,528	56,716	44,759	61,480	90,338	28,938
Accounting services	14,927	97,493	29,848	24,880	93,804	24,880
Registration	5,603	—	17,365	4,660	3,617	4,763
Rating agency	6,069	12,984	20,816	7,731	12,120	19,261
Printing	5,412	10,374	8,878	7,987	17,052	4,966
Directors and Officer	10,240	47,731	—	22,439	47,965	11,626
Organization and offering	34,000	—	—	34,000	—	34,000
Miscellaneous	17,036	42,366	75,835	78,269	150,376	30,191

Total expenses excluding interest expense	2,391,804	12,235,483	3,642,258	4,198,114	10,850,084	1,990,318

Total expenses	2,391,804	12,235,483	3,642,258	4,198,114	10,850,084	1,990,318
Less fees waived and/or reimbursed by the Manager	(3,526)	(178,249)	(4,467)	(387,481)	(8,894)	(47,888)

Total expenses after fees waived and/or reimbursed	2,388,278	12,057,234	3,637,791	3,810,633	10,841,190	1,942,430

Net investment income (loss)	391,099	(7,119,605)	9,273,061	(2,528,432)	(8,718,452)	3,615,420

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Foreign currency transactions	(10,037)	266,792	63	(112,193)	(14,628)	(18,282)
Investments — affiliated	(309)	—	84	(472)	13,942	—
Investments — unaffiliated	9,068,136	5,332,192	(43,849,508)	27,399,337	3,403,876	6,647,540
Options written	(8,068,279)	(22,065,517)	(5,601,029)	(49,807,751)	(109,617,139)	(7,192,006)

	989,511	(16,466,533)	(49,450,390)	(22,521,079)	(106,213,949)	(562,748)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	435	4,073	(192)	395	(10,581)	(5,268)
Investments — affiliated	11	—	(42)	—	789	—
Investments — unaffiliated	8,485,810	462,743,023	(94,915,983)	192,731,982	556,823,643	(25,905,487)
Options written	744,026	(9,902,174)	669,699	(5,868,846)	(11,611,659)	(127,042)

	9,230,282	452,844,922	(94,246,518)	186,863,531	545,202,192	(26,037,797)

Net realized and unrealized gain (loss)	10,219,793	436,378,389	(143,696,908)	164,342,452	438,988,243	(26,600,545)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,610,892	$429,258,784	$(134,423,847)	$161,814,020	$430,269,791	$(22,985,125)

(a)	Commencement of operations January 30, 2020.
(b)	Consolidated Statement of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Changes in Net Assets

	BGR			CII
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,821,997		$10,075,651	$3,978,848	$8,012,154
Net realized gain (loss)	(62,774,760)		(24,802,316)	18,676,647	20,096,351
Net change in unrealized appreciation (depreciation)	(66,044,961)		60,005,258	(83,291,805)	134,499,339

Net increase (decrease) in net assets resulting from operations	(122,997,724)		45,278,593	(60,636,310)	162,607,844

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(11,488,716	)(b)	(10,080,237)	(23,163,735)	(27,696,642)
From return of capital	—		(17,693,107)	—	(16,349,752)

Decrease in net assets resulting from distributions to shareholders	(11,488,716)		(27,773,344)	(23,163,735)	(44,046,394)

NET ASSETS
Total increase (decrease) in net assets	(134,486,440)		17,505,249	(83,800,045)	118,561,450
Beginning of period	374,895,823		357,390,574	792,638,396	674,076,946

End of period	$240,409,383		$374,895,823	$708,838,351	$792,638,396

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

114	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BDJ			BOE
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,167,989		$35,572,226	$9,927,397		$20,684,957
Net realized gain (loss)	14,559,564		79,452,284	(36,157,301)		(37,889,330)
Net change in unrealized appreciation (depreciation)	(335,445,461)		269,293,501	(56,357,578)		148,014,247

Net increase (decrease) in net assets resulting from operations	(300,717,908)		384,318,011	(82,587,482)		130,809,874

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(56,262,721	)(b)	(140,879,229)	(24,742,525	)(b)	(20,682,389)
From return of capital	—		—	—		(29,979,719)

Decrease in net assets resulting from distributions to shareholders	(56,262,721)		(140,879,229)	(24,742,525)		(50,662,108)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—		—	(5,488,353)		(27,037,545)

NET ASSETS
Total increase (decrease) in net assets	(356,980,629)		243,438,782	(112,818,360)		53,110,221
Beginning of period	1,881,675,290		1,638,236,508	807,711,782		754,601,561

End of period	$1,524,694,661		$1,881,675,290	$694,893,422		$807,711,782

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	115

Statements of Changes in Net Assets  (continued)

	BGY			BME
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,975,902		$16,918,169	$391,099		$633,566
Net realized gain (loss)	(25,824,479)		(36,948,302)	989,511		23,093,368
Net change in unrealized appreciation (depreciation)	(23,891,127)		134,495,399	9,230,282		56,152,699

Net increase (decrease) in net assets resulting from operations	(41,739,704)		114,465,266	10,610,892		79,879,633

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(21,402,485	)(b)	(36,797,115)	(13,379,014	)(b)	(25,002,003)
From return of capital	—		(6,617,930)	—		—

Decrease in net assets resulting from distributions to shareholders	(21,402,485)		(43,415,045)	(13,379,014)		(25,002,003)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—		—	26,739,930		37,463,441
Reinvestment of common distributions	—		—	617,099		1,756,542
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,555,237)		(11,037,544)	—		—

Net increase in net assets derived from capital share transactions	(3,555,237)		(11,037,544)	27,357,029		39,219,983

NET ASSETS
Total increase (decrease) in net assets	(66,697,426)		60,012,677	24,588,907		94,097,613
Beginning of period	683,247,127		623,234,450	446,772,591		352,674,978

End of period	$616,549,701		$683,247,127	$471,361,498		$446,772,591

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

116	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BMEZ		BCX(b)
	Period from 01/30/20 (a) to 06/30/20 (unaudited)		Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(7,119,605)		$9,273,061		$21,201,953
Net realized loss	(16,466,533)		(49,450,390)		(20,246,713)
Net change in unrealized appreciation (depreciation)	452,844,922		(94,246,518)		108,031,599

Net increase in net assets resulting from operations	429,258,784		(134,423,847)		108,986,839

DISTRIBUTIONS TO SHAREHOLDERS(c)
From net investment income and net realized gain	(33,800,948	)(d)	(26,039,982	)(d)	(21,302,066)
From return of capital	—		—		(36,208,319)

Decrease in net assets resulting from distributions to shareholders	(33,800,948)		(26,039,982)		(57,510,385)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,253,396,500		—		—
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(5,713,680)		(27,004,375)

Net increase in net assets derived from capital share transactions	2,253,396,500		(5,713,680)		(27,004,375)

NET ASSETS
Total increase in net assets	2,648,854,336		(166,177,509)		24,472,079
Beginning of period	—		822,753,738		798,281,659

End of period	$2,648,854,336		$656,576,229		$822,753,738

(a)	Commencement of operations.
(b)	Consolidated Statements of Changes in Net Assets.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	117

Statements of Changes in Net Assets  (continued)

	BST			BSTZ
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)		Period from 06/27/19(a) to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$(2,528,432)		$(3,710,069)	$(8,718,452)		$(3,753,861)
Net realized gain (loss)	(22,521,079)		75,947,016	(106,213,949)		(28,717,347)
Net change in unrealized appreciation (depreciation)	186,863,531		146,625,953	545,202,192		145,700,507

Net increase (decrease) in net assets resulting from operations	161,814,020		218,862,900	430,269,791		113,229,299

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(23,314,553	)(c)	(78,918,792)	(46,853,977	)(c)	—
From return of capital	—		—	—		(39,001,740)

Decrease in net assets resulting from distributions to shareholders	(23,314,553)		(78,918,792)	(46,853,977)		(39,001,740)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	42,528,455		9,976,531	—		1,557,499,120
Reinvestment of common distributions	817,827		4,843,194	—		4,139,306

Net increase in net assets derived from capital share transactions	43,346,282		14,819,725	—		1,561,638,426

NET ASSETS
Total increase (decrease) in net assets	181,845,749		154,763,833	383,415,814		1,635,865,985
Beginning of period	742,671,518		587,907,685	1,635,965,985		100,000

End of period	$924,517,267		$742,671,518	$2,019,381,799		$1,635,965,985

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

118	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BUI
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$3,615,420		$6,287,990
Net realized loss	(562,748)		18,652,295
Net change in unrealized appreciation (depreciation)	(26,037,797)		54,988,272

Net increase in net assets resulting from operations	(22,985,125)		79,928,557

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(12,824,430	)(b)	(22,233,727)
From return of capital	—		(2,538,581)

Decrease in net assets resulting from distributions to shareholders	(12,824,430)		(24,772,308)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,820,714		7,651,380
Reinvestment of common distributions	512,164		1,596,219

Net increase in net assets derived from capital share transactions	7,332,878		9,247,599

NET ASSETS
Total increase in net assets	(28,476,677)		64,403,848
Beginning of period	383,337,110		318,933,262

End of period	$354,860,433		$383,337,110

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

FINANCIAL STATEMENTS	119

Statements of Cash Flows  (unaudited)

Six Months Ended June 30, 2020

	BGR	CII	BDJ	BOE	BGY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(122,997,724)	$(60,636,310)	$(300,717,908)	$(82,587,482)	$(41,739,704)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	103,905,812	255,667,506	608,087,328	203,320,055	161,657,689
Purchases of long-term investments	(102,172,080)	(211,057,441)	(548,425,765)	(179,036,290)	(149,824,874)
Net proceeds from sales (purchases) of short-term securities	5,329,989	(6,856,495)	(8,249,540)	637,736	16,079,528
Premiums received from options written	12,535,019	49,057,238	104,745,890	31,560,853	23,452,086
Premiums paid on closing options written	(12,877,977)	(66,283,482)	(115,745,966)	(36,391,591)	(29,564,501)
Net realized (gain) loss on investments and options written	62,706,356	(18,674,330)	(14,631,726)	35,999,721	25,808,375
Net unrealized appreciation on investments, options written and foreign currency translations	66,043,306	83,291,804	335,451,647	56,358,964	23,884,980

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	14,365	6,100	24,638	3,886	22,518
Dividends — unaffiliated	(463,622)	(149,552)	(1,046,664)	501,722	666,648
Prepaid expenses	577	880	(40,427)	(3,065)	(10,259)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(397,655)	(609,547)	(1,479,549)	(619,056)	(543,266)
Trustees’ and Officer’s fees	(85,154)	(30,291)	(137,580)	(132,350)	(122,039)
Other accrued expenses	43,107	4,328	20,899	(4,345)	377

Net cash provided by (used for) operating activities	11,584,319	23,730,408	57,855,277	29,608,758	29,767,558

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(11,544,979)	(23,142,465)	(57,299,886)	(24,711,328)	(21,375,850)
Payments on Common Shares redeemed	—	—	—	(5,275,961)	(3,333,853)
Increase (decrease) in bank overdraft	(27,693)	(35,774)	(553,855)	—	—

Net cash (provided by) used for financing activities	(11,572,672)	(23,178,239)	(57,853,741)	(29,987,289)	(24,709,703)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$87	$—	$(23)	$(4,945)	$(5,470)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	11,734	552,169	1,513	(383,476)	5,052,385
Restricted and unrestricted cash and foreign currency at beginning of period	—	—	1,188	5,528,094	8,516,561

Restricted and unrestricted cash and foreign currency at end of period	$11,734	$552,169	$2,701	$5,144,618	$13,568,946

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	2,169	879	—	—
Cash pledged:
Collateral — options written	—	—	—	4,880,000	7,091,000
Collateral — OTC derivatives	—	550,000	—	20,000	5,945,000
Foreign currency at value	11,734	—	1,822	244,618	532,946

	$11,734	$552,169	$2,701	$5,144,618	$13,568,946

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Collateral — options written	—	—	—	4,705,000	5,511,000
Collateral — OTC derivatives	—	—	—	450,000	2,493,000
Foreign currency at value	—	—	1,188	373,094	512,561

	$—	$—	$1,188	$5,528,094	$8,516,561

See notes to financial statements.

120	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2020

	BME	BMEZ(a)	BCX(b)	BST	BSTZ	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$10,610,892	$429,258,784	$(134,423,847)	$161,814,020	$430,269,791	$(22,985,125)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	75,231,715	152,102,484	326,519,435	107,591,089	502,182,381	93,296,986
Purchases of long-term investments	(83,181,087)	(2,368,794,355)	(290,945,119)	(94,926,363)	(411,605,276)	(89,428,607)
Net proceeds from sales (purchases) of short-term securities	(809,881)	(10,125,306)	(7,468,399)	6,051,519	127,607,058	4,149,704
Premiums received from options written	24,681,208	65,762,297	30,837,516	46,433,155	87,453,457	13,367,895
Premiums paid on closing options written	(30,411,608)	(59,177,774)	(35,222,849)	(90,737,918)	(189,983,717)	(19,660,818)
Net realized (gain) loss on investments and options written	(999,502)	21,403,804	49,637,031	22,409,345	106,163,593	544,466
Net unrealized appreciation on investments, options written and foreign currency translations	(9,229,849)	(452,844,922)	94,246,326	(186,863,136)	(545,212,773)	26,032,555

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	6,173	(5,839)	19,018	23,847	112,901	14,515
Dividends — unaffiliated	(29,456)	(693,545)	(841,930)	(121,659)	(378,962)	(471,349)
Prepaid expenses	2,161	—	5,949	2,130	(12,228)	2,754
Securities lending income — affiliated	7,460	(13,473)	1,300	(3,660)	88,269	—
Deferred offering costs	9,561	—	—	29,683	—	9,952

Increase (Decrease) in Liabilities:
Cash collateral on securities loaned at value	(243,022)	1,889,600	(180,501)	2,829,525	(58,945,086)	—
Payables:
Investment advisory fees	(337,564)	2,620,951	(796,123)	(385,696)	(1,310,143)	(318,237)
Trustees’ and Officer’s fees	(3,973)	6,910	(64,345)	(405)	14,981	(66)
Other accrued expenses	153,863	349,857	54,022	293,249	(23,787)	1,787

Net cash provided by (used for) operating activities	(14,542,909)	(2,218,260,527)	31,377,484	(25,561,275)	46,420,459	4,556,412

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(12,761,915)	(31,523,181)	(26,083,660)	(22,496,726)	(46,810,402)	(12,312,266)
Payments for offering costs	—	—	—	10,810	—	(1,566)
Payments on Common Shares redeemed	—	—	(5,294,968)	—	—	—
Proceeds from issuance of Common Shares	27,183,949	2,253,396,500	—	44,770,013	—	7,176,483
Increase (decrease) in bank overdraft	—	—	—	4,116,936	127,491	—

Net cash (provided by) used for financing activities	14,422,034	2,221,873,319	(31,378,628)	26,401,033	(46,682,911)	(5,137,349)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$2	$98	$394	$(46)	$9	$(27)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(120,873)	3,612,890	(750)	839,712	(262,443)	(580,964)
Restricted and unrestricted cash and foreign currency at beginning of period	125,205	—	87,051	2,932,527	9,252,443	821,749

Restricted and unrestricted cash and foreign currency at end of period	$4,332	$3,612,890	$86,301	$3,772,239	$8,990,000	$240,785

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$617,099	$—	$—	$817,827	$—	$512,164

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	3,811	56,278	—	—	—	—
Cash pledged:
Collateral — OTC derivatives	—	3,401,000	—	3,770,000	8,990,000	220,000
Foreign currency at value	521	155,612	86,301	2,239	—	20,785

	$4,332	$3,612,890	$86,301	$3,772,239	$8,990,000	$240,785

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	74,997	—	—	—	501,313	61,749
Cash pledged:
Collateral — options written	50,000	—	—	—	—	—
Collateral — OTC derivatives	—	—	—	2,930,000	8,750,000	760,000
Foreign currency at value	208	—	87,051	2,527	1,130	—

	$125,205	$—	$87,051	$2,932,527	$9,252,443	$821,749

(a)	Commencement of operations January 30, 2020.
(b)	Consolidated Statement of Cash Flows.

See notes to financial statements.

FINANCIAL STATEMENTS	121

Financial Highlights

(For a share outstanding throughout each period)

	BGR
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017		2016	2015

Net asset value, beginning of period	$12.57		$11.98	$15.79	$16.33		$14.05	$21.15

Net investment income(a)	0.20		0.34	0.28	0.40	(b)	0.27	0.29
Net realized and unrealized gain (loss)	(4.32)		1.18	(3.16)	(0.01)		3.01	(5.89)

Net increase (decrease) from investment operations	(4.12)		1.52	(2.88)	0.39		3.28	(5.60)

Distributions(c)
From net investment income	(0.39	)(d)	(0.34)	(0.27)	(0.40)		(0.27)	(0.29)
From return of capital	—		(0.59)	(0.66)	(0.53)		(0.73)	(1.21)

Total distributions	(0.39)		(0.93)	(0.93)	(0.93)		(1.00)	(1.50)

Net asset value, end of period	$8.06		$12.57	$11.98	$15.79		$16.33	$14.05

Market price, end of period	$7.23		$11.88	$10.45	$14.18		$14.44	$12.53

Total Return(e)
Based on net asset value	(32.77	)%(f)	13.74%	(18.84)%	3.49%		25.07%	(27.47)%

Based on market price	(36.19	)%(f)	23.23%	(21.16)%	5.11%		24.01%	(31.42)%

Ratios to Average Net Assets
Total expenses	1.32	%(g)(h)	1.35%	1.29%	1.31%		1.31%	1.29%

Total expenses after fees waived and/or reimbursed	1.10	%(g)(h)	1.16%	1.14%	1.18%		1.24%	1.26%

Net investment income	4.31	%(g)(h)	2.67%	1.87%	2.69	%(b)	1.80%	1.60%

Supplemental Data
Net assets, end of period (000)	$240,409		$374,896	$357,391	$471,062		$487,064	$418,981

Portfolio turnover rate	38%		24%	32%	24%		33%	56%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend from BakerHughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

122	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	CII
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$17.96		$15.28	$17.19		$15.08	$15.11	$15.67

Net investment income(a)	0.09		0.18	0.17		0.15	0.13	0.11
Net realized and unrealized gain (loss)	(1.45)		3.50	(1.09)		2.95	0.99	0.53

Net increase (decrease) from investment operations	(1.36)		3.68	(0.92)		3.10	1.12	0.64

Distributions(b)
From net investment income	(0.53)		(0.19)	(0.17	)(c)	(0.15)	(0.13)	(0.14)
From net realized gain	—		(0.44)	(0.28	)(c)	—	(0.04)	(1.06)
From return of capital	—		(0.37)	(0.54)		(0.84)	(0.98)	—

Total distributions	(0.53)		(1.00)	(0.99)		(0.99)	(1.15)	(1.20)

Net asset value, end of period	$16.07		$17.96	$15.28		$17.19	$15.08	$15.11

Market price, end of period	$14.47		$17.25	$14.08		$16.38	$13.71	$14.14

Total Return(d)
Based on net asset value	(7.29	)%(e)	25.08%	(5.44)%		21.69%	8.66%	4.66%

Based on market price	(13.08	)%(e)	30.38%	(8.56)%		27.54%	5.56%	9.86%

Ratios to Average Net Assets
Total expenses	0.90	%(f)	0.91%	0.90%		0.93%	0.95%	0.94%

Total expenses after fees waived and/or reimbursed	0.90	%(f)	0.91%	0.90%		0.93%	0.95%	0.94%

Net investment income	1.13	%(f)	1.08%	1.00%		0.94%	0.89%	0.71%

Supplemental Data
Net assets, end of period (000)	$708,838		$792,638	$674,077		$758,400	$665,159	$666,492

Portfolio turnover rate	30%		32%	27%		32%	54%	133%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BDJ
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$10.03		$8.74	$9.96		$9.22	$8.70	$9.24

Net investment income(a)	0.11		0.18	0.18	(b)	0.16	0.17	0.17
Net realized and unrealized gain (loss)	(1.71)		1.86	(0.84)		1.14	0.91	(0.15)

Net increase (decrease) from investment operations	(1.60)		2.04	(0.66)		1.30	1.08	0.02

Distributions(c)
From net investment income	(0.30)		(0.08)	(0.18	)(d)	(0.17)	(0.17)	(0.17)
From net realized gain	—		(0.67)	(0.38	)(d)	(0.39)	—	—
From return of capital	—		—	—		—	(0.39)	(0.39)

Total distributions	(0.30)		(0.75)	(0.56)		(0.56)	(0.56)	(0.56)

Net asset value, end of period	$8.13		$10.03	$8.74		$9.96	$9.22	$8.70

Market price, end of period	$7.34		$9.92	$7.77		$9.23	$8.15	$7.61

Total Return(e)
Based on net asset value	(15.70	)%(f)	24.52%	(6.59)%		15.06%	13.90%	1.10%

Based on market price	(23.05	)%(f)	38.53%	(10.39)%		20.63%	15.11%	0.63%

Ratios to Average Net Assets
Total expenses	0.84	%(g)	0.87%	0.85%		0.86%	0.87%	0.86%

Total expenses after fees waived and/or reimbursed	0.84	%(g)	0.87%	0.85%		0.86%	0.85%	0.85%

Net investment income	2.54	%(g)	1.99%	1.85	%(b)	1.73%	1.91%	1.85%

Supplemental Data
Net assets, end of period (000)	$1,524,695		$1,881,675	$1,638,237		$1,868,457	$1,741,649	$1,643,508

Portfolio turnover rate	34%		40%	34%		42%	33%	26%

(a)	Based on average Common Shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

124	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BOE
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017		2016	2015

Net asset value, beginning of period	$12.32		$11.07	$13.22		$13.38		$14.25	$15.27

Net investment income(a)	0.15		0.30	0.31		0.17		0.15	0.11
Net realized and unrealized gain (loss)	(1.40)		1.71	(1.61)		1.96		0.03	0.03

Net increase (decrease) from investment operations	(1.25)		2.01	(1.30)		2.13		0.18	0.14

Distributions(b)
From net investment income	(0.38	)(c)	(0.31)	(0.31	)(d)	(0.19)		(0.10)	(0.17)
In excess of net investment income(e)	—		—	—		—		—	(0.10)
From net realized gain	—		—	(0.52	)(d)	(2.10)		—	—
From return of capital	—		(0.45)	(0.02)		—		(0.95)	(0.89)

Total distributions	(0.38)		(0.76)	(0.85)		(2.29)		(1.05)	(1.16)

Net asset value, end of period	$10.69		$12.32	$11.07		$13.22		$13.38	$14.25

Market price, end of period	$9.42		$10.99	$9.37		$12.51		$11.57	$12.76

Total Return(f)
Based on net asset value	(9.73	)%(g)	19.54%	(9.63)%		17.22	%(h)	2.62%	1.81%

Based on market price	(10.83	)%(g)	25.98%	(19.16)%		28.28%		(0.90)%	6.03%

Ratios to Average Net Assets(i)
Total expenses	1.06	%(j)	1.12%	1.08%		1.09%		1.10%	1.08%

Total expenses after fees waived and/or reimbursed	0.88	%(j)	0.94%	0.94%		1.02%		1.05%	1.05%

Net investment income	2.80	%(j)	2.62%	2.52%		1.20%		1.15%	0.73%

Supplemental Data
Net assets, end of period (000)	$694,893		$807,712	$754,602		$911,227		$929,897	$990,318

Portfolio turnover rate	25%		26%	28%		133%		64%	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)	Taxable distribution.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	—%	0.01%	—%	0.01%

(j)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	125

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGY
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017		2016	2015

Net asset value, beginning of period	$6.47		$5.79	$7.06		$6.28		$6.95	$7.61

Net investment income(a)	0.08		0.16	0.17	(b)	0.09		0.09	0.08
Net realized and unrealized gain (loss)	(0.48)		0.93	(1.00)		1.15		(0.24)	(0.15)

Net increase (decrease) from investment operations	(0.40)		1.09	(0.83)		1.24		(0.15)	(0.07)

Distributions(c)
From net investment income	(0.20	)(d)	(0.16)	(0.16	)(e)	(0.09)		(0.07)	(0.11)
From net realized gain	—		(0.19)	(0.28	)(e)	—		—	—
From return of capital	—		(0.06)	—		(0.37)		(0.45)	(0.48)

Total distributions	(0.20)		(0.41)	(0.44)		(0.46)		(0.52)	(0.59)

Net asset value, end of period	$5.87		$6.47	$5.79		$7.06		$6.28	$6.95

Market price, end of period	$5.14		$5.89	$4.98		$6.52		$5.51	$6.24

Total Return(f)
Based on net asset value	(5.65	)%(g)	20.20%	(11.48)%		20.88	%(h)	(1.12)%	(0.47)%

Based on market price	(9.25	)%(g)	27.22%	(17.55)%		27.23%		(3.37)%	0.90%

Ratios to Average Net Assets(i)
Total expenses	1.07	%(j)	1.13%	1.09%		1.12%		1.12%	1.09%

Total expenses after fees waived and/or reimbursed	0.97	%(j)	1.03%	0.99%		1.02%		1.02%	1.01%

Net investment income	2.60	%(j)	2.57%	2.59	%(b)	1.31%		1.41%	1.09%

Supplemental Data
Net assets, end of period (000)	$616,550		$683,247	$623,234		$769,678		$690,628	$764,154

Portfolio turnover rate	25%		28%	60%		90%		74%	67%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	—%	0.02%	0.01%	0.01%

(j)	Annualized.

See notes to financial statements.

126	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BME
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$41.19		$35.87	$35.69		$31.30	$36.19		$38.61

Net investment income (loss)(a)	0.04		0.06	0.07		0.02	0.02		(0.06)
Net realized and unrealized gain (loss)	0.90		7.66	2.51		6.77	(1.91)		4.34

Net increase (decrease) from investment operations	0.94		7.72	2.58		6.79	(1.89)		4.28

Distributions(b)
From net investment income	(1.20	)(c)	(0.12)	(0.07	)(d)	(0.04)	(0.03)		(0.63)
From net realized gain	—		(2.28)	(2.33	)(d)	(2.11)	(2.97)		(6.07)
From return of capital	—		—	—		(0.25)	—		—

Total distributions	(1.20)		(2.40)	(2.40)		(2.40)	(3.00)		(6.70)

Net asset value, end of period	$40.93		$41.19	$35.87		$35.69	$31.30		$36.19

Market price, end of period	$40.78		$42.50	$36.45		$36.50	$31.75		$39.35

Total Return(e)
Based on net asset value	2.44	%(f)	22.26%	7.26%		22.17%	(5.36)%		10.70%

Based on market price	(1.08	)%(f)	24.15%	6.57%		23.17%	(11.71)%		8.87%

Ratios to Average Net Assets(g)
Total expenses	1.09	%(h)	1.09%	1.11%		1.12%	1.15	%(i)	1.13%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.09	%(h)	1.09%	1.11%		1.12%	1.14%		1.12%

Net investment income (loss)	0.18	%(h)	0.16%	0.19%		0.06%	0.07%		(0.14)%

Supplemental Data
Net assets, end of period (000)	$471,361		$446,773	$352,675		$331,858	$270,693		$297,530

Portfolio turnover rate	17%		47%	37%		38%	59%		68%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%

(h)	Annualized.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	127

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BMEZ
	Period from 01/30/20 (a) to 06/30/20 (unaudited)

Net asset value, beginning of period	$20.00

Net investment income (loss)(b)	(0.06)
Net realized and unrealized gain	3.87

Net increase (decrease) from investment operations	3.81

Distribution from net investment income	(0.30	)(c)

Net asset value, end of period	$23.51

Market price, end of period	$20.91

Total Return(d)
Based on net asset value	19.29	%(e)

Based on market price	6.10	%(e)

Ratios to Average Net Assets
Total expenses	1.29	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.28	%(f)(g)

Net investment income (loss)	(0.75	)%(f)(g)

Supplemental Data
Net assets, end of period (000)	$2,648,854

Portfolio turnover rate	9%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.

See notes to financial statements.

128	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BCX
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017		2016	2015

Net asset value, beginning of period	$9.04		$8.44	$10.64	$9.86		$8.35	$11.67

Net investment income(a)	0.10		0.23	0.22	0.20	(b)	0.14	0.25
Net realized and unrealized gain (loss)	(1.56)		0.99	(1.80)	1.19		1.95	(2.76)

Net increase (decrease) from investment operations	(1.46)		1.22	(1.58)	1.39		2.09	(2.51)

Distributions(c)
From net investment income	(0.29	)(d)	(0.23)	(0.19)	(0.24)		(0.15)	(0.25)
From return of capital	—		(0.39)	(0.43)	(0.37)		(0.43)	(0.56)

Total distributions	(0.29)		(0.62)	(0.62)	(0.61)		(0.58)	(0.81)

Net asset value, end of period	$7.29		$9.04	$8.44	$10.64		$9.86	$8.35

Market price, end of period	$6.13		$8.07	$7.06	$9.77		$8.27	$7.11

Total Return(e)
Based on net asset value	(15.52	)%(f)	15.88%	(14.90)%	15.60%		27.41%	(21.31)%

Based on market price	(20.43	)%(f)	23.67%	(22.47)%	26.55%		25.50%	(19.47)%

Ratios to Average Net Assets
Total expenses	1.10	%(g)	1.11%	1.08%	1.08%		1.08%	1.07%

Total expenses after fees waived and/or reimbursed	1.10	%(g)	1.11%	1.08%	1.08%		1.08%	1.07%

Net investment income	2.80	%(g)	2.56%	2.17%	2.06	%(b)	1.61%	2.43%

Supplemental Data
Net assets, end of period (000)	$656,576		$822,754	$798,282	$1,027,472		$976,899	$827,040

Portfolio turnover rate	44%		69%	66%	73%		101%	74%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BST
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$32.45		$26.21	$27.73		$20.10	$19.70		$19.43

Net investment income (loss)(a)	(0.11)		(0.17)	(0.13)		(0.05)	(0.00	)(b)	0.03
Net realized and unrealized gain	6.91		9.92	0.37		8.96	1.60		1.44

Net increase from investment operations	6.80		9.75	0.24		8.91	1.60		1.47

Distributions(c)
From net investment income	(0.99	)(d)	—	—	(e)	(0.05)	—		(0.03)
From net realized gain	—		(3.51)	(1.76	)(e)	(0.22)	—		(0.01)
From return of capital	—		—	—		(1.01)	(1.20)		(1.16)

Total distributions	(0.99)		(3.51)	(1.76)		(1.28)	(1.20)		(1.20)

Net asset value, end of period	$38.26		$32.45	$26.21		$27.73	$20.10		$19.70

Market price, end of period	$37.81		$33.27	$27.48		$26.69	$17.94		$17.31

Total Return(f)
Based on net asset value	21.45	%(g)	37.82%	0.24%		45.73%	9.36%		8.61%

Based on market price	17.06	%(g)	34.77%	9.18%		57.15%	11.08%		5.36%

Ratios to Average Net Assets
Total expenses	1.09	%(h)	1.08%	1.09%		1.09%	1.10%		1.12%

Total expenses after fees waived and/or reimbursed	0.99	%(h)	0.92%	0.89%		0.89%	0.90%		0.92%

Net investment income (loss)	(0.66	)%(h)	(0.52)%	(0.43)%		(0.19)%	0.02%		0.15%

Supplemental Data
Net assets, end of period (000)	$924,517		$742,672	$587,908		$620,300	$452,443		$443,477

Portfolio turnover rate	12%		32%	53%		41%	74%		91%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Annualized.

See notes to financial statements.

130	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSTZ
	Six Months Ended 06/30/20 (unaudited)		Period from 06/27/19 (a) to 12/31/19

Net asset value, beginning of period	$20.95		$20.00

Net investment income (loss)(b)	(0.11)		(0.05)
Net realized and unrealized gain	5.62		1.50

Net increase (decrease) from investment operations	5.51		1.45

Distributions(c)
From net investment income	(0.60	)(d)	—
From return of capital	—		(0.50)

Total distributions	(0.60)		(0.50)

Net asset value, end of period	$25.86		$20.95

Market price, end of period	$22.67		$20.50

Total Return(e)
Based on net asset value	27.13	%(f)(g)	7.40	%(f)

Based on market price	13.89	%(f)	5.10	%(f)

Ratios to Average Net Assets(h)
Total expenses	1.31%		1.32	%(i)

Total expenses after fees waived and/or reimbursed	1.31%		1.30	%(i)

Net investment income (loss)	(1.05)%		(0.48	)%(i)

Supplemental Data
Net assets, end of period (000)	$2,019,382		$1,635,966

Portfolio turnover rate	25%		16%

(a)	Commencement of operations. This information includes the initial investment by BlackRock HoldCo2, Inc.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact to the Trust’s total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	131

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BUI
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$22.02		$18.77	$21.12		$19.42	$19.50	$22.47

Net investment income(a)	0.20		0.37	0.49		0.56	0.56	0.47
Net realized and unrealized gain (loss)	(1.49)		4.33	(1.39)		2.59	0.81	(1.99)

Net increase (decrease) from investment operations	(1.29)		4.70	(0.90)		3.15	1.37	(1.52)

Distributions(b)
From net investment income	(0.73	)(c)	(0.24)	(0.63	)(d)	(0.47)	(0.49)	(0.42)
From net realized gain	—		(1.06)	(0.81	)(d)	(0.98)	(0.53)	(0.54)
From return of capital	—		(0.15)	(0.01)		—	(0.43)	(0.49)

Total distributions	(0.73)		(1.45)	(1.45)		(1.45)	(1.45)	(1.45)

Net asset value, end of period	$20.00		$22.02	$18.77		$21.12	$19.42	$19.50

Market price, end of period	$21.25		$22.31	$19.76		$21.62	$18.41	$16.78

Total Return(e)
Based on net asset value	(5.75	)%(f)	25.63%	(4.40)%		16.62%	7.57%	(6.09)%

Based on market price	(1.17	)%(f)	20.91%	(1.68)%		25.93%	18.50%	(12.45)%

Ratios to Average Net Assets
Total expenses	1.13	%(g)	1.12%	1.12%		1.11%	1.13%	1.11%

Total expenses after fees waived and/or reimbursed	1.10	%(g)	1.10%	1.09%		1.09%	1.13%	1.11%

Net investment income	2.06	%(g)	1.78%	2.46%		2.70%	2.83%	2.24%

Supplemental Data
Net assets, end of period (000)	$354,860		$383,337	$318,933		$357,776	$328,297	$329,747

Portfolio turnover rate	28%		39%	28%		31%	8%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

132	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Health Sciences Trust II *	BMEZ	Delaware	Diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified(a)
BlackRock Science and Technology Trust II	BSTZ	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

*	Commenced operations on January 30, 2020.
(a)	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the directors/ trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior to commencement of operations on January 30, 2020, BMEZ had no operations other than those relating to organizational matters and the sale of 5,000 common shares on November 6, 2019 to BlackRock Financial Management, Inc., an affiliate of BMEZ, for $100,000. Investment operations for BMEZ commenced on January 30, 2020.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the account of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2020, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset BCX’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Prior to commencement of operations, organization costs associated with the establishment of BMEZ and offering expenses of BMEZ with respect to the issuance of shares in the amounts of $140,500 and $4,295,804, respectively, were paid by the Manager. BMEZ is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each

134	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of BME, BMEZ, BCX, and BSTZ were fair valued using NAV or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

136	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following tables are a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BME
Citigroup Global Markets, Inc.	$271	$(271)	$—
Morgan Stanley & Co. LLC	9,840	(9,840)	—

	$10,111	$(10,111)	$—

BMEZ
National Financial Services LLC	$1,914,529	$(1,914,529)	$—

	$1,914,529	$(1,914,529)	$—

BST
Credit Suisse Securities (USA) LLC	$2,654,839	$(2,654,839)	$—

	$2,654,839	$(2,654,839)	$—

BSTZ
Barclays Capital, Inc.	$2,413,719	$(2,413,719)	$—
J.P. Morgan Securities LLC	5,058,316	(5,058,316)	—

	$7,472,035	$(7,472,035)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements  (unaudited) (continued)

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:

	BGR	BDJ	BOE	BME
Investment advisory fees	1.20%	0.80%	1.00%	1.00%

Average daily value of each Trusts’s net assets:

	CII	BGY	BSTZ	BUI
Investment advisory fees	0.85%	1.00%	1.25%	1.00%

Average daily value of each Trusts’s managed assets:

	BMEZ	BST	BSTZ
Investment advisory fees	1.25%	1.00%	1.25%

For purposes of calculating these fees, “net assets” mean the total assets of BGR, CII, BDJ, BOE, BGY, BME, BCX and BUI minus the sum of its accrued liabilities

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the Subsidiary) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the Subsidiary).

For purposes of calculating these fees, “managed assets” are determined as total assets of BST, BSTZ and BMEZ (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to BCX’s Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: BME, BST and BUI have entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME, BST and BUI will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2020 amounted to $54,065, $85,978 and $13,800 for BME, BST and BUI, respectively.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

		Expiration Date
BST	0.10%	December 31, 2020
	0.05	December 31, 2021

138	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets (BGR and BOE) or average daily net assets (BUI and BGY), as follows:

BGR	0.220%
BOE	0.175
BUI	0.025
BGY	0.100

These voluntary waivers may be reduced or discontinued at any time without notice.

For the six months ended June 30, 2020, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

BGR	$297,103
BOE	619,966
BGY	306,555
BST	385,188
BUI	43,964

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by vote of a majority of outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

	BGR	CII	BDJ	BOE	BGY
Amounts waived	$4,283	$3,211	$4,485	$3,707	$5,426

	BME	BMEZ	BCX	BST	BSTZ	BUI
Amounts waived	$3,526	$178,249	$4,467	$2,293	$8,894	$3,924

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”). Each Trust retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income (which excludes collateral investment expenses) in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2020, each Trust paid BIM the following amounts for securities lending agent services:

BME	$9,223
BMEZ	2,958
BST	3,268
BSTZ	60,088

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: During the six months ended June 30, 2020, BSTZ received reimbursement of $25,547 from an affiliate, which is included in other income in the Statements of Operations, related to an operating event.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BST	$—	$19,456	$(9,222)
BSTZ	4,681,538	2,569,739	(1,814,360)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	BGR	CII	BDJ	BOE	BGY
Purchases	$102,172,182	$212,546,695	$545,387,372	$179,022,865	$149,826,627
Sales	103,907,336	257,171,695	606,937,497	202,746,646	(161,657,689)

	BME	BMEZ	BCX	BST	BSTZ	BUI
Purchases	$83,181,087	$2,368,924,940	$291,593,571	$94,926,836	$411,657,216	$97,832,210
Sales	75,613,996	164,262,238	327,322,991	107,591,089	507,124,358	99,510,179

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019 except for BSTZ and BMEZ. BSTZ remains open for the period ended December 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BGR	BOE	BGY	BCX	BSTZ
$(185,729,928)	$(29,524,908)	$(27,853,009)	$(426,115,393)	$(16,443,625)

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BGY
Tax cost	$308,789,793	$570,256,178	$1,418,818,095	$673,298,222	$571,440,789

Gross unrealized appreciation	$4,904,478	$188,391,428	$245,184,309	$74,063,076	$73,621,260
Gross unrealized depreciation	(70,319,778)	(38,370,595)	(115,072,750)	(51,944,619)	(37,772,131)

Net unrealized appreciation (depreciation)	$(65,415,300)	$150,020,833	$130,111,559	$22,118,457	$35,849,129

	BME	BMEZ	BCX	BST	BSTZ	BUI
Tax cost	$310,539,919	$2,215,454,567	$664,396,410	$386,735,846	$1,352,758,881	$283,528,081

Gross unrealized appreciation	$171,820,524	$522,006,474	$94,538,498	$571,280,102	$726,812,587	$90,146,789
Gross unrealized depreciation	(5,322,104)	(69,165,625)	(95,468,261)	(16,843,737)	(36,643,853)	(14,453,338)

Net unrealized appreciation (depreciation)	$166,498,420	$452,840,849	$(929,763)	$554,436,365	$690,168,734	$75,693,451

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional

140	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and its investments. BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trusts’ net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a trust’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Biotechnology	BMEZ
Energy .	BGR, BCX
Financials	BDJ
Health Care	BME, BMEZ
Information Technology	BST, BSTZ
Materials	BCX
Utilities	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Trusts concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offerings:

	Six Months Ended 06/30/20	Year Ended 12/31/19
BME	653,948	969,840
BST	1,254,673	304,272
BUI	303,401	349,552

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended 06/30/20	Year Ended 12/31/19
BME	15,757	46,035
BST	26,121	150,491
BSTZ	—	210,006
BUI	25,365	75,584

For the six months ended June 30, 2020 and year ended December 31, 2019, for BGR, CII and BDJ shares issued and outstanding remained constant.

Shares of BMEZ issued and outstanding for the period January 30, 2020 to June 30, 2020, increased by 105,000,000 from the Trust’s initial public offering and 7,664,825 from the underwriters’ overallotment option. As of June 30, 2020, BlackRock Financial Management, Inc., an affiliate of BMEZ, owned 5,000 shares of BMEZ.

BME, BST and BUI have each filed a prospectus with the SEC allowing it to issue an additional 5,000,000, 12,067,384 and 4,347,047 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 3,859,813, 11,441,055 and 4,347,047 Common Shares, respectively, remain available for issuance under the Shelf Offerings. See Additional Information — Shelf Offering Program for additional information about the Shelf Offerings.

Initial costs incurred by each of BME, BST and BUI in connection with its Shelf Offering are recorded as “Deferred offering cost” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

142	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Trusts (other than BSTZ and BMEZ) participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, the Trusts (other than BSTZ and BMEZ) were permitted to repurchase up to 5% of their outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, the Trusts (other than BSTZ and BMEZ) may repurchase up to 5% of their outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

BOE	Shares	Amount
June 30, 2020	601,070	$5,488,353
December 31, 2019	2,600,735	27,037,545

BGY	Shares	Amount
June 30, 2020	714,993	$3,555,237
December 31, 2019	2,027,081	11,037,544

BCX	Shares	Amount
June 30, 2020	984,789	$5,713,680
December 31, 2019	3,485,024	27,004,375

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid distributions to Common Shareholders as follows:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BGR	$0.047000	$0.047000
CII	0.087500	0.087500
BDJ	0.050000	0.050000
BOE	0.063000	0.063000
BME	0.200000	0.200000
BMEZ	0.100000	0.100000
BGY	0.033800	0.033800
BCX	0.040000	0.040000
BST	0.165500	0.165500
BSTZ	0.100000	0.100000
BUI	0.121000	0.121000

(a)	Net investment income dividend paid on July 31, 2020 to Common Shareholders of record on July 15, 2020.
(b)	Net investment income dividend declared on August 3, 2020, payable to Common Shareholders of record on August 14, 2020.

NOTES TO FINANCIAL STATEMENTS	143

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Enhanced Global Dividend Trust (“BOE”), BlackRock Enhanced International Dividend Trust (“BGY”), BlackRock Health Sciences Trust (“BME”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock Science and Technology Trust (“BST”), BlackRock Utilities, Infrastructure & Power Opportunities Trust (“BUI”) and BlackRock Science and Technology Trust II (“BSTZ” and together with BGR, CII, BDJ, BOE, BGY, BME, BCX, BST and BUI, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each of BGR, BOE, BGY BCX and BUI also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager, BlackRock International Limited (the “Sub-Advisor”) and each of BGR, BOE, BGY BCX and BUI. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) the use of brokerage commissions and execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

144	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with BME, BUI and BST’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics including Fund return, Sharpe Ratio, stability of distribution, and yield (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered BGR’s performance relative to BGR’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGR generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGR, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	145

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board reviewed and considered CII’s performance relative to CII’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, CII generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for CII, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BDJ’s performance relative to BDJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BDJ generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BDJ, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BOE’s performance relative to BOE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BOE generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BOE, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BOE’s underperformance relative to the Performance Metrics.

The Board reviewed and considered BGY’s performance relative to BGY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGY, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BME’s performance relative to BME’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BME generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BME, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BCX’s performance relative to BCX’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BCX generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BCX, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BST’s performance relative to BST’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BST generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BST, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BUI’s performance relative to BUI’s Performance Metrics. Based on an overall rating relative to the Performance metrics, BUI generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BUI, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BSTZ’s performance relative to BSTZ’s Performance Metrics over the since-inception period. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BSTZ, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

146	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board noted that BGR’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BGR. An advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 22 basis points voluntary advisory fee waiver.

The Board noted that CII’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BDJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BOE’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BOE. An advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 17.5 basis points voluntary advisory fee waiver.

The Board noted that BGY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BGY. An advisory fee waiver has been in effect since 2013, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 10 basis points voluntary advisory fee waiver.

The Board noted that BME’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that BCX’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that BST’s contractual management fee rate ranked second out of four funds, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that, in connection with BST’s launch, BlackRock has contractually agreed to waive a portion of the advisory fee payable by BST through December 31, 2021. The contractual advisory fee waiver is 15 basis points through December 31, 2019, will be 10 basis points through December 31, 2020, and then will be 5 basis points through December 31, 2021.

The Board noted that BUI’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BUI. An advisory fee waiver has been in effect since 2017, the amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 2.5 basis points voluntary advisory fee waiver.

The Board noted that BSTZ’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although BME, BUI and BST may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of BME, BUI and BST’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex;

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	147

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors and each of BGR, BOE, BGY BCX and BUI for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

148	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Health Sciences Trust II (the “Fund”) met in person on September 5, 2019 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the Meeting, a majority of the Board Members were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; (f) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning the standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	149

Disclosure of Investment Advisory Agreement  (continued)

engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board noted that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Fund because the Fund was not yet organized and had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s proposed contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Fund’s estimated total net expense ratio, as well as the actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional separate accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board had previously reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board acknowledged the Manager’s representation that it expected the Fund’s costs of services and profitability to be broadly in line with those of other similar funds managed by the Manager. The Board then noted its previous review of BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board noted that, as a result, calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board then noted its previous review, as described above, of BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board reviewed its previous consideration of the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked third out of four funds and the Fund’s estimated actual management fee rate and estimated total expense ratio each ranked in the second quartile relative to the Fund’s peers.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services to be provided.

As the Fund has not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

150	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund may benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

The Board, including all of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including all the Independent Board Members, approved the Advisory Agreement between the Manager and the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	151

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective June 1, 2020, the portfolio managers of BMEZ and BME are Erin Xie, Kyle McClements, Christopher Accettella, Xiang Liu and Jeffrey Lee. Messrs. Liu and Lee joined BMEZ’s and BME’s portfolio management team effective June 1, 2020. Mr. Liu has been a Director of BlackRock, Inc. since 2016 and Vice President thereof from 2008 to 2016. Mr. Lee has been a Vice President of BlackRock, Inc. since 2011.

Effective June 1, 2020, the portfolio managers of BSTZ and BST are Tony Kim, Kyle McClements, Christopher Accettella and Reid Menge. Mr. Menge joined BSTZ’s and BST’s portfolio management team effective June 1, 2020. Mr. Menge has been a Director of BlackRock, Inc. since 2014.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC(b)

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGR, BOE, BGY, BCX and BUI.
(b)	For BME, BST and BUI.

152	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Fund Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Trusts, other than BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, except for BME, BST and BUI, are not continuously offered, which means that the Statements of Additional Information of each Trust, other than BME, BST and BUI, have not been updated after completion of the respective Trust’s offerings and the information contained in each such Trust’s Statement of Additional Information may have become outdated.

BME’s, BST’s and BUI’s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling 800-882-0052.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including, for BME, BST and BUI only, prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	153

Additional Information  (continued)

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

None of the Trusts, other than BME, BST and BUI, have filed a registration statement with respect to any current Shelf Offerings. This report is not an offer to sell these Trusts’ Common Shares and is not a solicitation of an offer to buy these Trusts’ Common Shares. If any of the Trusts other than BME, BST and BUI file a registration statement with respect to any current Shelf Offering, the prospectus contained therein will contain more complete information about such Trusts and should be read carefully before investing.

On March 26, 2020 BME, BST and BUI each have filed a final base prospectus and BST and BUI each have filed a final prospectus supplement with the SEC in connection with their Shelf Offering. This report and the base prospectuses of BME, BST and BUI and prospectus supplements of BST and BUI are not offers to sell these Trusts’ Common Shares or solicitations of an offer to buy these Trusts’ Common Shares in any jurisdiction where such offers or sales are not permitted. The base prospectuses of these Trusts and prospectus supplements of BST and BUI contains important information about the Trusts, including its investment objective, risks, charges and expenses. Investors are urged to read the base prospectuses of these Trusts and prospectus supplements of BST and BUI carefully and in its entirety before investing. Copies of the base prospectuses for these Trusts and prospectus supplements of BST and BUI can be obtained from BlackRock at blackrock.com.
Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust. The distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

154	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan New Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipts

OTC	Over-the-Counter

GLOSSARY OF TERMS USED IN THIS REPORT	155

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Erin Xie, PhD, MBA, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Xiang Liu, Director at BlackRock and Jeffrey Lee, Vice President at BlackRock. Ms. Xie and Messrs. McClements, Accettella, Liu and Lee are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. McClements and Ms. Xie have been members of the Fund’s portfolio management team since 2005. Mr. Accettella has been a member of the Fund’s portfolio management team since 2012. Messrs. Liu and Lee have been members of the Fund’s portfolio management team since 2020.

Information below is with respect to Messrs. Liu and Lee, who became portfolio managers to the Fund on June 1, 2020.

Portfolio Manager	Biography
Xiang Liu	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2008 to 2016.
Jeffrey Lee	Vice President of BlackRock, Inc. since 2011; Analyst of Duquesne Capital Management from 2008 to 2010.

(a)(2) As of June 30, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Xiang Liu	4	1	1	0	0	1
	$12.29 Billion	$8.64 Billion	$1.50 Billion	$0	$0	$1.50 Billion
Jeffrey Lee	4	1	1	0	0	1
	$12.29 Billion	$8.64 Billion	$1.50 Billion	$0	$0	$1.50 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Liu and Lee may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Liu and Lee may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of June 30, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of June 30, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund and other accounts are: BME Option Overwriting Strategy Composite Index; FTSE 3-month T-bill Index; MSCI WRLD HealthCare ND; Russell 3000 HealthCare Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of June 30, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Xiang Liu	None
Jeffrey Lee	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Health Sciences Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Health Sciences Trust

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Health Sciences Trust

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Health Sciences Trust

Date: September 4, 2020